UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04986

Franklin Investors Securities Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 4/30/20

Item 1.	Reports to Stockholders.

Franklin Convertible Securities Fund	Franklin Managed Income Fund

Franklin Equity Income Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Shareholder:

During the six months ended April 30, 2020, the U.S. economy showed mixed results, growing moderately through the end of 2019 amid concerns about trade, but contracting in 2020’s first quarter in response to the novel coronavirus (COVID-19) pandemic. The U.S. Federal Reserve (Fed), having lowered the federal funds rate in October for the third time during 2019, held the rate unchanged through February 2020. However, given larger economic risks posed by COVID-19, the Fed lowered its key rate by 0.50% on March 3 and further by 1.00% on March 15, decreasing the rate during the period from 1.75% to 0.25%. In its efforts to support U.S. economic activity, the Fed also announced broad quantitative easing measures to support credit markets.

In this environment, the prices of U.S. stocks, as measured by the Standard & Poor’s® 500 Index (S&P 500®), dropped 4.12%, (the index decreasing from 3,037.56 to 2,912.43).1,2 Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Index), posted a +4.86% total return (an index increase from 2,227.69 to 2,335.85), which includes reinvestment of interest.3

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well-positioned for the years ahead.

Franklin Investors Securities Trust’s semiannual report, covering Franklin Convertible Securities Fund, Franklin Equity Income Fund and Franklin Managed Income Fund, includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Investors Securities Trust

This letter reflects our analysis and opinions as of April 30, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Copyright © 2020, S&P Dow Jones Indices LLC. All rights reserved.

2. Source: Morningstar. The changes in index prices shown for the S&P 500 do not include reinvestments of income and distributions, which are included in its total return, which was: S&P 500 -3.16% (index total return resulting in a decrease from 6,138.73 to 5,944.68).

3. Sources: Morningstar and Bloomberg Barclays Indices. For the Bloomberg Index, only total return as shown is available, not price change without the inclusion of reinvested income and distributions.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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SEMIANNUAL REPORT

Economic and Market Overview

U.S. equities, as measured by the Standard & Poor’s 500 Index (S&P 500), declined during the six months under review. Equities advanced strongly throughout the first half of the reporting period, aided by relatively steady economic growth, easing trade tensions and the U.S. Federal Reserve’s (Fed’s) supportive monetary policy. However, a sharp selloff began in late February 2020 amid investor fears of a global economic slowdown due to the novel coronavirus (COVID-19) pandemic. Concerns about global supply chain disruptions and subdued consumer spending drove many investors to sell equity holdings in favor of perceived safe investments such as government bonds and cash.

Before the pandemic, the Fed maintained the federal funds target rate at a range of 1.50%–1.75%. The labor market remained strong through February 2020 and supported consumer spending.

However, economic activity contracted considerably as the COVID-19 pandemic spread and many state and local governments issued stay-at-home orders, which included business closures and restrictions. Layoffs in many industries, particularly retail, restaurants and hospitality, led to approximately 30 million workers filing for unemployment benefits in the last six weeks of the reporting period. As a result, the unemployment rate rose from a 50-year low of 3.5% in February 2020 to 14.7% at period-end, the highest level since the Great Depression.1

In an effort to buffer the sharp drop in economic activity, the Fed cut the federal funds target rate twice to a range of 0.00%–0.25% and announced broad quantitative easing measures aimed at ensuring the free flow of credit to borrowers and supporting credit markets with unlimited amounts of bond purchases. Meanwhile, Congress passed the Coronavirus Aid, Relief and Economic Security Act to provide economic relief for individuals and businesses, as well as additional funding for small businesses, while also considering proposals for longer-term economic stimulus. Investor sentiment was bolstered by the fiscal and monetary stimulus measures, anticipated development of COVID-19 treatments and gradual easing of social distancing policies beginning in late April 2020. U.S. stocks, as measured by the S&P 500, bounced from multi-year lows, but still finished the reporting period with negative returns.

The foregoing information reflects our analysis and opinions as of April 30, 2020. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics

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Franklin Convertible Securities Fund

This semiannual report for Franklin Convertible Securities Fund covers the period ended April 30, 2020. The Fund closed to new investors with limited exceptions on August 29, 2018. Existing investors may continue to purchase additional shares of the Fund.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize total return, consistent with reasonable risk, by seeking to optimize capital appreciation and high current income under varying market conditions. The Fund normally invests at least 80% of its net assets in convertible securities and common stock received upon conversion of convertible securities.

Performance Overview

For the six months under review, the Fund’s Class A shares posted a +3.15% cumulative total return. In comparison, the Fund’s benchmark, the ICE BofA Merrill Lynch (BofAML) All Alternatives U.S. Convertibles Index, which tracks the domestic convertible securities market, posted a +1.57% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

When choosing convertible securities for the Fund, we attempt to maintain a balance in the portfolio between the equity and debt characteristics of convertible securities with an emphasis on the equity features. We also consider the company’s long-term earnings, asset value and cash flow potential. By investing in convertible securities, the Fund seeks the opportunity to participate in the capital appreciation of underlying stocks, while at the same time relying on the fixed income aspect of the convertible securities to provide current income and reduced price volatility, which can limit the risk of loss in a down equity

Portfolio Composition

Based on Total Net Assets as of 4/30/20

market. Some of the convertible securities in which the Fund may invest have been structured to provide enhanced yield, increased equity exposure or enhanced downside protection. These securities typically provide a benefit to the issuer in exchange for the enhanced features, such as a conversion premium that is paid by the Fund. We may invest in convertible securities of companies of any capitalization size, but we generally seek to make the portfolio representative of the entire convertible securities market.

Manager’s Discussion

The health care, information technology (IT) and consumer discretionary sectors contributed most to Fund performance during the period. In health care, the Fund’s holdings of convertible bonds issued by medical device manufacturers Dexcom and Insulet were top contributors. DexCom continued to offer leading technology in a growing market and reported strong first-quarter 2020 results, and we believe the company’s underlying operational momentum may largely offset potential COVID-19 disruptions. Among a number of IT positions that contributed notably to performance, the Fund’s holdings of convertible bonds issued by cloud-based electronic signature solutions provider DocuSign, enterprise IT management software provider ServiceNow and software hosting services provider Atlassian were top contributors. DocuSign’s revenue was boosted by broadened product offerings after the company introduced the DocuSign Agreement Cloud last year and maintained strong growth from its eSignature products. In consumer discretionary, our holdings of convertible bonds issued by online home-goods retailer Wayfair and e-commerce company Etsy contributed to performance.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 28.

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FRANKLIN CONVERTIBLE SECURITIES FUND

Wayfair struggled in February after the company disclosed a fourth-quarter operating loss, weak first-quarter guidance and supply chain disruptions. However, in April, increased home furnishing purchases by consumers subject to stay-at-home orders due to the COVID-19 pandemic helped the company.

In contrast, the energy, utilities and communication services sectors detracted from Fund performance. In energy, our holdings in convertible bonds issued by oil and gas services company Oil States International detracted from performance. Oil States International suffered consecutive quarterly net losses due to a significant decline in U.S. land-based operational activity, and the company pledged to preserve liquidity and control expenses. In utilities and communication services, common stocks issued by electric power and energy infrastructure company NextEra Energy and convertible bonds issued by satellite TV provider Dish Network hurt results.

In other sectors, the Fund’s holdings in convertible bonds issued by online travel provider Booking Holdings, network and optical products provider Viavi Solutions and common and convertible preferred stocks issued by power and hand tools provider Stanley Black & Decker also hurt results. Booking Holdings experienced declining travel reservations due to the COVID-19 pandemic, which disrupted the company’s most profitable hotel business in western Europe as well as its business in the Asia Pacific region. Although Viavi Solutions reported record second-quarter revenue and growing earnings due to an unexpected recovery in its datacenter market, anticipation of poor third-quarter results, given a business downturn amid the COVID-19 pandemic, hurt the company.

Thank you for your continued participation in Franklin Convertible Securities Fund. We look forward to serving your future investment needs.

Alan E. Muschott, CFA Lead Portfolio Manager

Eric Webster, CFA Portfolio Manager

CFA® is a trademark owned by CFA Institute.

Top 10 Holdings
4/30/20

Company Sector/Industry	% of Total Net Assets
DexCom Inc. Health Care	2.7%
Wayfair Inc. Consumer Discretionary	2.3%
DocuSign Inc. Information Technology	2.2%
Microchip Technology Inc. Information Technology	2.2%
Okta Inc. Information Technology	2.2%
Atlassian Inc. Information Technology	2.2%
Etsy Inc. Consumer Discretionary	2.1%
MercadoLibre Inc. Consumer Discretionary	2.1%
Insulet Corp. Health Care	2.1%
Broadcom Inc. Information Technology	2.1%

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN CONVERTIBLE SECURITIES FUND

Performance Summary as of April 30, 2020

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
6-Month	+3.15%	-2.53%
1-Year	+2.93%	-2.73%
5-Year	+56.42%	+8.13%
10-Year	+147.94%	+8.89%

Advisor
6-Month	+3.27%	+3.27%
1-Year	+3.18%	+3.18%
5-Year	+58.45%	+9.64%
10-Year	+154.16%	+9.78%

	Distribution	30-Day Standardized Yield[6]
Share Class	Rate[5]	(with fee waiver)	(without fee waiver)

A	1.40%	1.86%	1.86%

Advisor	1.77%	2.20%	2.20%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 7 for Performance Summary footnotes.

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FRANKLIN CONVERTIBLE SECURITIES FUND

PERFORMANCE SUMMARY

Distributions (11/1/19–4/30/20)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total
A	$0.1775	$0.5120	$1.0963	$1.7858
C	$0.0778	$0.5120	$1.0963	$1.6861
R6	$0.2227	$0.5120	$1.0963	$1.8310
Advisor	$0.2101	$0.5120	$1.0963	$1.8184
Total Annual Operating Expenses[7]

Share Class	With Fee Waiver	Without Fee Waiver
A	0.84%	0.86%
Advisor	0.59%	0.61%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the conversion feature) and debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. The Fund may invest in high-yielding, fixed income securities. High yields reflect the higher credit risk associated with these lower-rated securities and, in some cases, the lower market prices for these instruments. Interest rate movements may affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund may also invest in foreign securities, which involve special risks, including political uncertainty and currency volatility. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/21. Fund investment results reflect the fee waiver; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Distribution rate is based on an annualization of the respective class’s past four quarterly dividends and the maximum offering price (NAV for Advisor Class) per share on 4/30/20.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN CONVERTIBLE SECURITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 11/1/19	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/201, [2]	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/201, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,031.50	$4.24	$1,020.69	$4.22	0.84%
C	$1,000	$1,027.90	$8.02	$1,016.96	$7.97	1.59%
R6	$1,000	$1,033.10	$2.53	$1,022.38	$2.51	0.50%
Advisor	$1,000	$1,032.70	$2.98	$1,021.93	$2.97	0.59%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Equity Income Fund

This semiannual report for Franklin Equity Income Fund covers the period ended April 30, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize total return by emphasizing high current income and long-term capital appreciation, consistent with reasonable risk, by normally investing at least 80% of its net assets in equity securities, including securities convertible into common stocks. The Fund generally invests the remainder of its assets in other equity-related instruments such as convertible securities and equity-linked notes (ELNs), and may also invest in foreign securities, including emerging markets.

Performance Overview

For the six months under review, the Fund’s Class A shares posted a -9.64% cumulative total return. In comparison, the Fund’s new primary benchmark, the Russell 1000® Value Index, which measures performance of the largest companies in the Russell 3000® Index, and represents the majority of the U.S. market’s total capitalization, posted a -13.66% total return.1 The Fund’s new secondary benchmark and former primary benchmark, the Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market, posted a -3.16% total return.1 The Russell 1000® Value Index is replacing the S&P 500 Index as the Fund’s primary benchmark because the investment manager believes that the Russell 1000® Value Index more accurately reflects the Fund’s investment strategy. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 12.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Portfolio Composition

Based on Total Net Assets as of 4/30/20

Investment Strategy

We seek to invest in a broadly diversified portfolio of equity securities that we consider to be financially strong, with a focus on blue chip companies. We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, cash flow potential and balance sheet strength. We also consider a company’s price/earnings ratio, return on capital, profit

1. Source: Morningstar.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not include any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 37.

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FRANKLIN EQUITY INCOME FUND

margins and asset value. We consider dividend yield and the opportunity for dividend growth in selecting stocks for the Fund because we believe that, over time, dividend income can contribute significantly to total return and can be a more consistent source of investment return than capital appreciation. We seek to take advantage of price dislocations that result from the market’s short-term focus and choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Manager’s Discussion

The information technology (IT), health care and consumer discretionary sectors contributed to Fund performance during the period. Within IT, information software and services firm Microsoft and personal computing device manufacturer and service provider Apple were notable contributors. Microsoft’s shares rose during the period on strong earnings reports for the last two quarters, with their Intelligent Cloud line of products performing particularly well. Nearly every major business became more relevant as a result of the COVID-19 pandemic and the broader digital transformation opportunity. In health care, health care products and services provider Johnson & Johnson, managed care provider UnitedHealth Group and medical and environmental technology products company Danaher were notable contributors. Johnson & Johnson reported strong first-quarter 2020 sales growth driven by its pharmaceutical products, particularly for oncology, as well as its consumer products, although the company reduced its 2020 guidance due to the impact of the COVID-19 pandemic.

In consumer discretionary, online marketplace and web services operator Amazon.com contributed to absolute results as shares of the company rose during the COVID-19 pandemic in 2020’s first quarter. Consumers increasingly turned to the online retailer for basic goods as they spent growing amounts of time at home, boosting sales. The company also benefited from the increase in remote working, which has made more companies reliant on technology infrastructure provided by Amazon Web Services. In other sectors, discount general merchandise retailer Walmart also helped results.

In contrast, the financials, industrials and energy sectors detracted most from performance. Financials sector holdings, including leading banks JPMorgan Chase and Bank of America, struggled with declining interest rates, fears of elevated credit losses, and the need to build reserves as recessionary conditions took hold due to the pandemic. In industrials, aerospace and defense company Raytheon Company merged with United Technologies on

Top 10 Holdings
4/30/20

Company Sector/Industry	% of Total Net Assets

JPMorgan Chase & Co. Financials	3.8%

Johnson & Johnson Health Care	3.3%

The Procter & Gamble Co. Consumer Staples	2.9%

Microsoft Corp. Information Technology	2.7%

NextEra Energy Inc. Utilities	2.5%

Verizon Communications Inc. Communication Services	2.5%

Chevron Corp. Energy	2.5%

PepsiCo Inc. Consumer Staples	2.4%

Morgan Stanley Financials	2.4%

Duke Energy Corp. Utilities	2.4%

April 3, 2020, to form Raytheon Technologies. Despite the negative impact of recently declining aviation demand, the newly combined company expects to introduce breakthrough technologies at an accelerated pace across high-value areas of commercial aerospace and defense. In energy, integrated energy company Suncor Energy and oil exploration and production firm Royal Dutch Shell hindered performance. In other sectors, nonalcoholic beverage producer Coca-Cola also hurt results.

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FRANKLIN EQUITY INCOME FUND

Thank you for your continued participation in Franklin Equity Income Fund. We look forward to serving your future investment needs.

Matthew D. Quinlan

Alan E. Muschott, CFA

Todd Brighton, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN EQUITY INCOME FUND

Performance Summary as of April 30, 2020

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return	[3]
A4 6-Month	-9.64%	-14.62%
1-Year	-6.09%	-11.27%
5-Year	+29.99%	+4.20%
10-Year	+130.07%	+8.08%
Advisor 6-Month	-9.51%	-9.51%
1-Year	-5.80%	-5.80%
5-Year	+31.65%	+5.65%
10-Year	+136.02%	+8.97%

	Distribution	30-Day Standardized Yield[6]
Share Class	Rate[5]	(with fee waiver)	(without fee waiver)
A	2.75%	2.10%	2.09%
Advisor	3.19%	2.46%	2.46%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 13 for Performance Summary footnotes.

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FRANKLIN EQUITY INCOME FUND

PERFORMANCE SUMMARY

Distributions (11/1/19–4/30/20)

Share Class	Net Investment Income	Long-Term Capital Gain	Total
A	$0.3263	$0.7586	$1.0849
C	$0.2097	$0.7586	$0.9683
R	$0.2886	$0.7586	$1.0472
R6	$0.3798	$0.7586	$1.1384
Advisor	$0.3652	$0.7586	$1.1238

Total Annual Operating Expenses[7]
Share Class	With Fee Waiver	Without Fee Waiver
A	0.86%	0.87%
Advisor	0.61%	0.62%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price and debt securities when the underlying stock price is low relative to the conversion price. Investments in ELNs often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. The Fund’s investment in foreign securities also involves special risks, including currency fluctuations and economic as well as political uncertainty. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/21. Fund investment results reflect the fee waiver; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Distribution rate is based on an annualization of the respective class’s current quarterly dividend and the maximum offering price (NAV for Advisor Class) per share on 4/30/20.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN EQUITY INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 11/1/19	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/201, [2]	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/201, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$903.60	$3.93	$1,020.74	$4.17	0.83%
C	$1,000	$900.10	$7.46	$1,017.01	$7.92	1.58%
R	$1,000	$902.90	$5.02	$1,019.59	$5.32	1.06%
R6	$1,000	$905.10	$2.37	$1,022.38	$2.51	0.50%
Advisor	$1,000	$904.90	$2.75	$1,021.98	$2.92	0.58%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Managed Income Fund

This semiannual report for Franklin Managed Income Fund covers the period ended April 30, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize income to support monthly distributions, while maintaining the prospects for capital appreciation by investing, under normal market conditions, in a diversified portfolio of stocks (substantially dividend paying) and debt securities. The Fund normally invests at least 25% of its total assets in debt securities, including bonds, notes, debentures and money market securities, and at least 25% of its total assets in equity securities, primarily common and preferred stock.

Portfolio Composition*

4/30/20

% of Total Net Assets
Stocks	60.5%
Common Stocks	36.5%
Equity-Linked Securities	14.1%
Convertible Preferred Stocks	6.0%
Management Investment Companies	2.8%
Options Purchased	0.7%
Preferred Stocks	0.4%
Bonds	38.7%
Corporate Bonds	30.4%
U.S. Government and Agency Securities	4.5%
Mortgage-Backed Securities	3.8%

Short-Term Investments & Other Net Assets**	0.8%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

**Includes money market funds and other net assets (including derivatives).

Performance Overview

For the six months under review, the Fund’s Class A shares posted a cumulative total return of -5.15%. In comparison, the Fund’s new primary and former secondary benchmark, the blended 25% ICE BofA Merrill Lynch (BofAML) U.S. Corporate & High Yield Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index and 50% MSCI USA High Dividend Yield Index (Blended Benchmark), which is a combination of leading stock and bond indexes, posted a -3.16% total return.1 The ICE BofAML U.S. Corporate & High Yield Index tracks the performance of U.S. dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market, and below investment grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by credit rating agencies Moody’s and Standard & Poor’s. The Bloomberg Barclays U.S. Aggregate Bond Index tracks the U.S. investment-grade, taxable bond market. The MSCI USA High Dividend Yield Index is designed to reflect the performance of equities in the MSCI USA Index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The Fund’s new secondary and former primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, posted a +4.86% total return.2 The Fund’s third benchmark, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, posted a -3.16% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 19.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value. In determining an optimal mix of equity and fixed income investments for the Fund, we assess changing economic, market and industry conditions. The Fund seeks income by investing in a combination of corporate, agency and government bonds issued in the U.S.

1. Source: FactSet. The Blended Benchmark was calculated internally and rebalanced monthly.

2. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 46.

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FRANKLIN MANAGED INCOME FUND

and other countries, as well as common stocks in any market capitalization and convertible securities. The Fund seeks capital appreciation by investing in equity securities and convertible securities of companies from a variety of industries. We may, from time to time, use for various purposes equity-related derivatives, including call and put options and futures on equity securities and equity indexes, options on equity index futures, as well as interest-rate, currency and credit-related derivatives. These purposes include enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments or markets in more efficient or less expensive ways and/or hedging risks. The use of such derivative transactions may allow the Fund to obtain net long or short exposures to selected securities, markets, interest rates, countries, currencies, credits or durations.

What are put and call options?

A put option is a contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time. Put options are most commonly used to protect against the decline of a stock price below a certain price. Conversely, a call option gives the holder the right to buy shares at a specified price within a specified time, regardless of the price in the future before the expiration date. If the stock price rises, the holder of the call option has the right to buy at the agreed-upon price, which could be lower.

What is a future?
A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

Manager’s Discussion

The period under review was characterized by significant shifts in sentiment and fundamentals that ultimately led to meaningful declines across risk assets. Slowing growth and rising recessionary fears in many economies at the start of the period gradually gave way to signs of improving growth as trade tensions eased, particularly between the U.S. and China. Equities rose to start 2020 buoyed by the prospects for a resumption of revenue and earnings growth before ultimately succumbing to the devastating human and economic effects of the COVID-19 global pandemic.

Dividend Distributions*

11/1/19–4/30/20

	Dividend per Share (cents)

Month	Class A	Class C	Class R	Class R6	Advisor Class

November	3.58	2.87	3.34	3.90	3.82

December	3.58	2.87	3.34	3.90	3.82

January	3.93	3.11	3.68	4.29	4.21

February	3.93	3.11	3.68	4.29	4.21

March	3.93	3.11	3.68	4.29	4.21

April	3.93	3.11	3.68	4.29	4.21

Total	22.88	18.18	21.40	24.96	24.48

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

At period-end, the global economy remained largely sidelined due to broad shelter-in-place restrictions designed to curtail the spread of COVID-19 with varying degrees of re-opening timelines beginning to come into focus. U.S. gross domestic product (GDP) declined 5.0% in 2020’s first quarter and a bleak outlook developed for 2020’s second quarter with declines of as much as 25% expected for U.S. GDP.

Weakening demand for energy due to the sharp contraction in economic activity as a result of the global pandemic was compounded by a market share battle as negotiations broke down between major Organization of the Petroleum Exporting Countries (OPEC) and other oil producers, including Saudi Arabia and Russia. Oil prices collapsed as a result, falling over 60% during the period. As markets struggled with record volatility, assets perceived by investors to have lower risk, U.S. Treasuries particularly, rallied as investors sought havens from the turmoil dominating global markets. The yield on 10-year U.S. Treasuries declined during the period from 1.69% to 0.64%.

The Fund posted a negative total return as the global pandemic triggered the fastest bear market on record from a previous all-time record high, despite a fairly sharp recovery over the final five weeks of the period after the dramatic market selloff that began on February 20, 2020. Dividend stocks underperformed and the equity component of the Fund’s blended benchmark declined as the MSCI USA High Dividend Yield Index returned -9.16% for the six-month period. Corporate credit struggled initially in the market selloff given the rapidly deteriorating company fundamentals,

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FRANKLIN MANAGED INCOME FUND

but unprecedented policy intervention, both monetary and fiscal, helped loosen the flow of credit across the market as we moved toward period-end. Buoyed by the rally in U.S. Treasuries, the benchmark Bloomberg Barclays U.S. Aggregate Bond Index returned +4.86%, while the ICE BofAML U.S. Corporate & High Yield Index returned +0.21%.

The Fund entered the period with a fairly balanced weighting across fixed income and equity securities, while also holding a healthy balance of 8.9% in cash equivalents, which muted losses experienced in the broader equity markets. The portfolio underwent a shift in asset allocation over the period under review in our effort to uncover opportunities presented by the market dislocation, ending with an equity weighting of 60.5%, a fixed income weighting of 38.7% and 0.8% in cash.

During the period, the Fund’s fixed income weighting declined from 43.6% to 38.7%, as outperformance relative to equities was offset by shifts in asset allocation as we reduced holdings of U.S. Treasuries and agency mortgage-backed securities (MBS) to take advantage of lower equity prices and more attractive valuations during a period of peak dislocation in the equity markets. Accommodative monetary policy intervention in the market for U.S. Treasuries, agency MBS and corporate credit led to a substantial decline in yields toward period-end, which resulted in additional reductions to fixed income with sales in the investment-grade corporate side of the portfolio.

Given active reallocation as opportunities presented themselves, U.S. Treasuries began the period at 8.0% of net assets and ended the period at 4.5%, Agency MBS began the period at 1.1% and ended the period at 3.8%, corporate investment-grade securities began the period at 26.5% and ended the period at 22.5%, and high-yield corporate securities began the period at 7.6% and ended the period at 7.9%.

Fixed income sector dispersion was broad-based during the reporting period with the largest gains from health care, U.S. Treasuries and consumer staples followed by modest gains from communication services, information technology (IT) and agency MBS. Positive performance from defensive positions in U.S. Treasury as well as agency MBS served as a ballast to the portfolio during the market dislocations during the period. Health care positions in Bristol-Myers Squibb and CVS Health also paced gains during the period as did communication services holdings in T-Mobile as it successfully completed its merger with Sprint.

Weakness in fixed income was felt acutely in the energy sector due to the double hit from extreme demand destruction as a result of the global pandemic and rising

Top Five Equity Holdings

4/30/20

Company Sector/Industry	% of Total Net Assets

Intel Corp. Information Technology	2.4%

Amazon.com Inc. Consumer Discretionary	2.1%

Apple Inc. Information Technology	2.0%

Dominion Energy Inc. Utilities	1.8%

Broadcom Inc. Information Technology	1.8%

supplies due to the market share war following the breakdown in cooperation among OPEC and other oil producers during the period. Chesapeake Energy (not held at period-end), The Williams Co. (not held at period-end) and Calumet Specialty Products were key detractors.

Other meaningful detractors from absolute returns among fixed income sectors included financials and consumer discretionary. Financials came under pressure as interest rates collapsed and fears of rising credit losses negatively impacted the sector. The Fund experienced modest losses in fixed income holdings of Prudential Financial, Capital One Financial and Truist Financial. Consumer discretionary holdings struggled as business across the country succumbed to COVID-19 containment measures, causing many businesses to shut completely and urging consumers to stay home to stop the spread. As a result, holdings in casino operators Las Vegas Sands and Wynn Resorts suffered modest losses as did auto manufacturer Ford Motor, which ceased auto production as sales dried up and the shutdown gripped the U.S. economy.

Equity holdings began the period at approximately 47.5% of the portfolio and ended the period at 60.5%. As an asset class, our equity holdings underperformed during the period. We used the weakness and volatility during March to shift assets out of areas that outperformed, including U.S. Treasuries, agency MBS and investment-grade corporate bonds, while adding to common stocks, convertible securities and equity-linked notes. Common equity positioning increased from 32.6% to 36.5% of the portfolio over the course of the period under review, while equity-linked notes increased from 11.7% to 14.1% and preferred instruments increased from 1.8% to 6.4%.

In terms of equity sector performance during the period, the IT, health care and consumer discretionary sectors were

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FRANKLIN MANAGED INCOME FUND

positive contributors. A number of positive individual contributors made substantial gains resulting from the market bottoming at the end of March. Medical diagnostics company Quest Diagnostics was a major individual contributor to performance during the period along with IT company Intel. Our consumer discretionary position in Amazon.com was also a key performer given the increased demand for goods and services in an economy where consumers were largely idled toward period-end.

Financials sector holdings struggled with rapidly falling interest rates and fears of elevated credit losses as recessionary conditions took hold due to the global pandemic. Holdings of Wells Fargo, JPMorgan Chase, Bank of America and Toronto-Dominion Bank (not held at period-end) all negatively impacted results. Additionally, losses in energy companies also weighed on performance during the period with minimal differentiation related to long-term viability. Losses were extreme among both oil and gas producers and oilfield services companies, with sharp declines experienced by Schlumberger, Royal Dutch Shell, Exxon Mobil and Chevron. The speed of the contraction in economic activity also led to losses in industrial players Boeing (not held at period-end), Raytheon Technologies, General Dynamics and Honeywell.

The Fund used equity call and put options during the period largely to sell covered calls and sell puts aligned with our price targets for selling and reducing positions on the upside (covered calls) or initiating and adding to positions at lower levels (put selling). The Fund also used equity index put spreads during the period, which generated losses by period-end.

Top Five Fixed Income Holdings

4/30/20

Company Sector/Industry	% of Total Net Assets

U.S. Treasury Note Financials	4.5%

GNMA II SF 30 Year Financials	2.4%

CHS/Community Health Systems Inc. Health Care	1.6%

FNMA 30 Year Financials	1.3%

CVS Health Corp. Health Care	1.0%

Thank you for your continued participation in Franklin Managed Income Fund. We look forward to serving your future investment needs.

Edward Perks, CFA Co-Lead Portfolio Manager

Brendan Circle, CFA Co-Lead Portfolio Manager

Todd Brighton, CFA Portfolio Manager

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FRANKLIN MANAGED INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN MANAGED INCOME FUND

Performance Summary as of April 30, 2020

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4 6-Month	-5.15%	-10.34%

1-Year	-0.80%	-6.22%

5-Year	+22.96%	+3.05%

10-Year	+92.90%	+6.18%

Advisor 6-Month	-5.09%	-5.09%

1-Year	-0.55%	-0.55%

5-Year	+24.54%	+4.49%

10-Year	+98.42%	+7.09%

	Distribution	30-Day Standardized Yield[6]
Share Class	Rate[5]	(with fee waiver)	(without fee waiver)

A	3.88%	2.38%	2.36%

Advisor	4.39%	2.76%	2.75%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 22 for Performance Summary footnotes.

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FRANKLIN MANAGED INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	4/30/20	10/31/19	Change
A (FBLAX)	$11.47	$12.80	-$1.33
C (FBMCX)	$11.35	$12.67	-$1.32
R (FBFQX)	$11.50	$12.84	-$1.34
R6 (FBFRX)	$11.51	$12.85	-$1.34
Advisor (FBFZX)	$11.50	$12.84	-$1.34

Distributions (11/1/19–4/30/20)

	Net Investment	Short-Term	Long-Term
Share Class	Income	Capital Gain	Capital Gain	Total
A	$0.2288	$0.0943	$0.3878	$0.7109
C	$0.1818	$0.0943	$0.3878	$0.6639
R	$0.2140	$0.0943	$0.3878	$0.6961
R6	$0.2496	$0.0943	$0.3878	$0.7317
Advisor	$0.2448	$0.0943	$0.3878	$0.7269

Total Annual Operating Expenses[7]

	With Fee	Without Fee
Share Class	Waiver	Waiver
A	0.93%	0.97%
Advisor	0.68%	0.72%

See page 22 for Performance Summary footnotes.

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FRANKLIN MANAGED INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. As the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

The Fund is not guaranteed to achieve its investment goal of making monthly distributions, while maintaining prospects for capital appreciation nor is there any guarantee that the Fund will provide sufficient income at or through the investor’s retirement. In addition, some of its distributions may be treated in part as a return of capital, which will decrease shareholders’ cost basis in the Fund and affect the amount of any capital gain or loss that they realize when selling or exchanging fund shares. The annual payout rate may be adjusted higher or lower from year to year and could vary substantially over time. It is possible for the Fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its distributions to shareholders under the managed distribution policy. Investors who hold the Fund within a tax-advantaged retirement account should consult their tax advisors to discuss tax consequences of receiving cash distributions. In addition, use of the Fund or election of the option to receive distribution payments in cash may be restricted in certain retirement plans by the terms of the governing plan documents and/or the discretion of the plan administrator. Investors are strongly advised to consult with their financial advisor for assistance before selecting the appropriate fund, based on their goals and personal situations, including time horizon, retirement income needs, risk tolerance and tax bracket.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/21. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Distribution rate is based on an annualization of the respective class’s April dividend and the maximum offering price (NAV for Advisor Class) per share on 4/30/20.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN MANAGED INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 11/1/19	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/20[1,2]	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/20[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$948.50	$4.36	$1,020.39	$4.52	0.90%
C	$1,000	$945.00	$7.98	$1,016.66	$8.27	1.65%
R	$1,000	$946.70	$5.57	$1,019.14	$5.77	1.15%
R6	$1,000	$949.50	$2.81	$1,021.98	$2.92	0.58%
Advisor	$1,000	$949.10	$3.15	$1,021.63	$3.27	0.65%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Convertible Securities Fund

	Six Months Ended April 30, 2020	Year Ended October 31,

	(unaudited)	2019	2018	2017	2016	2015

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$22.13	$20.65	$20.68	$18.24	$18.00	$18.97

Income from investment operations[a]:

Net investment income[b]	0.12	0.21	0.16	0.27	0.25	0.24

Net realized and unrealized gains (losses)	0.59	2.47	1.35	2.98	0.85	(0.14)

Total from investment operations	0.71	2.68	1.51	3.25	1.10	0.10

Less distributions from:

Net investment income	(0.18)	(0.45)	(0.49)	(0.47)	(0.50)	(0.39)

Net realized gains	(1.61)	(0.75)	(1.05)	(0.34)	(0.36)	(0.68)

Total distributions	(1.79)	(1.20)	(1.54)	(0.81)	(0.86)	(1.07)

Net asset value, end of period	$21.05	$22.13	$20.65	$20.68	$18.24	$18.00

Total return[c]	3.15%	13.84%	7.65%	18.39%	6.41%	0.66%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.84%	0.85%	0.86%	0.85%	0.86%	0.86%

Expenses net of waiver and payments by affiliates[e]	0.84% [f]	0.83%	0.84%	0.84%	0.85%	0.86%[f]

Net investment income	1.11%	0.97%	0.76%	1.39%	1.44%	1.33%

Supplemental data

Net assets, end of period (000’s)	$1,087,248	$1,169,928	$1,153,875	$815,491	$768,553	$818,082

Portfolio turnover rate	6.59%	26.83%	35.90%	27.24%	28.03%	17.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund (continued)

	Six Months Ended April 30, 2020	Year Ended October 31,

	(unaudited)	2019	2018	2017	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$21.77	$20.31	$20.37	$17.98	$17.75	$18.73

Income from investment operations[a]:

Net investment income[b]	0.04	0.04	(—)[c]	0.12	0.12	0.11

Net realized and unrealized gains (losses)	0.58	2.45	1.33	2.93	0.84	(0.16)

Total from investment operations	0.62	2.49	1.33	3.05	0.96	(0.05)

Less distributions from:

Net investment income	(0.08)	(0.28)	(0.34)	(0.32)	(0.37)	(0.25)

Net realized gains	(1.61)	(0.75)	(1.05)	(0.34)	(0.36)	(0.68)

Total distributions	(1.69)	(1.03)	(1.39)	(0.66)	(0.73)	(0.93)

Net asset value, end of period	$20.70	$21.77	$20.31	$20.37	$17.98	$17.75

Total return[d]	2.79%	13.03%	6.84%	17.49%	5.65%	(0.15)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.59%	1.60%	1.61%	1.60%	1.61%	1.61%

Expenses net of waiver and payments by affiliates[f]	1.59% [g]	1.58%	1.59%	1.59%	1.60%	1.61% [g]

Net investment income	0.36%	0.22%	0.01%	0.64%	0.69%	0.58%

Supplemental data

Net assets, end of period (000’s)	$225,600	$256,075	$299,716	$303,243	$293,038	$311,951

Portfolio turnover rate	6.59%	26.83%	35.90%	27.24%	28.03%	17.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	25

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund (continued)

	Six Months Ended April 30, 2020	Year Ended October 31,
	(unaudited)	2019	2018	2017	2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$22.28	$20.78	$20.79	$18.33	$18.09	$18.99

Income from investment operations[a]:

Net investment income[b]	0.16	0.28	0.24	0.34	0.33	0.30

Net realized and unrealized gains (losses)	0.58	2.50	1.36	3.00	0.84	(0.14)

Total from investment operations	0.74	2.78	1.60	3.34	1.17	0.16

Less distributions from:

Net investment income	(0.22)	(0.53)	(0.56)	(0.54)	(0.57)	(0.38)

Net realized gains	(1.61)	(0.75)	(1.05)	(0.34)	(0.36)	(0.68)

Total distributions	(1.83)	(1.28)	(1.61)	(0.88)	(0.93)	(1.06)

Net asset value, end of period	$21.19	$22.28	$20.78	$20.79	$18.33	$18.09

Total return[c]	3.31%	14.26%	8.07%	18.84%	6.78%	0.99%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.50%	0.54%	0.55%	0.49%	0.50%	0.50%

Expenses net of waiver and payments by affiliates[e]	0.50% [f]	0.49%	0.49%	0.48%	0.49%	0.50% [f]

Net investment income	1.45%	1.31%	1.11%	1.75%	1.80%	1.69%

Supplemental data

Net assets, end of period (000’s)	$82,895	$51,791	$57,824	$22,950	$7,154	$5

Portfolio turnover rate	6.59%	26.83%	35.90%	27.24%	28.03%	17.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

26	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund (continued)

	Six Months Ended April 30, 2020	Year Ended October 31,
	(unaudited)	2019	2018	2017	2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$22.14	$20.65	$20.68	$18.24	$18.00	$18.98

Income from investment operations[a]:

Net investment income[b]	0.15	0.26	0.21	0.32	0.30	0.29

Net realized and unrealized gains (losses)	0.58	2.49	1.35	2.98	0.85	(0.15)

Total from investment operations	0.73	2.75	1.56	3.30	1.15	0.14

Less distributions from:

Net investment income	(0.21)	(0.51)	(0.54)	(0.52)	(0.55)	(0.44)

Net realized gains	(1.61)	(0.75)	(1.05)	(0.34)	(0.36)	(0.68)

Total distributions	(1.82)	(1.26)	(1.59)	(0.86)	(0.91)	(1.12)

Net asset value, end of period	$21.05	$22.14	$20.65	$20.68	$18.24	$18.00

Total return[c]	3.27%	14.18%	7.91%	18.69%	6.68%	0.87%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.59%	0.60%	0.61%	0.60%	0.61%	0.61%

Expenses net of waiver and payments by affiliates[e]	0.59% [f]	0.58%	0.59%	0.59%	0.60%	0.61% [f]

Net investment income	1.36%	1.22%	1.01%	1.64%	1.69%	1.58%

Supplemental data

Net assets, end of period (000’s)	$2,091,827	$2,379,435	$2,189,462	$1,542,254	$1,080,346	$899,441

Portfolio turnover rate	6.59%	26.83%	35.90%	27.24%	28.03%	17.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	27

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2020 (unaudited)

Franklin Convertible Securities Fund

		Country	Shares	Value

	Convertible Preferred Stocks 19.1%
	Consumer Staples 1.7%
	Bunge Ltd., 4.875%, cvt. pfd.	United States	630,000	$58,942,800

	Health Care 4.2%
	Avantor Inc., 6.25%, cvt. pfd., A	United States	820,000	47,215,600
	Becton Dickinson and Co., 6.125%, cvt. pfd., A	United States	389,600	23,079,904
	Change Healthcare Inc., 6.00%, cvt. pfd.	United States	300,000	13,878,000
	Danaher Corp., 4.75%, cvt. pfd., A	United States	54,000	64,212,480

				148,385,984

	Industrials 2.2%
	Fortive Corp., 5.00%, cvt. pfd., A	United States	34,350	28,502,943
	Stanley Black & Decker Inc., 5.375%, cvt. pfd.	United States	592,000	47,389,600

				75,892,543

	Information Technology 2.1%
	Broadcom Inc., 8.00%, cvt. pfd., A	United States	71,100	72,339,984

	Materials 1.6%
	International Flavors & Fragrances Inc., 6.00%, cvt. pfd.	United States	1,192,242	56,691,107

	Utilities 7.3%
	American Electric Power Co. Inc., 6.125%, cvt. pfd.	United States	440,000	22,352,000
	DTE Energy Co., 6.25%, cvt. pfd.	United States	800,000	33,440,000
	Essential Utilities Inc., 6.00%, cvt. pfd.	United States	770,000	43,967,000
a	NextEra Energy Inc., 5.279%, cvt. pfd.	United States	1,100,000	47,509,000
	Sempra Energy, 6.00%, cvt. pfd., A	United States	417,500	42,714,425
	Sempra Energy, 6.75%, cvt. pfd., B	United States	206,000	20,869,860
	South Jersey Industries Inc., 7.25%, cvt. pfd.	United States	360,000	16,131,600
	The Southern Co., 6.75%, cvt. pfd.	United States	550,000	26,037,000

				253,020,885

	Total Convertible Preferred Stocks (Cost $693,575,591)			665,273,303

			Principal Amount*

	Convertible Bonds 79.0%
	Communication Services 10.2%
	iQIYI Inc.,
	cvt., senior note, 3.75%, 12/01/23	China	$40,000,000	38,100,000
	cvt., senior note, 2.00%, 4/01/25	China	26,000,000	22,129,100
b	Liberty Interactive LLC, cvt., senior bond, 144A, 1.75%, 9/30/46	United States	37,000,000	54,504,552
	Liberty Media Corp.,
	cvt., senior bond, 2.25%, 9/30/46	United States	37,000,000	18,059,700
	cvt., senior note, 1.375%, 10/15/23	United States	21,200,000	22,207,341
b	Sea Ltd., cvt., senior note, 144A, 1.00%, 12/01/24	Taiwan	33,000,000	42,579,139
b	Snap Inc., cvt., senior note, 144A, 0.75%, 8/01/26	United States	59,000,000	61,256,143
	Weibo Corp., cvt., senior note, 1.25%, 11/15/22	China	63,000,000	57,484,902
	Zillow Group Inc., cvt., senior note, 2.00%, 12/01/21	United States	34,500,000	38,187,187

				354,508,064

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Convertible Securities Fund (continued)

		Country	Principal Amount	*	Value

	Convertible Bonds (continued)
	Consumer Discretionary 12.2%
	Booking Holdings Inc.,
	cvt., senior note, 0.35%, 6/15/20	United States	$25,000,000		$28,520,600
	cvt., senior note, 0.90%, 9/15/21	United States	32,500,000		32,940,655
	[b] cvt., senior note, 144A, 0.75%, 5/01/25	United States	9,000,000		10,199,709
b	Burlington Stores Inc., cvt., senior note, 144A, 2.25%, 4/15/25	United States	5,000,000		5,323,476
	Etsy Inc., cvt., senior note, zero cpn., 3/01/23	United States	40,000,000		74,381,641
	MercadoLibre Inc., cvt., senior note, 2.00%, 8/15/28	Argentina	50,000,000		74,047,910
b	Pinduoduo Inc., cvt., senior note, 144A, zero cpn., 10/01/24	China	44,000,000		55,819,015
	RH,
	[b] cvt., senior note, 144A, zero cpn., 9/15/24	United States	24,000,000		21,915,080
	cvt., senior note, zero cpn., 6/15/23	United States	44,500,000		43,470,937
	Wayfair Inc.,
	cvt., senior note, 0.375%, 9/01/22	United States	19,000,000		24,557,500
	cvt., senior note, 1.125%, 11/01/24	United States	22,000,000		27,101,250
	[b] cvt., senior note, 144A, 1.00%, 8/15/26	United States	28,000,000		28,560,308

					426,838,081

	Energy 0.3%
	Oil States International Inc., cvt., senior note, 1.50%, 2/15/23	United States	28,000,000		10,733,457

	Financials 1.8%
b	AXA SA, cvt., senior note, 144A, 7.25%, 5/15/21	France	71,500,000		62,964,688

	Health Care 15.2%
	BioMarin Pharmaceutical Inc., cvt., senior sub. note, 1.50%, 10/15/20	United States	28,200,000		30,528,249
	DexCom Inc., cvt., senior note, 0.75%, 12/01/23	United States	44,000,000		92,792,526
	Illumina Inc.,
	cvt., senior note, 0.50%, 6/15/21	United States	32,500,000		43,724,384
	cvt., senior note, zero cpn., 8/15/23	United States	25,750,000		26,569,923
b	Insulet Corp., cvt., senior note, 144A, 0.375%, 9/01/26	United States	65,000,000		73,246,875
	Intercept Pharmaceuticals Inc., cvt., senior note, 2.00%, 5/15/26	United States	21,000,000		21,577,928
	Jazz Investments I Ltd.,
	cvt., senior note, 1.875%, 8/15/21	United States	35,000,000		34,188,895
	cvt., senior note, 1.50%, 8/15/24	United States	39,750,000		36,604,409
	Neurocrine Biosciences Inc., cvt., senior note, 2.25%, 5/15/24	United States	44,750,000		62,924,854
b	PTC Therapeutics Inc., cvt., senior note, 144A, 1.50%, 9/15/26	United States	48,000,000		58,076,347
b	Revance Therapeutics Inc., cvt., senior note, 144A, 1.75%, 2/15/27	United States	27,000,000		22,707,148
	Sarepta Therapeutics Inc., cvt., senior note, 1.50%, 11/15/24	United States	16,000,000		28,256,000

					531,197,538

	Industrials 1.1%
	Fortive Corp., cvt., senior note, 0.875%, 2/15/22	United States	40,270,000		38,879,801

	Information Technology 38.2%
b	Alteryx Inc.,
	cvt., senior note, 144A, 0.50%, 8/01/24	United States	8,000,000		7,647,784
	cvt., senior note, 144A, 1.00%, 8/01/26	United States	8,000,000		7,584,800

franklintempleton.com	Semiannual Report	29

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Convertible Securities Fund (continued)

		Country	Principal Amount	*	Value

	Convertible Bonds (continued)
	Information Technology (continued)
	Atlassian Inc., cvt., senior note, 0.625%, 5/01/23	United States	$38,500,000		$74,830,872
b	Blackline Inc., cvt., senior note, 144A, 0.125%, 8/01/24	United States	9,500,000		10,122,211
b	Coupa Software Inc., cvt., senior note, 144A, 0.125%, 6/15/25	United States	21,000,000		26,807,424
	DocuSign Inc., cvt., senior note, 0.50%, 9/15/23	United States	50,000,000		78,155,000
	Envestnet Inc., cvt., senior note, 1.75%, 6/01/23	United States	51,500,000		57,486,875
	Guidewire Software Inc., cvt., senior note, 1.25%, 3/15/25	United States	44,000,000		46,227,500
	HubSpot Inc., cvt., senior note, 0.25%, 6/01/22	United States	38,875,000		71,444,869
	Inphi Corp.,
	cvt., senior note, 0.75%, 9/01/21	United States	7,600,000		13,333,250
	[b] cvt., senior note, 144A, 0.75%, 4/15/25	United States	4,000,000		4,229,520
	Microchip Technology Inc., cvt., senior sub. note, 1.625%, 2/15/27	United States	62,250,000		77,948,205
	New Relic Inc., cvt., senior note, 0.50%, 5/01/23	United States	24,000,000		21,734,400
b	Okta Inc., cvt., senior note, 144A, 0.125%, 9/01/25	United States	73,000,000		77,438,039
	Palo Alto Networks Inc., cvt., senior note, 0.75%, 7/01/23	United States	43,000,000		44,161,000
	Pluralsight Inc., cvt., senior note, 0.375%, 3/01/24	United States	39,000,000		33,013,500
	Q2 Holdings Inc., cvt., senior note, 0.75%, 2/15/23	United States	32,000,000		47,282,675
	RealPage Inc., cvt., senior note, 1.50%, 11/15/22	United States	40,850,000		65,572,912
	ServiceNow Inc., cvt., senior note, zero cpn., 6/01/22	United States	23,000,000		60,407,144
	Silicon Laboratories Inc., cvt., senior note, 1.375%, 3/01/22	United States	53,700,000		64,664,038
	Splunk Inc., cvt., senior note, 1.125%, 9/15/25	United States	22,500,000		26,386,020
	Square Inc., cvt., senior note, 0.50%, 5/15/23	United States	55,000,000		61,943,750
	Twilio Inc., cvt., senior note, 0.25%, 6/01/23	United States	37,500,000		62,401,761
	Viavi Solutions Inc.,
	cvt., senior note, 1.75%, 6/01/23	United States	40,969,000		45,245,139
	cvt., senior note, 1.00%, 3/01/24	United States	20,000,000		22,512,500
	Wix.com Ltd., cvt., senior note, zero cpn., 7/01/23	Israel	56,500,000		65,364,859
	Workday Inc., cvt., senior note, 0.25%, 10/01/22	United States	57,500,000		70,626,388
b	Workiva Inc., cvt., senior note, 144A, 1.125%, 8/15/26	United States	22,000,000		17,798,943
	Zendesk Inc., cvt., senior note, 0.25%, 3/15/23	United States	51,500,000		69,786,694

					1,332,158,072

	Total Convertible Bonds (Cost $2,321,032,402)				2,757,279,701

			Shares

	Escrows and Litigation Trusts (Cost $22,362) 0.0%
a,c	Motors Liquidation Co., Escrow Account	United States	376,200		—

	Total Investments before Short Term Investments (Cost $3,014,630,355)				3,422,553,004

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Convertible Securities Fund (continued)

		Country	Shares	Value
	Short Term Investments (Cost $54,630,045) 1.6%

	Money Market Funds 1.6%
[d,e]	Institutional Fiduciary Trust Money Market Portfolio, 0.01%	United States	54,630,045	$54,630,045
	Total Investments (Cost $3,069,260,400) 99.7%			3,477,183,049
	Other Assets, less Liabilities 0.3%			10,385,910
	Net Assets 100.0%			$3,487,568,959

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At April 30, 2020, the aggregate value of these securities was $648,781,201, representing 18.6% of net assets.

cFair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

dSee Note 3(f) regarding investments in affiliated management investment companies.

eThe rate shown is the annualized seven-day effective yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	31

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Equity Income Fund

	Six Months Ended April 30, 2020	Year Ended October 31,
	(unaudited)	2019	2018	2017	2016	2015

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$26.23	$24.86	$25.06	$22.50	$22.99	$23.93

Income from investment operations[a]:

Net investment income[b]	0.24	0.46	0.42	0.48	0.47	0.55

Net realized and unrealized gains (losses)	(2.67)	2.49	0.58	3.55	0.24	0.26

Total from investment operations	(2.43)	2.95	1.00	4.03	0.71	0.81

Less distributions from:

Net investment income	(0.33)	(0.58)	(0.57)	(0.58)	(0.60)	(0.69)

Net realized gains	(0.76)	(1.00)	(0.63)	(0.89)	(0.60)	(1.06)

Total distributions	(1.09)	(1.58)	(1.20)	(1.47)	(1.20)	(1.75)

Net asset value, end of period	$22.71	$26.23	$24.86	$25.06	$22.50	$22.99

Total return[c]	(9.64)%	12.73%	3.98%	18.55%	3.31%	3.72%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.84%	0.86%	0.85%	0.86%	0.87%	0.86%

Expenses net of waiver and payments by affiliates[e]	0.83%	0.85%	0.84%	0.86% [f]	0.87% [f]	0.86% [f]

Net investment income	1.91%	1.85%	1.66%	2.02%	2.13%	2.37%

Supplemental data

Net assets, end of period (000’s)	$1,822,077	$2,017,910	$1,752,181	$1,753,135	$1,700,712	$1,790,392

Portfolio turnover rate	16.53%	23.23%	28.40%	27.18%	50.05%	34.09%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

f Benefit of waiver and payments by affiliates rounds to less than 0.01%.

32	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)

	Six Months Ended April 30, 2020	Year Ended October 31,
	(unaudited)	2019	2018	2017	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$26.01	$24.64	$24.86	$22.32	$22.85	$23.79

Income from investment operations[a]:

Net investment income[b]	0.15	0.28	0.26	0.30	0.30	0.37

Net realized and unrealized gains (losses)	(2.65)	2.47	0.53	3.54	0.23	0.27

Total from investment operations	(2.50)	2.75	0.79	3.84	0.53	0.64

Less distributions from:

Net investment income	(0.21)	(0.38)	(0.38)	(0.41)	(0.46)	(0.52)

Net realized gains	(0.76)	(1.00)	(0.63)	(0.89)	(0.60)	(1.06)

Total distributions	(0.97)	(1.38)	(1.01)	(1.30)	(1.06)	(1.58)

Net asset value, end of period	$22.54	$26.01	$24.64	$24.86	$22.32	$22.85

Total return[c]	(9.99)%	11.91%	3.16%	17.73%	2.51%	2.96%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.59%	1.61%	1.60%	1.61%	1.62%	1.61%

Expenses net of waiver and payments by affiliates[e]	1.58%	1.60%	1.59%	1.61% [f]	1.62% [f]	1.61% [f]

Net investment income	1.16%	1.10%	0.91%	1.27%	1.38%	1.62%

Supplemental data

Net assets, end of period (000’s)	$174,693	$208,734	$204,402	$267,450	$257,156	$250,347

Portfolio turnover rate	16.53%	23.23%	28.40%	27.18%	50.05%	34.09%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	33

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)

	Six Months Ended April 30, 2020	Year Ended October 31,
	(unaudited)	2019	2018	2017	2016	2015

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$26.23	$24.85	$25.05	$22.49	$22.99	$23.93

Income from investment operations[a]:

Net investment income[b]	0.21	0.41	0.36	0.42	0.41	0.50

Net realized and unrealized gains (losses)	(2.66)	2.49	0.58	3.56	0.24	0.25

Total from investment operations	(2.45)	2.90	0.94	3.98	0.65	0.75

Less distributions from:

Net investment income	(0.29)	(0.52)	(0.51)	(0.53)	(0.55)	(0.63)

Net realized gains	(0.76)	(1.00)	(0.63)	(0.89)	(0.60)	(1.06)

Total distributions	(1.05)	(1.52)	(1.14)	(1.42)	(1.15)	(1.69)

Net asset value, end of period	$22.73	$26.23	$24.85	$25.05	$22.49	$22.99

Total return[c]	(9.71)%	12.50%	3.75%	18.29%	3.05%	3.45%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.07%	1.09%	1.08%	1.09%	1.11%	1.11%

Expenses net of waiver and payments by affiliates[e]	1.06%	1.08%	1.07%	1.09% [f]	1.11% [f]	1.11% [f]

Net investment income	1.68%	1.62%	1.43%	1.79%	1.89%	2.12%

Supplemental data

Net assets, end of period (000’s)	$5,748	$7,284	$6,750	$7,074	$6,395	$6,265

Portfolio turnover rate	16.53%	23.23%	28.40%	27.18%	50.05%	34.09%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

34	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)

	Six Months Ended April 30, 2020	Year Ended October 31,
	(unaudited)	2019	2018	2017	2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$26.29	$24.91	$25.11	$22.54	$23.01	$23.95

Income from investment operations[a]:

Net investment income[b]	0.28	0.54	0.50	0.56	0.43	0.63

Net realized and unrealized gains (losses)	(2.68)	2.50	0.59	3.57	0.37	0.27

Total from investment operations	(2.40)	3.04	1.09	4.13	0.80	0.90

Less distributions from:

Net investment income	(0.38)	(0.66)	(0.66)	(0.67)	(0.67)	(0.78)

Net realized gains	(0.76)	(1.00)	(0.63)	(0.89)	(0.60)	(1.06)

Total distributions	(1.14)	(1.66)	(1.29)	(1.56)	(1.27)	(1.84)

Net asset value, end of period	$22.75	$26.29	$24.91	$25.11	$22.54	$23.01

Total return[c]	(9.49)%	13.12%	4.35%	19.00%	3.72%	4.10%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.52%	0.53%	0.52%	0.49%	0.49%	2.89%

Expenses net of waiver and payments by affiliates[e]	0.50%	0.51%	0.50%	0.49% [f]	0.49% [f]	0.48%

Net investment income	2.24%	2.19%	2.00%	2.39%	2.51%	2.75%

Supplemental data

Net assets, end of period (000’s)	$88,889	$96,406	$81,171	$12,728	$10,537	$6

Portfolio turnover rate	16.53%	23.23%	28.40%	27.18%	50.05%	34.09%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	35

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)

	Six Months Ended April 30, 2020	Year Ended October 31,
	(unaudited)	2019	2018	2017	2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$26.27	$24.90	$25.10	$22.53	$23.02	$23.96

Income from investment operations[a]:

Net investment income[b]	0.26	0.50	0.46	0.50	0.45	0.60

Net realized and unrealized gains (losses)	(2.65)	2.51	0.60	3.60	0.31	0.27

Total from investment operations	(2.39)	3.01	1.06	4.10	0.76	0.87

Less distributions from:

Net investment income	(0.37)	(0.64)	(0.63)	(0.64)	(0.65)	(0.75)

Net realized gains	(0.76)	(1.00)	(0.63)	(0.89)	(0.60)	(1.06)

Total distributions	(1.13)	(1.64)	(1.26)	(1.53)	(1.25)	(1.81)

Net asset value, end of period	$22.75	$26.27	$24.90	$25.10	$22.53	$23.02

Total return[c]	(9.51)%	13.04%	4.22%	18.88%	3.53%	3.98%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.59%	0.61%	0.60%	0.61%	0.62%	0.61%

Expenses net of waiver and payments by affiliates[e]	0.58%	0.60%	0.59%	0.61% [f]	0.62% [f]	0.61% [f]

Net investment income	2.16%	2.10%	1.91%	2.27%	2.38%	2.62%

Supplemental data

Net assets, end of period (000’s)	$180,254	$173,739	$109,435	$147,681	$80,422	$34,577

Portfolio turnover rate	16.53%	23.23%	28.40%	27.18%	50.05%	34.09%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

36	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2020 (unaudited)

Franklin Equity Income Fund

	Country	Shares	Value

Common Stocks 83.1%
Communication Services 5.1%
Comcast Corp., A	United States	1,029,500	$38,740,085
Rogers Communications Inc., B	Canada	245,000	10,245,900
TELUS Corp.	Canada	645,000	10,543,002
Verizon Communications Inc.	United States	1,000,000	57,450,000

			116,978,987

Consumer Discretionary 4.5%
Lowe’s Cos. Inc.	United States	176,000	18,436,000
McDonald’s Corp.	United States	210,000	39,387,600
Target Corp.	United States	401,500	44,060,610

			101,884,210

Consumer Staples 11.8%
The Coca-Cola Co.	United States	1,165,000	53,461,850
Nestle SA	Switzerland	200,000	21,110,421
PepsiCo Inc.	United States	415,000	54,900,350
The Procter & Gamble Co.	United States	560,000	66,007,200
Unilever NV, N.Y. shs.	United Kingdom	475,000	23,474,500
Walmart Inc.	United States	410,000	49,835,500

			268,789,821

Energy 5.0%
Canadian Natural Resources Ltd.	Canada	650,000	10,894,000
Chevron Corp.	United States	615,000	56,580,000
Exxon Mobil Corp.	United States	254,534	11,828,195
Royal Dutch Shell PLC, A, ADR	United Kingdom	725,000	24,019,250
Suncor Energy Inc.	Canada	615,000	10,977,750

			114,299,195

Financials 16.7%
Apollo Global Management Inc., A	United States	435,000	17,613,150
Ares Management Corp., A	United States	550,000	18,452,500
Arthur J. Gallagher & Co.	United States	195,500	15,346,750
Bank of America Corp.	United States	2,007,708	48,285,377
BlackRock Inc.	United States	44,500	22,340,780
Citigroup Inc.	United States	900,000	43,704,000
JPMorgan Chase & Co.	United States	900,000	86,184,000
MetLife Inc.	United States	775,000	27,962,000
Morgan Stanley	United States	1,390,000	54,807,700
Truist Financial Corp.	United States	1,175,000	43,851,000

			378,547,257

Health Care 12.3%
Baxter International Inc.	United States	210,000	18,643,800
HCA Healthcare Inc.	United States	135,000	14,833,800
Johnson & Johnson	United States	494,000	74,119,760
Medtronic PLC	United States	540,000	52,720,200
Merck & Co. Inc.	United States	425,000	33,719,500
Pfizer Inc.	United States	1,184,300	45,429,748

franklintempleton.com	Semiannual Report	37

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Equity Income Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Health Care (continued)
	UnitedHealth Group Inc.	United States	135,000	$39,483,450

				278,950,258

	Industrials 9.2%
	Emerson Electric Co.	United States	389,000	22,184,670
	Fastenal Co.	United States	175,000	6,338,500
	Illinois Tool Works Inc.	United States	47,000	7,637,500
	Lockheed Martin Corp.	United States	83,500	32,486,510
	Norfolk Southern Corp.	United States	216,000	36,957,600
[a]	Otis Worldwide Corp.	United States	137,500	7,000,125
	Raytheon Technologies Corp.	United States	804,999	52,171,985
	Republic Services Inc.	United States	485,000	37,994,900
	Stanley Black & Decker Inc.	United States	51,780	5,706,156

				208,477,946

	Information Technology 8.0%
	Analog Devices Inc.	United States	165,000	18,084,000
	Apple Inc.	United States	95,000	27,911,000
	Cisco Systems Inc.	United States	639,733	27,111,884
	Intel Corp.	United States	268,402	16,098,752
	Microsoft Corp.	United States	338,000	60,572,980
	Oracle Corp.	United States	107,200	5,678,384
	Texas Instruments Inc.	United States	216,500	25,129,155

				180,586,155

	Materials 0.6%
	BASF SE	Germany	275,000	14,067,007

	Real Estate 2.0%
	Equity Residential	United States	300,000	19,518,000
	Host Hotels & Resorts Inc.	United States	495,000	6,093,450
	Prologis Inc.	United States	227,500	20,299,825

				45,911,275

	Utilities 7.9%
	Duke Energy Corp.	United States	635,000	53,759,100
	Entergy Corp.	United States	230,000	21,967,300
	NextEra Energy Inc.	United States	250,000	57,780,000
	Xcel Energy Inc.	United States	723,500	45,985,660

				179,492,060

	Total Common Stocks (Cost $1,477,662,213)			1,887,984,171

[b]	Equity-Linked Securities 8.8%
	Consumer Discretionary 3.5%
[c]	JPMorgan Chase Bank NA into The TJX Cos. Inc., 5.50%, 144A	United States	326,000	16,092,173
[c]	Royal Bank of Canada into Lowe’s Cos. Inc., 7.00%, 144A	United States	115,000	11,986,631
[c]	Royal Bank of Canada into Tractor Supply Co., 6.00%, 144A	United States	200,000	19,542,388
[c]	Wells Fargo Bank NA into Amazon.com Inc., 6.00%, 144A	United States	14,500	31,080,964

				78,702,156

38	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Equity Income Fund (continued)

		Country	Shares	Value

[b]	Equity-Linked Securities (continued)
	Financials 0.9%
[c]	Credit Suisse AG into Bank of America Corp., 7.00%, 144A	United States	850,000	$20,878,593

	Health Care 0.7%
[c]	Goldman Sachs International into HCA Holdings Inc., 6.00%, 144A	United States	145,000	16,433,746

	Industrials 1.2%
[c]	Citigroup Global Markets Holdings Inc. into Fastenal Co., 7.00%, 144A	United States	360,000	12,869,911
[c]	Goldman Sachs International into Stanley Black & Decker Inc., 7.00%, 144A	United States	115,000	13,474,899

				26,344,810

	Information Technology 2.5%
[c]	Barclays Bank PLC into Broadcom Inc., 10.00%, 144A	United States	67,000	18,531,360
[c]	Barclays Bank PLC into Microsoft Corp., 6.50%, 144A	United States	110,000	16,747,203
[c]	Barclays Bank PLC into Oracle Corp., 6.50%, 144A	United States	440,000	22,563,297

				57,841,860

	Total Equity-Linked Securities (Cost $212,412,417)			200,201,165

	Convertible Preferred Stocks 6.2%
	Health Care 3.2%
	Becton Dickinson and Co., 6.125%, cvt. pfd., A	United States	735,000	43,541,400
	Danaher Corp., 4.75%, cvt. pfd., A	United States	25,000	29,728,000

				73,269,400

	Industrials 1.1%
	Fortive Corp., 5.00%, cvt. pfd., A	United States	30,300	25,142,334

	Information Technology 0.8%
	Broadcom Inc., 8.00%, cvt. pfd., A	United States	18,000	18,313,920

	Utilities 1.1%
	Essential Utilities Inc., 6.00%, cvt. pfd	United States	440,000	25,124,000

	Total Convertible Preferred Stocks (Cost $139,990,643)			141,849,654

	Total Investments before Short Term Investments (Cost $1,830,065,273)			2,230,034,990

	Short Term Investments (Cost $38,078,591) 1.7%

	Money Market Funds 1.7%
[d,e]	Institutional Fiduciary Trust Money Market Portfolio, 0.01%	United States	38,078,591	38,078,591

	Total Investments (Cost $1,868,143,864) 99.8%			2,268,113,581
	Other Assets, less Liabilities 0.2%			3,546,891

	Net Assets 100.0%			$2,271,660,472

franklintempleton.com	Semiannual Report	39

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Equity Income Fund (continued)

See Abbreviations on page 74.

aNon-income producing.

bSee Note 1(e) regarding equity-linked securities.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At April 30, 2020, the aggregate value of these securities was $200,201,165, representing 8.8% of net assets.

dSee Note 3(f) regarding investments in affiliated management investment companies.

eThe rate shown is the annualized seven-day effective yield at period end.

40	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Managed Income Fund

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,

		2019	2018	2017	2016	2015

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.80	$11.89	$12.36	$11.65	$11.40	$ 11.86

Income from investment operations[a]:

Net investment income[b]	0.15	0.29	0.27	0.33	0.30	0.30

Net realized and unrealized gains (losses)	(0.77)	1.17	(0.16)	0.91	0.31	(0.24)

Total from investment operations	(0.62)	1.46	0.11	1.24	0.61	0.06

Less distributions from:

Net investment income	(0.23)	(0.41)	(0.38)	(0.36)	(0.36)	(0.36)

Net realized gains	(0.48)	(0.14)	(0.20)	(0.17)	(—)[c]	(0.16)

Total distributions	(0.71)	(0.55)	(0.58)	(0.53)	(0.36)	(0.52)

Net asset value, end of period	$11.47	$12.80	$11.89	$12.36	$11.65	$ 11.40

Total return[d]	(5.15)%	12.64%	0.89%	10.88%	5.54%	0.51%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.92%	0.96%	1.02%	1.02%	1.02%	1.06%

Expenses net of waiver and payments by affiliates[f]	0.90%	0.94%	1.01%	1.00%	1.01%	1.06% [g]

Net investment income	2.51%	2.36%	2.22%	2.72%	2.62%	2.56%

Supplemental data

Net assets, end of period (000’s)	$2,760,082	$2,966,899	$2,586,246	$2,646,599	$2,532,459	$2,371,133

Portfolio turnover rate	28.82%	53.02%	63.64%	34.99%	46.03%	69.23%
aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	41

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Managed Income Fund (continued)

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,

		2019	2018	2017	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.67	$11.78	$12.25	$11.55	$11.31	$11.77

Income from investment operations[a]:

Net investment income[b]	0.11	0.20	0.19	0.24	0.21	0.21

Net realized and unrealized gains (losses)	(0.77)	1.15	(0.17)	0.90	0.31	(0.23)

Total from investment operations	(0.66)	1.35	0.02	1.14	0.52	(0.02)

Less distributions from:

Net investment income	(0.18)	(0.32)	(0.29)	(0.27)	(0.28)	(0.28)

Net realized gains	(0.48)	(0.14)	(0.20)	(0.17)	(—)[c]	(0.16)

Total distributions	(0.66)	(0.46)	(0.49)	(0.44)	(0.28)	(0.44)

Net asset value, end of period	$11.35	$12.67	$11.78	$12.25	$11.55	$11.31

Total return[d]	(5.50)%	11.79%	0.14%	10.06%	4.73%	(0.20)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.67%	1.71%	1.76%	1.77%	1.77%	1.77%

Expenses net of waiver and payments by affiliates[f]	1.65%	1.69%	1.75%	1.75%	1.76%	1.77%	[g]

Net investment income	1.76%	1.61%	1.48%	1.97%	1.87%	1.85%

Supplemental data

Net assets, end of period (000’s)	$423,454	$491,751	$493,762	$633,108	$630,110	$563,419

Portfolio turnover rate	28.82%	53.02%	63.64%	34.99%	46.03%	69.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

42	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Managed Income Fund (continued)

	Six Months Ended April 30, 2020	Year Ended October 31,
	(unaudited)	2019	2018	2017	2016	2015

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.84	$11.92	$12.39	$11.67	$11.42	$11.89

Income from investment operations[a]:

Net investment income[b]	0.14	0.26	0.26	0.30	0.27	0.27

Net realized and unrealized gains (losses)	(0.79)	1.18	(0.18)	0.92	0.32	(0.24)

Total from investment operations	(0.65)	1.44	0.08	1.22	0.59	0.03

Less distributions from:

Net investment income	(0.21)	(0.38)	(0.35)	(0.33)	(0.34)	(0.34)

Net realized gains	(0.48)	(0.14)	(0.20)	(0.17)	(—)[c]	(0.16)

Total distributions	(0.69)	(0.52)	(0.55)	(0.50)	(0.34)	(0.50)

Net asset value, end of period	$11.50	$12.84	$11.92	$12.39	$11.67	$11.42

Total return[d]	(5.33)%	12.43%	0.63%	10.66%	5.28%	0.21%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.17%	1.21%	1.27%	1.27%	1.27%	1.27%

Expenses net of waiver and payments by affiliates[f]	1.15%	1.19%	1.26%	1.25%	1.26%	1.27%	[g]

Net investment income	2.26%	2.11%	1.97%	2.47%	2.37%	2.35%

Supplemental data

Net assets, end of period (000’s)	$3,738	$4,081	$3,371	$4,763	$4,482	$4,699

Portfolio turnover rate	28.82%	53.02%	63.64%	34.99%	46.03%	69.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	43

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Managed Income Fund (continued)

	Six Months Ended April 30, 2020	Year Ended October 31,
	(unaudited)	2019	2018	2017	2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.85	$11.93	$12.39	$11.67	$11.42	$11.89

Income from investment operations[a]:

Net investment income[b]	0.17	0.33	0.31	0.41	0.34	0.35

Net realized and unrealized gains (losses)	(0.78)	1.18	(0.14)	0.88	0.31	(0.25)

Total from investment operations	(0.61)	1.51	0.17	1.29	0.65	0.10

Less distributions from:

Net investment income	(0.25)	(0.45)	(0.43)	(0.40)	(0.40)	(0.41)

Net realized gains	(0.48)	(0.14)	(0.20)	(0.17)	(—)[c]	(0.16)

Total distributions	(0.73)	(0.59)	(0.63)	(0.57)	(0.40)	(0.57)

Net asset value, end of period	$11.51	$12.85	$11.93	$12.39	$11.67	$11.42

Total return[d]	(5.05)%	13.14%	1.23%	11.33%	5.90%	0.81%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.60%	0.63%	0.68%	0.71%	0.73%	0.70%

Expenses net of waiver and payments by affiliates[f]	0.58%	0.61%	0.66%	0.64%	0.66%	0.67%

Net investment income	2.83%	2.69%	2.56%	3.08%	2.97%	2.95%

Supplemental data

Net assets, end of period (000’s)	$151,912	$159,877	$138,923	$342	$233	$221

Portfolio turnover rate	28.82%	53.02%	63.64%	34.99%	46.03%	69.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

44	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Managed Income Fund (continued)

	Six Months Ended April 30, 2020	Year Ended October 31,
	(unaudited)	2019	2018	2017	2016		2015

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.84	$11.92	$12.39	$11.67	$11.42		$11.88

Income from investment operations[a]:

Net investment income[b]	0.17	0.32	0.30	0.35	0.29		0.33

Net realized and unrealized gains (losses)	(0.79)	1.18	(0.16)	0.93	0.35		(0.24)

Total from investment operations	(0.62)	1.50	0.14	1.28	0.64		0.09

Less distributions from:

Net investment income	(0.24)	(0.44)	(0.41)	(0.39)	(0.39)		(0.39)

Net realized gains	(0.48)	(0.14)	(0.20)	(0.17)	(—)	[c]	(0.16)

Total distributions	(0.72)	(0.58)	(0.61)	(0.56)	(0.39)		(0.55)

Net asset value, end of period	$11.50	$12.84	$11.92	$12.39	$11.67		$11.42

Total return[d]	(5.09)%	12.96%	1.14%	11.21%	5.79%		0.81%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.67%	0.71%	0.77%	0.77%	0.77%		0.77%

Expenses net of waiver and payments by affiliates[f]	0.65%	0.69%	0.76%	0.75%	0.76%		0.77%	[g]

Net investment income	2.76%	2.61%	2.47%	2.97%	2.87%		2.85%

Supplemental data

Net assets, end of period (000’s)	$164,352	$180,882	$124,265	$243,674	$138,111		$54,881

Portfolio turnover rate	28.82%	53.02%	63.64%	34.99%	46.03%		69.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	45

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2020 (unaudited)

Franklin Managed Income Fund

		Country	Shares	Value

	Common Stocks 36.5%
	Communication Services 3.1%
[a]	Comcast Corp., A	United States	500,000	$18,815,000
[b]	Deutsche Telekom AG	Germany	1,200,000	17,520,242
[a]	Verizon Communications Inc.	United States	1,000,000	57,450,000
	Vodafone Group PLC	United Kingdom	10,000,000	14,123,472

				107,908,714

	Consumer Discretionary 2.4%
	General Motors Co.	United States	500,000	11,145,000
[a]	The Home Depot Inc.	United States	160,000	35,172,800
[a,b]	Peloton Interactive Inc., A	United States	500,000	15,750,000
[a]	Target Corp.	United States	200,000	21,948,000

				84,015,800

	Consumer Staples 4.1%
	The Coca-Cola Co.	United States	650,200	29,837,678
	Nestle SA	Switzerland	500,000	52,400,000
[a]	PepsiCo Inc.	United States	187,200	24,764,688
[a]	The Procter & Gamble Co.	United States	300,000	35,361,000

				142,363,366

	Energy 3.3%
	BP PLC, ADR	United Kingdom	1,100,000	26,180,000
	Chevron Corp.	United States	400,000	36,800,000
	Exxon Mobil Corp.	United States	600,000	27,882,000
	Royal Dutch Shell PLC, A, ADR	United Kingdom	775,000	25,675,750

				116,537,750

	Financials 6.7%
	Bank of America Corp.	United States	1,046,715	25,173,496
[a]	BlackRock Inc.	United States	50,000	25,102,000
	JPMorgan Chase & Co.	United States	500,000	47,880,000
[a]	Morgan Stanley	United States	875,000	34,501,250
[a]	The Travelers Cos. Inc.	United States	200,000	20,242,000
	Truist Financial Corp.	United States	500,000	18,660,000
	U.S. Bancorp	United States	800,000	29,200,000
	Wells Fargo & Co.	United States	1,100,000	31,955,000

				232,713,746

	Health Care 6.5%
[a]	AbbVie Inc.	United States	500,000	41,100,000
	AstraZeneca PLC, ADR	United Kingdom	1,100,000	57,508,000
	CVS Health Corp.	United States	170,000	10,463,500
[a]	Johnson & Johnson	United States	250,000	37,510,000
	Pfizer Inc.	United States	1,000,000	38,360,000
	Quest Diagnostics Inc.	United States	400,000	44,044,000

				228,985,500

46	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Managed Income Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)

	Industrials 4.0%

	Fastenal Co.	United States	750,000	$27,165,000

[a]	General Dynamics Corp.	United States	200,000	26,124,000

[a]	Honeywell International Inc.	United States	225,000	31,927,500

[a]	Northrop Grumman Corp.	United States	42,900	14,185,743

	Raytheon Technologies Corp.	United States	607,048	39,342,781

				138,745,024

	Information Technology 3.6%

[a]	Analog Devices Inc.	United States	350,000	38,360,000

[a]	Intel Corp.	United States	685,000	41,086,300

[a]	International Business Machines Corp.	United States	200,000	25,112,000

[a]	Texas Instruments Inc.	United States	197,000	22,865,790

				127,424,090

	Real Estate 0.7%

	Host Hotels & Resorts Inc.	United States	2,000,000	24,620,000

	Utilities 2.1%

[a]	Dominion Energy Inc.	United States	500,000	38,565,000

	DTE Energy Co.	United States	200,000	20,748,000

	Duke Energy Corp.	United States	175,000	14,815,500

				74,128,500

	Total Common Stocks (Cost $1,159,597,933)			1,277,442,490

	Management Investment Companies 2.8%

	Financials 2.8%

[c]	Franklin FTSE United Kingdom ETF	United States	2,000,000	37,840,000

[c]	Franklin Liberty Systematic Style Premia ETF	United States	1,175,000	26,061,500

[c]	Franklin Liberty U.S. Low Volatility ETF	United States	1,000,000	34,540,000

	Total Management Investment Companies (Cost $112,646,563)			98,441,500

[d]	Equity-Linked Securities 14.1%

	Consumer Discretionary 2.6%

[e]	Goldman Sachs International into Amazon.com Inc., 7.50%, 144A	United States	38,000	72,318,190

[e]	JPMorgan Chase Bank NA into Target Corp., 9.00%, 144A	United States	190,000	20,376,986

				92,695,176

	Energy 0.4%

[e]	Societe Generale SA into Schlumberger Ltd., 2.312%, 144A	United States	715,000	13,876,876

	Financials 1.6%

[e]	Barclays Bank PLC into Bank of America Corp., 8.50%, 144A	United States	750,000	18,917,614

[e,f]	Credit Suisse AG London into The Charles Schwab Corp., 6.50%, 144A	United States	1,007,000	36,726,085

				55,643,699

	Health Care 0.6%

[e]	UBS AG London into CVS Health Corp., 8.50%, 144A	United States	350,000	20,427,030

franklintempleton.com	Semiannual Report	47

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Managed Income Fund (continued)

		Country	Shares		Value

[d]	Equity-Linked Securities (continued)
	Information Technology 8.9%
[e]	Barclays Bank PLC into Broadcom Inc., 10.00%, 144A	United States	130,000		$35,956,371
[e]	Citigroup Global Markets Holdings Inc. into Cisco Systems Inc., 7.00%, 144A	United States	743,000		31,860,271
[e]	JPMorgan Chase Bank NA into Apple Inc., 7.00%, 144A	United States	320,000		71,542,137
[e]	Merrill Lynch International & Co. C.V. into Microsoft Corp., 6.00%, 144A	United States	340,000		49,337,356
[e]	Royal Bank of Canada into Intel Corp., 8.00%, 144A	United States	800,000		41,575,301
[e]	Wells Fargo Bank National Assn. into NVIDIA Corp., 10.00%, 144A	United States	260,000		47,335,802
[e]	Wells Fargo Bank National Assn. into Texas Instruments Inc., 7.50%, 144A	United States	300,000		35,107,165

					312,714,403

	Total Equity-Linked Securities (Cost $498,155,115)				495,357,184

	Convertible Preferred Stocks 6.0%
	Health Care 0.3%
	Change Healthcare Inc., 6.00%, cvt. pfd.	United States	215,000		9,945,900

	Information Technology 0.7%
	Broadcom Inc., 8.00%, cvt. pfd., A	United States	25,000		25,436,000

	Materials 0.3%
	International Flavors & Fragrances Inc., 6.00%, cvt. pfd.	United States	250,000		11,887,500

	Utilities 4.7%
	American Electric Power Co. Inc., 6.125%, cvt. pfd.	United States	250,000		12,700,000
	Dominion Energy Inc., 7.25%, cvt. pfd., A	United States	250,000		24,557,500
	DTE Energy Co., 6.25%, cvt. pfd.	United States	500,000		20,900,000
[b]	NextEra Energy Inc., 5.279%, cvt. pfd.	United States	750,000		32,392,500
	Sempra Energy, 6.00%, cvt. pfd., A	United States	250,000		25,577,500
	The Southern Co., 6.75%, cvt. pfd.	United States	1,000,000		47,340,000

					163,467,500

	Total Convertible Preferred Stocks (Cost $210,454,536)				210,736,900

	Preferred Stocks (Cost $11,727,500) 0.4%
	Financials 0.4%
	JPMorgan Chase & Co., 6.00%, pfd., EE, 6/01/67	United States	469,100		12,825,194

			Principal Amount	*
	Corporate Bonds 30.4%
	Communication Services 3.1%
[e]	CCO Holdings LLC/CCO Holdings Capital Corp., senior bond, 144A, 5.125%, 5/01/27	United States	$15,000,000		15,645,000
	DISH DBS Corp., senior bond, 5.875%, 7/15/22	United States	12,000,000		12,164,400
[e]	Sirius XM Radio Inc., senior bond, 144A, 5.375%, 4/15/25	United States	15,000,000		15,543,750
	Sprint Corp., senior note, 7.625%, 2/15/25	United States	10,000,000		11,613,500
[e]	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC, senior secured bond, first lien, 144A, 4.738%, 9/20/29	United States	25,000,000		26,495,000
[e]	T-Mobile USA Inc., senior secured bond, 144A, 3.875%, 4/15/30	United States	25,000,000		27,471,250

					108,932,900

48	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Managed Income Fund (continued)

		Country	Principal Amount	*	Value

	Corporate Bonds (continued)
	Consumer Discretionary 3.3%
	Dollar General Corp., senior bond, 3.875%, 4/15/27	United States	$10,000,000		$11,024,978
	Dollar Tree Inc., senior note, 4.00%, 5/15/25	United States	15,000,000		16,222,821
	Ford Motor Credit Co. LLC, senior note, 5.113%, 5/03/29	United States	25,000,000		21,687,500
	Las Vegas Sands Corp., senior bond, 3.90%, 8/08/29	United States	10,000,000		9,232,066
	NIKE Inc., senior bond, 2.375%, 11/01/26	United States	20,000,000		21,435,677
[e]	Nordstrom Inc., senior note, 144A, 8.75%, 5/15/25	United States	15,000,000		16,109,130
[e]	Vail Resorts Inc, senior note, 144A, 6.25%, 5/15/25	United States	10,000,000		10,375,000
[e]	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	10,000,000		8,962,000

					115,049,172

	Consumer Staples 3.2%
	Anheuser-Busch Cos. LLC/InBev Worldwide Inc., senior bond, 4.90%, 2/01/46	Belgium	10,000,000		11,506,191
	BAT Capital Corp., senior note, 3.557%, 8/15/27	United Kingdom	15,000,000		15,432,836
	The Clorox Co., senior bond, 3.10%, 10/01/27	United States	5,000,000		5,528,368
	The Procter & Gamble Co., senior note, 2.70%, 2/02/26	United States	25,000,000		27,359,704
	Reynolds American Inc., senior note, 4.45%, 6/12/25	United Kingdom	15,000,000		16,326,285
	Tyson Foods Inc., senior bond, 3.95%, 8/15/24	United States	12,100,000		13,269,202
	Walmart Inc., senior bond, 3.25%, 7/08/29	United States	20,000,000		22,830,272

					112,252,858

	Energy 0.4%
[e]	Calumet Specialty Products Partners LP/Calumet Finance Corp., senior note, 144A, 11.00%, 4/15/25	United States	20,000,000		15,625,000

	Financials 4.4%
	Bank of America Corp.,
	senior bond, 3.419% to 12/20/27, FRN thereafter, 12/20/28	United States	15,000,000		16,096,352
	sub. bond, 4.183%, 11/25/27	United States	10,000,000		10,910,073
	Barclays PLC, senior note, 3.65%, 3/16/25	United Kingdom	15,000,000		15,657,900
	Capital One Financial Corp.,
	senior note, 3.75%, 3/09/27	United States	10,000,000		10,197,357
	sub. note, 3.75%, 7/28/26	United States	10,000,000		9,932,895
	Citigroup Inc., sub. bond, 4.125%, 7/25/28	United States	20,000,000		21,616,247
	The Goldman Sachs Group Inc., senior note, 3.50%, 11/16/26	United States	15,000,000		15,943,397
[e]	Liberty Mutual Group Inc., senior note, 144A, 4.95%, 5/01/22	United States	7,100,000		7,496,775
	Morgan Stanley, senior sub. bond, 4.35%, 9/08/26	United States	15,000,000		16,546,772
	Prudential Financial Inc., junior sub. bond, 5.70% to 9/15/28, FRN thereafter, 9/15/48	United States	5,400,000		5,568,745
[g]	Truist Financial Corp., junior sub. bond, 4.80% to 9/01/24, FRN thereafter, Perpetual	United States	25,000,000		23,388,875

					153,355,388

	Health Care 7.5%
	Anthem Inc., senior bond, 3.65%, 12/01/27	United States	10,000,000		10,925,049
[e]	Bausch Health Cos. Inc.,
	senior bond, 144A, 6.125%, 4/15/25	United States	6,300,000		6,399,698
	senior secured note, first lien, 144A, 5.50%, 11/01/25	United States	10,000,000		10,445,000

franklintempleton.com	Semiannual Report	49

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Managed Income Fund (continued)

		Country	Principal Amount	*	Value

	Corporate Bonds (continued)
	Health Care (continued)
[e]	Bayer U.S. Finance II LLC, senior note, 144A, 4.25%, 12/15/25	Germany	$15,000,000		$16,634,890
[e]	Bristol-Myers Squibb Co.,
	senior bond, 144A, 3.40%, 7/26/29	United States	10,000,000		11,442,264
	senior bond, 144A, 4.25%, 10/26/49	United States	10,000,000		13,069,364
[e]	Centene Corp., senior bond, 144A, 4.625%, 12/15/29	United States	20,000,000		21,993,000
[e]	CHS/Community Health Systems Inc.,
	senior note, 144A, 9.875%, 6/30/23	United States	5,000,000		3,714,000
	senior secured note, 144A, 6.625%, 2/15/25	United States	25,000,000		23,093,750
	senior secured note, 144A, 8.00%, 3/15/26	United States	30,000,000		28,898,400
	Cigna Corp.,
	senior note, 3.75%, 7/15/23	United States	13,292,000		14,200,113
	[e] senior note, 144A, 3.40%, 3/01/27	United States	15,000,000		16,053,092
	CVS Health Corp.,
	senior bond, 5.05%, 3/25/48	United States	15,000,000		18,938,753
	senior note, 3.875%, 7/20/25	United States	15,000,000		16,430,244
	Edwards Lifesciences Corp., senior note, 4.30%, 6/15/28	United States	9,700,000		11,107,144
	Mylan Inc., senior bond, 4.55%, 4/15/28	United States	19,000,000		20,859,147
	Tenet Healthcare Corp., senior secured note, first lien, 4.625%, 7/15/24	United States	17,000,000		16,860,600

					261,064,508

	Industrials 2.0%
[e]	Ashtead Capital Inc., secured note, second lien, 144A, 4.125%, 8/15/25	United Kingdom	21,000,000		20,842,500
	CNH Industrial NV, senior bond, 3.85%, 11/15/27	United Kingdom	7,500,000		7,496,304
	Lockheed Martin Corp., senior bond, 3.55%, 1/15/26	United States	20,000,000		22,463,939
	United Rentals North America Inc., senior note, 4.625%, 10/15/25	United States	20,000,000		19,696,000

					70,498,743

	Information Technology 2.3%
[e]	CommScope Technologies LLC, senior bond, 144A, 5.00%, 3/15/27	United States	20,000,000		17,226,000
[e]	Dell International LLC/EMC Corp., senior secured note, first lien, 144A, 4.42%, 6/15/21	United States	18,000,000		18,355,251
	Fiserv Inc., senior bond, 4.20%, 10/01/28	United States	20,000,000		22,816,688
	Microchip Technology Inc., senior secured note, 4.333%, 6/01/23	United States	15,000,000		15,565,575
	Xilinx Inc., senior note, 2.95%, 6/01/24	United States	6,000,000		6,335,774

					80,299,288

	Materials 1.9%
[e]	Cleveland-Cliffs Inc., secured note, 144A, 9.875%, 10/17/25	United States	15,000,000		14,887,500
	DuPont de Nemours Inc., senior note, 4.493%, 11/15/25	United States	20,000,000		22,044,876
	Freeport-McMoRan Inc., senior bond, 5.25%, 9/01/29	United States	10,000,000		9,921,500
[e]	Syngenta Finance NV, senior note, 144A, 5.182%, 4/24/28	Switzerland	20,000,000		20,272,469

					67,126,345

	Real Estate 1.4%
	American Tower Corp., senior bond, 3.375%, 10/15/26	United States	15,000,000		16,171,888
	Healthpeak Properties Inc., senior bond, 3.875%, 8/15/24	United States	5,000,000		5,149,895
	Prologis LP, senior note, 4.25%, 8/15/23	United States	12,000,000		13,093,092
	Realty Income Corp., senior bond, 3.875%, 7/15/24	United States	15,000,000		15,858,682

					50,273,557

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Managed Income Fund (continued)

		Country	Principal Amount	*	Value
	Corporate Bonds (continued)
	Utilities 0.9%
	Duke Energy Corp., senior bond, 3.15%, 8/15/27	United States	$10,000,000		$10,675,306
[e]	Vistra Operations Co. LLC, senior secured bond, first lien, 144A, 4.30%, 7/15/29	United States	20,000,000		19,915,954

					30,591,260

	Total Corporate Bonds (Cost $1,006,879,593)				1,065,069,019

	U.S. Government and Agency Securities 4.5%
	U.S. Treasury Note,
	2.75%, 9/30/20	United States	50,000,000		50,544,922
	2.75%, 9/15/21	United States	50,000,000		51,762,696
	2.875%, 10/31/23	United States	50,000,000		54,494,140

	Total U.S. Government and Agency Securities (Cost $149,842,892)				156,801,758

	Mortgage-Backed Securities 3.8%
	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 0.1%
	FHLMC 30 Year, 4.00%, 10/01/49	United States	1,966,677		2,097,690

	Federal National Mortgage Association (FNMA) Fixed Rate 1.3%
	FNMA 30 Year, 4.00%, 8/01/49 - 2/01/50	United States	11,698,681		12,579,004
	FNMA 30 Year, 4.00%, 12/01/49	United States	30,801,174		32,853,051

					45,432,055

	Government National Mortgage Association (GNMA) Fixed Rate 2.4%
	GNMA II SF 30 Year, 3.50%, 11/20/49	United States	40,930,521		43,539,490
	GNMA II SF 30 Year, 3.50%, 12/20/49	United States	2,840,806		3,025,280
	GNMA II SF 30 Year, 4.00%, 9/20/49 - 12/20/49	United States	9,908,196		10,558,832
	GNMA II SF 30 Year, 4.00%, 11/20/49	United States	26,212,104		27,930,311

					85,053,913

	Total Mortgage-Backed Securities (Cost $129,817,509)				132,583,658

		Number of Contracts	Notional Amount

	Options Purchased 0.7%
	Puts - Exchange-Traded
	SPDR S&P 500 ETF Trust, December Strike Price $280.00, Expires 12/18/20	5,000	500,000		12,055,000
	SPDR S&P 500 ETF Trust, July Strike Price $285.00, Expires 7/17/20	10,000	1,000,000		14,300,000

	Total Options Purchased (Cost $31,432,332)				26,355,000

	Total Investments before Short Term Investments (Cost $3,310,553,973)				3,475,612,703

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Managed Income Fund (continued)

		Country	Shares	Value

	Short Term Investments (Cost $76,785,972) 2.2%

	Money Market Funds 2.2%
[c,h]	Institutional Fiduciary Trust Money Market Portfolio, 0.01%	United States	76,785,972	$76,785,972

	Total Investments (Cost $3,387,339,945) 101.4%			3,552,398,675
	Options Written (0.2)%			(6,050,214)
	Other Assets, less Liabilities (1.2)%			(42,809,847)

	Net Assets 100.0%			$3,503,538,614

		Number of Contracts	Notional Amount

[i]	Options Written (0.2)%
	Calls - Exchange-Traded
	AbbVie Inc., June Strike Price $90.00, Expires 6/19/20	2,500	250,000	(310,000)
	Analog Devices Inc., June Strike Price $135.00, Expires 6/19/20	3,500	350,000	(105,000)
	BlackRock Inc., May Strike Price $500.00, Expires 5/15/20	500	50,000	(825,000)
	Comcast Corp., July Strike Price $45.00, A, Expires 7/17/20	2,500	250,000	(50,000)
	Dominion Energy Inc., May Strike Price $85.00, Expires 5/15/20	2,500	250,000	(37,500)
	General Dynamics Corp., May Strike Price $155.00, Expires 5/15/20	2,000	200,000	(6,000)
	The Home Depot Inc., May Strike Price $220.00, Expires 5/15/20	1,600	160,000	(1,038,400)
	Honeywell International Inc., June Strike Price $165.00, Expires 6/19/20	2,250	225,000	(191,250)
	Intel Corp., June Strike Price $65.00, Expires 6/19/20	3,000	300,000	(366,000)
	International Business Machines Corp., June Strike Price $135.00, Expires 6/19/20	2,000	200,000	(390,000)
	Johnson & Johnson, May Strike Price $150.00, Expires 5/15/20	2,500	250,000	(737,500)
	Morgan Stanley, June Strike Price $48.00, Expires 6/19/20	4,000	400,000	(116,000)
	Northrop Grumman Corp., May Strike Price $375.00, Expires 5/15/20	429	42,900	(2,574)
	Peloton Interactive Inc., July Strike Price $45.00, A, Expires 7/17/20	5,000	500,000	(585,000)
	PepsiCo Inc., May Strike Price $155.00, Expires 5/15/20	1,800	180,000	(1,800)
	The Procter & Gamble Co., June Strike Price $130.00, Expires 6/19/20	3,000	300,000	(198,000)
	Target Corp., June Strike Price $120.00, Expires 6/19/20	2,000	200,000	(482,000)
	Texas Instruments Inc., June Strike Price $125.00, Expires 6/19/20	1,970	197,000	(53,190)
	The Travelers Cos. Inc., July Strike Price $115.00, Expires 7/17/20	1,000	100,000	(145,000)
	Verizon Communications Inc., June Strike Price $60.00, Expires 6/19/20	5,000	500,000	(410,000)

	Total Options Written (Premiums received $6,856,387)			$(6,050,214)

See Abbreviations on page 74.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aA portion or all of the security is held in connection with written option contracts open at period end.

bNon-income producing.

cSee Note 3(f) regarding investments in affiliated management investment companies.

dSee Note 1(e) regarding equity-linked securities.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At April 30, 2020, the aggregate value of these securities was $902,323,221, representing 25.8% of net assets.

fSecurity purchased on a delayed delivery basis. See Note 1(c).

gPerpetual security with no stated maturity date.

hThe rate shown is the annualized seven-day effective yield at period end.

iSee Note 1(d) regarding written options.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

April 30, 2020 (unaudited)

	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Managed Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,014,630,355	$1,830,065,273	$3,197,907,410
Cost - Controlled affiliates (Note 3f)	—	—	112,646,563
Cost - Non-controlled affiliates (Note 3f)	54,630,045	38,078,591	76,785,972

Value - Unaffiliated issuers	$3,422,553,004	$2,230,034,990	$3,377,171,203
Value - Controlled affiliates (Note 3f)	—	—	98,441,500
Value - Non-controlled affiliates (Note 3f)	54,630,045	38,078,591	76,785,972
Receivables:
Investment securities sold	—	5,932,482	19,661,971
Capital shares sold	7,661,463	2,135,746	4,344,352
Dividends and interest	11,121,812	2,702,526	15,492,388
European Union tax reclaims	—	63,183	87,911
Other assets	4,140	2,703	3,964

Total assets	3,495,970,464	2,278,950,221	3,591,989,261

Liabilities:
Payables:
Investment securities purchased	—	3,699,428	76,440,908
Capital shares redeemed	5,805,956	1,798,255	2,952,141
Management fees	1,315,305	861,604	1,497,172
Distribution fees	383,934	498,945	893,148
Transfer agent fees	663,108	293,738	384,681
Trustees’ fees and expenses	1,973	164	529
Options written, at value (premiums received $—, $— and $6,856,387, respectively)	—	—	6,050,214
Accrued expenses and other liabilities	231,229	137,615	231,854

Total liabilities	8,401,505	7,289,749	88,450,647

Net assets, at value	$3,487,568,959	$2,271,660,472	$3,503,538,614

Net assets consist of:
Paid-in capital	$3,055,742,174	$1,844,312,137	$3,394,685,253
Total distributable earnings (losses)	431,826,785	427,348,335	108,853,361

Net assets, at value	$3,487,568,959	$2,271,660,472	$3,503,538,614

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

April 30, 2020 (unaudited)

	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Managed Income Fund

Class A:
Net assets, at value	$1,087,247,849	$1,822,076,799	$2,760,082,227

Shares outstanding	51,650,119	80,219,993	240,615,405

Net asset value per share[a]	$21.05	$22.71	$11.47

Maximum offering price per share (net asset value per share ÷ 94.50%)	$22.28	$24.03	$12.14

Class C:
Net assets, at value	$ 225,599,810	$ 174,692,934	$ 423,454,185

Shares outstanding	10,896,667	7,750,932	37,307,645

Net asset value and maximum offering price per share[a]	$20.70	$22.54	$11.35

Class R:
Net assets, at value		$ 5,747,625	$ 3,738,162

Shares outstanding		252,908	324,928

Net asset value and maximum offering price per share		$22.73	$11.50

Class R6:
Net assets, at value	$ 82,894,759	$ 88,888,863	$ 151,911,895

Shares outstanding	3,911,730	3,906,494	13,199,084

Net asset value and maximum offering price per share	$21.19	$22.75	$11.51

Advisor Class:
Net assets, at value	$2,091,826,541	$ 180,254,251	$ 164,352,145

Shares outstanding	99,364,064	7,924,101	14,289,781

Net asset value and maximum offering price per share	$21.05	$22.75	$11.50

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

54	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the six months ended April 30, 2020 (unaudited)

	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Managed Income Fund

Investment income:

Dividends: (net of foreign taxes)*

Unaffiliated issuers	$19,637,567	$ 33,377,940	$25,543,561

Controlled affiliates (Note 3f)	—	—	265,700

Non-controlled affiliates (Note 3f)	435,821	196,676	774,033

Interest:

Unaffiliated issuers	16,445,069	—	36,469,951

Income from securities loaned:

Unaffiliated entities (net of fees and rebates)	18,945	229	3,901

Non-controlled affiliates (Note 3f)	17,040	82	745

Total investment income	36,554,442	33,574,927	63,057,891

Expenses:

Management fees (Note 3a)	8,555,055	5,586,531	10,147,656

Distribution fees: (Note 3c)

Class A	1,438,672	2,470,844	3,632,217

Class C	1,225,255	995,702	2,323,824

Class R	—	16,084	9,579

Transfer agent fees: (Note 3e)

Class A	668,502	1,106,588	1,459,940

Class C	142,342	111,504	233,535

Class R	—	3,783	1,937

Class R6	12,996	19,230	24,885

Advisor Class	1,324,047	100,062	86,473

Custodian fees (Note 4)	14,413	15,273	19,568

Reports to shareholders	154,435	88,406	119,994

Registration and filing fees	95,274	89,565	89,389

Professional fees	38,380	36,034	49,399

Trustees’ fees and expenses	22,563	13,046	20,131

Other	37,086	27,257	32,307

Total expenses	13,729,020	10,679,909	18,250,834

Expense reductions (Note 4)	(1,194)	(92)	(3,426)

Expenses waived/paid by affiliates (Note 3f and 3g)	(143,903)	(70,682)	(305,597)

Net expenses	13,583,923	10,609,135	17,941,811

Net investment income	22,970,519	22,965,792	45,116,080

Realized and unrealized gains (losses):

Net realized gain (loss) from:

Investments:

Unaffiliated issuers	54,449,436	29,436,156	(136,279)

Written options	—	—	(27,710,725)

Foreign currency transactions	—	22,388	(16,999)

Net realized gain (loss)	54,449,436	29,458,544	(27,864,003)

Net change in unrealized appreciation (depreciation) on:

Investments:

Unaffiliated issuers	10,308,196	(298,941,619)	(201,358,111)

Controlled affiliates (Note 3f)	—	—	(14,194,363)

Translation of other assets and liabilities denominated in foreign currencies	—	2,396	14,014

Written options	—	—	(4,352,831)

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the six months ended April 30, 2020 (unaudited)

	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Managed Income Fund

Net change in unrealized appreciation (depreciation)	$10,308,196	$(298,939,223)	$(219,891,291)

Net realized and unrealized gain (loss)	64,757,632	(269,480,679)	(247,755,294)

Net increase (decrease) in net assets resulting from operations	$87,728,151	$(246,514,887)	$(202,639,214)

*Foreign taxes withheld on dividends	$ —	$ 541,780	$ 418,898

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Convertible Securities Fund		Franklin Equity Income Fund

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019

Increase (decrease) in net assets:

Operations:
Net investment income	$ 22,970,519	$ 40,894,875	$ 22,965,792	$ 41,731,072
Net realized gain (loss)	54,449,436	324,390,042	29,458,544	91,535,502
Net change in unrealized appreciation (depreciation)	10,308,196	115,337,070	(298,939,223)	146,788,898

Net increase (decrease) in net assets resulting from operations	87,728,151	480,621,987	(246,514,887)	280,055,472

Distributions to shareholders:
Class A	(93,857,828)	(66,139,328)	(84,233,204)	(113,557,485)
Class C	(19,330,207)	(14,733,353)	(7,694,163)	(11,317,759)
Class R	—	—	(283,249)	(419,288)
Class R6	(7,783,225)	(3,516,561)	(4,251,682)	(5,532,461)
Advisor Class	(190,055,441)	(131,568,983)	(7,782,914)	(8,002,666)

Total distributions to shareholders	(311,026,701)	(215,958,225)	(104,245,212)	(138,829,659)

Capital share transactions: (Note 2)
Class A	(19,260,010)	(66,639,987)	86,684,007	152,902,721
Class C	(17,085,981)	(64,918,362)	(6,113,629)	(7,886,644)
Class R	—	—	(605,160)	93,237
Class R6	36,202,314	(9,724,781)	6,397,744	9,835,991
Advisor Class	(146,218,398)	32,971,457	31,985,808	53,962,771

Total capital share transactions	(146,362,075)	(108,311,673)	118,348,770	208,908,076

Net increase (decrease) in net assets	(369,660,625)	156,352,089	(232,411,329)	350,133,889

Net assets:
Beginning of period	3,857,229,584	3,700,877,495	2,504,071,801	2,153,937,912

End of period	$3,487,568,959	$3,857,229,584	$2,271,660,472	$2,504,071,801

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Managed Income Fund

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019

Increase (decrease) in net assets:

Operations:
Net investment income	$ 45,116,080	$ 81,744,524
Net realized gain (loss)	(27,864,003)	214,188,559
Net change in unrealized appreciation (depreciation)	(219,891,291)	131,291,446

Net increase (decrease) in net assets resulting from operations	(202,639,214)	427,224,529

Distributions to shareholders:
Class A	(167,432,434)	(122,327,719)
Class C	(25,463,233)	(19,053,022)
Class R	(212,393)	(160,782)
Class R6	(9,326,534)	(6,990,241)
Advisor Class	(10,340,658)	(7,106,607)

Total distributions to shareholders	(212,775,252)	(155,638,371)

Capital share transactions: (Note 2)
Class A	118,836,135	170,733,085
Class C	(15,839,263)	(39,706,617)
Class R	86,159	422,350
Class R6	9,876,258	9,808,027
Advisor Class	2,503,466	44,080,423

Total capital share transactions	115,462,755	185,337,268

Net increase (decrease) in net assets	(299,951,711)	456,923,426

Net assets:
Beginning of period	3,803,490,325	3,346,566,899

End of period	$3,503,538,614	$3,803,490,325

58	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds, three of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Class A, Class C, Class R, Class R6 & Advisor Class

Franklin Managed Income Fund

Franklin Equity Income Fund

Class A, Class C, Class R6 & Advisor Class

Franklin Convertible Securities Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt and certain preferred securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any

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FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At April 30, 2020, a market event occurred resulting in a portion of the securities held by certain or all Funds being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

Certain or all Funds purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

Certain or all Funds invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional

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amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities.

Certain or all Funds purchased or wrote exchange traded option contracts primarily to manage and/or gain exposure to equity volatility risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 9 regarding other derivative information.

e. Equity-Linked Securities

Certain or all Funds invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statements of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Funds.

f. Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At April 30, 2020, the Funds had no securities on loan.

g. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds

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1. Organization and Significant Accounting Policies (continued)

g. Income and Deferred Taxes (continued)

record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, certain or all Funds filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statements of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2020, the each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income and capital gain distributions by Underlying Funds are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. The Franklin Managed Income Fund employs a managed distribution policy. Under this policy, the fund will distribute level monthly distributions in any given year regardless of the performance of the fund; however, the twelfth monthly payment may be greater than the initially anticipated amount if additional income or capital gains are required to be distributed. These distributions may include income and capital gains generated by the Fund, as well as a possible return of capital component, if necessary, to meet the annual distribution rate. The annual payout rate may be adjusted higher or lower from year to year in response to market conditions. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At April 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Convertible Securities Fund		Franklin Equity Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended April 30, 2020
Shares sold[a]	2,467,007	$52,658,302	8,336,025	$201,102,424
Shares issued in reinvestment of distributions	4,234,200	89,983,867	3,300,219	82,444,719
Shares redeemed	(7,917,293)	(161,902,179)	(8,354,221)	(196,863,136)

Net increase (decrease)	(1,216,086)	$(19,260,010)	3,282,023	$86,684,007

Year ended October 31, 2019
Shares sold[a]	6,419,478	$138,547,580	12,618,566	$311,210,362
Shares issued in reinvestment of distributions	3,246,558	63,366,459	4,757,293	111,013,154
Shares redeemed	(12,685,094)	(268,554,026)	(10,930,597)	(269,320,795)

Net increase (decrease)	(3,019,058)	$(66,639,987)	6,445,262	$152,902,721

Class C Shares:
Six Months ended April 30, 2020
Shares sold	332,770	$7,062,327	1,141,183	$28,329,291
Shares issued in reinvestment of distributions	798,400	16,781,426	295,306	7,434,547
Shares redeemed[a]	(1,997,479)	(40,929,734)	(1,711,726)	(41,877,467)

Net increase (decrease)	(866,309)	$(17,085,981)	(275,237)	$(6,113,629)

Year ended October 31, 2019
Shares sold	840,031	$17,694,676	1,754,938	$42,669,455
Shares issued in reinvestment of distributions	685,031	13,012,703	476,082	10,958,143
Shares redeemed[a]	(4,516,464)	(95,625,741)	(2,499,030)	(61,514,242)

Net increase (decrease)	(2,991,402)	$(64,918,362)	(268,010)	$(7,886,644)

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2. Shares of Beneficial Interest (continued)

	Franklin Convertible Securities Fund		Franklin Equity Income Fund

	Shares	Amount	Shares	Amount

Class R Shares:
Six Months ended April 30, 2020
Shares sold			19,264	$494,123
Shares issued in reinvestment of distributions			10,701	269,299
Shares redeemed			(54,727)	(1,368,582)

Net increase (decrease)			(24,762)	$(605,160)

Year ended October 31, 2019
Shares sold			44,565	$1,076,955
Shares issued in reinvestment of distributions			16,690	388,732
Shares redeemed			(55,202)	(1,372,450)

Net increase (decrease)			6,053	$93,237

Class R6 Shares:
Six Months ended April 30, 2020
Shares sold	2,575,878	$57,745,910	733,840	$18,299,336
Shares issued in reinvestment of distributions	363,725	7,771,404	135,116	3,359,538
Shares redeemed	(1,352,824)	(29,315,000)	(629,992)	(15,261,130)

Net increase (decrease)	1,586,779	$36,202,314	238,964	$6,397,744

Year ended October 31, 2019
Shares sold	865,814	$18,678,428	958,941	$23,746,953
Shares issued in reinvestment of distributions	178,341	3,515,052	187,558	4,394,439
Shares redeemed	(1,502,089)	(31,918,261)	(738,112)	(18,305,401)

Net increase (decrease)	(457,934)	$(9,724,781)	408,387	$9,835,991

Advisor Class Shares:
Six Months ended April 30, 2020
Shares sold	13,625,671	$288,642,472	2,419,118	$56,758,053
Shares issued in reinvestment of distributions	7,738,678	164,244,811	288,886	7,186,404
Shares redeemed	(29,480,577)	(599,105,681)	(1,396,280)	(31,958,649)

Net increase (decrease)	(8,116,228)	$(146,218,398)	1,311,724	$31,985,808

Year ended October 31, 2019
Shares sold	31,898,944	$682,438,950	3,482,614	$85,115,695
Shares issued in reinvestment of distributions	5,813,623	113,983,447	310,395	7,308,854
Shares redeemed	(36,235,757)	(763,450,940)	(1,575,590)	(38,461,778)

Net increase (decrease)	1,476,810	$32,971,457	2,217,419	$53,962,771

aMay include a portion of Class C shares that were automatically converted to Class A.

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	Franklin Managed Income Fund

	Shares	Amount

Class A Shares:
Six Months ended April 30, 2020
Shares sold[a]	22,990,022	$275,222,089
Shares issued in reinvestment of distributions	13,264,332	163,489,518
Shares redeemed	(27,369,327)	(319,875,472)

Net increase (decrease)	8,885,027	$118,836,135

Year ended October 31, 2019
Shares sold[a]	39,624,179	$481,294,589
Shares issued in reinvestment of distributions	9,892,242	119,363,850
Shares redeemed	(35,313,277)	(429,925,354)

Net increase (decrease)	14,203,144	$170,733,085

Class C Shares:
Six Months ended April 30, 2020
Shares sold	3,133,352	$37,165,474
Shares issued in reinvestment of distributions	1,994,145	24,394,878
Shares redeemed[a]	(6,619,081)	(77,399,615)

Net increase (decrease)	(1,491,584)	$(15,839,263)

Year ended October 31, 2019
Shares sold	6,705,072	$79,963,632
Shares issued in reinvestment of distributions	1,528,493	18,200,268
Shares redeemed[a]	(11,352,596)	(137,870,517)

Net increase (decrease)	(3,119,031)	$(39,706,617)

Class R Shares:
Six Months ended April 30, 2020
Shares sold	17,646	$219,715
Shares issued in reinvestment of distributions	17,163	212,218
Shares redeemed	(27,736)	(345,774)

Net increase (decrease)	7,073	$86,159

Year ended October 31, 2019
Shares sold	79,143	$961,918
Shares issued in reinvestment of distributions	13,269	160,596
Shares redeemed	(57,333)	(700,164)

Net increase (decrease)	35,079	$422,350

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2. Shares of Beneficial Interest (continued)

	Franklin Managed Income Fund

	Shares	Amount

Class R6 Shares:
Six Months ended April 30, 2020
Shares sold	1,627,531	$19,775,196
Shares issued in reinvestment of distributions	754,049	9,311,707
Shares redeemed	(1,629,088)	(19,210,645)

Net increase (decrease)	752,492	$9,876,258

Year ended October 31, 2019
Shares sold	2,981,043	$36,633,670
Shares issued in reinvestment of distributions	576,916	6,987,353
Shares redeemed	(2,761,099)	(33,812,996)

Net increase (decrease)	796,860	$9,808,027

Advisor Class Shares:
Six Months ended April 30, 2020
Shares sold	3,009,851	$36,040,423
Shares issued in reinvestment of distributions	733,058	9,058,317
Shares redeemed	(3,544,903)	(42,595,274)

Net increase (decrease)	198,006	$2,503,466

Year ended October 31, 2019
Shares sold	6,300,058	$76,396,303
Shares issued in reinvestment of distributions	504,313	6,125,151
Shares redeemed	(3,140,172)	(38,441,031)

Net increase (decrease)	3,664,199	$44,080,423

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

a. Management Fees

Franklin Managed Income Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.620%	Up to and including $250 million
0.595%	Over $250 million, up to and including $500 million
0.570%	Over $500 million, up to and including $1 billion
0.545%	Over $1 billion, up to and including $2.5 billion
0.520%	Over $2.5 billion, up to and including $5 billion
0.495%	Over $5 billion, up to and including $10 billion
0.470%	Over $10 billion, up to and including $15 billion
0.445%	Over $15 billion, up to and including $20 billion
0.420%	In excess of $20 billion

Franklin Convertible Securities Fund and Franklin Equity Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

For the period ended April 30, 2020, each Fund’s annualized gross effective investment management fee rate based on average daily net assets was as follows:

Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Managed Income Fund

0.455%	0.456%	0.549%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Managed Income Fund

Reimbursement Plans:
Class A	0.25%	0.25%	0.35%

Compensation Plans:
Class C	1.00%	1.00%	1.00%
Class R	—	0.50%	0.50%

For Franklin Managed Income Fund, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Managed Income Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$22,168	$220,265	$285,254
CDSC retained	$10,744	$ 13,546	$ 27,517

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the period ended April 30, 2020, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin
	Convertible	Franklin Equity	Franklin Managed
	Securities Fund	Income Fund	Income Fund
Transfer agent fees	$667,011	$549,092	$829,177

f. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended April 30, 2020, investments in affiliated management investment companies were as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Investment Income
Franklin Convertible Securities Fund
Non-Controlled Affiliates

								Dividends
Institutional Fiduciary Trust Money Market Portfolio, 0.01%	$ 89,909,657	$487,678,039	$(522,957,651)	$—	$—	$54,630,045	54,630,045	$ 435,821

								Income from
								securities
								loaned
Institutional Fiduciary Trust Money Market Portfolio, 0.01%	—	75,196,000	(75,196,000)	—	—	—[a]	—	17,040

Total Affiliated Securities	$ 89,909,657	$562,874,039	$(598,153,651)	$—	$—	$54,630,045		$ 452,861
Franklin Equity Income Fund
Non-Controlled Affiliates

								Dividends
Institutional Fiduciary Trust Money Market Portfolio, 0.01%	$ 69,588,667	$224,105,280	$(255,615,356)	$—	$—	$38,078,591	38,078,591	$ 196,676

								Income from
								securities
								loaned
Institutional Fiduciary Trust Money Market Portfolio, 0.01%	—	174,000	(174,000)	—	—	—[a]	—	82

Total Affiliated Securities	$ 69,588,667	$224,279,280	$(255,789,356)	$—	$—	$38,078,591		$ 196,758

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3. Transactions with Affiliates (continued)

f. Investments in Affiliated Management Investment Companies (continued)

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Investment Income
Franklin Managed Income Fund
Controlled Affiliates

								Dividends
Franklin FTSE United Kingdom ETF	$—	$46,079,500	$—	$—	$(8,239,500)	$37,840,000	2,000,000	$—
Franklin Liberty Systematic Style Premia ETF	—	29,959,563	—	—	(3,898,063)	26,061,500	1,175,000	—
Franklin Liberty U.S. Low Volatility ETF	36,596,800	—	—	—	(2,056,800)	34,540,000	1,000,000	265,700

Total Controlled Affiliates	$36,596,800	$76,039,063	$—	$—	$(14,194,363)	$98,441,500		$265,700
Non-Controlled Affiliates

								Dividends
Institutional Fiduciary Trust Money Market Portfolio, 0.01%	331,668,940	649,249,409	(904,132,377)	—	—	76,785,972	76,785,972	774,033

								Income from
								securities
								loaned
Institutional Fiduciary Trust Money Market Portfolio, 0.01%	—	7,829,000	(7,829,000)	—	—	—[a]	—	745

Total Non-Controlled Affiliates	$331,668,940	$657,078,409	$(911,961,377)	$—	$—	$76,785,972		$774,778
Total Affiliated Securities	$368,265,740	$733,117,472	$(911,961,377)	$—	$(14,194,363)	$175,227,472		$1,040,478

aAs of April 30, 2020, no longer held by the Fund.

g. Waiver and Expense Reimbursements

Effective March 1, 2020, Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin Managed Income Fund so that the expenses (including acquired fund fees and expenses but excluding distribution fees, and certain non-routine expenses or costs such as those relating to litigation, indemnification, reorganizations, and liquidations) for Class A, Class C, Class R, Advisor Class and for Class R6 of the Fund do not exceed 0.68% and 0.60% respectively, based on the average net assets of each class until February 28, 2021. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

For Franklin Convertible Securities Fund and Franklin Equity Income Fund, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until February 28, 2021.

h. Interfund Transactions

Franklin Managed Income Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended April 30, 2020, these purchase and sale transactions aggregated $0 and $13,406,250, respectively.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended April 30, 2020, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

At April 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin
	Convertible	Franklin Equity	Franklin Managed
	Securities Fund	Income Fund	Income Fund
Cost of investments	$3,100,542,678	$1,865,289,124	$3,383,273,757

Unrealized appreciation	$ 536,069,468	$ 508,851,060	$ 329,177,461
Unrealized depreciation	(159,429,097)	(106,026,603)	(172,959,144)

Net unrealized appreciation (depreciation)	$ 376,640,371	$ 402,824,457	$ 156,218,317

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums and equity-linked securities.

The Funds utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2020, were as follows:

	Franklin
	Convertible	Franklin Equity	Franklin Managed
	Securities Fund	Income Fund	Income Fund
Purchases	$242,153,327	$501,325,360	$1,279,133,043
Sales	$682,372,313	$396,193,049	$1,019,695,185

7. Credit Risk

At April 30, 2020, Franklin Convertible Securities Fund and Franklin Managed Income Fund had 76.5% and 7.8%, respectively, of their portfolio invested in high yield securities, senior secured floating rate loans, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Funds, their ability to buy and sell fund investments at appropriate valuations and their ability to achieve their investment objectives.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. Other Derivative Information

At April 30, 2020, investments in derivative contracts are reflected in the Statements of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts	Statements of			Statements of
Not Accounted for as	Assets and Liabilities			Assets and Liabilities
Hedging Instruments	Location	Fair Value		Location	Fair Value
Franklin Managed Income Fund

Equity contracts	Investments in securities, at value	$26,355,000	[a]	Options written, at value	$6,050,214

aPurchased option contracts are included in investments in securities, at value in the Statements of Assets and Liabilities.

For the period ended April 30, 2020, the effect of derivative contracts in the Statements of Operations was as follows:

Net Change in
Unrealized
Derivative Contracts		Net Realized		Appreciation
Not Accounted for as	Statements of	Gain (Loss) for	Statements of	(Depreciation)
Hedging Instruments	Operations Location	the Period	Operations Location	for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Franklin Managed Income Fund
Equity contracts	Investments	$ 16,866,067 [a]	Investments	$ 6,453,437	[a]
	Written options	(27,710,725)	Written options	(4,352,831)
Totals		$(10,844,658)		$ 2,100,606

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations.

For the period ended April 30, 2020, the average month end notional amount of options represented 5,571,414 shares.

See Note 1(d) regarding derivative financial instruments.

10. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended April 30, 2020, the Funds did not use the Global Credit Facility.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

11. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of April 30, 2020, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Franklin Convertible Securities Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Consumer Staples	$—	$58,942,800	$—		$58,942,800
All Other Equity Investments	606,330,503	—	—		606,330,503
Convertible Bonds	—	2,757,279,701	—		2,757,279,701
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	54,630,045	—	—		54,630,045

Total Investments in Securities	$660,960,548	$2,816,222,501	$—		$3,477,183,049

Franklin Equity Income Fund
Assets:
Investments in Securities:[a]
Equity Investments[b]	$2,029,833,825	$—	$—		$2,029,833,825
Equity-Linked Securities	—	200,201,165	—		200,201,165
Short Term Investments	38,078,591	—	—		38,078,591

Total Investments in Securities	$2,067,912,416	$200,201,165	$—		$2,268,113,581

Franklin Managed Income Fund
Assets:
Investments in Securities:[a]
Equity Investments[b]	$1,599,446,084	$—	$—		$1,599,446,084
Equity-Linked Securities	—	495,357,184	—		495,357,184
Corporate Bonds	—	1,065,069,019	—		1,065,069,019
U.S. Government and Agency Securities	—	156,801,758	—		156,801,758
Mortgage-Backed Securities	—	132,583,658	—		132,583,658
Options Purchased	26,355,000	—	—		26,355,000
Short Term Investments	76,785,972	—	—		76,785,972

Total Investments in Securities	$1,702,587,056	$1,849,811,619	$—		$3,552,398,675

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

11. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Franklin Managed Income Fund (continued)
Liabilities:
Other Financial Instruments:
Options Written	$6,050,214	$—	$—	$6,050,214

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common, preferred, convertible preferred stocks and management investment companies.

cIncludes securities determined to have no value at April 30, 2020.

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the period.

12. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (ASU) which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

13. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
FRN	Floating Rate Note
SF	Single Family
SPDR	S&P Depositary Receipt

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Shareholder Information

Board Approval of Investment

Management Agreements

FRANKLIN INVESTORS SECURITIES TRUST

Franklin Convertible Securities Fund

Franklin Equity Income Fund

Franklin Managed Income Fund

(each a Fund)

At an in-person meeting held on February 25, 2020 (Meeting), the Board of Trustees (Board) of Franklin Investors Securities Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters and, in some cases, requested additional information from the Manager relating to the contract. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and

(v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager, as well as information on succession planning where appropriate; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton (FT) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements, which included discussion of the changing distribution landscape for the Funds. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the FT family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital

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investments relating to the services provided to the Funds by the FT organization. The Board specifically noted FT’s commitment to enhancing services and controlling costs, as reflected in its plan to outsource certain administrative functions, and growth opportunities, as evidenced by its upcoming acquisition of the Legg Mason companies. The Board acknowledged the change in leadership at FRI and the opportunity to hear from Jennifer Johnson, President and Chief Executive Officer of FRI, about goals she has for the company that will benefit the Funds.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended December 31, 2019. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin Convertible Securities Fund – The Performance Universe for the Fund included the Fund and all retail and institutional convertible securities funds. The Board noted that the Fund’s annualized income return for the one-, three-and five-year periods was below the median of its Performance Universe, but for the 10-year period was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-year period was below the median of its Performance Universe, but for the three-, five- and 10-year periods was above the median and in the first quintile (best) of its Performance Universe. The Board concluded that the Fund’s performance was acceptable. In doing so, the Board noted that, while below the median, the annualized total return for the one-year period was 23.88%.

Franklin Equity Income Fund – The Performance Universe for the Fund included the Fund and all retail and institutional equity income funds. The Board noted that the Fund’s annualized income return and annualized total return for the one-, three-, five- and 10-year periods were above the medians of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin Managed Income Fund – The Performance Universe for the Fund included the Fund and all retail and institutional mixed-asset target allocation moderate funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median and in the first quintile (best) of its Performance Universe. The Board noted that the Fund’s annualized total return for the three-year period was below the median of its Performance Universe, but for the one-, five- and 10-year periods was above the median of its Performance Universe. The Board further noted that, effective March 1, 2019, the Fund changed its name and repositioned its investment strategy to become an income strategy. The Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FT to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for each Fund and for each of the other funds in each respective Expense Group. The Board

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received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

Franklin Convertible Securities Fund and Franklin Equity Income Fund – The Expense Group for the Franklin Convertible Securities Fund included the Fund and nine other convertible securities funds. The Expense Group for the Franklin Equity Income Fund included the Fund and 12 other equity income funds. The Board noted that the Management Rates and actual total expense ratios for the Funds were below the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to the Funds are reasonable.

Franklin Managed Income Fund – The Expense Group for the Fund included the Fund and eight other mixed-asset target allocation moderate funds. The Board noted that the Management Rate for the Fund was slightly above the median of its Expense Group. The Board also noted that the actual total expense ratio for the Fund was below the median and in the second quintile of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted that, effective March 1, 2019, the Fund implemented a reduced Management Rate in connection with the repositioning of its investment strategy. The Board further noted that the actual total expense ratio for the Fund reflected a fee waiver from management.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FT’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2019, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain FT funds, was engaged by the Manager to review and assess the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board considered the initiative currently underway to outsource certain operations, which effort would require considerable upfront expenditures by the Manager but, over the long run is expected to result in greater efficiencies. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent US Securities and Exchange Commission and other regulatory requirements, notably in the area of cybersecurity protections.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent, and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether each Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the FT family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, each Fund’s management fee

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structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report and Shareholder Letter
Franklin Investors Securities Trust

Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc.	(800) 632-2301
(800) DIAL BEN® / 342-5236
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Franklin Adjustable U.S. Government Securities Fund	Franklin Low Duration Total Return Fund Franklin Total Return Fund
Franklin Floating Rate Daily Access Fund

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Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Shareholder:

During the six months ended April 30, 2020, the U.S. economy showed mixed results, growing moderately through the end of 2019 amid concerns about trade, but contracting in 2020’s first quarter in response to the novel coronavirus (COVID-19) pandemic. The U.S. Federal Reserve (Fed), having lowered the federal funds rate in October for the third time during 2019, held the rate unchanged through February 2020. However, given larger economic risks posed by COVID-19, the Fed lowered its key rate by 0.50% on March 3 and further by 1.00% on March 15, decreasing the rate during the period from 1.75% to 0.25%. In its efforts to support U.S. economic activity, the Fed also announced broad quantitative easing measures to support credit markets.

In this environment, the prices of U.S. stocks, as measured by the Standard & Poor’s® 500 Index (S&P 500®), dropped 4.12%, (the index decreasing from 3,037.56 to 2,912.43).1,2 Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Index), posted a +4.86% total return (an index increase from 2,227.69 to 2,335.85), which includes reinvestment of interest.3

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well-positioned for the years ahead.

Franklin Investors Securities Trust’s semiannual report, covering Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund and Franklin Total Return Fund, includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Investors Securities Trust

This letter reflects our analysis and opinions as of April 30, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Copyright © 2020, S&P Dow Jones Indices LLC. All rights reserved.

2. Source: Morningstar. The changes in index prices shown for the S&P 500 do not include reinvestments of income and distributions, which are included in its total return, which was: S&P 500 -3.16% (index total return resulting in a decrease from 6,138.73 to 5,944.68).

3. Sources: Morningstar and Bloomberg Barclays Indices. For the Bloomberg Index, only total return as shown is available, not price change without the inclusion of reinvested income and distributions.

See www.franklintempletondatasources.com for additional data provider information.

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SEMIANNUAL REPORT

Economic and Market Overview

The U.S. bond market’s performance during the six-month period, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, was defined by two distinct phases: before and during the outbreak of the novel coronavirus (COVID-19). Until late February 2020, prices for most U.S. bonds rose, and their yields declined, driven by low inflation, interest-rate cuts and strong demand for yield. In late February, as more countries adopted social distancing and lockdown measures to slow the global pandemic, the U.S. bond market began pricing in the adverse impact on economic activity. Higher-quality, longer-term bonds rallied, while riskier, lower-rated corporate bonds declined sharply, reflecting a reversal in many investors’ risk appetite.

The U.S. Federal Reserve (Fed) enacted two emergency rate cuts in March 2020 in response to the COVID-19 pandemic, lowering the federal funds target rate to a range of 0.00%—0.25%. In addition, the Fed announced unlimited, open-ended purchasing of government-backed and corporate bonds to help keep markets functioning, significantly expanding its balance sheet. Meanwhile, Congress passed the Coronavirus Aid, Relief and Economic Security Act to provide economic relief, which will likely lead to a sizable amount in U.S. Treasury debt issuance in 2020, according to the Congressional Budget Office.

U.S. Treasury bonds, as measured by the Bloomberg Barclays U.S. Treasury Index, rose significantly during the reporting period. Bond purchasing by the Fed and robust demand for investments perceived as safe drove the U.S. Treasury market higher despite the widening budget deficit and the massive increase in issuance. The yield on 10-year U.S. Treasury bonds declined to historic lows near period-end, while some short-term U.S. Treasury yields briefly dropped below zero. Mortgage-backed securities (MBS), as measured by the Bloomberg Barclays MBS Index, also posted positive returns, aided by the Fed’s decision to purchase agency MBS.

U.S. corporate bond performance was hampered by investor concerns about the pandemic-related economic disruption and the potential credit downgrades of many companies amid high levels of indebtedness. However, investment-grade corporate bonds, as represented by the Bloomberg Barclays U.S. Corporate Bond Index, rebounded near period-end to post positive returns overall as the Fed supported the corporate bond market by facilitating new bond issuance and buying bonds from investors. In contrast, high-yield corporate bonds, as represented by the Bloomberg Barclays U.S. Corporate High Yield Bond Index, declined significantly due to investor concerns about a potential increase in credit defaults.

The foregoing information reflects our analysis and opinions as of April 30, 2020. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

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Franklin Adjustable U.S. Government Securities Fund

This semiannual report for Franklin Adjustable U.S. Government Securities Fund covers the period ended April 30, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income while providing lower volatility of principal than a fund that invests in fixed-rate securities by investing at least 80% of its net assets in adjustable-rate U.S. government mortgage securities, which are issued or guaranteed by the U.S. government, its agencies or instrumentalities.1 The Fund’s investments may include securities issued by Ginnie Mae (GNMA) and government-sponsored entities, such as Fannie Mae (FNMA) and Freddie Mac (FHLMC).2

Performance Overview

The Fund’s Class A shares posted a +0.25% cumulative total return for the six months under review. In comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Government Index: 1-2 Year Component posted a +2.57% total return.3 The index measures public obligations of the U.S. Treasury with one to two years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We employ a conservative investment strategy as we strive to produce solid performance in a variety of interest rate climates. We choose securities using a value-oriented

Portfolio Composition

Based on Total Net Assets as of 4/30/20

approach, emphasizing the bonds’ economic fundamentals in relation to comparable securities as well as their historical prepayment performance.

Manager’s Discussion

The Fund employed a conservative strategy that invested primarily in adjustable-rate mortgage securities (ARMs) that are either explicitly or implicitly backed by the U.S. government.1 During the period, the Fund invested predominantly in securities issued or guaranteed by FNMA and FHLMC. The Fund took a collateral-intensive research approach to analyze the prepayment behavior of individual ARMs to identify those with the most attractive prepayment profiles and focused on seasoned ARMs. Such securities have typically been through several interest-rate cycles and therefore tend to be less sensitive to changes in interest rates, compared to newer issued counterparts. We have found such securities historically to have experienced lower volatility than comparable maturity Treasuries and have provided more consistent income.

During the period, the Fund’s primary focus continued to be on seasoned, shorter-maturity, high-quality ARMs that tend to be less sensitive to interest-rate changes and supported

1. Securities owned by the Fund, but not shares of the Fund, are issued or guaranteed by the U.S. government, its agencies or instrumentalities, including government sponsored entities, as to timely payment of principal and interest.

2. Although U.S. government-sponsored entities may be chartered by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Government. Please see the Fund’s prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities. The Fund’s yield and share price are not guaranteed and will vary with market conditions.

3. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 33.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Dividend Distributions*

11/1/19–4/30/20

	Dividend per Share (cents)

Month	Class A	Class A1	Class C	Class R6	Advisor Class
November	1.7765	1.8723	1.5274	2.0223	1.9383
December	1.8580	1.9623	1.5773	2.1213	2.0350
January	1.7421	1.8432	1.4703	1.9934	1.9134
February	1.6620	1.7542	1.4158	1.8916	1.8181
March	1.5517	1.6569	1.2710	1.8098	1.7286
April	1.4064	1.5022	1.1460	1.6465	1.5688
Total	9.9967	10.5911	8.4078	11.4849	11.0022

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

performance. Additionally, we deployed capital into agency collateralized mortgage obligation (CMO) floaters and 15-year fixed-rate agency mortgage backed securities markets as we found them to be appealing yield alternatives to the agency hybrid ARM markets. We continued to focus on diverse, seasoned, post-reset FNMA and FHLMC ARMs with average coupons above 3% and larger loan counts, as well as sequential CMO floaters backed by seasoned collateral. Secondary flows during March 2020 were particularly heavy as many real estate investment trusts (REITs) struggled to meet margin calls and were forced to unwind their agency mortgage portfolios including post reset hybrids, which put pressure on clearing levels but the secondary market activity of CMO floaters in our view, continued to be relatively healthy.

Prepayment rate uncertainty hampered both the fixed-rate and ARM markets outlook as they remained significantly elevated. We continued to be cautious about future prepayment speeds given a significant rally in mortgage rates and with securities trading at considerable premiums. The outlook for prepayments has been a bit mixed given the COVID-19 virus but we do feel they will be elevated in the long run and lead to a downward pressure on the U.S. dollar. With a shift toward a flatter yield curve, and absolute prepayments continuing to be elevated, we remain cautious going forward. We do believe that with borrowers having experienced a full year of mortgages resetting upward, a burnout effect could offset some of the refinance incentive, which would help lower prepayment rates at some point in the future. Our preference remains towards bonds linked to the London Interbank Offered Rate (LIBOR) index,4 which we believe would have slower speeds relative to those indexed off of the Constant Maturity Treasury Index. Given the high probability of elevated speeds for the foreseeable future in a market where the premiums are quite significant, we have retained a slightly higher cash allocation.

Thank you for your continued participation in Franklin Adjustable U.S. Government Securities Fund. We look forward to serving your future investment needs.

Paul Varunok Lead Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. The London Interbank Offered Rate (LIBOR) is the interest rate banks charge each other for loans. LIBOR is a widely used benchmark for short-term interest rates. See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Performance Summary as of April 30, 2020

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return	[3]
A 6-Month	+0.25%	-1.95%
1-Year	+1.39%	-0.95%
5-Year	+2.18%	-0.03%
10-Year	+6.68%	+0.42%

Advisor 6-Month	+0.38%	+0.38%
1-Year	+1.65%	+1.65%
5-Year	+3.48%	+0.69%
10-Year	+9.39%	+0.90%

	Distribution	30-Day Standardized Yield[5]
Share Class	Rate[4]	(with fee waiver)	(without fee waiver)
A	2.11%	1.17%	1.16%
Advisor	2.40%	1.45%	1.43%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 7 for Performance Summary footnotes.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

PERFORMANCE SUMMARY

Distributions (11/1/19–4/30/20)

Share Class	Net Investment Income
A	$0.099967
A1	$0.105911
C	$0.084078
R6	$0.114849
Advisor	$0.110022

Total Annual Operating Expenses6

Share Class	With Fee Waiver	Without Fee Waiver
A	0.95%	0.96%
Advisor	0.70%	0.71%

All investments involve risks, including possible loss of principal. Interest rate movements, unscheduled mortgage prepayments and other risk factors will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As the pries of bonds in a Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/21. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on an annualization of the sum of the respective class’s past month’s daily distributions and the maximum offering price (NAV for Advisor Class) per share on 4/30/20.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 11/1/19	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/20[1,2]	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/20[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,002.50	$4.78	$1,020.09	$4.82	0.96%
A1	$1,000	$1,003.30	$4.03	$1,020.84	$4.07	0.81%
C	$1,000	$1,000.50	$6.76	$1,018.10	$6.82	1.36%
R6	$1,000	$1,005.60	$2.94	$1,021.93	$2.97	0.59%
Advisor	$1,000	$1,003.80	$3.54	$1,021.33	$3.57	0.71%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Floating Rate Daily Access Fund

This semiannual report for Franklin Floating Rate Daily Access Fund covers the period ended April 30, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income and, secondarily, preservation of capital by investing at least 80% of its net assets in income-producing floating interest-rate corporate loans and corporate debt securities made to or issued by U.S. companies, non-U.S. entities and U.S. subsidiaries of non-U.S. entities.

What are corporate loans?

Corporate loans are typically floating rate loans to corporate borrowers made by a group, or syndicate, of banks and other financial institutions. These loans provide capital to companies for varied purposes, such as merger and acquisition activity, leveraged buyouts or refinancings. These loans are typically syndicated to a group of investors.

Performance Overview

The Fund’s Class A shares posted a -9.66% cumulative total return for the six months under review. In comparison, the Credit Suisse Leveraged Loan Index (CS LLI), which is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market, posted a -7.50% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 13.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Corporate Loan Market Overview

Favorable investor sentiment at the beginning of the period led to solid returns, as many investors expected future rate cuts to be on hold. Outflows from retail loan investment vehicles decelerated and many investors turned to discounted, lower-rated companies in order to put cash to work. However, as fears of the impact of COVID-19 on the

Portfolio Composition*

Based on Total Net Assets as of 4/30/20

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

global economy surfaced, the loan market entered a risk-off mode in March 2020, which recorded some of the worst daily declines since the global financial crisis more than a decade ago. While the market partially retraced the worst declines by period-end, the technical environment remained relatively weak, and aggressive credit rating downgrades furthered price separation across the market.

At the beginning of the period, outflows from retail investors moderated and the asset class reported modest weekly inflows. However, the increasing likelihood of a global recession and aggressive U.S. Federal Reserve (Fed) interest-rate cuts in response to the economic slowdown resulted in heavy outflows from retail loan investment vehicles. The accommodative action from the Fed led to declines in Rising London Interbank Offered Rates (LIBOR), resulting in lowered coupons throughout the loan market as most loans had not instituted LIBOR’s protective floors. Elevated redemption activity led managers to sell loans across the credit quality spectrum, leading to significant

1. Source: Credit Suisse Group.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 41.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

dislocation in prices and wide bid-ask spreads. Although collateralized loan obligations (CLOs) issuance had supported loan demand earlier in the period, the volume stalled in March as spreads widened. After the announcement of fiscal stimulus in the U.S., investor sentiment and technical conditions improved as severe outflows eventually subsided and modest CLO activity resumed. Loan prices rallied as a result, and gains were led by higher-rated loans and those in industries perceived to be less impacted by the crisis. However, technical conditions were still relatively weak as CLO spreads remained wide and lower income generation resulted in restrained demand from retail investors at period-end.

Dividend Distributions*

11/1/19–4/30/20

	Dividend per Share (cents)
				Advisor
Month	Class A	Class C	Class R6	Class
November	3.2911	3.0343	3.5181	3.4540
December**	4.0324	3.7464	4.2934	4.2162
January	3.5002	3.2207	3.7526	3.6769
February	2.8759	2.6231	3.1087	3.0360
March	2.6089	2.3447	2.8482	2.7733
April	3.1701	2.9350	3.3826	3.3268
Total	19.4786	17.9042	20.9036	20.4832

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes additional income distributions made in order to meet excise tax requirements.

While a stronger technical environment and higher loan prices at the beginning of the period led to a significant repricing wave in January 2020, new issuance was on hold for much of March. Primary activity eventually resumed, but new loan deals were sparse and included issuers that needed liquidity and offered wider spreads. New issuance picked up slightly by the end of the period, but expectations for robust volume was subdued amid weaker demand from traditional loan retail investors and CLOs. Among issuers that had bonds and loans, more looked to raise capital with high-yield bonds in consideration of stronger technical conditions in the high-yield bond market.

Loan default activity was muted for much of the period but increased sharply as more issuers experienced impacts from the slowdown in economic activity. At the end of the period, the default rate approached its historical average and the rate by issuer count was the highest since 2010. Despite the partial recovery in the market, a significant share of loans continued to trade at distressed levels. Furthermore, the pace of credit rating downgrades accelerated, particularly within cyclical industries that were more sensitive to the impacts of both weaker consumer demand and mandated shutdowns. As a result, fundamental conditions and prices diverged between higher-quality issuers and those with weaker liquidity.

Investment Strategy

We use a detailed credit analysis process to select corporate loan and corporate debt securities that meet our criteria. We conduct ongoing credit monitoring of our investments. To help manage the credit risk associated with investing in securities rated below investment grade (or if unrated, of comparable quality), we seek to diversify the Fund by investing in a large number of loans of companies that we have identified as having attractive risk/reward profiles, favorable capital structures, strong asset coverage and dominant market shares. This diversification potentially reduces credit risk by spreading assets across many different industries.

Manager’s Discussion

During the six-month period under review, the Fund underperformed its benchmark, the CS LLI. The Fund maintained an overweight in the upper tier of the market throughout the period, which contributed to performance as upper tier loans in the index returned -4.88%, middle tier returned -7.48%, and lower tier returned -20.36%, according to the CS LLI. Although upper tier loans outperformed over the period, performance was primarily driven by loan selection, especially loans that were more impacted by COVID-19 shutdowns, travel restrictions and declines in oil prices, including those in the energy, gaming/leisure, and retail industries.

The top contributors to performance included loans that investors perceived to be more insulated from the impact of COVID-19 or completed transactions that contributed to performance during the period. The equity and term loan position of Appvion Operations (a manufacturer of carbonless paper) contributed to performance as the term loan provided attractive income generation despite dealing with difficult market conditions. The company maintained good liquidity and the proceeds of an asset sale paid down a portion of the term loan position at par. The term loans of Doncasters U.S. Finance, a manufacturer of components for the aerospace and industrial markets, contributed to performance as it completed its restructuring process and a

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

Top 10 Holdings

4/30/20

Company Sector/Industry	% of Total Net Assets
FGI Operating Co. LLC (Freedom Group) Personal Products	3.8%
CSC Holdings LLC Cable & Satellite	2.3%
Berry Global Inc. Paper Packaging	2.3%
General Nutrition Centers, Inc. Specialty Stores	2.3%
JBS USA Lux SA Packaged Foods & Meats	2.2%
CSM Bakery Supplies LLC Packaged Foods & Meats	2.1%
99 Cents Only Stores General Merchandise Stores	2.0%
Navistar Inc. Industrial Machinery	2.0%
Appvion Operations Inc. Forest Products	1.9%
Onsite Rental Group Operations Pty. Ltd. ( ) Industrial Machinery	1.8%

new management team looked to implement its turnaround strategy. However, as oil prices declined to unprecedented levels amid a falloff in demand, issuers exposed to energy prices were among the top detractors from performance. The term loan of Fieldwood Energy, a producer of oil and gas, declined as the sharp drop in oil prices was expected to negatively impact the company’s cash flow and liquidity. The lower price of crude oil also led to declines for the term loans of Utex Industries, a manufacturer and provider of sealing products, as demand for its products from customers in the energy sector was expected to weaken.

Throughout the period, we looked to reduce our exposures to large oversized volatile positions and execute on our long-term strategy of diversifying the portfolio in terms of the number of positions held. This included further reductions in our Fieldwood Energy position and exiting our last coal position with coal producer, Wolverine Fuels (not held at period-end). However, as the market experienced more volatility, we looked to add to our cash balances both for potential elevated redemptions and opportunities to pick up higher-quality assets at depressed levels. Our largest sells during the period included companies in industries that we believed would continue to see further weakness due to depressed demand and COVID-19 shutdowns, such as retail, foodservice, energy and aerospace. In addition, the Fund reduced its investment in CLOs by selling A rated tranches.

The Fund continued to maintain a significant overweight in higher-rated loans as upper tier loans were slightly less than half of the loan portfolio at the end of the period, compared to around a quarter for the index. In addition, we maintained the Fund’s investment in the Franklin Floating Rate Income Fund, which allowed the Fund to have further exposure to credit, while providing a potential source of liquidity. In an effort to protect against volatility in the credit markets, the Fund held a high-yield bond credit default swap index that provided synthetic exposure to the high-yield bond market.

Thank you for your continued participation in Franklin Floating Rate Daily Access Fund. We look forward to serving your future investment needs.

Reema Agarwal, CFA

Justin Ma, CFA

Margaret Chiu, CFA
Judy Sher

Portfolio Management Team

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

Performance Summary as of April 30, 2020

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A 6-Month	-9.66%	-11.71%

1-Year	-11.13%	-13.16%

5-Year	+0.12%	-0.44%

10-Year	+22.62%	+1.83%

Advisor 6-Month	-9.54%	-9.54%

1-Year	-11.01%	-11.01%

5-Year	+1.37%	+0.27%

10-Year	+25.71%	+2.31%

	Distribution	30-Day Standardized Yield[5]
Share Class	Rate[4]	(with fee waiver)	(without fee waiver)

A	5.23%	6.85%	6.81%

Advisor	5.61%	7.27%	7.23%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 14 for Performance Summary footnotes.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

PERFORMANCE SUMMARY

Distributions (11/1/19–4/30/20)

Share Class	Net Investment Income
A	$0.194786
C	$0.179042
R6	$0.209036
Advisor	$0.204832
Total Annual Operating Expenses[6]

Share Class	With Fee Waiver	Without Fee Waiver
A	0.89%	0.92%
Advisor	0.64%	0.67%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus

All investments involve risks, including loss of principal. Investors should be aware that the Fund’s share price and yield will fluctuate with market conditions. The Fund should not be considered alternative to money market funds or certificates of deposit (CDs). The floating rate loans and debt securities in which the Fund invests tend to be rated below investment grade. Investing in higher-yielding, lower-rated, floating rate loans and debt securities involved greater risk of default, which could result in loss of principal—a risk that may be heightened in a slowing economy. Interest earned on floating rate loans varies with changes in prevailing interest rates. Therefore, while floating rate loans offer higher interest income when interest rates rise, they will also generate less income when interest rates decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/21. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on an annualization of the sum of the respective class’s past month’s daily distributions and the maximum offering price (NAV for Advisor Class) per share on 4/30/20.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 11/1/19	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/201, [2]	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/201, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$903.40	$4.40	$1,020.24	$4.67	0.93%
C	$1,000	$901.60	$6.29	$1,018.25	$6.67	1.33%
R6	$1,000	$905.20	$2.75	$1,021.98	$2.92	0.58%
Advisor	$1,000	$904.60	$3.22	$1,021.48	$3.42	0.68%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Low Duration Total Return Fund

This semiannual report for Franklin Low Duration Total Return Fund covers the period ended April 30, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks a high level of current income as is consistent with prudent investing, while seeking capital preservation. The Fund invests primarily in investment-grade debt securities and investments, including government and corporate debt securities and mortgage- and asset-backed securities, targeting an estimated average portfolio duration of three years or less.

Performance Overview

The Fund’s Class A shares posted a -4.39% cumulative total return for the six months under review. In comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Government/Credit Index: 1-3 Year Component, posted a +2.58% total return.1 The index measures public obligations of the U.S. Treasury with one to three years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. You can find more of the Fund’s performance data in the Performance Summary beginning on page 19.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We seek to invest in a combination of fixed income securities, primarily from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities across the entire fixed income opportunity set, on a relative basis. When making investment decisions, we evaluate business cycles, yield curves, and values between and within markets. Through a low duration portfolio, we seek to position the Fund to be less affected by

Portfolio Composition*

Based on Total Net Assets as of 4/30/20

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

**Includes non-agency residential mortgage backed securities, collateralized loan obligations and consumer loan certificates.

***Rounds to less than 0.1% of total net assets.

interest-rate changes than a fund with a higher duration. In addition, we may use derivative transactions, such as forwards, futures contracts and swap agreements to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 57.

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What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

What is the yield curve?
A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What are swap agreements?

Swap agreements, such as interest rate, fixed income total return, currency, inflation index and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

Manager’s Discussion

From a perspective of excess returns over Treasuries of similar duration, most fixed income sectors underperformed. As measured by Bloomberg Barclays indexes, higher quality agency mortgage sectors outperformed U.S. Treasuries while emerging market bonds, corporate credit (inclusive of high-yield and investment-grade corporate bonds, senior secured floating rate loans and collateralized loan obligations (CLOs)) and non-agency residential mortgage-backed securities (RMBS) underperformed Treasuries.

Dividend Distributions*

11/1/19–4/30/20

	Dividend per Share (cents)
Month	Class A	Class C	Class R	Class R6	Advisor Class
November	2.1480	1.8357	2.0158	2.4549	2.3517
December**	5.4798	5.1527	5.2954	5.8230	5.7054
January	2.3595	2.0239	2.1553	2.6882	2.5803
February	2.2401	1.9340	2.0794	2.5414	2.4401
March	2.5903	2.2940	2.4243	2.8739	2.7892
April	2.3682	2.0823	2.2095	2.6271	2.5539
Total	17.1859	15.3226	16.1797	19.0085	18.4206

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes additional income distributions made in order to meet excise tax requirements.

During the period, our positioning was diversified from a risk perspective and was targeted into parts of the fixed income market where we felt valuations were attractive and fundamentals remained strong. Our largest exposures were in investment-grade corporate credit, RMBS, CLOs and Treasury Inflation-Protected Securities (TIPS).

While the Fund’s largest sector allocation was to investment-grade corporate credit, we were underweight the sector relative to the benchmark, which was a major contributor to the Fund’s relative performance. The Fund’s non-U.S. yield curve positioning and non-dollar emerging markets securities were also positive for returns. In contrast, RMBS was the largest detractor from performance relative to the benchmark. We were overweight RMBS to take advantage of the strong housing market in the U.S. In our RMBS exposures, we remain allocated to the seasoned credit risk transfer deals, which have strong principal protection but experienced outsized spread widening and negative price movement. Security selection in CLOs, high-yield and senior secured floating rate loans was positive but offset by negative performance from sector allocation. Overweight allocations relative to the benchmark in sovereign emerging markets securities and TIPS also hurt performance. The Fund’s underweight to the short end of the U.S. yield curve also detracted from returns.

Toward the latter part of the period, given the weakness in the credit markets, we found select opportunities in many higher-quality sectors and added to investment-grade corporate credit as spreads widened. We also increased our

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FRANKLIN LOW DURATION TOTAL RETURN FUND

allocation to TIPS, high-yield corporate credit and sovereign emerging markets securities. We pared our exposure to U.S. Treasuries, RMBS, asset-backed securities and tax-exempt municipal bonds as we found better relative opportunities.

During the period, the portfolio utilized derivatives, including credit default and currency swaps, inflation-linked swaps, currency forwards, Treasury futures, interest-rate swaps and credit default swap options, principally as a tool for efficient portfolio management and to manage overall portfolio risk, in our view. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way than by directly purchasing securities. In those markets where non-derivative securities are readily available, the cost difference in normal market conditions may be small.

Thank you for your continued participation in Franklin Low Duration Total Return Fund. We look forward to serving your future investment needs.

Sonal Desai, Ph.D. Co-Lead Portfolio Manager

David Yuen, CFA, FRM Co-Lead Portfolio Manager

Tina Chou Co-Lead Portfolio Manager

Kent Burns, CFA Co-Lead Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

Performance Summary as of April 30, 2020

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[2]	Average Annual Total Return	[3]
A 6-Month	-4.39%		-6.52%
1-Year	-3.04%		-5.19%
5-Year	+2.47%		+0.03%
10-Year	+13.22%		+1.02%
Advisor 6-Month	-4.25%		-4.25%
1-Year	-2.77%		-2.77%
5-Year	+3.72%		+0.73%
10-Year	+16.07%		+1.50%

	Distribution	30-Day Standardized Yield[5]
Share Class	Rate[4]	(with fee waiver)	(without fee waiver)
A	3.35%	2.81%	2.54%
Advisor	3.67%	3.12%	2.86%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 20 for Performance Summary footnotes.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

PERFORMANCE SUMMARY

Distributions (11/1/19–4/30/20)

Share Class	Net Investment Income
A	$0.171859
C	$0.153226
R	$0.161797
R6	$0.190085
Advisor	$0.184206

Total Annual Operating Expenses6

Share Class	With Fee Waiver	Without Fee Waiver
A	0.71%	0.96%
Advisor	0.46%	0.71%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including loss of principal. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The risks associated with higher-yielding, lower-rated securities include higher risk of default and loss of principal. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/21. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on an annualization of the sum of the respective class’s past month’s daily distributions and the maximum offering price (NAV for Advisor Class) per share on 4/30/20.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 11/1/19	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/20[1,2]	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/20[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$956.10	$3.26	$1,021.53	$3.37	0.67%
C	$1,000	$954.00	$5.20	$1,019.54	$5.37	1.07%
R	$1,000	$955.00	$4.47	$1,020.29	$4.62	0.92%
R6	$1,000	$958.20	$1.46	$1,023.37	$1.51	0.30%
Advisor	$1,000	$957.50	$2.04	$1,022.77	$2.11	0.42%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Total Return Fund

This semiannual report for Franklin Total Return Fund covers the period ended April 30, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks to provide high current income, consistent with preservation of capital. Capital appreciation over the long term is a secondary goal. The Fund invests primarily in investment-grade debt securities (including unrated securities of comparable quality) and other investments that provide exposure to such securities. The Fund currently focuses on government and corporate debt securities and mortgage- and asset-backed securities, but may invest in other securities and investments, such as floating-rate corporate loans and securities and municipal securities.

Performance Overview

The Fund’s Class A shares posted a -1.41% cumulative total return for the six months under review. In comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index posted a +4.86% total return.1 The index measures the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 25.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We seek to invest in a combination of fixed income securities, primarily from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities, across the entire fixed income opportunity set, on a relative basis. The Fund may also invest up to 20% of its total assets in noninvestment-grade debt securities. In addition, we may use derivative

Portfolio Composition*

Based on Total Net Assets as of 4/30/20

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

**Includes non-agency residential mortgage backed securities, collateralized loan obligations and consumer loan certificates.

***Rounds to less than 0.1% of total net assets.

transactions, such as currency and cross-currency forwards, futures contracts and swap agreements, to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 99.

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FRANKLIN TOTAL RETURN FUND

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What are swap agreements?

Swap agreements, such as interest rate, fixed income total return, currency, inflation index and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

What is the yield curve? A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

Manager’s Discussion

From a perspective of excess returns over Treasuries of similar duration, most fixed income sectors underperformed. As measured by Bloomberg Barclays indexes, higher quality agency mortgage sectors outperformed U.S. Treasuries while emerging market bonds, corporate credit (inclusive of high-yield and investment-grade corporate bonds, senior secured floating rate loans and collateralized loan obligations (CLOs)) and non-agency residential mortgage-backed securities (RMBS) underperformed Treasuries.

During the period, our positioning was diversified from a risk perspective and was targeted into parts of the fixed income market where we felt valuations were attractive and fundamentals remained strong. Our largest exposures were in investment-grade corporate credit, fixed-rate agency mortgage-backed securities (MBS), RMBS and CLOs.

While the Fund’s largest sector allocation was to investment-grade corporate credit, we were underweight the sector relative to the benchmark, which was a major contributor to the Fund’s performance. The Fund’s exposure to commercial mortgage-backed securities also benefited results. In contrast, the Fund’s exposure to RMBS was the largest detractor from performance relative to the benchmark. We were overweight RMBS to take advantage of the strong housing market in the U.S. In our RMBS exposures, we remain allocated to the seasoned credit risk transfer deals, which have strong principal protection but experienced outsized spread widening and negative price movement. We also had meaningful positions in Treasury Inflation-Protected Securities (TIPS), and smaller exposure to high-yield corporate credit, emerging market debt and senior secured floating rate loans, all which detracted from relative returns. In rates, our overall duration was close to neutral, but we were positioned with less U.S. duration than the benchmark, while having developed market duration in Europe, Canada, and Australia. As investors sought safety in U.S. Treasuries, foreign rates did not keep pace with the drop in U.S. yields as COVID-19 had struck Italy particularly hard. The underweight in U.S. duration detracted from performance.

Toward the latter part of the period, given the weakness in the credit markets, we found select opportunities in many higher quality sectors and added to investment-grade corporate credit as spreads widened. We also increased our exposure to TIPS, taxable municipal bonds and high-yield corporate credit, while paring our exposure to MBS, Treasuries positions, CLOs and foreign bonds.

During the period, the portfolio utilized derivatives, including credit default and currency swaps, currency forwards, Treasury futures, inflation index swaps and credit default swap options, principally as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way

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FRANKLIN TOTAL RETURN FUND

Dividend Distributions*

11/1/19–4/30/20

	Dividend per Share (cents)
Month	Class A	Class C	Class R	Class R6	Advisor Class

November	2.2441	1.9199	2.0434	2.5439	2.4561

December**	6.9761	6.6123	6.7494	7.3095	7.2103

January	2.7478	2.3950	2.5274	3.0656	2.9756

February	2.2778	1.9564	2.0848	2.5622	2.4873

March	2.6346	2.2874	2.4085	2.9485	2.8605

April	2.4321	2.1044	2.2221	2.7585	2.6400

Total	19.3125	17.2754	18.0356	21.1882	20.6298

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes additional income distributions made in order to meet excise tax requirements.

than by directly purchasing securities. In those markets where non-derivative securities are readily available, the cost difference in normal market conditions may be small.

Thank you for your continued participation in Franklin Total Return Fund. We look forward to serving your future investment needs.

Sonal Desai, Ph.D. Co-Lead Portfolio Manager

Tina Chou Co-Lead Portfolio Manager

David Yuen, CFA, FRM Co-Lead Portfolio Manager

Patrick Klein, Ph.D. Co-Lead Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

24	Semiannual Report	franklintempleton.com

FRANKLIN TOTAL RETURN FUND

Performance Summary as of April 30, 2020

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[2]	Average Annual Total Return	[3]

A4

6-Month	-1.41%		-5.14%

1-Year	+2.86%		-1.03%

5-Year	+9.25%		+1.02%

10-Year	+38.86%		+2.94%

Advisor

6-Month	-1.27%		-1.27%

1-Year	+3.11%		+3.11%

5-Year	+10.67%		+2.05%

10-Year	+42.51%		+3.61%

	Distribution Rate[5]	30-Day Standardized Yield[6]
Share Class		(with fee waiver)	(without fee waiver)

A	2.93%	2.94%	2.89%

Advisor	3.28%	3.32%	3.26%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 26 for Performance Summary footnotes.

franklintempleton.com	Semiannual Report	25

FRANKLIN TOTAL RETURN FUND

PERFORMANCE SUMMARY

Distributions (11/1/19–4/30/20)

Share Class	Net Investment Income

A	$0.193125

C	$0.172754

R	$0.180356

R6	$0.211882

Advisor	$0.206298

Total Annual Operating Expenses7

Share Class	With Fee Waiver	Without Fee Waiver

A	0.88%	0.93%

Advisor	0.63%	0.68%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including loss of principal. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The risks associated with higher-yielding, lower-rated securities include higher risk of default and loss of principal. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/21. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Distribution rate is based on an annualization of the sum of the respective class’s past month’s daily distributions and the maximum offering price (NAV for Advisor Class) per share on 4/30/20.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

26	Semiannual Report	franklintempleton.com

FRANKLIN TOTAL RETURN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 11/1/19	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/201, [2]	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/201, [2]	Net Annualized Expense Ratio[2]
A	$1,000	$985.90	$4.15	$1,020.69	$4.22	0.84%
C	$1,000	$983.80	$6.12	$1,018.70	$6.22	1.24%
R	$1,000	$984.60	$5.38	$1,019.44	$5.47	1.09%
R6	$1,000	$987.90	$2.37	$1,022.48	$2.41	0.48%
Advisor	$1,000	$987.30	$2.92	$1,021.93	$2.97	0.59%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Semiannual Report	27

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Adjustable U.S. Government Securities Fund

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
		2019		2018		2017	2016	2015

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.02	$ 8.10		$ 8.24		$ 8.40	$ 8.55	$ 8.67

Income from investment operations[a]:

Net investment income	0.060 [b]	0.140	[b]	0.088	[b]	0.026	0.025	0.019

Net realized and unrealized gains (losses)	(0.040)	0.021		(0.035)		(0.031)	(0.053)	(0.040)

Total from investment operations	0.020	0.161		0.053		(0.005)	(0.028)	(0.021)

Less distributions from:

Net investment income	(0.100)	(0.241)		(0.193)		(0.155)	(0.122)	(0.099)

Net asset value, end of period	$ 7.94	$ 8.02		$ 8.10		$ 8.24	$ 8.40	$ 8.55

Total return[c]	0.25%	2.01%		0.65%		(0.06)%	(0.32)%	(0.24)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.98%	0.95%		0.96%		0.95%	0.92%	0.91%

Expenses net of waiver and payments by affiliates	0.96%	0.94%	[e]	0.95%	[e]	0.94% [e]	0.91% [e]	0.91% [e,f]

Net investment income	1.50%	1.73%		1.07%		0.54%	0.43%	0.39%

Supplemental data

Net assets, end of period (000’s)	$435,540	$393,736		$419,055		$492,319	$667,671	$848,918

Portfolio turnover rate	13.12%	12.72%		11.39%		2.81%	11.49%	9.98%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
		2019		2018		2017	2016	2015

Class A1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.02	$ 8.09		$ 8.24		$ 8.40	$ 8.54	$ 8.67

Income from investment operations[a]:

Net investment income	0.066 [b]	0.151	[b]	0.100	[b]	0.059	0.049	0.046

Net realized and unrealized gains (losses)	(0.040)	0.031		(0.044)		(0.051)	(0.054)	(0.062)

Total from investment operations	0.026	0.182		0.056		0.008	(0.005)	(0.016)

Less distributions from:

Net investment income	(0.106)	(0.252)		(0.206)		(0.168)	(0.135)	(0.114)

Net asset value, end of period	$ 7.94	$ 8.02		$ 8.09		$ 8.24	$ 8.40	$ 8.54

Total return[c]	0.33%	2.29%		0.68%		0.10%	(0.05)%	(0.19)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.83%	0.80%		0.80%		0.79%	0.77%	0.75%

Expenses net of waiver and payments by affiliates	0.81%	0.79%	[e]	0.79%	[e]	0.78% [e]	0.76% [e]	0.75% [e,f]

Net investment income	1.65%	1.88%		1.23%		0.70%	0.58%	0.55%

Supplemental data

Net assets, end of period (000’s)	$80,220	$86,471		$100,477		$121,012	$160,469	$198,670

Portfolio turnover rate	13.12%	12.72%		11.39%		2.81%	11.49%	9.98%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	29

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Six Months Ended April 30, 2020	Year Ended October 31,
	(unaudited)	2019		2018		2017	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.02	$ 8.09		$ 8.24		$ 8.40	$ 8.54	$ 8.66

Income from investment operations[a]:

Net investment income (loss)	0.043 [b]	0.106	[b]	0.054	[b]	(0.014)	(0.011)	(0.013)

Net realized and unrealized gains (losses)	(0.039)	0.032		(0.044)		(0.024)	(0.041)	(0.043)

Total from investment operations	0.004	0.138		0.010		(0.038)	(0.052)	(0.056)

Less distributions from:

Net investment income	(0.084)	(0.208)		(0.160)		(0.122)	(0.088)	(0.064)

Net asset value, end of period	$ 7.94	$ 8.02		$ 8.09		$ 8.24	$ 8.40	$ 8.54

Total return[c]	0.05%	1.73%		0.13%		(0.45)%	(0.61)%	(0.65)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.38%	1.35%		1.36%		1.35%	1.32%	1.31%

Expenses net of waiver and payments by affiliates	1.36%	1.34%	[e]	1.35%	[e]	1.34% [e]	1.31% [e]	1.31% [e,f]

Net investment income (loss)	1.10%	1.33%		0.67%		0.14%	0.03%	(0.01)%

Supplemental data

Net assets, end of period (000’s)	$82,326	$84,685		$126,585		$189,634	$266,186	$336,254

Portfolio turnover rate	13.12%	12.72%		11.39%		2.81%	11.49%	9.98%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Six Months Ended April 30, 2020	Year Ended October 31,
	(unaudited)	2019		2018		2017	2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.03	$ 8.11		$ 8.25		$ 8.41	$ 8.55	$ 8.68

Income from investment operations[a]:

Net investment income	0.074 [b]	0.169	[b]	0.121	[b]	0.074	0.066	0.013

Net realized and unrealized gains (losses)	(0.029)	0.021		(0.037)		(0.046)	(0.053)	(0.010)

Total from investment operations	0.045	0.190		0.084		0.028	0.013	0.003

Less distributions from:

Net investment income	(0.115)	(0.270)		(0.224)		(0.188)	(0.153)	(0.133)

Net asset value, end of period	$ 7.96	$ 8.03		$ 8.11		$ 8.25	$ 8.41	$ 8.55

Total return[c]	0.56%	2.39%		1.03%		0.34%	0.15%	0.03%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.64%	0.62%		0.62%		0.58%	0.56%	0.53%

Expenses net of waiver and payments by affiliates	0.59%	0.58%	[e]	0.57%	[e]	0.55% [e]	0.55% [e]	0.53% [e,f]

Net investment income	1.87%	2.09%		1.45%		0.93%	0.79%	0.77%

Supplemental data

Net assets, end of period (000’s)	$30,189	$31,953		$36,026		$2,196	$2,374	$2,176

Portfolio turnover rate	13.12%	12.72%		11.39%		2.81%	11.49%	9.98%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	31

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Six Months Ended April 30, 2020	Year Ended October 31,
	(unaudited)	2019		2018		2017	2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.03	$ 8.10		$ 8.25		$ 8.41	$ 8.55	$ 8.68

Income from investment operations[a]:

Net investment income	0.070 [b]	0.160	[b]	0.108	[b]	0.052	0.046	0.040

Net realized and unrealized gains (losses)	(0.040)	0.031		(0.044)		(0.036)	(0.043)	(0.049)

Total from investment operations	0.030	0.191		0.064		0.016	0.003	(0.009)

Less distributions from:

Net investment income	(0.110)	(0.261)		(0.214)		(0.176)	(0.143)	(0.121)

Net asset value, end of period	$ 7.95	$ 8.03		$ 8.10		$ 8.25	$ 8.41	$ 8.55

Total return[c]	0.38%	2.39%		0.78%		0.20%	0.05%	(0.11)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.73%	0.70%		0.71%		0.70%	0.67%	0.66%

Expenses net of waiver and payments by affiliates	0.71%	0.69%	[e]	0.70%	[e]	0.69% [e]	0.66% [e]	0.66% [e,f]

Net investment income	1.75%	1.98%		1.32%		0.79%	0.68%	0.64%

Supplemental data

Net assets, end of period (000’s)	$110,039	$103,639		$112,441		$184,299	$227,599	$308,683

Portfolio turnover rate	13.12%	12.72%		11.39%		2.81%	11.49%	9.98%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

32	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2020 (unaudited)

Franklin Adjustable U.S. Government Securities Fund

		Principal Amount	Value

	Commercial Mortgage-Backed Securities 1.6%
a	GNMA, 2010-12, FD, FRN, 1.394%, 1/16/40	1,187,994	$1,191,462
a	FHLMC, 4845, QF, FRN, 1.114%, 12/15/48	10,298,235	10,210,117

	Total Commercial Mortgage-Backed Securities (Cost $11,413,572)		11,401,579

	Mortgage-Backed Securities 90.7%
b	Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 14.7%
	FHLMC, 3.361% - 3.435%, (6-month USD LIBOR +/- MBS Margin), 4/01/36 - 1/01/37	$1,158,232	1,181,549
	FHLMC, 3.529%, (12-month USD LIBOR +/- MBS Margin), 5/01/45	6,994,695	7,224,318
	FHLMC, 3.746%, (12-month USD LIBOR +/- MBS Margin), 9/01/35	4,107,724	4,218,779
	FHLMC, 3.372% - 3.781%, (12-month USD LIBOR +/- MBS Margin), 1/01/36 - 4/01/40	6,612,375	6,847,333
	FHLMC, 3.782% - 3.83%, (12-month USD LIBOR +/- MBS Margin), 12/01/35 - 8/01/37	5,814,321	6,060,126
	FHLMC, 3.841% - 3.931%, (12-month USD LIBOR +/- MBS Margin), 12/01/34 - 12/01/37	6,429,368	6,715,641
	FHLMC, 3.936%, (12-month USD LIBOR +/- MBS Margin), 9/01/37	13,097,519	13,688,954
	FHLMC, 3.938% - 4.008%, (12-month USD LIBOR +/- MBS Margin), 2/01/36 - 12/01/37	5,173,506	5,381,241
	FHLMC, 4.015% - 4.081%, (12-month USD LIBOR +/- MBS Margin), 11/01/35 - 10/01/38	7,110,116	7,373,885
	FHLMC, 3.806% - 4.16%, (US 1 Year CMT T-Note +/- MBS Margin), 4/01/34 - 4/01/37	6,809,046	7,105,714
	FHLMC, 4.174%, (12-month USD LIBOR +/- MBS Margin), 7/01/35	5,376,783	5,628,472
	FHLMC, 4.098% - 4.241%, (12-month USD LIBOR +/- MBS Margin), 9/01/36 - 11/01/41	6,930,508	7,198,455
	FHLMC, 4.325%, (12-month USD LIBOR +/- MBS Margin), 6/01/37	5,101,061	5,372,008
	FHLMC, 4.394%, (US 1 Year CMT T-Note +/- MBS Margin), 3/01/35	2,730,910	2,849,867
	FHLMC, 4.476%, (12-month USD LIBOR +/- MBS Margin), 11/01/40	3,047,778	3,194,049
	FHLMC, 4.19% - 4.625%, (US 1 Year CMT T-Note +/- MBS Margin), 8/01/33 - 6/01/37	6,896,388	7,199,837
	FHLMC, 4.687%, (12-month USD LIBOR +/- MBS Margin), 1/01/37	2,583,666	2,750,976
	FHLMC, 4.262% - 4.697%, (12-month USD LIBOR +/- MBS Margin), 8/01/34 - 11/01/37	6,468,545	6,725,634
	FHLMC, 4.944% - 5.476%, (US 1 Year CMT T-Note +/- MBS Margin), 8/01/34 - 7/01/35	1,828,660	1,936,023

			108,652,861

	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 9.0%
	FHLMC 15 Year, 2.50%, 3/01/35	22,785,333	24,004,698
	FHLMC 15 Year, 2.50%, 3/01/35	25,762,845	27,124,435
	FHLMC 15 Year, 2.50%, 4/01/35	15,000,000	15,713,470

			66,842,603

b	Federal National Mortgage Association (FNMA) Adjustable Rate 59.2%
	FNMA, 2.631%, (12-month USD LIBOR +/- MBS Margin), 3/01/46	4,252,009	4,375,850
	FNMA, 1.74% - 2.805%, (1-month USD LIBOR +/- MBS Margin), 10/01/26 - 10/01/34	311,020	313,299
	FNMA, 2.467% - 3.146%, (6-month USD LIBOR +/- MBS Margin), 6/01/21 - 3/01/38	6,771,723	6,858,010
	FNMA, 3.16% - 3.26%, (6-month USD LIBOR +/- MBS Margin), 10/01/22 - 1/01/37	7,074,586	7,187,770
	FNMA, 3.319%, (11th District COF +/- MBS Margin), 4/01/34	13,861,913	14,010,605
	FNMA, 3.354%, (6-month USD LIBOR +/- MBS Margin), 12/01/34	3,149,059	3,197,803
	FNMA, 3.26% - 3.358%, (6-month USD LIBOR +/- MBS Margin), 9/01/21 - 7/01/37	6,215,897	6,305,867
	FNMA, 2.711% - 3.372%, (12-month USD LIBOR +/- MBS Margin), 3/01/33 - 4/01/38	7,114,846	7,247,868
	FNMA, 3.374% - 3.502%, (12-month USD LIBOR +/- MBS Margin), 3/01/32 - 3/01/42	6,242,837	6,373,797
	FNMA, 3.502% - 3.537%, (12-month USD LIBOR +/- MBS Margin), 12/01/32 - 10/01/37	5,707,862	5,870,359
	FNMA, 3.537% - 3.563%, (12-month USD LIBOR +/- MBS Margin), 1/01/33 - 4/01/45	6,942,251	7,137,140
	FNMA, 3.572%, (12-month USD LIBOR +/- MBS Margin), 2/01/36	4,278,122	4,415,757
	FNMA, 3.574%, (12-month USD LIBOR +/- MBS Margin), 11/01/34	3,275,887	3,395,574

franklintempleton.com	Semiannual Report	33

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Adjustable U.S. Government Securities Fund (continued)

		Principal Amount	Value
	Mortgage-Backed Securities (continued)

b	Federal National Mortgage Association (FNMA) Adjustable Rate (continued)
	FNMA, 3.565% - 3.593%, (12-month USD LIBOR +/- MBS Margin), 11/01/32 - 11/01/38	$6,571,044	$6,731,537
	FNMA, 3.62%, (12-month USD LIBOR +/- MBS Margin), 3/01/35	5,132,872	5,336,002
	FNMA, 3.594% - 3.624%, (12-month USD LIBOR +/- MBS Margin), 12/01/32 - 4/01/44	6,583,876	6,799,551
	FNMA, 3.071% - 3.652%, (US 1 Year CMT T-Note +/- MBS Margin), 1/01/21 - 11/01/44	7,204,754	7,274,922
	FNMA, 3.624% - 3.655%, (12-month USD LIBOR +/- MBS Margin), 11/01/32 - 3/01/38	6,273,173	6,417,330
	FNMA, 3.667%, (12-month USD LIBOR +/- MBS Margin), 5/01/39	4,157,737	4,290,430
	FNMA, 3.675%, (12-month USD LIBOR +/- MBS Margin), 1/01/39	4,103,380	4,263,612
	FNMA, 3.655% - 3.699%, (12-month USD LIBOR +/- MBS Margin), 11/01/32 - 5/01/39	6,989,742	7,231,179
	FNMA, 3.699%, (12-month USD LIBOR +/- MBS Margin), 1/01/36	2,962,427	3,078,201
	FNMA, 3.699% - 3.729%, (12-month USD LIBOR +/- MBS Margin), 1/01/33 - 11/01/42	6,919,216	7,113,434
	FNMA, 3.365% - 3.74%, (6-month USD LIBOR +/- MBS Margin), 12/01/22 - 8/01/37	7,169,229	7,288,851
	FNMA, 3.729% - 3.756%, (12-month USD LIBOR +/- MBS Margin), 5/01/33 - 7/01/38	6,250,111	6,408,410
	FNMA, 3.762%, (12-month USD LIBOR +/- MBS Margin), 3/01/37	2,906,420	3,014,647
	FNMA, 3.756% - 3.802%, (12-month USD LIBOR +/- MBS Margin), 8/01/33 - 11/01/42	6,881,424	7,098,935
	FNMA, 3.803% - 3.824%, (12-month USD LIBOR +/- MBS Margin), 10/01/33 - 3/01/47	5,847,618	6,020,386
	FNMA, 3.846%, (12-month USD LIBOR +/- MBS Margin), 5/01/40	6,182,428	6,469,040
	FNMA, 3.828% - 3.848%, (12-month USD LIBOR +/- MBS Margin), 10/01/33 - 1/01/41	6,382,059	6,650,089
	FNMA, 3.85%, (12-month USD LIBOR +/- MBS Margin), 11/01/42	7,622,899	7,919,867
	FNMA, 3.86%, (12-month USD LIBOR +/- MBS Margin), 2/01/36	2,772,152	2,880,461
	FNMA, 3.849% - 3.874%, (12-month USD LIBOR +/- MBS Margin), 11/01/32 - 7/01/42	5,982,192	6,164,852
	FNMA, 3.656% - 3.875%, (US 1 Year CMT T-Note +/- MBS Margin), 7/01/21 - 4/01/38	7,222,026	7,350,844
	FNMA, 3.874% - 3.88%, (12-month USD LIBOR +/- MBS Margin), 9/01/33 - 11/01/41	6,643,459	6,905,908
	FNMA, 3.894%, (US 1 Year CMT T-Note +/- MBS Margin), 1/01/38	3,206,008	3,350,290
	FNMA, 3.881% - 3.906%, (12-month USD LIBOR +/- MBS Margin), 9/01/32 - 9/01/38	6,599,573	6,841,311
c	FNMA, 3.924%, (12-month USD LIBOR +/- MBS Margin), 8/01/44	7,962,924	8,303,440
	FNMA, 3.91% - 3.925%, (12-month USD LIBOR +/- MBS Margin), 9/01/34 - 9/01/39	6,857,667	7,104,716
	FNMA, 3.928%, (12-month USD LIBOR +/- MBS Margin), 4/01/40	7,237,219	7,538,211
	FNMA, 3.926% - 3.944%, (12-month USD LIBOR +/- MBS Margin), 3/01/35 - 9/01/38	5,501,945	5,706,738
	FNMA, 3.948%, (12-month USD LIBOR +/- MBS Margin), 11/01/34	4,095,857	4,259,005
	FNMA, 3.949%, (12-month USD LIBOR +/- MBS Margin), 2/01/36	2,981,908	3,091,234
	FNMA, 3.945% - 3.955%, (12-month USD LIBOR +/- MBS Margin), 5/01/34 - 3/01/40	6,647,456	6,917,594
c	FNMA, 3.959%, (12-month USD LIBOR +/- MBS Margin), 7/01/42	7,848,717	8,199,501
	FNMA, 3.957% - 3.963%, (12-month USD LIBOR +/- MBS Margin), 7/01/34 - 8/01/39	5,959,108	6,172,384
	FNMA, 3.963% - 3.995%, (12-month USD LIBOR +/- MBS Margin), 9/01/32 - 10/01/41	5,490,553	5,670,594
	FNMA, 4.007%, (12-month USD LIBOR +/- MBS Margin), 7/01/42	6,207,062	6,474,325
	FNMA, 3.995% - 4.01%, (12-month USD LIBOR +/- MBS Margin), 7/01/33 - 2/01/43	6,827,017	7,084,909
	FNMA, 4.01%, (12-month USD LIBOR +/- MBS Margin), 10/01/38	2,875,231	2,994,416
	FNMA, 3.875% - 4.016%, (US 1 Year CMT T-Note +/- MBS Margin), 8/01/22 - 9/01/39	7,092,192	7,321,122
	FNMA, 4.048%, (12-month USD LIBOR +/- MBS Margin), 5/01/38	3,154,209	3,288,212
	FNMA, 4.048%, (12-month USD LIBOR +/- MBS Margin), 8/01/40	2,556,229	2,658,538
	FNMA, 4.015% - 4.053%, (12-month USD LIBOR +/- MBS Margin), 5/01/33 - 3/01/41	6,956,058	7,155,133
	FNMA, 4.078%, (12-month USD LIBOR +/- MBS Margin), 9/01/42	5,335,318	5,567,308
	FNMA, 4.055% - 4.094%, (12-month USD LIBOR +/- MBS Margin), 8/01/33 - 1/01/42	6,518,861	6,708,619
	FNMA, 4.099%, (12-month USD LIBOR +/- MBS Margin), 10/01/38	5,804,061	6,048,531
	FNMA, 4.10%, (12-month USD LIBOR +/- MBS Margin), 2/01/43	6,531,436	6,817,230
	FNMA, 4.129%, (US 1 Year CMT T-Note +/- MBS Margin), 6/01/36	2,691,692	2,805,946

34	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Adjustable U.S. Government Securities Fund (continued)

		Principal Amount	Value
	Mortgage-Backed Securities (continued)
b	Federal National Mortgage Association (FNMA) Adjustable Rate (continued)
	FNMA, 4.094% - 4.136%, (12-month USD LIBOR +/- MBS Margin), 6/01/33 - 9/01/37	$6,444,381	$6,686,540
	FNMA, 4.164%, (12-month USD LIBOR +/- MBS Margin), 7/01/40	2,498,124	2,612,184
	FNMA, 4.018% - 4.183%, (US 1 Year CMT T-Note +/- MBS Margin), 11/01/20 - 12/01/40	7,206,762	7,368,056
	FNMA, 4.187%, (12-month USD LIBOR +/- MBS Margin), 3/01/41	3,554,823	3,709,191
	FNMA, 4.138% - 4.241%, (12-month USD LIBOR +/- MBS Margin), 7/01/33 - 9/01/40	6,461,158	6,639,644
	FNMA, 4.242%, (US 1 Year CMT T-Note +/- MBS Margin), 5/01/36	11,447,743	11,948,165
	FNMA, 4.245%, (12-month USD LIBOR +/- MBS Margin), 1/01/36	2,716,145	2,837,007
	FNMA, 4.287%, (12-month USD LIBOR +/- MBS Margin), 1/01/37	3,221,627	3,365,025
	FNMA, 4.243% - 4.351%, (12-month USD LIBOR +/- MBS Margin), 5/01/33 - 5/01/48	6,726,738	6,964,823
	FNMA, 4.187% - 4.47%, (US 1 Year CMT T-Note +/- MBS Margin), 8/01/21 - 1/01/40	7,215,245	7,367,796
	FNMA, 4.485%, (12-month USD LIBOR +/- MBS Margin), 6/01/35	2,419,857	2,522,961
	FNMA, 4.354% - 4.501%, (12-month USD LIBOR +/- MBS Margin), 6/01/33 - 5/01/37	7,192,883	7,381,560
	FNMA, 3.479% - 4.762%, (US 5 Year CMT T-Note +/- MBS Margin), 5/01/26 - 2/01/30	91,331	91,723
	FNMA, 3.385% - 4.985%, (US 3 Year CMT T-Note +/- MBS Margin), 6/01/21 - 1/01/35	491,061	494,760
	FNMA, 4.502% - 5.183%, (12-month USD LIBOR +/- MBS Margin), 6/01/33 - 5/01/40	4,124,436	4,202,598
	FNMA, 3.745% - 5.729%, (6-month USD LIBOR +/- MBS Margin), 11/01/23 - 6/01/38	2,608,898	2,648,514
	FNMA, 2.234% - 6.445%, (11th District COF +/- MBS Margin), 10/01/20 - 11/01/40	7,073,478	7,028,205
	FNMA, 4.478% - 6.729%, (US 1 Year CMT T-Note +/- MBS Margin), 10/01/22 - 9/01/37	5,305,109	5,360,375
	FNMA, 3.74% - 7.67%, (6-month US T-Bill +/- MBS Margin), 12/01/21 - 11/01/34	157,282	159,958

			436,866,579

	Federal National Mortgage Association (FNMA) Fixed Rate 7.7%
	FNMA 15 Year, 2.50%, 11/01/34	28,210,771	29,544,220
	FNMA 15 Year, 2.50%, 1/01/35	13,551,829	14,193,862
	FNMA 15 Year, 2.50%, 3/01/35	12,463,440	13,133,508

			56,871,590

b	Government National Mortgage Association (GNMA) Adjustable Rate 0.1%
	GNMA, 3.00% - 3.875%, (US 1 Year CMT T-Note +/- MBS Margin), 9/20/33 - 5/20/36	683,198	695,857

	Total Mortgage-Backed Securities (Cost $674,097,224)		669,929,490

	Total Investments before Short Term Investments (Cost $685,510,796)		681,331,069

		Shares

	Short Term Investments 9.0%

	Money Market Funds (Cost $36,861,475) 5.0%
d,e	Institutional Fiduciary Trust Money Market Portfolio, 0.01%	36,861,475	36,861,475

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Adjustable U.S. Government Securities Fund (continued)

		Principal Amount	Value
	Short Term Investments (continued)
	Repurchase Agreements (Cost $29,701,565) 4.0%
f	Joint Repurchase Agreement, 0.028%, 5/01/2020 (Maturity Value $29,701,588)
	BNP Paribas Securities Corp. (Maturity Value $22,743,397)
	Deutsche Bank Securities Inc. (Maturity Value $4,228,912)
	HSBC Securities (USA) Inc. (Maturity Value $2,729,279)
	Collateralized by U.S. Government Agency Securities, 4.00% - 4.50%, 11/20/48 - 4/20/50; [g]U.S. Treasury Bills, 8/13/20; and U.S. Treasury Notes, 0.17% - 2.00%, 10/31/20 - 7/31/24 (valued at $30,301,367)	29,701,565	$29,701,565

	Total Investments (Cost $752,073,836) 101.3%		747,894,109
	Other Assets, less Liabilities (1.3)%		(9,580,493)

	Net Assets 100.0%		$738,313,616

See Abbreviations on page 171.

aAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

bAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

cA portion or all of the security purchased on a delayed delivery basis. See Note 1(d).

dSee Note 3(f) regarding investments in affiliated management investment companies.

eThe rate shown is the annualized seven-day effective yield at period end.

fSee Note 1(c) regarding joint repurchase agreement.

gThe security was issued on a discount basis with no stated coupon rate.

36	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Floating Rate Daily Access Fund

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
		2019	2018	2017	2016	2015

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.18	$ 8.70	$ 8.83	$ 8.84	$ 8.61	$ 9.04

Income from investment operations[a]:

Net investment income	0.189 [b]	0.441 [b]	0.396	0.307	0.401	0.406

Net realized and unrealized gains (losses)	(0.964)	(0.515)	(0.129)	(0.011)	0.228	(0.434)

Total from investment operations	(0.775)	(0.074)	0.267	0.296	0.629	(0.028)

Less distributions from:

Net investment income	(0.195)	(0.446)	(0.397)	(0.306)	(0.399)	(0.402)

Net asset value, end of period	$ 7.21	$ 8.18	$ 8.70	$ 8.83	$ 8.84	$ 8.61

Total return[c]	(9.66)%	(0.88)%	2.97%	3.51%	7.60%	(0.37)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.96%	0.89%	0.87%	0.87%	0.88%	0.85%

Expenses net of waiver and payments by affiliates[e]	0.93%	0.86%	0.81%	0.82%	0.86%	0.84%

Net investment income	4.79%	5.21%	4.53%	3.45%	4.72%	4.55%

Supplemental data

Net assets, end of period (000’s)	$757,159	$1,049,359	$1,344,473	$1,362,220	$1,359,862	$1,553,100

Portfolio turnover rate	13.45%	23.23% [f]	58.07%	64.21%	34.10%	46.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio activity as a result of in-kind transactions.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	37

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
		2019	2018	2017	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.18	$ 8.70	$ 8.83	$ 8.84	$ 8.61	$ 9.05

Income from investment operations[a]:

Net investment income	0.174 [b]	0.407 [b]	0.364	0.271	0.366	0.369

Net realized and unrealized gains (losses)	(0.965)	(0.514)	(0.131)	(0.010)	0.229	(0.443)

Total from investment operations	(0.791)	(0.107)	0.233	0.261	0.595	(0.074)

Less distributions from:

Net investment income	(0.179)	(0.413)	(0.363)	(0.271)	(0.365)	(0.366)

Net asset value, end of period	$ 7.21	$ 8.18	$ 8.70	$ 8.83	$ 8.84	$ 8.61

Total return[c]	(9.84)%	(1.39)%	2.68%	3.11%	7.18%	(0.87)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.36%	1.29%	1.27%	1.27%	1.28%	1.25%

Expenses net of waiver and payments by affiliates[e]	1.33%	1.26%	1.21%	1.22%	1.26%	1.24%

Net investment income	4.39%	4.81%	4.13%	3.05%	4.32%	4.15%

Supplemental data

Net assets, end of period (000’s)	$203,141	$296,134	$438,480	$550,797	$551,726	$627,805

Portfolio turnover rate	13.45%	23.23% [f]	58.07%	64.21%	34.10%	46.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio activity as a result of in-kind transactions.

38	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
		2019	2018	2017	2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.19	$ 8.71	$ 8.84	$ 8.84	$ 8.60	$ 9.05

Income from investment operations[a]:

Net investment income	0.205 [b]	0.463 [b]	0.427	0.338	0.422	0.437

Net realized and unrealized gains (losses)	(0.966)	(0.508)	(0.130)	(0.002)	0.245	(0.457)

Total from investment operations	(0.761)	(0.045)	0.297	0.336	0.667	(0.020)

Less distributions from:

Net investment income	(0.209)	(0.475)	(0.427)	(0.336)	(0.427)	(0.430)

Net asset value, end of period	$ 7.22	$ 8.19	$ 8.71	$ 8.84	$ 8.84	$ 8.60

Total return[c]	(9.48)%	(0.54)%	3.43%	3.85%	7.96%	(0.16)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.68%	0.57%	0.55%	0.52%	0.53%	0.72%

Expenses net of waiver and payments by affiliates[e]	0.58%	0.53%	0.48%	0.47%	0.51%	0.51%

Net investment income	5.14%	5.54%	4.86%	3.80%	5.07%	4.88%

Supplemental data

Net assets, end of period (000’s)	$12,166	$18,764	$142,075	$130,180	$12,333	$7

Portfolio turnover rate	13.45%	23.23% [f]	58.07%	64.21%	34.10%	46.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio activity as a result of in-kind transactions.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	39

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)

	Six Months Ended April 30, 2020	Year Ended October 31,
	(unaudited)	2019	2018	2017	2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.18	$ 8.71	$ 8.84	$ 8.85	$ 8.61	$ 9.05

Income from investment operations[a]:

Net investment income	0.200 [b]	0.463 [b]	0.418	0.327	0.422	0.427

Net realized and unrealized gains (losses)	(0.965)	(0.525)	(0.129)	(0.010)	0.239	(0.443)

Total from investment operations	(0.765)	(0.062)	0.289	0.317	0.661	(0.016)

Less distributions from:

Net investment income	(0.205)	(0.468)	(0.419)	(0.327)	(0.421)	(0.424)

Net asset value, end of period	$ 7.21	$ 8.18	$ 8.71	$ 8.84	$ 8.85	$ 8.61

Total return[c]	(9.54)%	(0.74)%	3.35%	3.64%	8.00%	(0.23)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.71%	0.64%	0.62%	0.62%	0.63%	0.60%

Expenses net of waiver and payments by affiliates[e]	0.68%	0.61%	0.56%	0.57%	0.61%	0.59%

Net investment income	5.04%	5.46%	4.78%	3.70%	4.97%	4.80%

Supplemental data

Net assets, end of period (000’s)	$515,032	$858,071	$1,743,880	$1,672,724	$1,108,692	$1,405,281

Portfolio turnover rate	13.45%	23.23% [f]	58.07%	64.21%	34.10%	46.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio activity as a result of in-kind transactions.

40	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2020 (unaudited)

Franklin Floating Rate Daily Access Fund

		Country	Shares		Value

	Common Stocks 2.1%

	Diversified Support Services 0.1%
[a,b]	Remington Outdoor Co. Inc.	United States	1,808,932		$904,466

	Forest Products 1.5%
[a,b,c,d]	Appvion Operations Inc.	United States	1,219,956		22,625,485

	Oil & Gas Exploration & Production 0.5%
[a]	Samson Resources II LLC	United States	432,778		7,140,837

	Total Common Stocks (Cost $87,820,268)				30,670,788

	Management Investment Companies (Cost $67,471,245) 3.3%
	Other Diversified Financial Services 3.3%
[e]	Franklin Floating Rate Income Fund	United States	6,837,495		48,477,837

			Principal Amount	*
	Corporate Bonds (Cost $21,572,625) 1.0%

	Industrial Machinery 1.0%
[c,f]	Onsite Rental Group Operations Pty. Ltd., secured note, PIK, 6.10%, 10/26/23	Australia	$21,096,262		15,426,642

[g,h]	Senior Floating Rate Interests 81.5%

	Aerospace & Defense 1.9%
[i,j]	AI Convoy US Borrower LLC, Facility B Loan (USD), TBD, 1/15/27	United States	3,668,000		3,489,185
[f]	Alloy Finco Ltd., Term Loan B, PIK, 14.00%, 3/06/25	United States	14,427,402		7,033,358
	Doncasters U.S. Finance LLC, Term Loan B, 8.50%, (3-month USD LIBOR + 6.50%), 3/06/24	United States	12,106,986		10,381,740
[i]	Dynasty Acquisition Co. Inc.,
	Initial Term B-1 Loan, 4.95%, (3-month USD LIBOR + 3.50%), 4/04/26	United States	5,410,424		4,785,969
	Initial Term B-2 Loan (CAD), 4.95%, (3-month USD LIBOR + 3.50%), 4/04/26	United States	2,908,830		2,573,102

					28,263,354

	Air Freight & Logistics 0.7%
	XPO Logistics Inc., Refinanced Term Loan, 3.613%, (3-month USD LIBOR + 2.00%), 2/24/25	United States	10,200,000		9,919,500

	Airlines 2.0%
	Air Canada, Term Loans, 2.468%, (1-month USD LIBOR + 1.75%), 10/06/23	Canada	3,345,051		3,052,359
	Allegiant Travel Co., Class B Term Loan, 4.707%, (3-month USD LIBOR + 3.00%), 2/05/24	United States	19,622,000		15,697,600
	American Airlines Inc., 2017 Class B Term Loan, 2.814%, (3-month USD LIBOR + 2.00%), 12/14/23	United States	2,000,000		1,547,142
[i,j]	Delta Air Lines Inc., Term Loan, TBD, 4/29/23	United States	2,136,480		2,129,804
	Westjet Airlines Ltd., Initial Term Loan, 4.00%, (1-month USD LIBOR + 3.00%), 12/11/26	Canada	8,155,478		6,695,647

					29,122,552

	Alternative Carriers 0.5%
	Lineage Logistics LLC, Term Loans, 4.00%, (1-month USD LIBOR + 3.00%), 2/27/25	United States	2,294,148		2,223,531
	Zayo Group Holdings Inc (Front Range BidCo), Initial Dollar Term Loan, 3.404%, (1-month USD LIBOR + 3.00%), 3/09/27	United States	5,899,900		5,558,815

					7,782,346

franklintempleton.com	Semiannual Report	41

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

		Country	Principal Amount	*	Value

[g,h]	Senior Floating Rate Interests (continued)

	Aluminum 0.1%
	Arconic Corp., Initial Term Loans, 3.24%, (1-month USD LIBOR + 2.75%), 2/04/27	United States	$2,098,000		$2,087,510

	Apparel Retail 0.2%
	Ascena Retail Group, Inc.,
	Tranche B Term Loan, 5.25%, (1-month USD LIBOR + 4.50%), 8/21/22	United States	6,954,574		1,647,364
	Tranche B Term Loan, 6.00%, (3-month USD LIBOR + 4.50%), 8/21/22	United States	7,039,055		1,667,376

					3,314,740

	Apparel, Accessories & Luxury Goods 0.2%
	Champ Acquisition Corp., Initial Term Loan, 6.572%, (3-month USD LIBOR + 5.50%), 12/21/25	United States	3,080,280		2,764,551

	Application Software 0.1%
	Ceridian HCM Holding Inc., Initial Term Loans, 2.637%, (1-week USD LIBOR + 2.50%), 4/30/25	United States	1,895,190		1,798,061

	Asset Management & Custody Banks 0.7%
	Russell Investments US Institutional Holdco Inc., Term Loan B, 3.822%, (3-month USD LIBOR + 2.75%), 6/01/23	United States	10,512,434		9,681,952

	Auto Parts & Equipment 2.6%
	Adient U.S. LLC, Initial Term Loans, 5.45% - 5.742%, (3-month USD LIBOR + 4.00%), 5/06/24	United States	11,427,076		10,373,637
	Clarios Global LP (Power Solutions), Initial Dollar Term Loan, 3.904%, (1-month USD LIBOR + 3.50%), 4/30/26	United States	13,231,909		12,024,497
	TI Group Automotive Systems LLC, Initial US Term Loan, 3.25%, (1-month USD LIBOR + 2.50%), 6/30/22	United States	17,286,480		16,119,643

					38,517,777

	Automobile Manufacturers 0.7%
	Thor Industries Inc., Initial USD Term Loans, 4.625% - 4.75%, (1-month USD LIBOR + 3.75%), 2/01/26	United States	10,561,601		9,721,077

	Automotive Retail 0.2%
	Wand NewCo.3 Inc. (Caliber Collision), Initial Term Loan, 4.072%, (3-month USD LIBOR + 3.00%), 2/05/26	United States	3,473,794		3,145,955

	Broadcasting 5.4%
	Diamond Sports Group LLC, Term Loan, 3.82%, (1-month USD LIBOR + 3.25%), 8/24/26	United States	18,630,216		15,288,421
	Gray Television Inc., Term B-2 Loan, 3.243%, (1-month USD LIBOR + 2.25%), 2/07/24	United States	26,687,491		25,561,599
	Mission Broadcasting Inc., Term B-3 Loan, 3.235%, (1-month USD LIBOR + 2.25%), 1/17/24	United States	2,050,625		1,938,866
	Nexstar Broadcasting Inc.,
	Term B-3 Loan, 2.654%, (1-month USD LIBOR + 2.25%), 10/26/25	United States	7,971,063		7,536,640
	Term B-4 Loan, 3.735%, (1-month USD LIBOR + 2.75%), 9/19/26	United States	1,599,473		1,509,903
	Sinclair Television Group Inc., Tranche B Term Loans, 2.66%, (1-month USD LIBOR + 2.25%), 1/03/24	United States	29,962,331		28,108,412

					79,943,841

	Building Products 1.1%
	Resideo Funding Inc., Tranche A Term Loan, 3.71%, (3-month USD LIBOR + 2.25%), 10/25/23	United States	16,312,500		16,230,938

42	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

		Country	Principal Amount	*	Value

[g,h]	Senior Floating Rate Interests (continued)

	Cable & Satellite 2.9%
	Charter Communications Operating LLC (CCO Safari III LLC), Term B-2 Loan, 2.16%, (1-month USD LIBOR + 1.75%), 2/01/27	United States	$4,906,564		$4,737,465
	CSC Holdings LLC, March 2017 Incremental Term Loans, 3.064%, (1-month USD LIBOR + 2.25%), 7/17/25	United States	36,129,940		34,702,807
	WideOpenWest Finance LLC, Term B Loan, 4.25%, (1-month USD LIBOR + 3.25%), 8/19/23	United States	3,910,974		3,671,426

					43,111,698

	Casinos & Gaming 3.7%
	Aristocrat Technologies Inc., Term B-3 Loans, 2.859%, (3-month USD LIBOR + 1.75%), 10/19/24	United States	3,940,069		3,756,198
	Boyd Gaming Corp.,
	Refinancing Term B Loans, 2.387%, (1-week USD LIBOR + 2.25%), 9/15/23	United States	9,727,379		9,149,816
	Term A Loan, 2.137%, (1-week USD LIBOR + 2.00%), 9/15/21	United States	4,159,948		4,055,949
	Caesars Resort Collection LLC, Term B Loans, 3.154%, (1-month USD LIBOR + 2.75%), 12/22/24	United States	16,419,861		13,881,630
	Eldorado Resorts Inc., Initial Term Loan, 3.25%, (3-month USD LIBOR + 2.25%), 4/17/24	United States	8,108,851		7,762,538
	Stars Group Holdings BV, Stars Group (US), USD Term Loan, 4.95%, (3-month USD LIBOR + 3.50%), 7/10/25	United States	9,519,281		9,433,017
	Station Casinos LLC, Term B-1 Facility Loans, 2.66%, (1-month USD LIBOR + 2.25%), 2/07/27	United States	7,735,949		6,895,740

					54,934,888

	Commodity Chemicals 0.9%
[i]	Cyanco Intermediate Corp., Initial Term Loans, 3.904%, (1-month USD LIBOR + 3.50%), 3/16/25	United States	4,007,294		3,794,407
	Univar Solutions USA Inc., first lien, Term B-5 Loans, 3.45%, (3-month USD LIBOR + 2.00%), 7/01/26	United States	1,144,995		1,100,149
	Univar USA Inc., Term B-3 Loans, 3.70%, (3-month USD LIBOR + 2.25%), 7/01/24	United States	8,306,001		8,056,821

					12,951,377

	Communications Equipment 0.9%
	CommScope Inc., Initial Term Loans, 3.654%, (1-month USD LIBOR + 3.25%), 4/04/26	United States	13,949,331		13,248,377

	Construction & Engineering 0.9%
	Strike, LLC,
	Term Loan, 9.45%, (3-month USD LIBOR + 8.00%), 11/30/22	United States	245,065		208,305
	Term Loan, 9.072%, (6-month USD LIBOR + 8.00%), 11/30/22	United States	16,174,286		13,748,143

					13,956,448

	Consumer Finance 0.1%
	Realogy Group LLC, Initial Term A Loan, 3.243%, (1-month USD LIBOR + 2.25%), 2/08/23	United States	947,533		846,462

	Data Processing & Outsourced Services 0.7%
	Neustar, Inc.,
	TLB5, 5.572%, (1-month USD LIBOR + 4.50%), 8/08/24	United States	8,179,597		6,717,493
	TLB5, 5.95%, (3-month USD LIBOR + 4.50%), 8/08/24	United States	20,708		17,007
	WEX Inc., Term B-3 Loan, 2.654%, (1-month USD LIBOR + 2.25%), 5/17/26	United States	4,090,415		3,876,944

					10,611,444

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

		Country	Principal Amount	*	Value

[g,h]	Senior Floating Rate Interests (continued)

	Diversified Support Services 1.2%
	Ventia Pty. Ltd., Term B Loans, 4.95%, (3-month USD LIBOR + 3.50%), 5/21/26	Australia	$18,906,520		$17,393,998

	Electric Utilities 0.4%
	EFS Cogen Holdings I LLC (Linden),
	Term B Advance, 4.25%, (1-month USD LIBOR + 3.25%), 6/28/23	United States	1,587,062		1,537,219
	Term B Advance, 4.71%, (3-month USD LIBOR + 3.25%), 6/28/23	United States	3,825,479		3,705,336
	Vistra Operations Company LLC, 2018 Incremental Term Loans, 2.154% - 2.501%, (1-month USD LIBOR + 1.75%), 12/31/25	United States	704,937		685,331

					5,927,886

	Environmental & Facilities Services 0.6%
	Harsco Corp., Term Loan B-2, 2.688%, (1-month USD LIBOR + 2.25%), 12/10/24	United States	8,514,574		8,301,710

	Food Distributors 0.3%
	Nutraceutical International Corp., Term Loans, 4.25%, (1-month USD LIBOR + 3.25%), 8/22/23	United States	4,992,982		4,375,100

	Food Retail 1.6%
	BI-LO LLC (Southeastern Grocers), FILO Loan (ABL), 6.863%, (3-month USD LIBOR + 5.25%), 5/31/22	United States	23,968,750		22,650,469
	Whatabrands LLC (Whataburger), 2020 Refinancing Term Loans, 3.732%, (1-month USD LIBOR + 2.75%), 8/02/26	United States	1,280,984		1,191,315

					23,841,784

	Forest Products 1.9%
[b]	Appvion Operations Inc.,
	Term Loan, 7.00%, (3-month USD LIBOR + 6.00%), 6/15/26	United States	28,988,125		28,408,362
	Term Loan, 8.25%, (Prime + 5.00%), 6/15/26	United States	120,820		118,404

					28,526,766

	General Merchandise Stores 2.1%
[f]	99 Cents Only Stores, First Lien Term Loan, PIK, 7.572% - 8.09%, (6-month USD LIBOR + 6.50%), 1/13/22	United States	39,856,807		29,504,002
[i]	BJ’s Wholesale Club Inc., Tranche B Term Loans, 2/03/24	United States	2,000,000		1,952,500

					31,456,502

	Health Care Distributors 0.1%
	Mallinckrodt International Finance SA & Mallinckrodt CB LLC, 2017 Term B Loans, 4.20%, (3-month USD LIBOR + 2.75%), 9/24/24	Luxembourg	2,155,191		1,537,882

	Health Care Facilities 0.0%†
	US Anesthesia Partners Inc., First Lien Term Loan, 4.00%, (3-month USD LIBOR + 3.00%), 6/23/24	United States	797,949		686,236

	Health Care Services 2.4%
	Air Medical Group Holdings Inc., 2018 New Term Loans, 5.863%, (3-month USD LIBOR + 4.25%), 3/14/25	United States	4,814,596		4,337,147
	Catalent Pharma Solutions Inc., Dollar Term B-2 Loan, 3.25%, (1-month USD LIBOR + 2.25%), 5/17/26	United States	8,003,733		7,903,686
	DaVita Inc., Tranche B-1 Term Loan, 2.154%, (1-month USD LIBOR + 1.75%), 8/12/26	United States	7,003,959		6,840,899
[i]	Gentiva Health Services Inc., Term B Loans, 3.688%, (1-month USD LIBOR + 3.25%), 7/02/25	United States	6,500,000		6,158,750

44	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

		Country	Principal Amount*	Value

[g,h]	Senior Floating Rate Interests (continued)

	Health Care Services (continued)
	National Mentor Holdings Inc.,
	Initial Term C Loans, 5.71%, (3-month USD LIBOR + 4.25%), 3/08/26	United States	$506,281	$483,499
	Initial Term Loans, 4.66%, (1-month USD LIBOR + 4.25%), 3/08/26	United States	7,999,245	7,639,279
	Initial Term Loans, 5.71%, (3-month USD LIBOR + 4.25%), 3/08/26	United States	3,148,372	3,006,695

				36,369,955

	Health Care Technology 1.3%
[i,j]	Change Healthcare Holdings LLC, Closing Date Term Loan, TBD, 3/01/24	United States	2,000,000	1,935,416
[i]	Inovalon Holdings Inc., Refinancing Date Term Loans, FRN, 3.875%, (1-month USD LIBOR + 3.00%), 4/02/25	United States	295,066	286,952
	IQVIA Inc.,
	Term B-1 Dollar Loans, 2.50%, (1-month USD LIBOR + 1.75%), 3/07/24	United States	8,470,833	8,187,060
	Term B-3 Dollar Loans, 3.20%, (3-month USD LIBOR + 1.75%), 6/11/25	United States	8,646,000	8,352,036

				18,761,464

	Household Products 0.1%
	Reynolds Consumer Products LLC, Initial Term Loans, 2.154%, (1-month USD LIBOR + 1.75%), 2/04/27	United States	1,629,333	1,573,470

	Industrial Machinery 3.5%
	Altra Industrial Motion Corp., Term Loan, 2.404%, (1-month USD LIBOR + 2.00%), 10/01/25	United States	9,753,089	9,277,625
	Navistar Inc., Tranche B Term Loan, 4.22%, (1-month USD LIBOR + 3.50%), 11/06/24	United States	32,283,929	29,485,978
	Onsite Rental Group Operations Pty. Ltd., Term Loan, 5.50%, (1-month USD LIBOR + 4.50%), 10/25/22	Australia	15,430,072	12,729,810

				51,493,413

	Insurance Brokers 0.5%
[i]	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issue, Initial Term Loan, 3.154%, (1-month USD LIBOR + 2.75%), 5/10/25	United States	8,342,589	7,839,431

	Integrated Telecommunication Services 1.6%
	Aventiv Technologies LLC,
	Initial Term Loan, 5.50%, (2-month USD LIBOR + 4.50%), 11/01/24	United States	22,727	19,091
	Initial Term Loan, 5.50%, (3-month USD LIBOR + 4.50%), 11/01/24	United States	8,863,636	7,445,454
	Global Tel*Link Corp.,
	First Lien Term Loan, 5.70%, (3-month USD LIBOR + 4.25%), 11/29/25	United States	11,511,930	10,092,923
	Second Lien Term Loan, 9.70%, (3-month USD LIBOR + 8.25%), 11/29/26	United States	7,895,150	6,381,910

				23,939,378

	Internet Services & Infrastructure 2.4%
	Informatica LLC, Dollar 2020 Term Loan, 3.654%, (1-month USD LIBOR + 3.25%), 2/25/27	United States	5,370,000	5,067,937
	LegalZoom.com Inc., 2018 Term Loans, 4.904%, (1-month USD LIBOR + 4.50%), 11/21/24	United States	8,334,940	7,772,331
	TIBCO Software Inc., Term B-3 Loans, 4.16%, (1-month USD LIBOR + 3.75%), 7/31/26	United States	19,745,148	18,622,143
[i]	Verscend Holding Corp., Term B Loans, 4.904%, (1-month USD LIBOR + 4.50%), 7/27/25	United States	4,391,139	4,162,664

				35,625,075

franklintempleton.com	Semiannual Report	45

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

		Country	Principal Amount*	Value

[g,h]	Senior Floating Rate Interests (continued)

	Leisure Facilities 1.2%
	24 Hour Fitness Worldwide Inc., Term Loan, 4.95%, (3-month USD LIBOR + 3.50%), 5/30/25	United States	$25,531,904	$6,969,418
	Equinox Holdings Inc., Term B-1 Loans, 4.072%, (1-month USD LIBOR + 3.00%), 3/08/24	United States	5,183,208	4,141,705
	NASCAR Holdings Inc., Initial Term Loans, 3.375%, (1-month USD LIBOR + 2.75%), 10/18/26	United States	7,588,595	7,129,895

				18,241,018

	Leisure Products 0.6%

	Playtika Holding Corp., Term B Loans, 7.072%, (3-month USD LIBOR + 6.00%), 12/10/24	United States	9,239,050	9,181,306

	Life & Health Insurance 0.3%
[i]	AssuredPartners Inc., 2020 February Refinancing Term Loans, 3.904%, (1-month USD LIBOR + 3.50%), 2/13/27	United States	5,290,500	4,981,006

	Life Sciences Tools & Services 0.3%
	Syneos Health Inc. (INC Research LLC), Initial Term B Loans, 2.154%, (1-month USD LIBOR + 1.75%), 8/01/24	United States	5,153,637	5,024,796

	Managed Health Care 0.3%
	Phoenix Guarantor Inc., Tranche B-1 Term Loan, 4.079%, (1-month USD LIBOR + 3.25%), 3/05/26	United States	4,939,027	4,642,686

	Metal & Glass Containers 0.2%
[i,j]	Mauser Packaging Solutions Holding Co., Initial Term Loan, TBD, 4/03/24	United States	3,900,000	3,383,250

	Movies & Entertainment 1.4%
[i,j]	Banijay Group US Holding Inc., Facility B (USD) Loan, TBD, 2/03/25	France	4,259,000	3,950,222
	Lions Gate Capital Holdings LLC, Term A Loan, 2.154%, (1-month USD LIBOR + 1.75%), 3/22/23	Canada	17,571,904	16,561,520

				20,511,742

	Office Services & Supplies 0.7%
	Intrado Corp., Term B Loans, 5.45%, (3-month USD LIBOR + 4.00%), 10/10/24	United States	4,819,123	3,799,580
	Pitney Bowes Inc., Incremental Tranche Term B Loans, 5.91%, (1-month USD LIBOR + 5.50%), 1/07/25	United States	7,001,118	6,067,638

				9,867,218

	Oil & Gas Exploration & Production 1.8%
[k]	Fieldwood Energy LLC, Closing Date Loans, 6.25%, (3-month USD LIBOR + 5.25%), 4/11/22	United States	74,275,433	18,940,235
	Utex Industries Inc.,
	Initial Term Loan (First Lien), 5.311%, (3-month USD LIBOR + 4.00%), 5/21/21	United States	30,608,607	8,468,392
	Second Lien Initial Term Loan, 8.561%, (3-month USD LIBOR + 7.25%), 5/20/22	United States	253,504	35,068

				27,443,695

	Oil & Gas Storage & Transportation 0.4%
	Centurion Pipeline Co. LLC, Initial Term Loans, 3.654%, (1-month USD LIBOR + 3.25%), 9/28/25	United States	6,420,877	5,666,424

46	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

		Country	Principal Amount	*	Value

[g,h]	Senior Floating Rate Interests (continued)

	Other Diversified Financial Services 1.2%
	Asurion LLC,
	AM No. 14 Replacement B-4 Term Loans, 4.00%, (1-month USD LIBOR + 3.00%), 8/04/22	United States	$6,528,119		$6,314,324
	Replacement B-6 Term Loans, 3.404%, (1-month USD LIBOR + 3.00%), 11/03/23	United States	9,185,169		8,813,932
	Second Lien Replacement B-2 Term Loans, 6.904%, (1-month USD LIBOR + 6.50%), 8/04/25	United States	169,003		163,017
	Maverick Purchaser Sub LLC, Initial Term Loans, 4.404%, (1-month USD LIBOR + 4.00%), 1/31/27	United States	2,700,000		2,603,812

					17,895,085

	Packaged Foods & Meats 4.4%
	B&G Foods Inc., Tranche B-4 Term Loan, 2.904%, (1-month USD LIBOR + 2.50%), 10/10/26	United States	1,989,697		1,940,369
	CSM Bakery Supplies LLC,
	Second Lien Term Loan, 9.10%, (3-month USD LIBOR + 7.75%), 7/03/21	United States	15,995,244		12,263,026
	Term Loans, 5.35%, (3-month USD LIBOR + 4.00%), 7/03/20	United States	21,563,389		18,760,148
	JBS USA Lux SA, New Term Loans, 3.072%, (3-month USD LIBOR + 2.00%), 5/01/26	United States	33,479,555		32,490,870

					65,454,413

	Paper Packaging 2.7%
	Berry Global Inc.,
	Term W Loans, 2.829%, (1-month USD LIBOR + 2.00%), 10/01/22	United States	13,400,204		13,118,236
	Term Y Loans, 2.829%, (1-month USD LIBOR + 2.00%), 7/01/26	United States	21,649,328		21,377,775
	Reynolds Group Holdings Inc., U.S. Term Loans, 3.154%, (1-month USD LIBOR + 2.75%), 2/05/23	United States	6,090,888		5,831,484

					40,327,495

	Personal Products 4.5%
[c]	FGI Operating Co. LLC (Freedom Group),
	[f] Term Loan, PIK, 12.00%, (3-month USD LIBOR + 10.00%), 5/15/22	United States	49,349,194		43,109,853
	Term Loan FILO, 9.50%, (3-month USD LIBOR + 7.50%), 5/15/21	United States	13,405,115		13,345,062
	Knowlton Development Corp., Initial Term Loan, 4.154%, (1-month USD LIBOR + 3.75%), 12/21/25	United States	2,995,727		2,703,644
	Sunshine Luxembourg VII SARL (Nestle Skin Health), Facility B1 Commitments, 5.322%, (6-month USD LIBOR + 4.25%), 9/25/26	Luxembourg	7,820,400		7,198,029

					66,356,588

	Pharmaceuticals 4.0%
[e]	Research Technology Inc., Initial Term Loan, 5.50%, (1-month USD LIBOR + 4.50%), 2/04/27	United States	4,709,586		4,467,485
	Grifols Worldwide Operations USA Inc., Dollar Tranche B Term Loan, 2.137%, (1-week USD LIBOR + 2.00%), 11/15/27	United States	14,452,951		14,280,037
	Horizon Pharma Inc., Seventh Amendment Refinancing Term Loans, 3.25%, (1-month USD LIBOR + 2.25%), 5/22/26	United States	18,951,094		18,587,859
	Valeant Pharmaceuticals International, Initial Term Loans, 3.718%, (1-month USD LIBOR + 3.00%), 6/02/25	United States	22,514,785		21,829,952

					59,165,333

franklintempleton.com	Semiannual Report	47

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

		Country	Principal Amount	*	Value

[g,h]	Senior Floating Rate Interests (continued)

	Railroads 0.1%
	Genesee & Wyoming Inc., Initial Term Loan, 3.45%, (3-month USD LIBOR + 2.00%), 12/30/26	United States	$1,871,747		$1,830,217

	Real Estate Services 0.1%
	Cushman & Wakefield U.S. Borrower LLC, Replacement Term Loan, 3.154%, (1-month USD LIBOR + 2.75%), 8/21/25	United States	2,000,000		1,862,142

	Research & Consulting Services 0.2%
	Nielsen Finance LLC (VNU Inc.), Class B-4 Term Loans, 2.864%, (1-month USD LIBOR + 2.00%), 10/04/23	United States	3,258,015		3,158,239

	Restaurants 0.2%
	1011778 B.C. ULC, Term B-4 Loan, 2.154%, (1-month USD LIBOR + 1.75%), 11/19/26	Canada	3,000,000		2,836,251
[j,k]	NPC International Inc., Second Lien Initial Term Loan, TBD, 4/20/25	United States	8,228,426		215,996

					3,052,247

	Specialized Finance 0.1%
[i]	First Eagle Holdings Inc., Initial Term Loan, 3.95%, (3-month USD LIBOR + 2.50%), 2/01/27	United States	1,333,333		1,243,333

	Specialty Chemicals 0.5%
	Axalta Coating Systems U.S. Holdings Inc. (DuPont Performance Coatings), Term B-3 Dollar Loan, 3.20%, (3-month USD LIBOR + 1.75%), 6/01/24	United States	8,062,106		7,872,646
	Oxbow Carbon LLC, Tranche B Term Loan, 4.154%, (1-month USD LIBOR + 3.75%), 1/04/23	United States	48,337		43,745

					7,916,391

	Specialty Stores 4.0%
	General Nutrition Centers Inc., FILO Term Loan (ABL), 7.41%, (1-month USD LIBOR + 7.00%), 12/31/22	United States	7,778,686		6,973,040
[i]	General Nutrition Centers, Inc.,
	Tranche B-2 Term Loans, 9.50%, (1-month USD LIBOR + 8.75%), 3/04/21	United States	20,222,144		14,269,251
	Tranche B-2 Term Loans, 10.37%, (3-month USD LIBOR + 8.75%), 3/04/21	United States	27,251,801		19,229,552
	Harbor Freight Tools USA Inc., Refinancing Loans, 3.25%, (1-month USD LIBOR + 2.50%), 8/19/23	United States	2,420,352		2,305,385
	Jo-Ann Stores Inc., Initial Loans, 6.00%, (3-month USD LIBOR + 5.00%), 10/23/23	United States	6,594,024		2,103,494
	Michaels Stores, Inc.,
	2018 New Replacement Term B Loan, 3.50%, (1-month USD LIBOR + 2.50%), 1/28/23	United States	4,238,524		3,496,782
	2018 New Replacement Term B Loan, 3.558% - 3.568%, (3-month USD LIBOR + 2.50%), 1/28/23	United States	4,985,882		4,113,353
	PetSmart Inc., Amended Loan, 5.00%, (6-month USD LIBOR + 4.00%), 3/11/22	United States	4,249,319		4,134,587
	Staples Inc., 2019 Refinancing Term B-1 Loans, 6.016%, (1-month USD LIBOR + 5.00%), 4/12/26	United States	3,994,325		3,210,438

					59,835,882

	Systems Software 4.2%
	Athenahealth Inc (VVC Holding Corp.), Term B Loans, 5.284%, (3-month USD LIBOR + 4.50%), 2/11/26	United States	4,244,332		3,963,145
	DCert Buyer Inc., Initial Term Loans, 4.404%, (1-month USD LIBOR + 4.00%), 10/16/26	United States	7,862,169		7,462,511
[i]	Finastra USA Inc., Dollar Term Loan, 4.50%, (3-month USD LIBOR + 3.50%), 6/13/24	United States	9,828,939		8,592,134

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

		Country	Principal Amount	*	Value

[g,h]	Senior Floating Rate Interests (continued)

	Systems Software (continued)
	Go Daddy Operating Co. LLC, Tranche B-2 Term Loan, 2.154%, (1-month USD LIBOR + 1.75%), 2/15/24	United States	$8,869,335		$8,629,127
	Hyland Software Inc., Term Loans, 4.00%, (1-month USD LIBOR + 3.25%), 7/01/24	United States	5,013,538		4,831,170
[i]	Idera Inc., Initial Term Loans, 5.08%, (3-month USD LIBOR + 4.00%), 6/29/24	United States	4,122,727		3,731,068
	Infor (U.S.) Inc. (Lawson), Tranche B-6 Term Loan, 3.75%, (1-month USD LIBOR + 2.75%), 2/01/22	United States	4,877,429		4,808,331
	Perforce Software Inc., New Term Loan, 4.154%, (1-month USD LIBOR + 3.75%), 7/08/26	United States	5,685,251		5,287,284
	Quest Software US Holdings Inc., Term Loan B, 5.01%, (3-month USD LIBOR + 4.25%), 5/18/25	United States	1,920,252		1,771,433
	Surf Holdings LLC (Sophos), Dollar Tranche Term Loan, 4.814%, (3-month USD LIBOR + 3.50%), 3/05/27	United States	5,788,380		5,339,780
	Vertafore Inc., Initial Term Loans, 3.654%, (1-month USD LIBOR + 3.25%), 7/02/25	United States	2,992,424		2,765,655
[i]	Waystar (Navicure Inc), Initial Term Loans, 4.404%, (1-month USD LIBOR + 4.00%), 10/22/26	United States	5,500,000		5,170,000

					62,351,638

	Trucking 1.4%
	Avis Budget Car Rental LLC, Tranche B Term Loans, 2.66%, (1-month USD LIBOR + 2.25%), 8/06/27	United States	18,972,535		13,242,829
	Hertz Corp., Tranche B-1 Term Loan, 3.51%, (3-month USD LIBOR + 2.75%), 6/30/23	United States	6,379,526		4,019,102
[i]	The Kenan Advantage Group Inc., Initial Canadian Term Loan, 4.00%, (1-month USD LIBOR + 3.00%), 7/29/22	United States	701,310		588,516
[i]	Kenan Advantage Group Inc., Initial U.S. Term Loans, 4.00%, (1-month USD LIBOR + 3.00%), 7/31/22	United States	2,949,142		2,474,822

					20,325,269

	Wireless Telecommunication Services 0.2%
[i,j]	T-Mobile USA Inc., Term Loan B, TBD, 4/01/27	United States	3,531,733		3,513,742

	Total Senior Floating Rate Interests (Cost $1,448,360,024)				1,212,836,053

	Asset-Backed Securities 5.4%

	Other Diversified Financial Services 5.4%
[l,m]	Alinea CLO Ltd., 2018-1A, C, 144A, FRN, 3.035%, (3-month USD LIBOR + 1.90%), 7/20/31	United States	7,000,000		6,352,288
[l,n]	Atrium XIV LLC, 14A, B, 144A, FRN, 2.876%, 8/23/30	United States	6,300,000		5,922,027
[l,n]	BlueMountain CLO XXII Ltd., 2018-1A, B, 144A, FRN, 2.46%, 7/30/30	United States	10,330,510		9,579,265
[l,n]	Dryden 40 Senior Loan Fund, 2015-40A, CR, 144A, FRN, 3.792%, 8/15/31	United States	2,000,000		1,809,799
[l,n]	Dryden 70 CLO Ltd., 2018-70A, B, 144A, FRN, 2.876%, 1/16/32	United States	5,880,435		5,552,688
[l]	Emerson Park CLO Ltd., 2013-1A, C2R, 144A, 4.055%, 7/15/25	United States	2,519,731		2,519,030
[l,n]	Galaxy XXV CLO Ltd.,
	2018-25A, B, 144A, FRN, 2.641%, 10/25/31	United States	4,000,000		3,753,337
	2018-25A, C, 144A, FRN, 2.991%, 10/25/31	United States	500,000		448,826

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

		Country	Principal Amount*		Value

	Asset-Backed Securities (continued)

	Other Diversified Financial Services (continued)
[l,n]	LCM XVI LP, 2016A, BR2, 144A, FRN, 2.969%, 10/15/31	United States	$6,399,083		$5,934,287
[l,m]	LCM XXIV Ltd., 24A, A, 144A, FRN, 2.445%, (3-month USD LIBOR + 1.31%), 3/20/30	United States	17,000,000		16,557,921
[l,m]	Madison Park Funding XI Ltd., 2013-11, CR, 144A, FRN, 3.243%, (3-month USD LIBOR + 2.20%), 7/23/29	United States	2,040,000		1,882,955
[l,n]	Octagon Investment Partners 38, 2018-1A, A3A, 144A, FRN, 2.805%, 7/20/30	United States	3,484,000		3,285,053
[l,n]	Voya CLO Ltd.,
	2018-4A, B, 144A, FRN, 3.069%, 1/15/32	United States	14,285,714		13,635,813
	2018-4A, C1, 144A, FRN, 3.769%, 1/15/32	United States	3,000,000		2,781,652

	Total Asset-Backed Securities (Cost $84,744,246)				80,014,941

			Shares/ Units

	Escrows and Litigation Trusts 0.0%
[a,c]	Millennium Corporate Claim Trust, Escrow Account	United States	13,585,836		—
[a,c]	Millennium Lender Claim Trust, Escrow Account	United States	13,585,837		—
[a,b,c,d]	Remington Outdoor Co. Inc., Litigation Units	United States	170,300		—

	Total Escrows and Litigation Trusts (Cost $—)				—

	Total Investments before Short Term Investments (Cost $1,709,968,408)				1,387,426,261

			Shares

	Short Term Investments 7.2%

	Money Market Funds (Cost $89,457,226) 6.0%
[e,o]	Institutional Fiduciary Trust Money Market Portfolio, 0.01%	United States	89,457,226		89,457,226

			Principal Amount	*

	Repurchase Agreements (Cost $18,286,788) 1.2%
[p]	Joint Repurchase Agreement, 0.028%, 5/01/2020 (Maturity Value $18,286,802)
	BNP Paribas Securities Corp. (Maturity Value $14,002,753)
	Deutsche Bank Securities Inc. (Maturity Value $2,603,675)
	HSBC Securities (USA) Inc. (Maturity Value $1,680,374)
	Collateralized by U.S. Government Agency Securities, 4.00% - 4.50%, 11/20/48 -4/20/50; [q]U.S. Treasury Bills, 8/13/20; and U.S. Treasury Notes, 0.17% - 2.00%, 10/31/20 - 7/31/24 (valued at $18,656,077)	United States	$18,286,788		18,286,788

	Total Investments (Cost $1,817,712,422) 100.5%				1,495,170,275
	Other Assets, less Liabilities (0.5)%				(7,673,308)

	Net Assets 100.0%				$1,487,496,967

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

See Abbreviations on page 171.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 11 regarding holdings of 5% voting securities.

cFair valued using significant unobservable inputs. See Note 14 regarding fair value measurements.

dSee Note 9 regarding restricted securities.

eSee Note 3(f) regarding investments in affiliated management investment companies.

fIncome may be received in additional securities and/or cash.

gThe coupon rate shown represents the rate at period end.

hSee Note 1(j) regarding senior floating rate interests.

iA portion or all of the security purchased on a delayed delivery basis. See Note 1(d).

jA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

kSee Note 7 regarding defaulted securities.

lSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At April 30, 2020, the aggregate value of these securities was $80,014,941, representing 5.4% of net assets.

mThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

nAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

oThe rate shown is the annualized seven-day effective yield at period end.

pSee Note 1(c) regarding joint repurchase agreement.

qThe security was issued on a discount basis with no stated coupon rate.

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FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Low Duration Total Return Fund

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
		2019		2018	2017	2016		2015

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.65	$ 9.60		$ 9.84	$ 9.89	$ 9.91		$ 10.11

Income from investment operations[a]:

Net investment income	0.125 [b]	0.290		0.237	0.170	0.151		0.134

Net realized and unrealized gains (losses)	(0.543)	0.068		(0.185)	(0.023)	0.031		(0.135)

Total from investment operations	(0.418)	0.358		0.052	0.147	0.182		(0.001)

Less distributions from:

Net investment income and net foreign currency gains	(0.172)	(0.308)		(0.292)	(0.197)	(0.202)		(0.199)

Net asset value, end of period	$ 9.06	$ 9.65		$ 9.60	$ 9.84	$ 9.89		$ 9.91

Total return[c]	(4.39)%	3.78%		0.54%	1.50%	1.88%		(0.02)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.93%	0.94%		0.96%	0.96%	0.95%		0.96%

Expenses net of waiver and payments by affiliates[e]	0.67%	0.68%		0.72%	0.80%	0.80%		0.80%

Net investment income	2.67%	2.99%		2.43%	1.73%	1.57%		1.27%

Supplemental data

Net assets, end of period (000’s)	$1,626,929	$1,631,123		$1,499,579	$1,519,902	$1,524,437		$1,656,001

Portfolio turnover rate	51.09%	51.93%	[f]	56.12%	50.40%	44.76%		41.28%

Portfolio turnover rate excluding mortgage dollar rolls	39.16% [g]	51.93%	[f]	44.01% [g]	45.29% [g]	44.76%	[g]	41.28% [g]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio activity as a result of in-kind transactions.

gSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
		2019		2018	2017	2016		2015

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.61	$ 9.56		$ 9.80	$ 9.86	$ 9.90		$ 10.11

Income from investment operations[a]:
Net investment income	0.106 [b]	0.251		0.168	0.121	0.113		0.104
Net realized and unrealized gains (losses)	(0.543)	0.068		(0.155)	(0.015)	0.024		(0.145)

Total from investment operations	(0.437)	0.319		0.013	0.106	0.137		(0.041)

Less distributions from:

Net investment income and net foreign currency gains	(0.153)	(0.269)		(0.253)	(0.166)	(0.177)		(0.169)

Net asset value, end of period	$ 9.02	$ 9.61		$ 9.56	$ 9.80	$ 9.86		$ 9.90

Total return[c]	(4.60)%	3.38%		0.14%	1.08%	1.41%		(0.41)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.33%	1.34%		1.36%	1.36%	1.35%		1.36%

Expenses net of waiver and payments by affiliates[e]	1.07%	1.08%		1.12%	1.20%	1.20%		1.20%

Net investment income	2.27%	2.59%		2.03%	1.33%	1.17%		0.87%

Supplemental data

Net assets, end of period (000’s)	$131,452	$135,372		$130,206	$174,754	$218,066		$211,354

Portfolio turnover rate	51.09%	51.93%	[f]	56.12%	50.40%	44.76%		41.28%

Portfolio turnover rate excluding mortgage dollar rolls	39.16% [g]	51.93%	[f]	44.01% [g]	45.29% [g]	44.76%	[g]	41.28% [g]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio activity as a result of in-kind transactions.

gSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019[a]

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.65	$ 9.65

Income from investment operations[b]:
Net investment income	0.112 [c]	0.012
Net realized and unrealized gains (losses)	(0.530)	0.001

Total from investment operations	(0.418)	0.013

Less distributions from:

Net investment income	(0.162)	(0.013)

Net asset value, end of period	$ 9.07	$ 9.65

Total return[d]	(4.50)%	0.14%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.18%	1.19%

Expenses net of waiver and payments by affiliates[f]	0.92%	0.93%

Net investment income	2.42%	2.73%

Supplemental data

Net assets, end of period (000’s)	$173	$18

Portfolio turnover rate	51.09%	51.93%	[g]

Portfolio turnover rate excluding mortgage dollar rolls	39.16% [h]	51.93%	[g]

aFor the period October 15, 2019 (effective date) to October 31, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio activity as a result of in-kind transactions.

hSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)

	Six Months Ended April 30, 2020	Year Ended October 31,
	(unaudited)	2019		2018	2017	2016		2015

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.71	$ 9.66		$ 9.90	$ 9.94	$ 9.95		$ 10.14

Income from investment operations[a]:
Net investment income	0.144 [b]	0.326		0.271	0.214	0.195		0.165
Net realized and unrealized gains (losses)	(0.544)	0.071		(0.178)	(0.025)	0.021		(0.130)

Total from investment operations	(0.400)	0.397		0.093	0.189	0.216		0.035

Less distributions from:
Net investment income and net foreign currency gains	(0.190)	(0.347)		(0.333)	(0.229)	(0.226)		(0.228)

Net asset value, end of period	$ 9.12	$ 9.71		$ 9.66	$ 9.90	$ 9.94		$ 9.95

Total return[c]	(4.18)%	4.17%		0.96%	1.92%	2.22%		0.37%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.56%	0.56%		0.55%	0.53%	0.53%		0.54%

Expenses net of waiver and payments by affiliates[e]	0.30%	0.30%		0.31%	0.39%	0.42%		0.42%

Net investment income	3.04%	3.37%		2.84%	2.14%	1.95%		1.65%

Supplemental data

Net assets, end of period (000’s)	$1,131,790	$1,003,208		$1,017,856	$591,622	$553,233		$508,675

Portfolio turnover rate	51.09%	51.93%	[f]	56.12%	50.40%	44.76%		41.28%

Portfolio turnover rate excluding mortgage dollar rolls	39.16% [g]	51.93%	[f]	44.01% [g]	45.29% [g]	44.76%	[g]	41.28% [g]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio activity as a result of in-kind transactions.

gSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)

	Six Months Ended April 30, 2020	Year Ended October 31,
	(unaudited)	2019		2018	2017	2016		2015

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.70	$ 9.65		$ 9.89	$ 9.94	$ 9.95		$ 10.14

Income from investment operations[a]:
Net investment income	0.138 [b]	0.315		0.264	0.209	0.184		0.134
Net realized and unrealized gains (losses)	(0.544)	0.069		(0.187)	(0.042)	0.025		(0.106)

Total from investment operations	(0.406)	0.384		0.077	0.167	0.209		0.028

Less distributions from:
Net investment income and net foreign currency gains	(0.184)	(0.334)		(0.317)	(0.217)	(0.219)		(0.218)

Net asset value, end of period	$ 9.11	$ 9.70		$ 9.65	$ 9.89	$ 9.94		$ 9.95

Total return[c]	(4.25)%	4.04%		0.80%	1.70%	2.14%		0.27%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.68%	0.69%		0.71%	0.71%	0.70%		0.71%

Expenses net of waiver and payments by affiliates[e]	0.42%	0.43%		0.47%	0.55%	0.55%		0.55%

Net investment income	2.92%	3.24%		2.68%	1.98%	1.82%		1.52%

Supplemental data

Net assets, end of period (000’s)	$199,831	$254,314		$214,339	$428,838	$224,887		$150,464

Portfolio turnover rate	51.09%	51.93%	[f]	56.12%	50.40%	44.76%		41.28%

Portfolio turnover rate excluding mortgage dollar rolls	39.16% [g]	51.93%	[f]	44.01% [g]	45.29% [g]	44.76%	[g]	41.28% [g]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio activity as a result of in-kind transactions.

gSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2020 (unaudited)

Franklin Low Duration Total Return Fund

		Country/ Organization	Shares/ Warrants		Value

	Common Stocks and Other Equity Interests 0.0%†
	Commercial & Professional Services 0.0%†
[a]	Remington Outdoor Co. Inc.	United States	170,787		$85,393

	Energy 0.0%†
[a]	Battalion Oil Corp.	United States	227		1,112
[a,b]	Battalion Oil Corp., wts., A, 10/08/22	United States	1,093		3,238
[a,b]	Battalion Oil Corp., wts., B, 10/08/22	United States	1,366		4,000
[a,b]	Battalion Oil Corp., wts., C, 10/08/22	United States	1,757		5,070
	Riviera Resources Inc.	United States	2,835		7,825

					21,245

	Materials 0.0%†
[a,b,c]	Appvion Operations Inc.	United States	24,740		458,820
[a]	Verso Corp., A	United States	1,387		19,266
[a]	Verso Corp., wts., 7/25/23	United States	146		219

					478,305

	Retailing 0.0%
[a,b,c]	K2016470219 South Africa Ltd., A	South Africa	12,326,925		—
[a,b,c]	K2016470219 South Africa Ltd., B	South Africa	1,226,701		—

					—

	Total Common Stocks and Other Equity Interests (Cost $6,073,868)				584,943

	Management Investment Companies 1.6%
	Diversified Financials 1.6%
[d]	Franklin Floating Rate Income Fund	United States	2,389,308		16,940,191
	Invesco Senior Loan ETF	United States	1,629,000		34,176,420

	Total Management Investment Companies (Cost $60,520,241)				51,116,611

			Principal Amount*
	Corporate Bonds 29.9%
	Automobiles & Components 0.0%†
	Aptiv Corp., senior bond, 4.15%, 3/15/24	United States	900,000		916,245

	Banks 6.9%
[e]	Akbank T.A.S., senior note, 144A, 5.125%, 3/31/25	Turkey	2,200,000		2,018,938
[f]	Banca Monte dei Paschi di Siena SpA,
	secured note, Reg S, 2.875%, 4/16/59	Italy	6,300,000	EUR	7,075,483
	secured note, Reg S, 2.875%, 7/16/62	Italy	1,500,000	EUR	1,794,127
	secured note, Reg S, 2.125%, 11/26/63	Italy	2,000,000	EUR	2,349,490
[f]	Banca Popolare di Milano Scarl,
	secured note, Reg S, 0.875%, 9/14/23	Italy	900,000	EUR	1,000,968
	secured note, Reg S, 0.625%, 6/08/24	Italy	2,800,000	EUR	3,081,152

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country/ Organization	Principal Amount*		Value

	Corporate Bonds (continued)
	Banks (continued)
[f]	Banco BPM SpA, secured note, Reg S, 0.75%, 3/31/23	Italy	1,700,000	EUR	$1,883,532
	Bank of America Corp.,
	senior note, 2.369% to 7/20/20, FRN thereafter, 7/21/21	United States	6,800,000		6,806,200
	senior note, 3.55% to 3/05/23, FRN thereafter, 3/05/24	United States	10,350,000		10,897,890
[f]	Bank of China Ltd., senior note, Reg S, 2.875%, 4/20/22	China	1,000,000		1,024,626
	Bank of Montreal, senior note, 1.85%, 5/01/25	Canada	5,900,000		5,921,639
	Bank of Nova Scotia, secured note, 1.875%, 4/26/22	Canada	100,000		101,239
	Barclays PLC, senior note, 4.61% to 2/14/22, FRN thereafter, 2/15/23	United Kingdom	6,300,000		6,552,979
[e]	BPCE SA, senior note, 144A, 2.375%, 1/14/25	France	7,000,000		6,977,450
[f]	China Construction Bank Corp., senior note, Reg S, 2.75%, 12/04/20	China	1,000,000		1,008,465
	Citibank NA, senior note, 3.165% to 2/19/22, FRN thereafter, 2/19/22	United States	5,950,000		6,024,595
	Citigroup Inc.,
	senior note, 2.65%, 10/26/20	United States	6,050,000		6,092,726
	senior note, 2.35%, 8/02/21	United States	5,400,000		5,453,308
	senior note, 2.90%, 12/08/21	United States	6,000,000		6,113,832
	senior note, 2.75%, 4/25/22	United States	5,800,000		5,942,426
	Fifth Third Bancorp,
	senior note, 1.625%, 5/05/23	United States	4,100,000		4,097,376
	senior note, 2.55%, 5/05/27	United States	3,500,000		3,493,105
	HSBC Holdings PLC,
	senior note, 4.30%, 3/08/26	United Kingdom	800,000		886,911
	senior note, 3.262% to 3/13/22, FRN thereafter, 3/13/23	United Kingdom	1,400,000		1,436,604
	Industrial & Commercial Bank of China Ltd.,
	senior note, 2.452%, 10/20/21	China	1,900,000		1,930,190
	senior note, 2.957%, 11/08/22	China	9,400,000		9,851,801
	JPMorgan Chase & Co.,
	senior note, 2.083% to 4/22/25, FRN thereafter, 4/22/26	United States	18,200,000		18,466,956
	sub. note, 3.875%, 9/10/24	United States	8,400,000		9,048,034
[e]	Kookmin Bank, secured note, 144A, 2.25%, 2/03/22	South Korea	1,800,000		1,814,850
	Lloyds Banking Group PLC, senior note, 3.87%, 7/09/25	United Kingdom	2,300,000		2,422,471
[f]	Realkredit Danmark A/S, secured bond, Reg S, 1.00%, 4/01/27	Denmark	36,840,000	DKK	5,760,998
	Royal Bank of Canada, secured note, 2.10%, 10/14/21	Canada	6,400,000		6,439,765
[e]	Standard Chartered PLC, senior note, 144A, 3.885% to 3/15/23, FRN thereafter, 3/15/24	United Kingdom	10,000,000		10,302,009
[e]	The Toronto-Dominion Bank, secured note, 144A, 2.25%, 3/15/22	Canada	12,900,000		13,069,990
	Truist Bank, senior note, 3.525% to 10/25/20, FRN thereafter, 10/26/21	United States	5,000,000		5,054,133
[f]	Turkiye Vakiflar Bankasi TAO, secured note, Reg S, 2.375%, 11/04/22	Turkey	5,600,000	EUR	6,011,662
	Wells Fargo & Co., senior note, 2.188% to 4/30/25, FRN thereafter, 4/30/26	United States	8,400,000		8,453,153
[e]	Westpac Banking Corp.,
	secured note, 144A, 2.10%, 2/25/22	Australia	9,700,000		9,801,784
	senior secured note, 144A, 2.25%, 11/09/21	Australia	6,300,000		6,347,578

					212,810,435

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country/ Organization	Principal Amount*			Value

	Corporate Bonds (continued)
	Capital Goods 1.0%
	Caterpillar Inc., senior note, 2.60%, 4/09/30	United States	4,500,000			$4,774,042
[e]	Cloud Crane LLC, secured note, second lien, 144A, 10.125%, 8/01/24	United States	5,000,000			4,741,000
	CNH Industrial Capital LLC, senior note, 3.875%, 10/15/21	United States	5,100,000			5,162,884
	Emerson Electric Co., senior note, 1.80%, 10/15/27	United States	3,800,000			3,808,680
	General Electric Co.,
	senior note, 3.375%, 3/11/24	United States	8,000,000			8,285,994
	senior note, 3.45%, 5/01/27	United States	2,290,000			2,332,147
[e]	Navistar International Corp., senior secured note, 144A, 9.50%, 5/01/25	United States	1,300,000			1,368,250
[b,g]	Onsite Rental Group Operations Pty. Ltd., secured note, PIK, 6.10%, 10/26/23	Australia	347,593			254,177

						30,727,174

	Consumer Services 0.4%
[e]	1011778 BC ULC/New Red Finance Inc., senior secured note, first lien, 144A, 4.25%, 5/15/24	Canada	4,000,000			4,019,560
	Marriott International Inc., senior note, 2.875%, 3/01/21	United States	10,000,000			9,806,789

						13,826,349

	Diversified Financials 4.7%
	American Express Co., senior note, 3.70%, 8/03/23	United States	6,800,000			7,223,190
	The Bank of New York Mellon Corp.senior note, 1.60%, 4/24/25	United States	6,500,000			6,606,482
	Capital One Financial Corp.,
	senior note, 2.50%, 5/12/20	United States	3,900,000			3,900,925
	senior note, 3.45%, 4/30/21	United States	6,800,000			6,902,214
	senior note, 3.05%, 3/09/22	United States	13,800,000			14,020,626
[h]	Cia Securitizadora de Creditos Financeiros Vert-Fintech, senior secured note, FRN, 5.96%, (BZDIOVRA + 5.75%), 2/14/24	Brazil	7,676	[i]	BRL	1,530,012
[h]	Deutsche Bank AG, senior note, FRN, 3.005%, (3-month USD LIBOR + 1.31%), 8/20/20	Germany	7,600,000			7,534,753
[e]	Dexia Credit Local SA, senior note, 144A, 2.375%, 9/20/22	France	4,800,000			4,998,704
[e]	FirstCash Inc., senior note, 144A, 5.375%, 6/01/24	United States	5,000,000			5,049,000
	The Goldman Sachs Group Inc.,
	senior note, 2.625%, 4/25/21	United States	12,000,000			12,141,890
	senior note, 2.35%, 11/15/21	United States	4,000,000			4,015,991
	senior note, 3.75%, 5/22/25	United States	1,000,000			1,069,319
	[h] senior note, FRN, 1.941%, (3-month USD LIBOR + 1.20%), 9/15/20	United States	23,500,000			23,532,674
[e]	ICBCIL Finance Co. Ltd., senior note, 144A, 2.50%, 9/29/21	China	500,000			501,418
	Jyske Realkredit A/S, secured note, 1.00%, 4/01/26	Denmark	61,260,000		DKK	9,542,243
	Morgan Stanley,
	senior note, 2.80%, 6/16/20	United States	6,600,000			6,612,152
	senior note, 3.70%, 10/23/24	United States	1,400,000			1,512,542
	senior unsecured note, 2.188% to 4/28/25, FRN thereafter, 4/28/26	United States	1,300,000			1,315,696

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country/ Organization	Principal Amount*	Value

	Corporate Bonds (continued)

	Diversified Financials (continued)
[e]	Pricoa Global Funding I, secured note, 144A, 3.45%, 9/01/23	United States	7,200,000	$7,717,406
	Springleaf Finance Corp., senior note, 6.125%, 3/15/24	United States	5,000,000	4,719,300
[e]	UBS AG/London, senior note, 144A, 1.75%, 4/21/22	Switzerland	14,900,000	14,973,006

				145,419,543

	Energy 2.8%
[e]	Aker BP ASA, senior note, 144A, 4.75%, 6/15/24	Norway	1,800,000	1,669,840
	Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc.,
	senior note, 4.486%, 5/01/30	United States	500,000	514,350
	senior note, 2.773%, 12/15/22	United States	8,800,000	8,886,235
	CNOOC Finance 2015 USA LLC, senior note, 3.50%, 5/05/25	China	1,700,000	1,808,392
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., senior note, 6.25%, 4/01/23	United States	1,200,000	882,240
	EnLink Midstream Partners LP, senior bond, 4.40%, 4/01/24	United States	3,800,000	2,417,750
	Enterprise Products Operating LLC, senior note, 3.35%, 3/15/23	United States	850,000	881,979
	Equinor ASA, senior note, 2.875%, 4/06/25	Norway	15,300,000	16,065,201
	Exxon Mobil Corp., senior note, 1.571%, 4/15/23	United States	19,000,000	19,282,861
[e]	Harvest Operations Corp., senior note, 144A, 4.20%, 6/01/23	South Korea	2,900,000	3,120,690
	Kinder Morgan Inc., senior note, 3.15%, 1/15/23	United States	9,300,000	9,498,332
	MPLX LP, senior note, 4.875%, 12/01/24	United States	6,800,000	6,762,377
	Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	50,000	26,187
	Sabine Pass Liquefaction LLC, senior secured note, first lien, 5.625%, 2/01/21	United States	10,400,000	10,402,252
[j]	Sanchez Energy Corp., senior note, 7.75%, 6/15/21	United States	1,900,000	10,735
[e]	Sinopec Group Overseas Development 2015 Ltd., senior note, 144A, 3.25%, 4/28/25	China	1,000,000	1,051,524
	The Williams Cos. Inc., senior bond, 4.125%, 11/15/20	United States	1,700,000	1,705,674

				84,986,619

	Food & Staples Retailing 0.3%
[e]	Cencosud SA, senior note, 144A, 4.375%, 7/17/27	Chile	2,900,000	2,727,718
	Costco Wholesale Corp., senior note, 1.375%, 6/20/27	United States	5,900,000	5,937,805

				8,665,523

	Food, Beverage & Tobacco 0.5%
	Anheuser-Busch InBev Worldwide Inc., senior bond, 3.50%, 6/01/30	Belgium	4,600,000	4,916,641
	BAT Capital Corp., senior note, 2.764%, 8/15/22	United Kingdom	3,000,000	3,042,501
	Bunge Ltd. Finance Corp., senior note, 3.50%, 11/24/20	United States	3,100,000	3,116,923
	The Coca-Cola Co., senior note, 1.45%, 6/01/27	United States	2,000,000	1,995,684
[e]	Imperial Brands Finance PLC,
	senior note, 144A, 3.125%, 7/26/24	United Kingdom	700,000	690,272
	senior note, 144A, 4.25%, 7/21/25	United Kingdom	1,695,000	1,736,580
	Reynolds American Inc., senior note, 4.45%, 6/12/25	United Kingdom	100,000	108,842

				15,607,443

60	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country/ Organization	Principal Amount*	Value

	Corporate Bonds (continued)

	Health Care Equipment & Services 1.5%
	Anthem Inc.,
	senior note, 2.50%, 11/21/20	United States	7,800,000	$7,858,215
	senior note, 2.95%, 12/01/22	United States	100,000	103,917
	senior note, 2.375%, 1/15/25	United States	2,400,000	2,480,135
	Centene Corp.,
	[e] senior bond, 144A, 3.375%, 2/15/30	United States	2,700,000	2,731,995
	senior note, 4.75%, 5/15/22	United States	4,000,000	4,057,800
	CHS/Community Health Systems Inc.,
	[e] senior note, 144A, 8.125%, 6/30/24	United States	1,500,000	1,010,625
	senior secured note, first lien, 6.25%, 3/31/23	United States	3,000,000	2,808,750
	Cigna Corp.,
	senior note, 3.40%, 9/17/21	United States	5,800,000	5,967,152
	senior note, 3.75%, 7/15/23	United States	2,592,000	2,769,086
	CVS Health Corp.,
	senior note, 2.80%, 7/20/20	United States	2,800,000	2,799,782
	senior note, 2.125%, 6/01/21	United States	4,100,000	4,135,086
	senior note, 3.70%, 3/09/23	United States	7,000,000	7,430,063
	Edwards Lifesciences Corp., senior note, 4.30%, 6/15/28	United States	300,000	343,520
[e]	MPH Acquisition Holdings LLC, senior note, 144A, 7.125%, 6/01/24	United States	1,100,000	987,217

				45,483,343

	Household & Personal Products 0.3%
	Avon Products Inc., senior bond, 7.00%, 3/15/23	United Kingdom	5,835,000	5,591,447
	The Procter & Gamble Co., senior note, 1.70%, 11/03/21	United States	3,200,000	3,263,340

				8,854,787

	Insurance 1.6%
	Aflac Inc.,
	senior bond, 3.625%, 11/15/24	United States	8,000,000	8,775,675
	senior note, 3.60%, 4/01/30	United States	2,800,000	3,143,526
[e]	Athene Global Funding, secured note, 144A, 2.75%, 6/25/24	United States	1,100,000	1,092,800
[e]	Jackson National Life Global Funding,
	secured note, 144A, 2.25%, 4/29/21	United States	50,000	50,401
	secured note, 144A, 2.10%, 10/25/21	United States	25,000	25,184
	secured note, 144A, 3.30%, 2/01/22	United States	12,000,000	12,358,669
[e]	Metropolitan Life Global Funding I,
	secured note, 144A, 3.375%, 1/11/22	United States	8,400,000	8,690,493
	senior note, 144A, 2.95%, 4/09/30	United States	9,400,000	10,102,609
	senior secured bond, 144A, 3.875%, 4/11/22	United States	5,900,000	6,216,837

				50,456,194

	Materials 1.3%
	Air Products and Chemicals Inc., senior note, 1.50%, 10/15/25	United States	2,000,000	2,018,099
[e]	Braskem Netherlands Finance BV, senior bond, 144A, 4.50%, 1/31/30	Brazil	7,100,000	5,768,750
[f]	CNAC HK Finbridge Co. Ltd., senior note, Reg S, 3.875%, 6/19/29	China	4,700,000	4,777,411
[e]	FMG Resources (August 2006) Pty. Ltd., senior note, 144A, 4.75%, 5/15/22	Australia	4,900,000	4,943,855

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country/ Organization	Principal Amount*	Value

	Corporate Bonds (continued)

	Materials (continued)
[e]	Glencore Finance Canada Ltd., senior bond, 144A, 4.95%, 11/15/21	Switzerland	3,500,000	$3,599,382
[e]	Glencore Funding LLC, senior note, 144A, 3.00%, 10/27/22	Switzerland	2,200,000	2,184,763
[e]	Owens-Brockway Glass Container Inc.,
	senior bond, 144A, 5.375%, 1/15/25	United States	5,000,000	4,911,500
	senior note, 144A, 5.875%, 8/15/23	United States	4,000,000	4,060,800
[e]	SABIC Capital II BV, senior note, 144A, 4.50%, 10/10/28	Saudi Arabia	400,000	428,017
[e]	Sealed Air Corp., senior bond, 144A, 5.25%, 4/01/23	United States	950,000	985,815
[e]	TPC Group Inc., secured note, 144A, 10.50%, 8/01/24	United States	6,000,000	4,936,200

				38,614,592

	Media & Entertainment 1.8%
[e]	Altice Financing SA, secured bond, 144A, 7.50%, 5/15/26	Luxembourg	2,000,000	2,099,300
	Baidu Inc., senior note, 4.375%, 5/14/24	China	6,500,000	6,943,761
[e]	CCO Holdings LLC / CCO Holdings Capital Corp., senior note, 144A, 4.00%, 3/01/23	United States	3,200,000	3,242,720
	Charter Communications Operating LLC/Charter Communications Operating Capital, senior bond, 2.80%, 4/01/31	United States	3,800,000	3,830,325
	CSC Holdings LLC, senior bond, 5.25%, 6/01/24	United States	4,000,000	4,180,400
	DISH DBS Corp.,
	senior bond, 5.875%, 7/15/22	United States	3,000,000	3,041,100
	senior note, 5.875%, 11/15/24	United States	1,500,000	1,450,560
	Fox Corp., senior note, 3.05%, 4/07/25	United States	5,300,000	5,614,200
	Netflix Inc., senior bond, 5.75%, 3/01/24	United States	1,800,000	1,970,460
[e]	Nexstar Broadcasting Inc., senior note, 144A, 5.625%, 8/01/24	United States	5,000,000	4,888,500
[e]	Sirius XM Radio Inc., senior note, 144A, 4.625%, 7/15/24	United States	700,000	717,360
[e]	Tencent Holdings Ltd., senior note, 144A, 2.985%, 1/19/23	China	9,200,000	9,418,040
[e]	Univision Communications Inc., senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	3,700,000	3,269,875
[e]	WMG Acquisition Corp., secured note, first lien, 144A, 5.00%, 8/01/23	United States	5,000,000	5,061,500

				55,728,101

	Pharmaceuticals, Biotechnology & Life Sciences 1.6%
[e]	AbbVie Inc.,
	senior note, 144A, 2.30%, 11/21/22	United States	7,500,000	7,696,631
	senior note, 144A, 2.95%, 11/21/26	United States	500,000	530,133
	Allergan Funding SCS,
	senior bond, 3.80%, 3/15/25	United States	600,000	641,108
	senior note, 3.45%, 3/15/22	United States	10,500,000	10,767,727
[e]	Bausch Health Cos. Inc., senior note, 144A, 5.50%, 3/01/23	United States	3,000,000	2,985,000
[e]	Bayer U.S. Finance II LLC, senior note, 144A, 3.875%, 12/15/23	Germany	5,800,000	6,165,030
	Biogen Inc.,
	senior bond, 2.25%, 5/01/30	United States	2,200,000	2,192,158
	senior note, 2.90%, 9/15/20	United States	11,500,000	11,535,855
[e]	Bristol-Myers Squibb Co., senior note, 144A, 2.25%, 8/15/21	United States	7,900,000	8,030,970

				50,544,612

62	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country/ Organization	Principal Amount*	Value

	Corporate Bonds (continued)

	Real Estate 0.4%
[f]	China Overseas Finance Cayman VII Ltd., senior note, Reg S, 4.25%, 4/26/23	China	2,500,000	$2,628,937
	MPT Operating Partnership LP/MPT Finance Corp., senior note, 6.375%, 3/01/24	United States	3,900,000	4,039,776
	Simon Property Group LP, senior bond, 3.375%, 10/01/24	United States	5,600,000	5,578,599

				12,247,312

	Retailing 0.5%
	Alibaba Group Holding Ltd., senior note, 2.80%, 6/06/23	China	1,100,000	1,137,896
	Amazon.com Inc., senior note, 2.40%, 2/22/23	United States	4,150,000	4,350,713
	Dollar Tree Inc., senior note, 3.70%, 5/15/23	United States	8,800,000	9,228,366
[b,e,g]	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	South Africa	991,640	1,227
[b,e,g]	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	South Africa	261,139	1,205
[e]	Party City Holdings Inc., senior note, 144A, 6.125%, 8/15/23	United States	2,600,000	253,500

				14,972,907

	Semiconductors & Semiconductor Equipment 0.2%
	Maxim Integrated Products Inc., senior note, 3.45%, 6/15/27	United States	800,000	841,741
	Micron Technology Inc., senior note, 2.497%, 4/24/23	United States	4,500,000	4,586,676

				5,428,417

	Technology Hardware & Equipment 0.1%
[e]	CommScope Inc., senior bond, 144A, 5.50%, 6/15/24	United States	5,000,000	4,508,150

	Telecommunication Services 0.2%
	CenturyLink Inc., senior note, Series S, 6.45%, 6/15/21	United States	4,700,000	4,839,590
[e]	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, first lien, 144A, 3.36%, 3/20/23	United States	937,500	942,797

				5,782,387

	Transportation 1.2%
	American Airlines Pass Through Trust, first lien, 2016-2, AA, 3.20%, 12/15/29	United States	42,725	39,311
[e]	DAE Funding LLC, senior note, 144A, 4.00%, 8/01/20	United Arab Emirates	4,100,000	4,057,770
	FedEx Corp.,
	senior bond, 3.20%, 2/01/25	United States	850,000	892,338
	senior note, 3.40%, 1/14/22	United States	3,900,000	4,027,040
	senior note, 3.80%, 5/15/25	United States	13,400,000	14,335,721
[e]	Kazakhstan Temir Zholy Finance BV, senior bond, 144A, 6.95%, 7/10/42	Kazakhstan	4,200,000	4,845,855
[e]	Mexico City Airport Trust, senior secured bond, first lien, 144A, 5.50%, 7/31/47	Mexico	2,400,000	2,012,640
[f,k]	RZD Capital PLC, (Russian Railways), loan participation, senior bond, Reg S, 5.70%, 4/05/22	Russia	5,900,000	6,213,290

				36,423,965

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country/ Organization	Principal Amount*	Value

	Corporate Bonds (continued)

	Utilities 2.6%
	AES Corp., senior note, 4.00%, 3/15/21	United States	2,750,000	$2,758,663
	Calpine Corp., senior note, 5.50%, 2/01/24	United States	5,400,000	5,386,500
[f]	CGNPC International Ltd., senior note, Reg S, 3.75%, 12/11/27	China	2,100,000	2,275,068
	Dominion Energy Inc.,
	junior sub. note, 2.579%, 7/01/20	United States	5,200,000	5,201,768
	senior bond, 2.85%, 8/15/26	United States	1,300,000	1,348,537
	Duke Energy Indiana Inc., senior secured bond, 3.75%, 7/15/20	United States	100,000	100,494
[e,l]	EDF SA, junior sub. bond, 144A, 5.625% to 1/22/24, FRN thereafter, Perpetual	France	2,200,000	2,179,529
	Exelon Corp., senior bond, 4.05%, 4/15/30	United States	13,500,000	15,425,451
[e]	Israel Electric Corp. Ltd., secured bond, 144A, 4.25%, 8/14/28	Israel	1,400,000	1,483,839
[e]	Korea East-West Power Co. Ltd.,
	senior note, 144A, 3.875%, 7/19/23	South Korea	4,800,000	5,127,809
	[m] senior note, 144A, 1.75%, 5/06/25	South Korea	8,500,000	8,490,743
	PSEG Power LLC, senior note, 3.00%, 6/15/21	United States	7,700,000	7,808,471
	The Southern Co.,
	senior bond, 3.25%, 7/01/26	United States	850,000	909,191
	senior bond, 3.70%, 4/30/30	United States	12,200,000	13,566,568
	senior note, 2.35%, 7/01/21	United States	6,500,000	6,580,205
[e]	Three Gorges Finance I Cayman Islands Ltd., senior note, 144A, 3.70%, 6/10/25	China	2,100,000	2,278,307

				80,921,143

	Total Corporate Bonds (Cost $921,756,291)			922,925,241

[h,n]	Senior Floating Rate Interests 3.4%

	Automobiles & Components 0.2%
	Adient U.S. LLC, Initial Term Loans, 5.45% - 5.742%, (3-month USD LIBOR + 4.00%), 5/06/24	United States	4,049,450	3,676,139
	Clarios Global LP (Power Solutions), Initial Dollar Term Loan, 3.904%, (1-month USD LIBOR + 3.50%), 4/30/26	United States	588,521	534,819
	Thor Industries Inc., Initial USD Term Loans, 4.625% - 4.75%, (1-month USD LIBOR + 3.75%), 2/01/26	United States	1,710,407	1,574,287

				5,785,245

	Capital Goods 0.1%
	Alloy Finco Ltd., Term Loan B, PIK, 14.00%, 3/06/25	United States	193,048	94,111
	Altra Industrial Motion Corp., Term Loan, 2.404%, (1-month USD LIBOR + 2.00%), 10/01/25	United States	779,133	741,150
[o]	Dynasty Acquisition Co. Inc.,
	Initial Term B-1 Loan, 4.95%, (3-month USD LIBOR + 3.50%), 4/04/26	United States	542,430	479,825
	Initial Term B-2 Loan (CAD), 4.95%, (3-month USD LIBOR + 3.50%), 4/04/26	United States	291,629	257,970
	Navistar Inc., Tranche B Term Loan, 4.22%, (1-month USD LIBOR + 3.50%), 11/06/24	United States	1,339,431	1,223,347
	Onsite Rental Group Operations Pty. Ltd., Term Loan, 5.50%, (1-month USD LIBOR + 4.50%), 10/25/22	Australia	254,234	209,743

				3,006,146

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country/ Organization	Principal Amount*	Value

[h,n]	Senior Floating Rate Interests (continued)

	Commercial & Professional Services 0.1%
	Pitney Bowes Inc., Incremental Tranche Term B Loans, 5.91%, (1-month USD LIBOR + 5.50%), 1/07/25	United States	1,114,616	$966,001
	Prime Security Services Borrower LLC, Term B-1, 4.266%, (1-month USD LIBOR + 3.25%), 9/12/26	United States	1,121,875	1,074,429
	United Rentals North America Inc., Initial Term Loans, 2.154%, (1-month USD LIBOR + 1.75%), 10/31/25	United States	2,764,689	2,657,803

				4,698,233

	Consumer Durables & Apparel 0.0%†
	Champ Acquisition Corp., Initial Term Loan, 6.572%, (3-month USD LIBOR + 5.50%), 12/21/25	United States	377,583	338,881
	Playtika Holding Corp., Term B Loans, 7.072%, (3-month USD LIBOR + 6.00%), 12/10/24	United States	286,375	284,585

				623,466

	Consumer Services 0.3%
	Aristocrat Technologies Inc., Term B-3 Loans, 2.859%, (3-month USD LIBOR + 1.75%), 10/19/24	United States	2,021,272	1,926,946
	Boyd Gaming Corp., Refinancing Term B Loans, 2.387%, (1-week USD LIBOR + 2.25%), 9/15/23	United States	2,000,000	1,881,250
	Caesars Resort Collection LLC, Term B Loans, 3.154%, (1-month USD LIBOR + 2.75%), 12/22/24	United States	1,496,174	1,264,890
	Eldorado Resorts Inc., Initial Term Loan, 3.25%, (3-month USD LIBOR + 2.25%), 4/17/24	United States	810,993	776,357
	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (Yum Brands), Term Loan B, 2.468%, (1-month USD LIBOR + 1.75%), 4/03/25	United States	1,781,818	1,714,164
	NASCAR Holdings Inc., Initial Term Loans, 3.375%, (1-month USD LIBOR + 2.75%), 10/18/26	United States	2,500,000	2,348,885

				9,912,492

	Diversified Financials 0.0%†
[o]	Asurion LLC, Replacement B-6 Term Loans, 3.404%, (1-month USD LIBOR + 3.00%), 11/03/23	United States	1,306,556	1,253,749

	Energy 0.1%
	Buckeye Partners LP, Initial Term Loans, 3.766%, (1-month USD LIBOR + 2.75%), 11/01/26	United States	838,491	791,326
[o]	Centurion Pipeline Co. LLC, Initial Term Loans, 3.654%, (1-month USD LIBOR + 3.25%), 9/28/25	United States	520,000	458,900
[j]	Fieldwood Energy LLC, Closing Date Loans, 6.25%, (3-month USD LIBOR + 5.25%), 4/11/22	United States	4,260,617	1,086,457
	Utex Industries Inc.,
	Initial Term Loan (First Lien), 5.311%, (3-month USD LIBOR + 4.00%), 5/21/21	United States	680,976	188,404
	Second Lien Initial Term Loan, 8.561%, (3-month USD LIBOR + 7.25%), 5/20/22	United States	71,338	9,868

				2,534,955

	Food & Staples Retailing 0.0%†
	Whatabrands LLC (Whataburger), 2020 Refinancing Term Loans, 3.732%, (1-month USD LIBOR + 2.75%), 8/02/26	United States	293,839	273,270

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country/ Organization	Principal Amount*	Value

[h,n]	Senior Floating Rate Interests (continued)

	Food, Beverage & Tobacco 0.2%
	B&G Foods Inc., Tranche B-4 Term Loan, 2.904%, (1-month USD LIBOR + 2.50%), 10/10/26	United States	1,073,601	$1,046,984
	CSM Bakery Supplies LLC, Second Lien Term Loan, 9.10%, (3-month USD LIBOR + 7.75%), 7/03/21	United States	772,195	592,016
	JBS USA Lux SA, New Term Loans, 3.072%, (3-month USD LIBOR + 2.00%), 5/01/26	United States	3,766,763	3,655,527

				5,294,527

	Health Care Equipment & Services 0.5%
	Catalent Pharma Solutions Inc., Dollar Term B-2 Loan, 3.25%, (1-month USD LIBOR + 2.25%), 5/17/26	United States	3,690,680	3,644,547
	DaVita Inc., Tranche B-1 Term Loan, 2.154%, (1-month USD LIBOR + 1.75%), 8/12/26	United States	2,693,250	2,630,549
	Gentiva Health Services Inc., Term B Loans, 3.688%, (1-month USD LIBOR + 3.25%), 7/02/25	United States	2,000,000	1,895,000
	IQVIA Inc., Term B-2 Dollar Loans, 2.154%, (1-month USD LIBOR + 1.75%), 1/20/25	United States	3,514,173	3,396,448
	National Mentor Holdings Inc.,
	Initial Term C Loans, 5.71%, (3-month USD LIBOR + 4.25%), 3/08/26	United States	16,808	16,051
	Initial Term Loans, 3/08/26	United States	370,084	353,431
	Phoenix Guarantor Inc., Tranche B-1 Term Loan, 4.079%, (1-month USD LIBOR + 3.25%), 3/05/26	United States	1,085,359	1,020,237
	Inovalon Holdings Inc., Refinancing Date Term Loans, FRN, 3.875%, (1-month USD LIBOR + 3.00%), 4/02/25	United States	997,323	969,897
	US Anesthesia Partners Inc., First Lien Term Loan, 4.00%, (3-month USD LIBOR + 3.00%), 6/23/24	United States	232,735	200,152

				14,126,312

	Household & Personal Products 0.2%
[b]	FGI Operating Co. LLC (Freedom Group),
	[g] Term Loan, PIK, 12.00%, (3-month USD LIBOR + 10.00%), 5/15/22	United States	1,127,822	985,228
	Term Loan FILO, 9.50%, (3-month USD LIBOR + 7.50%), 5/15/21	United States	2,140,156	2,130,569
	Knowlton Development Corp., Initial Term Loan, 4.154%, (1-month USD LIBOR + 3.75%), 12/21/25	United States	273,079	246,454
[o]	Sunshine Luxembourg VII SARL (Nestle Skin Health), Facility B1 Commitments, 5.322%, (6-month USD LIBOR + 4.25%), 9/25/26	Luxembourg	1,995,000	1,836,232

				5,198,483

	Insurance 0.1%
	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issue, Initial Term Loan, 3.154%, (1-month USD LIBOR + 2.75%), 5/10/25	United States	1,271,928	1,195,216
	AssuredPartners Inc., 2020 February Refinancing Term Loans, 3.904%, (1-month USD LIBOR + 3.50%), 2/13/27	United States	997,500	939,146

				2,134,362

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country/ Organization	Principal Amount*	Value

[h,n]	Senior Floating Rate Interests (continued)

	Materials 0.2%
	Appvion Operations Inc., Term Loan, 6/15/26	United States	360,146	$352,943
[o]	Arconic Corp., Initial Term Loans, 3.24%, (1-month USD LIBOR + 2.75%), 2/04/27	United States	2,870,000	2,855,650
	Axalta Coating Systems U.S. Holdings Inc. (DuPont Performance Coatings), Term B-3 Dollar Loan, 3.20%, (3-month USD LIBOR + 1.75%), 6/01/24	United States	1,645,198	1,606,536
	Berry Global Inc., Term Y Loans, 2.829%, (1-month USD LIBOR + 2.00%), 7/01/26	United States	1,595,980	1,530,256
[o,p]	Mauser Packaging Solutions Holding Co., Initial Term Loan, TBD, 4/03/24	United States	560,000	485,800
	Oxbow Carbon LLC, Tranche B Term Loan, 4.154%, (1-month USD LIBOR + 3.75%), 1/04/23	United States	532,500	481,912

				7,313,097

	Media & Entertainment 0.3%
[o,p]	Banijay Group US Holding Inc., Facility B (USD) Loan, TBD, 2/03/25	France	410,000	380,275
	Charter Communications Operating LLC, Term A-2 Loan, 1.91%, (1-month USD LIBOR + 1.50%), 3/31/23	United States	1,099,823	1,077,826
	CSC Holdings LLC, March 2017 Incremental Term Loans, 3.064%, (1-month USD LIBOR + 2.25%), 7/17/25	United States	2,181,632	2,095,458
	Diamond Sports Group LLC, Term Loan, 3.82%, (1-month USD LIBOR + 3.25%), 8/24/26	United States	1,745,614	1,432,495
	Gray Television Inc., Term C Loan, 3.493%, (1-month USD LIBOR + 2.50%), 1/02/26	United States	321,812	305,118
	Lions Gate Capital Holdings LLC, Term A Loan, 2.154%, (1-month USD LIBOR + 1.75%), 3/22/23	Canada	141,051	132,941
	Mediacom Illinois LLC, Tranche N Term Loan, 1.90%, (1-week USD LIBOR + 1.75%), 2/15/24	United States	2,355,286	2,281,683
	WideOpenWest Finance LLC, Term B Loan, 4.25%, (1-month USD LIBOR + 3.25%), 8/19/23	United States	214,834	201,675

				7,907,471

	Pharmaceuticals, Biotechnology & Life Sciences 0.3%
	eResearch Technology Inc., Initial Term Loan, 5.50%, (1-month USD LIBOR + 4.50%), 2/04/27	United States	214,545	203,517
	Grifols Worldwide Operations USA Inc., Dollar Tranche B Term Loan, 2.137%, (1-week USD LIBOR + 2.00%), 11/15/27	United States	2,218,546	2,192,003
	Horizon Pharma Inc., Seventh Amendment Refinancing Term Loans, 3.25%, (1-month USD LIBOR + 2.25%), 5/22/26	United States	1,452,527	1,424,687
	Syneos Health Inc. (INC Research LLC), Initial Term B Loans, 2.154%, (1-month USD LIBOR + 1.75%), 8/01/24	United States	2,398,559	2,338,595
	Valeant Pharmaceuticals International,
	First Incremental Term Loan, 3.468%, (1-month USD LIBOR + 2.75%), 11/27/25	United States	1,700,000	1,643,232
	Initial Term Loans, 3.718%, (1-month USD LIBOR + 3.00%), 6/02/25	United States	453,875	440,069

				8,242,103

	Real Estate 0.0%†
	Cushman & Wakefield U.S. Borrower LLC, Replacement Term Loan, 3.154%, (1-month USD LIBOR + 2.75%), 8/21/25	United States	1,327,973	1,236,437

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country/ Organization	Principal Amount*	Value

[h,n]	Senior Floating Rate Interests (continued)

	Retailing 0.1%
	Ascena Retail Group Inc., Tranche B Term Loan, 8/21/22	United States	663,642	$157,200
	Bass Pro Group LLC, Initial Term Loans, 6.072%, (3-month USD LIBOR + 5.00%), 9/25/24	United States	1,074,511	899,366
	General Nutrition Centers Inc., Tranche B-2 Term Loans, 3/04/21	United States	1,068,819	754,186
	Harbor Freight Tools USA Inc., Refinancing Loans, 3.25%, (1-month USD LIBOR + 2.50%), 8/19/23	United States	812,590	773,991
	Staples Inc., 2019 Refinancing Term B-1 Loans, 6.016%, (1-month USD LIBOR + 5.00%), 4/12/26	United States	486,579	391,088

				2,975,831

	Semiconductors & Semiconductor Equipment 0.1%
	ON Semiconductor Corp., 2019 Replacement Term B-4 Loans, 2.404%, (1-month USD LIBOR + 2.00%), 9/18/26	United States	3,218,207	3,105,570

	Software & Services 0.3%
	DCert Buyer Inc., Initial Term Loans, 4.404%, (1-month USD LIBOR + 4.00%), 10/16/26	United States	400,000	379,667
	Go Daddy Operating Co. LLC, Tranche B-2 Term Loan, 2.154%, (1-month USD LIBOR + 1.75%), 2/15/24	United States	1,341,043	1,304,724
[o]	Hyland Software Inc., Term Loans, 4.00%, (1-month USD LIBOR + 3.25%), 7/01/24	United States	217,500	209,588
	Infor (U.S.) Inc. (Lawson), Tranche B-6 Term Loan, 3.75%, (1-month USD LIBOR + 2.75%), 2/01/22	United States	994,872	980,777
	LegalZoom.com Inc., 2018 Term Loans, 4.904%, (1-month USD LIBOR + 4.50%), 11/21/24	United States	1,794,992	1,673,830
[o]	Solera LLC, Dollar Term Loan, 4.363%, (3-month USD LIBOR + 2.75%), 3/03/23	United States	320,000	304,533
	Surf Holdings LLC (Sophos), Dollar Tranche Term Loan, 4.814%, (3-month USD LIBOR + 3.50%), 3/05/27	United States	545,578	503,295
	TIBCO Software Inc., Term B-3 Loans, 4.16%, (1-month USD LIBOR + 3.75%), 7/31/26	United States	1,373,100	1,295,005
	Verscend Holding Corp., Term B Loans, 4.904%, (1-month USD LIBOR + 4.50%), 7/27/25	United States	299,240	283,671
	Waystar (Navicure Inc), Initial Term Loans, 4.404%, (1-month USD LIBOR + 4.00%), 10/22/26	United States	590,000	554,600
	WEX Inc., Term B-3 Loan, 2.654%, (1-month USD LIBOR + 2.25%), 5/17/26	United States	1,695,718	1,607,222

				9,096,912

	Technology Hardware & Equipment 0.1%
	CommScope Inc., Initial Term Loans, 3.654%, (1-month USD LIBOR + 3.25%), 4/04/26	United States	1,795,489	1,705,265

	Telecommunication Services 0.1%
	Aventiv Technologies LLC,
	Initial Term Loan, 11/01/24	United States	346,455	291,023
	Second Lien Initial Loan, 9.25%, (3-month USD LIBOR + 8.25%), 11/01/25	United States	790,636	494,147

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country/ Organization		Principal Amount	*		Value

[h,n]	Senior Floating Rate Interests (continued)
	Telecommunication Services (continued)
	Global Tel*Link Corp.,
	First Lien Term Loan, 5.70%, (3-month USD LIBOR + 4.25%), 11/29/25	United States		948,332			$831,436
	Second Lien Term Loan, 9.70%, (3-month USD LIBOR + 8.25%), 11/29/26	United States		242,354			195,903
	Zayo Group Holdings Inc (Front Range BidCo), Initial Dollar Term Loan, 3.404%, (1-month USD LIBOR + 3.00%), 3/09/27	United States		680,000			640,688

							2,453,197

	Transportation 0.1%
	Air Canada, Term Loans, 2.468%, (1-month USD LIBOR + 1.75%), 10/06/23	Canada		34,396			31,386
	Allegiant Travel Co., Class B Term Loan, 4.707%, (3-month USD LIBOR + 3.00%), 2/05/24	United States		1,977,945			1,582,356
	Avis Budget Car Rental LLC, Tranche B Term Loans, 2.66%, (1-month USD LIBOR + 2.25%), 8/06/27	United States		1,146,172			800,028
	Westjet Airlines Ltd., Initial Term Loan, 4.00%, (1-month USD LIBOR + 3.00%), 12/11/26	Canada		2,783,143			2,284,960

							4,698,730

	Utilities 0.0%†
	EFS Cogen Holdings I LLC (Linden), Term B Advance, 6/28/23	United States		137,861			133,531

	Total Senior Floating Rate Interests (Cost $114,948,300)						103,709,384

[q]	Marketplace Loans 0.9%
	Diversified Financials 0.9%
[b]	Lending Club, 6.00% - 28.80%, 15.554%, 8/25/23, 9/19/21 - 12/31/24	United States		24,302,556			21,260,351
[b]	Lending Club LCX, 6.46% - 23.05%, 14.617%, 1/08/24, 4/23/22 - 2/14/25	United States		4,463,898			3,950,046
[b]	Upgrade, 13.64% - 30.51%, 25.414%, 7/25/23, 9/05/22 - 1/25/25	United States		3,504,705			3,200,276

	Total Marketplace Loans (Cost $32,025,663)						28,410,673

	Foreign Government and Agency Securities 4.9%
[e]	Angolan Government International Bond, senior note, 144A, 8.25%, 5/09/28	Angola		8,900,000			3,960,669
[f]	Banque Centrale de Tunisie International Bond, senior note, Reg S, 5.625%, 2/17/24	Tunisia		8,700,000		EUR	7,939,885
[e]	Banque Ouest Africaine de Developpement, senior note, 144A, 5.00%, 7/27/27	Supranational	[r]	3,900,000			3,641,937
[e]	Dominican Republic, senior note, 144A, 8.90%, 2/15/23	Dominican Republic		331,200,000		DOP	5,410,844
[e]	The Export-Import Bank of China, senior note, 144A, 3.625%, 7/31/24	China		2,100,000			2,263,507
[e]	The Export-Import Bank of India, senior note, 144A, 3.875%, 2/01/28	India		3,400,000			3,375,785
	The Export-Import Bank of Korea, senior note, 2.875%, 1/21/25	South Korea		2,000,000			2,118,150
[e]	Government of Belarus International Bond, senior note, 144A, 7.625%, 6/29/27	Belarus		6,900,000			6,842,074

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country/ Organization	Principal Amount	*		Value

	Foreign Government and Agency Securities (continued)
	Government of Colombia,
	senior bond, 9.85%, 6/28/27	Colombia	21,735,000,000		COP	$6,291,133
	senior bond, 5.00%, 6/15/45	Colombia	7,000,000			7,052,500
[e]	Government of Gabon,
	144A, 6.375%, 12/12/24	Gabon	3,689,022			2,673,877
	senior note, 144A, 6.625%, 2/06/31	Gabon	5,900,000			4,208,379
[e]	Government of Indonesia, senior bond, 144A, 4.35%, 1/08/27	Indonesia	300,000			318,742
[e]	Government of Kazakhstan, senior bond, 144A, 4.875%, 10/14/44	Kazakhstan	4,600,000			5,241,668
	Government of Mexico, senior note, 4.15%, 3/28/27	Mexico	9,200,000			9,234,500
	Government of Peru, senior bond, 6.55%, 3/14/37	Peru	2,600,000			3,746,886
[e]	Government of Russia, senior note, 144A, 4.875%, 9/16/23	Russia	1,000,000			1,092,440
	Government of South Africa, senior bond, 7.00%, 2/28/31	South Africa	126,400,000		ZAR	5,282,393
[e]	Government of Ukraine, senior bond, 144A, 7.375%, 9/25/32	Ukraine	8,900,000			7,923,047
[s]	Government of Uruguay, senior bond, Index Linked, 3.70%, 6/26/37	Uruguay	257,369,772		UYU	5,601,998
[f]	Italy Buoni Poliennali Del Tesoro, Reg S, senior note, 0.35%, 2/01/25	Italy	46,800,000		EUR	49,415,237
	The Korea Development Bank, senior note, 3.375%, 3/12/23	South Korea	7,100,000			7,527,633
	Nota do Tesouro Nacional, 10.00%, 1/01/21	Brazil	2,350[i]		BRL	451,778

	Total Foreign Government and Agency Securities (Cost $173,039,876)					151,615,062

	U.S. Government and Agency Securities 6.9%
	U.S. Treasury Note,
	2.125%, 9/30/21	United States	10,000,000			10,274,024
	[s] Index Linked, 0.625%, 4/15/23	United States	105,173,061			106,813,548
	[s] Index Linked, 0.375%, 7/15/23	United States	11,114,502			11,288,274
	[s] Index Linked, 0.25%, 1/15/25	United States	1,463,336			1,499,522
	[s] Index Linked, 0.375%, 7/15/25	United States	1,308,849			1,360,393
	[s] Index Linked, 0.625%, 1/15/26	United States	37,446,505			39,482,592
	[s] Index Linked, 0.125%, 7/15/26	United States	35,933,021			37,105,384
	[s] Index Linked, 0.375%, 7/15/27	United States	4,060,337			4,298,074

	Total U.S. Government and Agency Securities (Cost $210,971,330)					212,121,811

	Asset-Backed Securities and Commercial Mortgage-Backed Securities 45.8%

	Banks 0.7%
[e,t]	BX Commercial Mortgage Trust,
	2018-IND, A, 144A, FRN, 1.564%, 11/15/35	United States	4,585,864			4,458,010
	2019-XL, A, 144A, FRN, 1.734%, 10/15/36	United States	3,678,292			3,609,971
[e]	BXP Trust, 2017-GM, A, 144A, 3.379%, 6/13/39	United States	2,000,000			2,160,890
[t]	Commercial Mortgage Trust,
	2006-GG7, AJ, FRN, 5.807%, 7/10/38	United States	1,908,000			1,163,880
	2006-GG7, AM, FRN, 5.807%, 7/10/38	United States	100,729			100,343

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country/ Organization	Principal Amount	*		Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)

	Banks (continued)
[u]	CWABS Inc. Asset-Backed Certificates, 2004-1, M1, FRN, 1.237%, (1-month USD LIBOR + 0.75%), 3/25/34	United States	104,815			$103,128
[e,u]	DBCG Mortgage Trust, 2017-BBG, A, 144A, FRN, 1.514%, (1-month USD LIBOR + 0.70%), 6/15/34	United States	1,500,000			1,432,649
	Freddie Mac Remics, 4402, PE, 3.50%, 3/15/43	United States	1,375,607			1,433,580
[t]	GE Capital Commercial Mortgage Corp. Trust, 2007-C1, AM, FRN, 5.606%, 12/10/49	United States	552,539			470,961
[e]	Government of Iraq, 144A, 5.80%, 1/15/28	Iraq	9,600,000			7,056,000
[u]	Merrill Lynch Mortgage Investors Trust, 2003-A, 1A, FRN, 1.227%, (1-month USD LIBOR + 0.74%), 3/25/28	United States	175,150			164,123

						22,153,535

	Diversified Financials 45.1%
[e,t]	Adagio CLO VIII DAC, VIII-A, B1, 144A, FRN, 1.65%, 4/15/32	Ireland	500,000		EUR	509,765
[e,u]	Alinea CLO Ltd., 2018-1A, B, 144A, FRN, 2.785%, (3-month USD LIBOR + 1.65%), 7/20/31	United States	5,300,000			4,976,975
	American Express Credit Account Master Trust, 2017-6, A, 2.04%, 5/15/23	United States	16,300,000			16,400,758
[u]	American Home Mortgage Investment Trust,
	2004-3, 4A, FRN, 3.033%, (6-month USD LIBOR + 1.50%), 10/25/34	United States	1,232,113			1,203,098
	2005-1, 6A, FRN, 2.973%, (6-month USD LIBOR + 2.00%), 6/25/45	United States	656,220			640,137
[e]	American Homes 4 Rent, 2015-SFR1, A, 144A, 3.467%, 4/17/52	United States	5,579,829			5,805,429
[u]	Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, 2004-R4, M1, FRN, 1.312%, (1-month USD LIBOR + 0.825%), 6/25/34	United States	224,267			223,056
[e,t]	AMMC CLO 15 Ltd.,
	2014-15A, ARR, 144A, FRN, 2.479%, 1/15/32	United States	4,700,000			4,453,133
	2014-15A, BRR, 144A, FRN, 3.019%, 1/15/32	United States	1,494,355			1,414,740
[e,u]	AMMC CLO 21 Ltd., 2017-21A, C, 144A, FRN, 3.863%, (3-month USD LIBOR + 2.10%), 11/02/30	United States	400,000			357,812
[e,u]	AMMC CLO XI Ltd.,
	2012-11A, BR2, 144A, FRN, 2.36%, (3-month USD LIBOR + 1.60%), 4/30/31	United States	1,700,000			1,561,812
	2012-11A, CR2, 144A, FRN, 2.66%, (3-month USD LIBOR + 1.90%), 4/30/31	United States	1,850,000			1,621,017
[e,u]	Antares CLO Ltd., 2018-1A, B, 144A, FRN, 2.785%, (3-month USD LIBOR + 1.65%), 4/20/31	United States	6,000,000			5,593,904
[e,u]	ARES CLO Ltd., 2018-48A, B, 144A, FRN, 2.715%, (3-month USD LIBOR + 1.58%), 7/20/30	United States	1,000,000			934,657
[e,t]	Ares European CLO VIII BV,
	8A, AR, 144A, FRN, 0.92%, 4/17/32	Netherlands	2,600,000		EUR	2,735,314
	8A, BR, 144A, FRN, 1.60%, 4/17/32	Netherlands	700,000		EUR	711,546
[e,t]	ARES L CLO Ltd., 2018-50A, B, 144A, FRN, 2.919%, 1/15/32	United States	4,000,000			3,798,701
[e,t]	ARES LII CLO Ltd., 2019-52A, C, 144A, FRN, 3.778%, 4/22/31	United States	1,000,000			934,312
[e,t]	ARES XLIX CLO Ltd., 2018-49A, C, 144A, FRN, 3.048%, 7/22/30	United States	3,100,000			2,816,687
[e,u]	ARES XLVIII CLO Ltd., 2018-48A, C, 144A, FRN, 2.935%, (3-month USD LIBOR + 1.80%), 7/20/30	United States	3,135,000			2,841,864

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country/ Organization	Principal Amount	*		Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)

	Diversified Financials (continued)
[u]	Argent Securities Inc. Asset-Backed Pass-Through Certificates, 2005-W2, A2C, FRN, 0.847%, (1-month USD LIBOR + 0.36%), 10/25/35	United States	259,564			$259,160
[e,t]	Armada Euro CLO IV DAC, 4A, B, 144A, FRN, 1.70%, 7/15/33	Ireland	12,400,000		EUR	12,396,097
[e,u]	Atrium XIII,
	2013A, B, 144A, FRN, 2.543%, (3-month USD LIBOR + 1.50%), 11/21/30	United States	3,000,000			2,816,523
	2013A, C, 144A, FRN, 2.843%, (3-month USD LIBOR + 1.80%), 11/21/30	United States	1,600,000			1,431,119
[e,t]	Atrium XIV LLC,
	14A, B, 144A, FRN, 2.876%, 8/23/30	United States	2,400,000			2,256,010
	14A, C, 144A, FRN, 3.126%, 8/23/30	United States	4,000,000			3,618,965
[e,t]	Atrium XV, 15A, B, 144A, FRN, 2.793%, 1/23/31	United States	2,000,000			1,898,397
[e,t]	Avoca CLO XVII Designated Activity Co., 17A, B1R, 144A, FRN, 1.70%, 10/15/32	Ireland	1,200,000		EUR	1,246,434
[e,u]	Bain Capital Credit CLO, 2018-1A, A1, 144A, FRN, 2.003%, (3-month USD LIBOR + 0.96%), 4/23/31	United States	2,000,000			1,908,724
[e]	BAMLL Commercial Mortgage Securities Trust,
	2012-PARK, A, 144A, 2.959%, 12/10/30	United States	3,300,000			3,431,368
	2015-200P, A, 144A, 3.218%, 4/14/33	United States	600,000			628,737
	Banc of America Commercial Mortgage Trust, 2015-UBS7, A4, 3.705%, 9/15/48	United States	100,000			109,110
[e,t]	BCC Middle Market CLO LLC, 2018-1A, A2, 144A, FRN, 3.285%, 10/20/30	United States	2,100,000			1,925,777
[e,u]	Bellemeade Re Ltd., 2018-1A, M1B, 144A, FRN, 2.087%, (1-month USD LIBOR + 1.60%), 4/25/28	United States	3,994,363			3,891,351
[e,u]	Betony CLO 2 Ltd., 2018-1A, A2, 144A, FRN, 2.36%, (3-month USD LIBOR + 1.60%), 4/30/31	United States	3,500,000			3,271,845
[e,t]	Blackrock European CLO IX DAC,
	9A, A, 144A, FRN, 0.90%, 12/15/32	Ireland	3,300,000		EUR	3,465,951
	9A, B, 144A, FRN, 1.55%, 12/15/32	Ireland	1,100,000		EUR	1,108,881
[e,t]	BlueMountain CLO Ltd.,
	2012-2A, BR2, 144A, FRN, 3.145%, 11/20/28	United States	2,970,000			2,827,757
	2012-2A, DR2, 144A, FRN, 4.595%, 11/20/28	United States	2,000,000			1,598,441
	2014-2A, CR2, 144A, FRN, 3.335%, 10/20/30	United States	1,000,000			901,397
	2018-3A, B, 144A, FRN, 2.761%, 10/25/30	United States	4,000,000			3,748,635
	2018-3A, C, 144A, FRN, 3.191%, 10/25/30	United States	1,785,715			1,619,891
[e,t]	BlueMountain CLO XXIV Ltd.,
	2019-24A, A2, 144A, FRN, 2.735%, 4/20/31	United States	6,250,000			6,111,742
	2019-24A, C, 144A, FRN, 3.835%, 4/20/31	United States	1,750,000			1,655,568
	2019-24A, D, 144A, FRN, 5.035%, 4/20/31	United States	1,000,000			855,425
[e,t]	Bluemountain Fuji Eur CLO V DAC,
	5A, A, 144A, FRN, 0.91%, 1/15/33	Ireland	14,800,000		EUR	15,531,341
	5A, B, 144A, FRN, 1.55%, 1/15/33	Ireland	4,550,000		EUR	4,617,299

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country/ Organization	Principal Amount	*		Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)

	Diversified Financials (continued)
[e,u]	BlueMountain Fuji U.S. CLO III Ltd.,
	2017-3A, A2, 144A, FRN, 2.369%, (3-month USD LIBOR + 1.15%), 1/15/30	United States	1,000,000			$954,832
	2017-3A, C, 144A, FRN, 2.919%, (3-month USD LIBOR + 1.70%), 1/15/30	United States	500,000			443,152
[e]	BRAVO Residential Funding Trust,
	2019-1, A1C, 144A, 3.50%, 3/25/58	United States	6,769,877			6,859,582
	[t] 2019-2, A3, 144A, FRN, 3.50%, 10/25/44	United States	9,248,516			9,450,734
[e,t]	Burnham Park CLO Ltd., 2016-1A, BR, 144A, FRN, 2.635%, 10/20/29	United States	5,321,575			5,090,040
[e,t]	BX Commercial Mortgage Trust, 2020-BXLP, A, 144A, FRN., 1.614%, 12/15/36	United States	11,550,000			11,183,231
	Capital One Multi-Asset Execution Trust, 2017-A4, A4, 1.99%, 7/17/23	United States	14,230,000			14,295,617
[e,t]	Carlyle Euro CLO DAC, 2019-2A, A2A, 144A, FRN, 1.80%, 8/15/32	Ireland	2,700,000		EUR	2,768,866
[e,u]	Carlyle Global Market Strategies CLO Ltd.,
	2014-1A, A2R2, 144A, FRN, 2.265%, (3-month USD LIBOR + 1.13%), 4/17/31	United States	1,200,000			1,103,514
	2014-4RA, A2, 144A, FRN, 2.819%, (3-month USD LIBOR + 1.60%), 7/15/30	United States	12,000,000			11,024,258
[e,t]	Carlyle GMS Finance MM CLO LLC, 2015-1A, A2R, 144A, FRN, 3.419%, 10/15/31	United States	7,300,000			6,640,895
[e,u]	Carlyle U.S. CLO Ltd.,
	2017-3A, B, 144A, FRN, 3.485%, (3-month USD LIBOR + 2.35%), 7/20/29	United States	1,250,000			1,100,400
	2017-4A, B, 144A, FRN, 3.069%, (3-month USD LIBOR + 1.85%), 1/15/30	United States	1,107,000			980,278
	2017-4A, C, 144A, FRN, 4.019%, (3-month USD LIBOR + 2.80%), 1/15/30	United States	400,000			294,437
	2017-5A, B, 144A, FRN, 2.935%, (3-month USD LIBOR + 1.80%), 1/20/30	United States	2,200,000			1,937,316
[e,u]	Catamaran CLO Ltd., 2014-2A, BR, 144A, FRN, 4.085%, (3-month USD LIBOR + 2.95%), 10/18/26	United States	3,011,300			2,938,098
[e,t]	CIM Trust,
	2018-INV1, A4, 144A, FRN, 4.00%, 8/25/48	United States	6,749,999			6,976,336
	2019-INV1, A1, 144A, FRN, 4.00%, 2/25/49	United States	1,144,756			1,165,350
	2019-INV2, A3, 144A, FRN, 4.00%, 5/25/49	United States	10,498,080			10,750,958
	Citibank Credit Card Issuance Trust, 2018-A1, A1, 2.49%, 1/20/23	United States	13,700,000			13,872,902
[e,t]	Cole Park CLO Ltd., 2015-1A, BR, 144A, FRN, 2.735%, 10/20/28	United States	2,571,429			2,474,582
[e,t]	Columbia Cent CLO 27 Ltd., 2018-27A, A2A, 144A, FRN, 2.591%, 10/25/28	United States	2,307,693			2,188,636
[e]	COMM Mortgage Trust,
	[t] 2014-277P, A, 144A, FRN, 3.732%, 8/10/49	United States	3,880,000			4,111,005
	2015-3BP, A, 144A, 3.178%, 2/10/35	United States	600,000			626,375

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country/ Organization	Principal Amount	*	Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)

	Diversified Financials (continued)
[t]	Conseco Finance Securitizations Corp., 2002-2, M1, FRN, 7.424%, 3/01/33	United States	557,584		$578,278
[t]	Conseco Financial Corp., 1998-6, A8, FRN, 6.66%, 6/01/30	United States	1,913,742		1,942,892
[e,t]	Consumer Loan Underlying Bond CLUB Certificate Issuer Trust I,
	2020-7, PT, 144A, FRN, 14.159%, 4/17/45	United States	3,195,486		2,754,682
	2018-14, PT, 144A, FRN, 9.461%, 9/16/41	United States	1,567,978		1,421,213
	2018-29, PT, 144A, FRN, 28.366%, 12/15/43	United States	520,798		384,773
	2018-8, 144A, FRN, 8.662%, 6/17/41	United States	1,072,240		964,615
	2019-26, PT, 144A, FRN, 19.324%, 8/15/44	United States	2,037,986		1,620,721
	2019-31, PT, 144A, FRN, 22.58%, 9/15/44	United States	1,871,241		1,480,499
	2019-37, PT, 144A, FRN, 21.925%, 10/17/44	United States	1,791,790		1,457,529
	2019-42, PT, 144A, FRN, 20.897%, 11/15/44	United States	1,734,474		1,385,346
	2019-51, PT, 144A, FRN, 17.718%, 1/15/45	United States	4,483,077		3,744,944
	2019-52, PT, 144A, FRN, 17.151%, 1/15/45	United States	5,407,411		4,577,567
	2019-S1, PT, 144A, FRN, 16.345%, 4/15/44	United States	1,450,594		1,142,120
	2019-S2, PT, 144A, FRN, 13.40%, 5/16/44	United States	1,108,916		878,482
	2019-S3, PT, 144A, FRN, 14.312%, 6/15/44	United States	712,727		557,373
	2019-S4, PT, 144A, FRN, 13.259%, 8/15/44	United States	1,558,111		1,241,119
	2019-S5, PT, 144A, FRN, 18.85%, 9/15/44	United States	1,498,975		1,209,087
	2019-S6, PT, 144A, FRN, 12.849%, 10/17/44	United States	1,430,892		1,158,151
	2019-S7, PT, 144A, FRN, 11.521%, 12/15/44	United States	2,762,771		2,234,211
	2019-S8, PT, 144A, FRN, 11.622%, 1/15/45	United States	3,380,929		2,754,589
	2020-2, PT, 144A, FRN, 15.85%, 3/15/45	United States	5,183,456		4,416,115
[e,u]	Cook Park CLO Ltd., 2018-1A, A2, 144A, FRN, 2.255%, (3-month USD LIBOR + 1.12%), 4/17/30	United States	1,000,000		929,743
[u]	Countrywide Asset-Backed Certificates, 2002-3, 1A1, FRN, 1.227%, (1-month USD LIBOR + 0.74%), 5/25/32	United States	1,203		1,161
[t]	Countrywide Home Loans, 2004-11, 2A1, FRN, 3.72%, 7/25/34	United States	1,116,555		1,041,742
	Credit Suisse First Boston Mortgage Securities Corp., 2004-6, 3A1, 5.00%, 5/25/26	United States	162,896		134,050
[e,t]	CSMC Trust, 2014-IVR3, A1, 144A, FRN, 3.50%, 7/25/44	United States	1,432,399		1,459,877
	Discover Card Execution Note Trust,
	2018-A4, A4, 3.11%, 1/16/24	United States	8,230,000		8,476,080
	[t] 2019-A2, A, FRN, 1.084%, 12/15/23	United States	9,250,000		9,228,393
	2019-A3, A, 1.89%, 10/15/24	United States	13,340,000		13,682,303
[e,u]	Dorchester Park CLO Ltd., 2015-1A, CR, 144A, FRN, 2.885%, (3-month USD LIBOR + 1.75%), 4/20/28	United States	1,350,000		1,256,101
[e,t]	Dryden 38 Senior Loan Fund, 2015-38A, CR, 144A, FRN, 3.219%, 7/15/30	United States	2,500,000		2,251,936
[e,t]	Dryden 45 Senior Loan Fund, 2016-45A, CR, 144A, FRN, 3.419%, 10/15/30	United States	1,875,000		1,683,278
[e,u]	Dryden 50 Senior Loan Fund, 2017-50A, A1, 144A, FRN, 2.439%, (3-month USD LIBOR + 1.22%), 7/15/30	United States	2,640,000		2,571,701

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country/ Organization	Principal Amount	*		Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)

[e,u]	Dryden 55 CLO Ltd.,

	2018-55A, C, 144A, FRN, 3.119%, (3-month USD LIBOR + 1.90%), 4/15/31	United States	600,000			$536,536

	2018-55A, D, 144A, FRN, 4.069%, (3-month USD LIBOR + 2.85%), 4/15/31	United States	300,000			237,113

[e,u]	Dryden 58 CLO Ltd.,

	2018-58A, A2, 144A, FRN, 2.385%, (3-month USD LIBOR + 1.25%), 7/17/31	United States	1,600,000			1,493,011

	2018-58A, B, 144A, FRN, 2.635%, (3-month USD LIBOR + 1.50%), 7/17/31	United States	11,000,000			10,223,887

[e,u]	Dryden 64 CLO Ltd., 2018-64A, C, 144A, FRN, 2.885%, (3-month USD LIBOR + 1.75%), 4/18/31	United States	750,000			662,054

[e,t]	Dryden 70 CLO Ltd., 2018-70A, B, 144A, FRN, 2.876%, 1/16/32	United States	560,580			529,336

[e,t]	Dunedin Park CLO DAC,

	1A, A1, 144A, FRN, 1.07%, 10/22/32	Ireland	9,800,000		EUR	10,416,989

	1A, A2A, 144A, FRN, 1.75%, 10/22/32	Ireland	4,700,000		EUR	4,833,832

[e,t]	Eaton Vance CLO Ltd., 2014-1RA, C, 144A, FRN, 3.319%, 7/15/30	United States	789,030			735,526

[e,t]	Eleven Madison Trust Mortgage Trust, 2015-11MD, A, 144A, FRN, 3.673%, 9/10/35	United States	2,005,000			2,127,609

[e,u]	Ellington CLO III Ltd., 2018-3A, A1, 144A, FRN, 2.785%, (3-month USD LIBOR + 1.65%), 7/20/30	United States	3,900,000			3,749,944

[e,t]	Euro-Galaxy III CLO BV, 2013-3A, B2ER, 144A, FRN, 1.50%, 1/17/31	Netherlands	2,050,000		EUR	2,174,585

[e,t]	Euro-Galaxy V CLO BV, 2016-5A, BR, 144A, FRN, 1.60%, 11/10/30	Netherlands	7,400,000		EUR	7,731,657

	FHLMC Structured Agency Credit Risk Debt Notes,

	[u] 2013-DN2, M2, FRN, 4.737%, (1-month USD LIBOR + 4.25%), 11/25/23	United States	8,004,436			6,935,942

	[u] 2014-DN1, M2, FRN, 2.687%, (1-month USD LIBOR + 2.20%), 2/25/24	United States	808,013			774,969

	[u] 2014-DN2, M3, FRN, 4.087%, (1-month USD LIBOR + 3.60%), 4/25/24	United States	16,995,000			11,658,961

	[u] 2014-DN3, M3, FRN, 4.487%, (1-month USD LIBOR + 4.00%), 8/25/24	United States	3,260,995			2,652,379

	[u] 2014-DN4, M3, FRN, 5.037%, (1-month USD LIBOR + 4.55%), 10/25/24	United States	7,541,159			6,366,205

	[u] 2014-HQ1, M3, FRN, 4.587%, (1-month USD LIBOR + 4.10%), 8/25/24	United States	9,046,019			7,805,833

	[u] 2014-HQ2, M2, FRN, 2.687%, (1-month USD LIBOR + 2.20%), 9/25/24	United States	203,002			193,050

	[u] 2014-HQ2, M3, FRN, 4.237%, (1-month USD LIBOR + 3.75%), 9/25/24	United States	14,560,000			11,608,695

	[u] 2014-HQ3, M3, FRN, 5.237%, (1-month USD LIBOR + 4.75%), 10/25/24	United States	2,801,292			2,463,554

	[u] 2015-DN1, M3, FRN, 4.637%, (1-month USD LIBOR + 4.15%), 1/25/25	United States	10,153,695			8,809,268

	[u] 2015-DNA1, M2, FRN, 2.337%, (1-month USD LIBOR + 1.85%), 10/25/27	United States	3,531,185			3,519,867

	[u] 2015-DNA1, M3, FRN, 3.787%, (1-month USD LIBOR + 3.30%), 10/25/27	United States	6,500,000			6,510,013

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country/ Organization	Principal Amount	*	Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
	FHLMC Structured Agency Credit Risk Debt Notes, (continued)
	[u] 2015-DNA2, M3, FRN, 4.387%, (1-month USD LIBOR + 3.90%), 12/25/27	United States	17,341,398		$17,290,623
	[u] 2015-DNA3, M2, FRN, 3.337%, (1-month USD LIBOR + 2.85%), 4/25/28	United States	1,707,344		1,679,486
	[u] 2015-DNA3, M3, FRN, 5.187%, (1-month USD LIBOR + 4.70%), 4/25/28	United States	9,470,000		9,589,046
	[u] 2015-HQ1, M3, FRN, 4.287%, (1-month USD LIBOR + 3.80%), 3/25/25	United States	7,467,991		6,876,763
	[u] 2015-HQ2, M3, FRN, 3.737%, (1-month USD LIBOR + 3.25%), 5/25/25	United States	8,360,000		6,912,476
	[u] 2015-HQA1, M3, FRN, 5.187%, (1-month USD LIBOR + 4.70%), 3/25/28	United States	17,271,729		17,311,882
	[u] 2015-HQA2, M2, FRN, 3.287%, (1-month USD LIBOR + 2.80%), 5/25/28	United States	756,493		751,778
	[u] 2015-HQA2, M3, FRN, 5.287%, (1-month USD LIBOR + 4.80%), 5/25/28	United States	2,000,000		2,007,642
	[u] 2016-DNA1, M2, FRN, 3.387%, (1-month USD LIBOR + 2.90%), 7/25/28	United States	9,273		9,248
	[u] 2016-DNA1, M3, FRN, 6.037%, (1-month USD LIBOR + 5.55%), 7/25/28	United States	25,160,000		25,571,255
	[u] 2016-DNA2, M3, FRN, 5.137%, (1-month USD LIBOR + 4.65%), 10/25/28	United States	15,188,925		15,126,784
	[u] 2016-HQA2, M2, FRN, 2.737%, (1-month USD LIBOR + 2.25%), 11/25/28	United States	166,945		166,898
	[u] 2016-HQA2, M3, FRN, 5.637%, (1-month USD LIBOR + 5.15%), 11/25/28	United States	11,640,000		11,780,520
	[u] 2016-HQA3, M2, FRN, 1.837%, (1-month USD LIBOR + 1.35%), 3/25/29	United States	1,019,454		1,012,501
	[u] 2016-HQA4, M2, FRN, 1.787%, (1-month USD LIBOR + 1.30%), 4/25/29	United States	244,649		243,990
	[t] 2017-DNA1, M2, FRN, 3.737%, 7/25/29	United States	2,900,000		2,798,614
	[t] 2017-DNA2, M2, FRN, 3.937%, 10/25/29	United States	16,080,000		15,637,083
	[u] 2017-DNA3, M2, FRN, 2.987%, (1-month USD LIBOR + 2.50%), 3/25/30	United States	10,350,000		9,866,459
	[t] 2017-HQA1, M2, FRN, 4.037%, 8/25/29	United States	22,613,313		21,095,004
	[t] 2017-HQA3, M2, FRN, 2.837%, 4/25/30	United States	209,723		185,427
[e,t]	Flagship CLO VIII Ltd, 2014-8A, BRR, 144A, FRN, 2.576%, 1/16/26	United States	1,760,000		1,689,056
[e,u]	Flagship CLO VIII Ltd.,
	2014-8A, ARR, 144A, FRN, 2.026%, (3-month USD LIBOR + 0.85%), 1/16/26	United States	2,617,206		2,601,114
	2014-8A, CRR, 144A, FRN, 2.976%, (3-month USD LIBOR + 1.80%), 1/16/26	United States	1,400,000		1,322,441

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country/ Organization	Principal Amount	*	Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[e,t]	Flagstar Mortgage Trust, 2018-6RR, 1A3, 144A, FRN, 4.00%, 10/25/48	United States	5,253,972		$5,306,146
	FNMA Connecticut Avenue Securities,
	[u] 2013-C01, M2, FRN, 5.737%, (1-month USD LIBOR + 5.25%), 10/25/23	United States	18,008,316		15,601,171
	[u] 2014-C01, M2, FRN, 4.887%, (1-month USD LIBOR + 4.40%), 1/25/24	United States	2,973,756		2,395,013
	[u] 2014-C02, 1M2, FRN, 3.087%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	13,505,757		10,330,882
	[b,u] 2014-C02, 2M2, FRN, 3.087%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	3,205,083		2,573,542
	[u] 2014-C03, 1M2, FRN, 3.487%, (1-month USD LIBOR + 3.00%), 7/25/24	United States	21,881,421		17,080,110
	[u] 2014-C03, 2M2, FRN, 3.387%, (1-month USD LIBOR + 2.90%), 7/25/24	United States	18,315,027		14,408,870
	[u] 2014-C04, 1M1, FRN, 5.387%, (1-month USD LIBOR + 4.90%), 11/25/24	United States	12,378,072		9,963,639
	[u] 2014-C04, 2M2, FRN, 5.487%, (1-month USD LIBOR + 5.00%), 11/25/24	United States	4,697,712		4,186,398
	[u] 2015-C01, 1M2, FRN, 4.787%, (1-month USD LIBOR + 4.30%), 2/25/25	United States	9,511,904		7,721,778
	[u] 2015-C01, 2M2, FRN, 5.037%, (1-month USD LIBOR + 4.55%), 2/25/25	United States	4,217,293		3,711,334
	[u] 2015-C02, 1M2, FRN, 4.487%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	10,494,686		8,712,214
	[u] 2015-C02, 2M2, FRN, 4.487%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	5,480,995		4,784,930
	[u] 2015-C03, 1M2, FRN, 5.487%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	11,437,441		8,636,463
	[b,u] 2015-C03, 2M2, FRN, 5.487%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	5,622,490		4,376,883
	[u] 2016-C01, 1M2, FRN, 7.237%, (1-month USD LIBOR + 6.75%), 8/25/28	United States	1,912,514		1,980,637
	[t] 2016-C01, 2M2, FRN, 7.437%, 8/25/28	United States	6,420,293		6,676,965
	[t] 2016-C02, 1M2, FRN, 6.487%, 9/25/28	United States	184,361		189,401
	[t] 2016-C04, 1M2, FRN, 4.737%, 1/25/29	United States	15,658,582		15,538,116
	[t] 2016-C05, 2M2, FRN, 4.937%, 1/25/29	United States	13,153,454		13,041,414
	[t] 2016-C06, 1M2, FRN, 4.737%, 4/25/29	United States	4,720,000		4,660,002
	[t] 2016-C07, 2M2, FRN, 4.837%, 5/25/29	United States	10,091,624		9,996,818
	[u] 2017-C01, 1B1, FRN, 6.237%, (1-month USD LIBOR + 5.75%), 7/25/29	United States	33,000		28,015
	[u] 2017-C01, 1M2, FRN, 4.037%, (1-month USD LIBOR + 3.55%), 7/25/29	United States	20,533,391		19,914,279
	[t] 2017-C02, 2M2, FRN, 4.137%, 9/25/29	United States	3,021,591		2,889,398
	[t] 2017-C03, 1M2, FRN, 3.487%, 10/25/29	United States	2,780,000		2,664,701
	[t] 2017-C03, 2M2, FRN, 3.337%, 11/25/29	United States	570,000		528,941
	[t] 2017-C06, 1M2, FRN, 3.137%, 2/25/30	United States	12,456,749		11,437,910
	[t] 2017-C07, 1M1, FRN, 1.137%, 5/25/30	United States	21,432		21,417

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country/ Organization	Principal Amount	*		Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)

	Diversified Financials (continued)
[e,t]	Galaxy XVIII CLO Ltd., 2018-28A, A2, 144A, FRN, 2.289%, 7/15/31	United States	6,500,000			$6,265,584
[e,t]	Galaxy XXV CLO Ltd., 2018-25A, B, 144A, FRN, 2.641%, 10/25/31	United States	2,000,000			1,876,669
[e,t]	Galaxy XXVI CLO Ltd., 2018-26A, B, 144A, FRN, 3.383%, 11/22/31	United States	2,100,000			1,997,959
[e,u]	Galaxy XXVII CLO Ltd., 2018-27A, A, 144A, FRN, 2.712%, (3-month USD LIBOR + 1.02%), 5/16/31	United States	1,500,000			1,428,884
[e,u]	Gilbert Park CLO Ltd., 2017-1A, B, 144A, FRN, 2.819%, (3-month USD LIBOR + 1.60%), 10/15/30	United States	3,000,000			2,861,250
[t]	Greenpoint Manufactured Housing, 1999-5, M1A, FRN, 8.30%, 10/15/26	United States	279,609			287,316
	GS Mortgage Securities Trust,
	2016-GS3, A4, 2.85%, 10/10/49	United States	600,000			617,080
	2017-GS6, A3, 3.433%, 5/10/50	United States	2,000,000			2,093,524
[u]	GSAA Home Equity Trust,
	2005-5, M3, FRN, 1.432%, (1-month USD LIBOR + 0.945%), 2/25/35	United States	1,292,579			1,300,436
	2005-6, A3, FRN, 0.857%, (1-month USD LIBOR + 0.37%), 6/25/35	United States	17,597			17,600
[t]	GSR Mortgage Loan Trust, 2005-AR1, 1A1, FRN, 4.311%, 1/25/35	United States	201,194			182,650
[e,u]	Halcyon Loan Advisors Funding Ltd., 2018-1A, A2, 144A, FRN, 2.935%, (3-month USD LIBOR + 1.80%), 7/21/31	United States	5,000,000			4,700,000
[e,t]	Harbor Park CLO Ltd.,
	1A, A2, 144A, FRN, 2.535%, 1/20/31	United States	1,710,526			1,621,398
	1A, B1, 144A, FRN, 2.835%, 1/20/31	United States	466,667			442,871
[e,u]	HayFin Kingsland IX Ltd., 2013-6A, BR, 144A, FRN, 2.687%, (3-month USD LIBOR + 1.80%), 4/28/31	United States	5,200,000			4,938,883
[e,t]	Holland Park CLO DAC,
	1A, A1RR, 144A, FRN, 0.92%, 11/14/32	Ireland	30,000,000		EUR	31,605,969
	1A, A2R, 144A, FRN, 1.65%, 11/14/32	Ireland	7,200,000		EUR	7,358,926
[e,t]	HPS Loan Management Ltd.,
	2013A-18, A2, 144A, FRN, 2.669%, 10/15/30	United States	1,400,000			1,322,392
	2013A-18, C, 144A, FRN, 3.369%, 10/15/30	United States	500,000			436,425
[e]	Invitation Homes Trust,
	[u] 2017-SFR2, A, 144A, FRN, 1.601%, (1-month USD LIBOR + 0.85%), 12/17/36	United States	12,981,760			12,641,805
	[u] 2018-SFR3, A, 144A, FRN, 1.751%, (1-month USD LIBOR + 1.00%), 7/17/37	United States	10,715,874			10,483,693
	[t] 2018-SFR4, A, 144A, FRN, 1.851%, 1/17/38	United States	8,840,331			8,680,575
[e,t]	J.P. Morgan Chase Commercial Mortgage Securities Trust, 2016-NINE, A, 144A, FRN, 2.949%, 9/06/38	United States	600,000			617,973
[t]	JP Morgan Mortgage Trust, 2004-A1, 5A1, FRN, 3.967%, 2/25/34	United States	31,356			30,720
	JPMBB Commercial Mortgage Securities Trust,
	2015-C30, A5, 3.822%, 7/15/48	United States	1,500,000			1,636,018
	2016-C1, A5, 3.576%, 3/15/49	United States	1,500,000			1,626,786
[e,u]	LCM 26 Ltd.,
	26A, B, 144A, FRN, 2.535%, (3-month USD LIBOR + 1.40%), 1/20/31	United States	4,500,000			4,112,576
	26A, C, 144A, FRN, 2.935%, (3-month USD LIBOR + 1.80%), 1/20/31	United States	2,000,000			1,753,051

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country/ Organization	Principal Amount	*		Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)

	Diversified Financials (continued)
[e,t]	LCM XVI LP, 2016A, BR2, 144A, FRN, 2.969%, 10/15/31	United States	1,756,602			$1,629,012
[e,t]	LCM XXII Ltd., 22A, A2R, 144A, FRN, 2.585%, 10/20/28	United States	8,500,000			7,933,354
[u]	Lehman XS Trust, 2005-4, 1A4, FRN, 1.047%, (1-month USD LIBOR + 0.56%), 10/25/35	United States	328,967			323,498
[e,u]	Long Point Park CLO Ltd.,
	2017-1A, A2, 144A, FRN, 2.51%, (3-month USD LIBOR + 1.375%), 1/17/30	United States	3,400,000			3,155,250
	2017-1A, B, 144A, FRN, 2.835%, (3-month USD LIBOR + 1.70%), 1/17/30	United States	2,000,000			1,776,130
[e,t]	Mach One ULC, 2004-1A, M, 144A, FRN, 5.45%, 5/28/40	United States	40,110			39,599
[e,t]	Madison Park Euro Funding VIII DAC,
	8A, ARN, 144A, FRN, 0.95%, 4/15/32	Ireland	24,700,000		EUR	25,718,530
	8A, BRN, 144A, FRN, 1.70%, 4/15/32	Ireland	2,800,000		EUR	2,862,144
[e,t]	Madison Park Euro Funding XIV DAC, 2014A, A1N, 144A, FRN, 1.12%, 7/15/32	Ireland	8,000,000		EUR	8,592,595
[e,u]	Madison Park Funding Ltd.,
	2018-28A, B, 144A, FRN, 2.819%, (3-month USD LIBOR + 1.60%), 7/15/30	United States	2,000,000			1,867,475
	2018-28A, C, 144A, FRN, 3.069%, (3-month USD LIBOR + 1.85%), 7/15/30	United States	4,200,000			3,760,891
[e,t]	Madison Park Funding XIV Ltd.,
	2014-14A, BRR, 144A, FRN, 2.798%, 10/22/30	United States	2,500,000			2,372,735
	2014-14A, CRR, 144A, FRN, 3.298%, 10/22/30	United States	937,500			843,901
[e,t]	Madison Park Funding XXII Ltd.22A, CR, 144A, FRN, 3.219%, 1/15/33	United States	2,800,000			2,449,102
[e,u]	Madison Park Funding XXIII Ltd., 2017-23A, B, 144A, FRN, 2.691%, (3-month USD LIBOR + 1.70%), 7/27/30	United States	4,000,000			3,850,882
[e,t]	Madison Park Funding XXIX Ltd.,
	2018-29A, B, 144A, FRN, 2.885%, 10/18/30	United States	4,000,000			3,765,741
	2018-29A, C, 144A, FRN, 3.335%, 10/18/30	United States	995,968			904,778
[e,t]	Madison Park Funding XXXI Ltd.,
	2018-31A, A2A, 144A, FRN, 2.543%, 1/23/31	United States	3,000,000			2,821,361
	2018-31A, B, 144A, FRN, 2.743%, 1/23/31	United States	6,000,000			5,697,983
	2018-31A, C, 144A, FRN, 3.193%, 1/23/31	United States	2,600,000			2,344,735
[e,t]	Magnetite Ltd., 2015-14RA, A1, 144A, FRN, 2.255%, 10/18/31	United States	11,000,000			10,556,589
	MASTR Alternative Loan Trust,
	2003-1, 3A1, 5.00%, 6/25/23	United States	13,134			13,904
	2003-6, 2A1, 5.00%, 8/25/20	United States	23,447			23,493
[u]	Merrill Lynch Mortgage Investors Trust, 2005-A10, A, FRN, 0.697%, (1-month USD LIBOR + 0.21%), 2/25/36	United States	1,619,617			1,584,140
[u]	Merrill Lynch Mortgage Investors Trust Inc., 2003-E, A1, FRN, 1.107%, (1-month USD LIBOR + 0.62%), 10/25/28	United States	404,345			384,268
[e,t]	Mill City Mortgage Loan Trust,
	2016-1, A, 144A, FRN, 2.50%, 4/25/57	United States	4,695,610			4,704,235
	2017-1, A1, 144A, FRN, 2.75%, 11/25/58	United States	825,012			840,590
	2017-3, A1, 144A, FRN, 2.75%, 1/25/61	United States	5,728,193			5,803,606
	2018-1, A1, 144A, FRN, 3.25%, 5/25/62	United States	13,623,222			13,955,476

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country/ Organization	Principal Amount	*	Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)

	Diversified Financials (continued)
[e,t]	Mill City Mortgage Loan Trust, (continued)
	2018-2, A1, 144A, FRN, 3.50%, 5/25/58	United States	3,915,391		$4,044,906
	2018-4, A1B, 144A, FRN, 3.50%, 4/25/66	United States	11,247,206		11,516,480
[e]	Morgan Stanley Capital I Trust,
	[t] 2011-C1, A4, 144A, FRN, 5.033%, 9/15/47	United States	1,129,963		1,144,455
	2014-150E, A, 144A, 3.912%, 9/09/32	United States	450,000		485,656
[e]	Neuberger Berman CLO Ltd.,
	[t] 2016-22A, BR, 144A, FRN, 2.785%, 10/17/30	United States	900,000		845,746
	[u] 2017-26A, C, 144A, FRN, 2.885%, (3-month USD LIBOR + 1.75%), 10/18/30	United States	2,100,000		1,862,790
[e,t]	Neuberger Berman CLO XVIII Ltd.,
	2014-18A, A1BR, 144A, FRN, 2.509%, 10/21/30	United States	2,295,000		2,149,158
	2014-18A, BR2, 144A, FRN, 3.259%, 10/21/30	United States	1,600,000		1,419,106
[e,u]	Neuberger Berman CLO XVI-S Ltd., 2017-16SA, C, 144A, FRN, 2.819%, (3-month USD LIBOR + 1.60%), 1/15/28	United States	400,000		363,333
[e]	Neuberger Berman Loan Advisers CLO Ltd.,
	[u] 2017-26A, B, 144A, FRN, 2.635%, (3-month USD LIBOR + 1.50%), 10/18/30	United States	1,618,420		1,539,404
	[u] 2018-27A, C, 144A, FRN, 2.919%, (3-month USD LIBOR + 1.70%), 1/15/30	United States	500,000		441,623
	[t] 2019-32A, B, 144A, FRN, 2.985%, 1/19/32	United States	7,600,000		7,401,147
	[t] 2019-32A, C, 144A, FRN, 3.785%, 1/19/32	United States	6,000,000		5,582,641
[u]	New York Mortgage Trust, 2005-3, M1, FRN, 1.162%, (1-month USD LIBOR + 0.675%), 2/25/36	United States	180,155		161,108
[e,u]	Newark BSL CLO 2 Ltd., 2017-1A, B, 144A, FRN, 3.341%, (3-month USD LIBOR + 2.35%), 7/25/30	United States	583,989		542,906
[e,u]	NZCG Funding Ltd., 2015-1A, A2R, 144A, FRN, 3.197%, (3-month USD LIBOR + 1.55%), 2/26/31	United States	6,600,000		6,177,498
[e,u]	OBX Trust, 2018-1, A2, 144A, FRN, 1.137%, (1-month USD LIBOR + 0.65%), 6/25/57	United States	2,216,880		2,145,557
[e]	Octagon Investment Partners 18-R Ltd.,
	[t] 2018-18A, A1A, 144A, FRN, 2.136%, 4/16/31	United States	1,000,000		961,983
	[u] 2018-18A, C, 144A, FRN, 3.876%, (3-month USD LIBOR + 2.70%), 4/16/31	United States	1,000,000		781,604
[e,u]	Octagon Investment Partners 26 Ltd.,
	2016-1A, A2R, 144A, FRN, 2.569%, (3-month USD LIBOR + 1.35%), 7/15/30	United States	1,600,000		1,509,278
	2016-1A, BR, 144A, FRN, 2.819%, (3-month USD LIBOR + 1.60%), 7/15/30	United States	2,000,000		1,870,924
[e,t]	Octagon Investment Partners 28 Ltd.,
	2016-1A, A2R, 144A, FRN, 2.47%, 10/24/30	United States	4,000,000		3,744,489
	2016-1A, BR, 144A, FRN, 2.82%, 10/24/30	United States	1,186,282		1,132,549

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country/ Organization	Principal Amount	*		Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)

	Diversified Financials (continued)
[e,u]	Octagon Investment Partners 31 LLC, 2017-1A, C, 144A, FRN, 3.535%, (3-month USD LIBOR + 2.40%), 7/20/30	United States	280,761			$262,064
[e,u]	Octagon Investment Partners 33 Ltd.,
	2017-1A, A2, 144A, FRN, 2.635%, (3-month USD LIBOR + 1.50%), 1/20/31	United States	2,000,000			1,725,099
	2017-1A, B, 144A, FRN, 2.985%, (3-month USD LIBOR + 1.85%), 1/20/31	United States	500,000			417,662
	2017-1A, C, 144A, FRN, 3.885%, (3-month USD LIBOR + 2.75%), 1/20/31	United States	250,000			183,390
[e,u]	Octagon Investment Partners 35 Ltd., 2018-1A, A1B, 144A, FRN, 2.235%, (3-month USD LIBOR + 1.10%), 1/20/31	United States	2,000,000			1,887,684
[e,u]	Octagon Investment Partners 37 Ltd., 2018-2A, A2, 144A, FRN, 2.571%, (3-month USD LIBOR + 1.58%), 7/25/30	United States	1,000,000			925,477
[e,u]	Octagon Investment Partners XVI Ltd.,
	2013-1A, BR, 144A, FRN, 2.735%, (3-month USD LIBOR + 1.60%), 7/17/30	United States	4,000,000			3,706,408
	2013-1A, CR, 144A, FRN, 2.985%, (3-month USD LIBOR + 1.85%), 7/17/30	United States	3,000,000			2,659,500
[e,u]	Octagon Investment Partners XXII Ltd., 2014-1A, CRR, 144A, FRN, 2.998%, (3-month USD LIBOR + 1.90%), 1/22/30	United States	2,100,000			1,875,774
[e,u]	Octagon Investment Partners XXIII Ltd.,
	2015-1A, BR, 144A, FRN, 2.419%, (3-month USD LIBOR + 1.20%), 7/15/27	United States	1,200,000			1,148,551
	2015-1A, DR, 144A, FRN, 3.769%, (3-month USD LIBOR + 2.55%), 7/15/27	United States	600,000			505,096
[e]	Progress Residential Trust,
	2017-SFR1, A, 144A, 2.768%, 8/17/34	United States	408,280			413,240
	2018-SFR2, A, 144A, 3.712%, 8/17/35	United States	3,257,000			3,385,461
[e]	Prosper Pass-Thru Trust III,
	[t] 2020-PT1, A, 144A, FRN, 8.796%, 3/15/26	United States	3,338,351			3,211,617
	[t] 2020-PT2, A, 144A, FRN, 9.444%, 4/15/26	United States	3,660,945			3,564,920
	2020-PT3, A, 144A, FRN, 7.183%, 5/15/26	United States	1,149,130			1,167,935
[e,t]	Provident Funding Mortgage Trust 2019-1, 2019-1, A3, 144A, FRN, 3.00%, 12/25/49	United States	6,714,534			6,842,811
[e,t]	Provident Funding Mortgage Trust, 2020-1, A3, 144A, FRN, 3.00%, 2/25/50	United States	8,040,256			8,239,268
[u]	RAAC, 2004-SP1, AII, FRN, 1.187%, (1-month USD LIBOR + 0.70%), 3/25/34	United States	188,008			181,326
[e,t]	Race Point X CLO Ltd., 2016-10A, B1R, 144A, FRN, 2.641%, 7/25/31	United States	700,000			645,415
[e,u]	Radnor RE Ltd., 2018-1, M1, 144A, FRN, 1.887%, (1-month USD LIBOR + 1.40%), 3/25/28	United States	983,043			977,272
[e,t]	Sequoia Mortgage Trust, 2016-2, A4, 144A, FRN, 3.50%, 8/25/46	United States	11,183,588			11,403,726
[e,t]	Sound Point Euro CLO II Funding DAC,
	2A, A, 144A, FRN, 1.11%, 10/26/32	Ireland	9,800,000		EUR	10,387,001
	2A, B1, 144A, FRN, 1.85%, 10/26/32	Ireland	5,150,000		EUR	5,356,910

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country/ Organization	Principal Amount	*	Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)

	Diversified Financials (continued)
[t]	Structured ARM Loan Trust, 2004-12, 3A1, FRN, 3.83%, 9/25/34	United States	1,028,666		$1,005,590
[u]	Structured Asset Mortgage Investments II Trust, 2004-AR6, A1A, FRN, 1.418%, (1-month USD LIBOR + 0.70%), 2/19/35	United States	1,057,026		939,082
[e]	TCI-Flatiron CLO Ltd.,
	[t] 2017-1A, A, 144A, FRN, 2.892%, 11/18/30	United States	2,000,000		1,937,403
	[u] 2017-1A, B, 144A, FRN, 3.252%, (3-month USD LIBOR + 1.56%), 11/18/30	United States	2,000,000		1,877,496
	[u] 2017-1A, C, 144A, FRN, 3.542%, (3-month USD LIBOR + 1.85%), 11/18/30	United States	1,700,000		1,522,552
	Thornburg Mortgage Securities Trust,
	[u] 2004-3, A, FRN, 1.227%, (1-month USD LIBOR + 0.74%), 9/25/34	United States	646,341		574,928
	[t] 2005-1, A3, FRN, 3.648%, 4/25/45	United States	160,380		146,677
[e]	Towd Point Mortgage Trust,
	[t] 2015-1, 144A, FRN, 2.75%, 11/25/60	United States	344,245		345,942
	2015-1, AE, 144A, 3.00%, 10/25/53	United States	2,883,159		2,898,831
	[t] 2015-2, 2A1, 144A, FRN, 3.75%, 11/25/57	United States	493,463		497,991
	[t] 2015-3, A1A, 144A, FRN, 3.50%, 3/25/54	United States	1,395,309		1,406,171
	[t] 2015-3, A1B, 144A, FRN, 3.00%, 3/25/54	United States	644,333		647,388
	[t] 2016-1, A1, 144A, FRN, 3.50%, 2/25/55	United States	6,270,995		6,353,996
	[t] 2016-2, A1A, 144A, FRN, 2.75%, 8/25/55	United States	669,467		672,817
	[t] 2016-3, A1, 144A, FRN, 2.25%, 4/25/56	United States	7,820,279		7,827,022
	[t] 2016-4, A1, 144A, FRN, 2.25%, 7/25/56	United States	11,007,531		11,009,768
	[t] 2016-5, A1, 144A, FRN, 2.50%, 10/25/56	United States	3,690,881		3,687,684
	[t] 2017-1, A1, 144A, FRN, 2.75%, 10/25/56	United States	11,096,557		11,189,737
	[t] 2017-2, A1, 144A, FRN, 2.75%, 4/25/57	United States	10,953,318		10,996,145
	[t] 2017-4, A1, 144A, FRN, 2.75%, 6/25/57	United States	12,883,392		13,021,898
	[u] 2017-5, A1, 144A, FRN, 1.087%, (1-month USD LIBOR + 0.60%), 2/25/57	United States	2,316,383		2,269,499
	[t] 2018-1, A1, 144A, FRN, 3.00%, 1/25/58	United States	3,045,670		3,110,470
	[t] 2018-2, A1, 144A, FRN, 3.25%, 3/25/58	United States	6,385,007		6,523,949
	[t] 2018-3, A1, 144A, FRN, 3.75%, 5/25/58	United States	13,138,603		13,706,130
	[t] 2018-4, A1, 144A, FRN, 3.00%, 6/25/58	United States	17,510,838		17,973,506
	[t] 2018-5, A1A, 144A, FRN, 3.25%, 7/25/58	United States	3,990,413		4,100,831
	[t] 2018-6, A1A, 144A, FRN, 3.75%, 3/25/58	United States	6,245,025		6,491,967
	[t] 2019-1, A1, 144A, FRN, 3.75%, 3/25/58	United States	14,345,257		14,928,406
[b,e,t]	Upgrade Master Pass-Thru Trust,
	2019-PT1, A, 144A, FRN, 10.739%, 6/15/25	United States	848,871		644,565
	2019-PT2, A, 144A, FRN, 12.57%, 2/15/26	United States	3,163,364		2,941,615
[e]	Voya CLO Ltd.,
	[u] 2013-2A, A1R, 144A, FRN, 1.961%, (3-month USD LIBOR + 0.97%), 4/25/31	United States	11,800,000		11,239,123
	[u] 2013-2A, CR, 144A, FRN, 3.741%, (3-month USD LIBOR + 2.75%), 4/25/31	United States	375,000		283,125
	[u] 2014-1A, BR2, 144A, FRN, 3.035%, (3-month USD LIBOR + 1.90%), 4/18/31	United States	2,750,000		2,488,704

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country/ Organization	Principal Amount	*	Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)

	Diversified Financials (continued)
[e]	Voya CLO Ltd., (continued)
	[u]2014-1A, CR2, 144A, FRN, 3.935%, (3-month USD LIBOR + 2.80%), 4/18/31	United States	600,000		$469,699
	[t]2016-3A, A2R, 144A, FRN, 2.535%, 10/18/31	United States	818,182		771,106
	[t]2016-3A, CR, 144A, FRN, 4.385%, 10/18/31	United States	1,698,113		1,363,315
	[u]2017-3A, B, 144A, FRN, 3.485%, (3-month USD LIBOR + 2.35%), 7/20/30	United States	507,690		470,598
	[u]2018-2A, A2, 144A, FRN, 2.469%, (3-month USD LIBOR + 1.25%), 7/15/31	United States	2,500,000		2,349,028
	[t]2018-4A, B, 144A, FRN, 3.069%, 1/15/32	United States	948,052		904,922
[u]	WaMu Mortgage Pass-Through Certificates,
	2005-AR19, A1A1, FRN, 0.757%, (1-month USD LIBOR + 0.27%), 12/25/45	United States	1,810,571		1,677,702
	2005-AR8, 1A1A, FRN, 1.067%, (1-month USD LIBOR + 0.58%), 7/25/45	United States	760,783		671,732

[e,u]	Webster Park CLO Ltd., 2015-1A, A2R, 144A, FRN, 2.735%, (3-month USD LIBOR + 1.60%), 7/20/30	United States	1,750,000		1,616,315
	Wells Fargo Commercial Mortgage Trust, 2016-NXS6, A2, 2.399%, 11/15/49	United States	6,534,000		6,582,306
[e,t]	Wells Fargo Mortgage Backed Securities, 2018-1, A3, 144A, FRN, 3.50%, 7/25/47	United States	4,811,118		4,879,138
[e,u]	West CLO Ltd.,
	2014-1A, A2R, 144A, FRN, 2.485%, (3-month USD LIBOR + 1.35%), 7/18/26	United States	1,530,000		1,524,530
	2014-1A, BR, 144A, FRN, 2.985%, (3-month USD LIBOR + 1.85%), 7/18/26	United States	2,410,000		2,357,159

					1,393,464,535

	Real Estate 0.0%†
[e]	American Homes 4 Rent, 2014-SFR3, A, 144A, 3.678%, 12/17/36	United States	732,364		766,432

	Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $1,546,693,454)				1,416,384,502

	Mortgage-Backed Securities 2.9%
[v]	Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†

	FHLMC, 3.904% - 4.325%, (12-month USD LIBOR +/- MBS Margin), 10/01/36 - 6/01/37	United States	1,232,300		1,282,380

	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 2.4%
[w]	FHLMC 15 Year, 2.50%, 5/01/35	United States	70,870,000		74,103,443
	FHLMC Gold 15 Year, 5.00%, 10/01/23	United States	61,569		64,707
	FHLMC Gold 15 Year, 6.00%, 6/01/23	United States	7,940		8,290
	FHLMC Gold 30 Year, 5.00%, 1/01/39	United States	94,750		108,230

					74,284,670

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country/ Organization	Principal Amount	*	Value

	Mortgage-Backed Securities (continued)

[v]	Federal National Mortgage Association (FNMA) Adjustable Rate 0.4%

	FNMA, 2.10% - 2.792%, (1-month USD LIBOR +/- MBS Margin), 4/01/28 -7/01/34	United States	246,592		$248,470

	FNMA, 4.00%, (Federal COF +/- MBS Margin), 8/01/29	United States	3,213		3,229

	FNMA, 4.125%, (6-month US T-Bill +/- MBS Margin), 8/01/32	United States	81,365		82,075

	FNMA, 3.469% - 4.461%, (US 3 Year CMT T-Note +/- MBS Margin), 2/01/26 -6/01/34	United States	45,130		45,429

	FNMA, 3.014% - 4.547%, (12-month USD LIBOR +/- MBS Margin), 11/01/32 -2/01/44	United States	8,028,486		8,298,314

	FNMA, 4.762%, (US 5 Year CMT T-Note +/- MBS Margin), 2/01/30	United States	48,532		48,719

	FNMA, 2.30% - 4.885%, (6-month USD LIBOR +/- MBS Margin), 9/01/22 -8/01/37	United States	800,840		809,243

	FNMA, 3.071% - 4.895%, (US 1 Year CMT T-Note +/- MBS Margin), 5/01/21 - 10/01/44	United States	2,001,108		2,024,374

	FNMA, 2.239% - 5.624%, (11th District COF +/- MBS Margin), 12/01/25 -12/01/36	United States	93,205		93,908

					11,653,761

	Federal National Mortgage Association (FNMA) Fixed Rate 0.1%

	FNMA 15 Year, 3.50%, 10/01/25	United States	549,482		581,466

	FNMA 15 Year, 4.00%, 12/01/25	United States	826,884		875,467

	FNMA 15 Year, 4.50%, 5/01/23 - 6/01/25	United States	511,054		543,520

	FNMA 30 Year, 5.00%, 3/01/38	United States	19,350		22,040

					2,022,493

[v]	Government National Mortgage Association (GNMA) Adjustable Rate 0.0%†

	GNMA, 3.25% - 3.875%, (US 1 Year CMT T-Note +/- MBS Margin), 4/20/26 - 9/20/26	United States	13,278		13,446

	Total Mortgage-Backed Securities (Cost $89,329,145)				89,256,750

	Municipal Bonds 2.7%

	California State GO, Various Purpose, Refunding, 2.375%, 10/01/26	United States	18,195,000		18,858,754

	Cincinnati GO, Various Purpose, Improvement and Refunding, Series A, 5.00%, 12/01/25	United States	100,000		118,383

	Citizens Property Insurance Corp. Revenue, Coastal Account, senior secured, Series A-1, 5.00%, 6/01/22	United States	125,000		131,934

	Colorado State Board of Governors University Enterprise System Revenue, Green Bonds, Series E-2, 5.00%, 3/01/25	United States	100,000		117,479

	Honolulu City and County Wastewater System Revenue, Second Bond Resolution, Refunding, Junior Series B, 2.233%, 7/01/24	United States	2,470,000		2,546,619

	Massachusetts State College Building Authority Revenue, Refunding, Series C, 2.256%, 5/01/26	United States	2,635,000		2,653,076

	New York State GO, Refunding, Series B, 2.12%, 2/15/25	United States	18,195,000		18,542,888

	New York State Urban Development Corp. Sales Tax Revenue, Series B, 2.25%, 3/15/26	United States	20,685,000		20,944,183

	Oregon State Department Of Transportation Highway User Tax Revenue, senior lien, Refunding, Series B, 2.18%, 11/15/25	United States	3,640,000		3,743,012

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country/ Organization	Principal Amount	*	Value

	Municipal Bonds (continued)

	Orlando Health Obligated Group, 3.777%, 10/01/28	United States	105,000		$111,464

	Providence St. Joseph Health Obligated Group, 2.746%, 10/01/26	United States	15,000		16,044

	San Jose RDA Successor Agency Tax Allocation,

	Senior, Refunding, Series A-T, 2.48%, 8/01/21	United States	1,595,000		1,614,315

	Senior, Refunding, Series A-T, 2.63%, 8/01/22	United States	5,320,000		5,441,668

	Senior, Refunding, Series A-T, 3.226%, 8/01/27	United States	190,000		201,387

	Teays Valley Local School District GO, Pickaway Fairfield and Franklin Counties, Refunding, 4.00%, 12/01/26	United States	100,000		108,607

	Texas State GO, Transportation Commission Highway Improvement, Series A, 5.00%, 4/01/21	United States	2,690,000		2,792,785

	Texas State University System Financing Revenue, Refunding, Series B, 2.351%, 3/15/26	United States	4,825,000		4,950,016

	Total Municipal Bonds (Cost $81,121,153)				82,892,614

			Shares

	Escrows and Litigation Trusts 0.0%
[a,b]	Millennium Corporate Claim Trust, Escrow Account	United States	477,205		—
[a,b]	Millennium Lender Claim Trust, Escrow Account	United States	477,205		—
[a,b,c]	Remington Outdoor Co. Inc., Litigation Units	United States	16,078		—

	Total Escrows and Litigation Trusts (Cost $—)				—

	Total Investments before Short Term Investments (Cost $3,236,479,321)				3,059,017,591

			Principal Amount*

	Short Term Investments 1.9%

	U.S. Government and Agency Securities (Cost $6,680,305) 0.2%
[x]	U.S. Treasury Bill, 6/04/20 - 8/13/20	United States	6,700,000		6,698,733

	Total Investments before Money Market Funds (Cost $3,243,159,626)				3,065,716,324

			Shares

	Money Market Funds (Cost $52,307,992) 1.7%
[d,y]	Institutional Fiduciary Trust Money Market Portfolio, 0.01%	United States	52,307,992		52,307,992

	Total Investments (Cost $3,295,467,618) 100.9%				3,118,024,316

	Options Written (0.1)%				(2,553,694)

	Other Assets, less Liabilities (0.8)%				(25,296,559)

	Net Assets 100.0%				$3,090,174,063

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Number of Contracts	Notional Amount	*	Value

[z]	Options Written (Premiums received $83,509) (0.1)%

	Puts - Over-the-Counter

	Credit Default Swaptions (0.1)%

	Buy protection on CDX.NA.HY.33, Counterparty CITI, Premium Rate 5.00%, Strike Price $105.75, Expires 5/20/20	1	20,493,000		$(2,553,694)

†Rounds to less than 0.1% of net assets.

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 14 regarding fair value measurements.

cSee Note 9 regarding restricted securities.

dSee Note 3(f) regarding investments in affiliated management investment companies.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At April 30, 2020, the aggregate value of these securities was $1,186,559,288, representing 38.2% of net assets.

fSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At April 30, 2020, the aggregate value of these securities was $104,240,331, representing 3.4% of net assets.

gIncome may be received in additional securities and/or cash.

hThe coupon rate shown represents the rate at period end.

iPrincipal amount is stated in 1,000 Brazilian Real Units.

jSee Note 7 regarding defaulted securities.

kSee Note 1(f) regarding loan participation notes.

lPerpetual security with no stated maturity date.

mSecurity purchased on a when-issued basis. See Note 1(d).

nSee Note 1(j) regarding senior floating rate interests.

oSecurity purchased on a delayed delivery basis. See Note 1(d).

pA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

qSee Note 1(k) regarding Marketplace lending.

rA supranational organization is an entity formed by two or more central governments through international treaties.

sPrincipal amount of security is adjusted for inflation. See Note 1(m).

tAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

uThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

vAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

wSecurity purchased on a to-be-announced (TBA) basis. See Note 1(d).

xThe security was issued on a discount basis with no stated coupon rate.

yThe rate shown is the annualized seven-day effective yield at period end.

zSee Note 1(e) regarding written options.

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

At April 30, 2020, the Fund had the following futures contracts outstanding. See Note 1(e).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount	*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Interest Rate Contracts
Australian 3 Yr. Bond	Long	743	$56,733,215		6/15/20	$ 339,074
Canada 10 Yr. Bond	Long	614	65,904,196		6/19/20	3,956,295
CME Ultra Long Term U.S. Treasury Bond	Short	39	8,766,469		6/19/20	(723,981)
Euro-BOBL	Short	40	5,958,416		6/08/20	24,072
Euro-Bund	Short	5	955,615		6/08/20	8,323
Euro-OAT	Long	335	61,970,654		6/08/20	623,595
U.S. Treasury 10 Yr. Note	Short	789	109,720,312		6/19/20	(3,160,547)
U.S. Treasury 2 Yr. Note	Long	2,915	642,552,539		6/30/20	5,393,709
U.S. Treasury 30 Yr. Bond	Short	95	17,197,969		6/19/20	(1,018,416)
U.S. Treasury 5 Yr. Note	Short	850	106,661,719		6/30/20	(429,920)
Ultra 10 Yr. U.S. Treasury Note	Short	220	34,546,875		6/19/20	(1,333,676)

Total Futures Contracts						$3,678,528

*As of period end.

At April 30, 2020, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts

Brazilian Real	JPHQ	Sell	2,520,623	560,247			5/13/20	$ 97,166	$ —

Brazilian Real	JPHQ	Sell	4,945,000	1,113,914			6/02/20	206,600	—

Indonesian Rupiah	JPHQ	Buy	47,801,500,000	3,375,384			6/15/20	—	(248,706)

Australian Dollar	JPHQ	Sell	17,920,000	12,354,586			7/02/20	675,014	—

Turkish Lira	JPHQ	Buy	12,510,000	1,815,807			7/14/20	—	(64,230)

Japanese Yen	CITI	Buy	4,360,480,600	40,600,000			7/16/20	76,099	—

Japanese Yen	CITI	Sell	4,360,480,600	40,582,430			7/16/20	—	(93,670)

Australian Dollar	JPHQ	Sell	5,800,000	3,983,498			7/21/20	203,248	—

Japanese Yen	JPHQ	Buy	3,242,700,000	29,963,683			7/22/20	288,631	—

Canadian Dollar	JPHQ	Sell	54,366,003	41,362,155			7/23/20	2,301,511	—

Danish Krone	JPHQ	Sell	108,670,307	16,227,683			7/23/20	239,546	—

Euro	JPHQ	Sell	42,415,113	47,271,731			7/23/20	714,387	—

Mexican Peso	JPHQ	Buy	48,650,000	2,520,895			7/23/20	—	(528,757)

Norwegian Krone	JPHQ	Buy	86,200,000	9,531,260			7/23/20	—	(1,113,975)

Norwegian Krone	JPHQ	Sell	86,200,000	8,457,614			7/23/20	40,329	—

Euro	JPHQ	Sell	35,750,927	41,072,961			8/05/20	1,819,210	—

Australian Dollar	JPHQ	Sell	23,500,000	14,200,110			8/06/20	—	(1,116,369)

Japanese Yen	JPHQ	Buy	2,130,000,000	19,977,490			8/13/20	—	(97,456)

Japanese Yen	JPHQ	Sell	1,700,000,000	15,836,596			8/13/20	—	(30,098)

Singapore Dollar	JPHQ	Sell	71,000,000	5,295,183,550		JPY	8/13/20	—	(945,714)

Chinese Yuan Renminbi	JPHQ	Buy	81,750,000	11,713,209			8/21/20	—	(193,940)

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Chinese Yuan Renminbi	JPHQ	Sell	81,750,000	11,611,226		8/21/20	$ 91,957	$—
Japanese Yen	JPHQ	Buy	1,236,500,000	11,829,083		9/14/20	—	(280,964)
Canadian Dollar	JPHQ	Buy	43,524,355	31,430,066		9/15/20	—	(154,243)
Canadian Dollar	JPHQ	Sell	12,370,000	8,932,698		9/15/20	43,837	—
Euro	BZWS	Sell	194,860	219,231		9/15/20	5,076	—
Euro	CITI	Sell	391,262	439,501		9/15/20	9,496	—
Euro	DBAB	Sell	3,487,136	3,923,516		9/15/20	91,085	—
Euro	GSCO	Sell	420,000	472,353		9/15/20	10,765	—
Euro	JPHQ	Sell	7,135,500	7,737,665		9/15/20	—	(104,389)
Euro	JPHQ	Sell	56,783,315	63,875,551		9/15/20	1,469,578	—
Norwegian Krone	JPHQ	Buy	109,600,000	10,851,700		9/15/20	—	(148,458)
Norwegian Krone	JPHQ	Sell	109,600,000	10,745,098		9/15/20	41,856	—
South Korean Won	JPHQ	Sell	3,920,000,000	3,193,483		9/16/20	—	(42,496)

Total Forward Exchange Contracts							$ 8,425,391	$ (5,163,465)

Net unrealized appreciation (depreciation)							$ 3,261,926

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At April 30, 2020, the Fund had the following credit default swap contracts outstanding. See Note 1(e).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

Centrally Cleared Swap Contracts

Contracts to Sell Protection[c,d]

Traded Index

CDX.EM.32	1.00%	Quarterly		12/20/24	$ 67,620,000	$(6,232,627)	$(3,735,798)	$(2,496,829)

CDX.NA.HY.33	5.00%	Quarterly		12/20/24	43,115,000	(2,182,249)	(160,196)	(2,022,053)	Non-

									Investment

									Grade

CDX.NA.IG.31	1.00%	Quarterly		12/20/21	74,600,000	369,104	665,761	(296,657)	Investment

									Grade

CDX.NA.IG.33	1.00%	Quarterly		12/20/24	160,000,000	1,342,686	1,901,639	(558,953)	Investment

									Grade

Total Centrally Cleared Swap Contracts						$(6,703,086)	$(1,328,594)	$(5,374,492)

OTC Swap Contracts

Contracts to Buy Protection[c]

Single Name
AES Corp.	(5.00)%	Quarterly	CITI	3/20/21	$ 2,750,000	$ (126,820)	$ (104,512)	$ (22,308)
Ally Financial Inc.	(5.00)%	Quarterly	JPHQ	12/20/24	13,600,000	(1,825,296)	(2,359,305)	534,009
Avon Products Inc.	(5.00)%	Quarterly	CITI	3/20/23	5,835,000	128,941	(490,170)	619,111
CenturyLink Inc.	(5.00)%	Quarterly	BZWS	6/20/21	4,700,000	(200,228)	(126,823)	(73,405)

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

Credit Default Swap Contracts (continued)

	Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount	[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating	[b]

	OTC Swap Contracts (continued)
	Contracts to Buy Protection[c] (continued)
	Single Name (continued)
	Chesapeake Energy Corp.	(5.00)%	Quarterly	CITI	6/20/20	$495,000		$327,415	$44,828	$282,587
	Chesapeake Energy Corp.	(5.00)%	Quarterly	JPHQ	6/20/20	1,968,100		1,301,789	198,852	1,102,937
	Energy Transfer LP	(5.00)%	Quarterly	MSCO	12/20/20	750,000		(26,123)	(20,224)	(5,899)
	Government of Italy	(1.00)%	Quarterly	BZWS	6/20/23	4,800,000		120,701	32,816	87,885
	HCA Inc.	(5.00)%	Quarterly	FBCO	3/20/22	2,050,000		(178,602)	(141,693)	(36,909)
	Nabors Industries Inc.	(1.00)%	Quarterly	CITI	12/20/21	6,200,000		3,600,971	148,191	3,452,780

	Contracts to Sell Protection[c,d]
	Single Name
	The Goldman Sachs Group Inc.	1.00%	Quarterly	JPHQ	12/20/24	13,600,000		135,926	217,432	(81,506)	BBB+
	Government of Argentina	5.00%	Quarterly	CITI	12/20/21	8,045,000		(5,943,019)	(3,496,567)	(2,446,452)	CC
	Government of Indonesia	1.00%	Quarterly	CITI	12/20/24	6,250,000		(244,807)	37,963	(282,770)	NR
	Government of Italy	1.00%	Quarterly	BZWS	6/20/23	4,800,000		(120,701)	(143,903)	23,202	NR
	Government of Russia	1.00%	Quarterly	CITI	12/20/24	4,320,000		(106,270)	39,750	(146,020)	BBB-
	Morgan Stanley	1.00%	Quarterly	JPHQ	12/20/24	13,600,000		163,314	238,643	(75,329)	BBB+
	Nabors Industries Inc.	1.00%	Quarterly	CITI	12/20/23	6,200,000		(4,832,410)	(675,758)	(4,156,652)	CCC+
	Sprint Communications Inc.	5.00%	Quarterly	JPHQ	9/20/20	12,000		277	—	277	B

	Traded Index
[e]	BNP Paribas Bespoke Bordeaux Index, Mezzanine Tranche 7-10%	2.10%	Quarterly	BNDP	6/20/20	300,000		(7,061)	—	(7,061)	Non-
											Investment
											Grade
[e]	BNP Paribas Bespoke Rodez Index, Mezzanine Tranche 5-7%	2.00%	Quarterly	BNDP	12/20/20	4,100,000		(970,551)	—	(970,551)	Non-
											Investment
											Grade
[e]	BNP Paribas Bespoke Rodez2 Index, Mezzanine Tranche 5-7%	3.20%	Quarterly	BNDP	12/20/20	2,340,000		(439,831)	—	(439,831)	Non-
											Investment
											Grade
[e]	Citibank Bespoke Bogota Index, Mezzanine Tranche 7-10%	1.35%	Quarterly	CITI	6/20/20	1,650,000		(35,248)	—	(35,248)	Non-
											Investment
											Grade

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

Credit Default Swap Contracts (continued)

	Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount	[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating	[b]

	OTC Swap Contracts (continued)
	Contracts to Sell Protection[c,d] (continued)
	Traded Index (continued)
[e]	Citibank Bespoke Palma Index, Mezzanine Tranche 5-7%	2.30%	Quarterly	CITI	6/20/21	$4,910,000		$(1,062,660)	$—	$(1,062,660)	Non-
											Investment
											Grade
[e]	Citibank Bespoke Phoenix Index, Mezzanine Tranche 5-7%	2.90%	Quarterly	CITI	12/20/21	3,500,000		(952,705)	—	(952,705)	Non-
											Investment
											Grade
[e]	Citibank Bespoke Singapore Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/20	5,770,000		(1,822,332)	(112,494)	(1,709,838)	Non-
											Investment
											Grade
[e,f]	Citibank Bespoke Sydney Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/20	798,913		(354,358)	(17,782)	(336,576)	Non-
											Investment
											Grade
[e]	MCDX.NA.30	1.00%	Quarterly	CITI	6/20/28	2,000,000		(41,584)	16,423	(58,007)	Investment
											Grade
[e]	MCDX.NA.31	1.00%	Quarterly	CITI	12/20/23	12,200,000		(15,049)	91,572	(106,621)	Investment
											Grade
[e]	Morgan Stanley Bespoke Pecan Index, Mezzanine Tranche 5-10%	3.98%	Quarterly	MSCO	12/20/21	3,700,000		(1,918,611)	—	(1,918,611)	Non-
											Investment
											Grade
[e]	Morgan Stanley Bespoke Pecan Index, Mezzanine Tranche 5-10%	4.10%	Quarterly	MSCO	12/20/21	3,700,000		(1,718,759)	—	(1,718,759)	Non-

											Investment
											Grade
	Total OTC Swap Contracts							$(17,163,691)	$(6,622,761)	$(10,540,930)

	Total Credit Default Swap Contracts							$(23,866,777)	$(7,951,355)	$(15,915,422)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe fund enters contracts to sell protection to create a long credit position.

eRepresents a custom index comprised of a basket of underlying instruments.

fFair valued using significant unobservable inputs. See Note 14 regarding fair value measurements.

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

At April 30, 2020, the Fund had the following cross-currency swap contracts outstanding. See Note 1(e).

Cross-Currency Swap Contracts

Description	Payment Frequency	Coun- terparty	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts

Receive Floating 3-month USD LIBOR + 1.894%	Quarterly			2,460,000 USD

Pay Fixed 1.50%	Annual	CITI	5/04/21	2,000,000 EUR	$ 266,837

Receive Floating 3-month USD LIBOR + 1.85%	Quarterly			617,500 USD

Pay Fixed 1.50%	Annual	CITI	5/04/21	500,000 EUR	68,930

Receive Floating 3-month USD LIBOR + 2.87%	Quarterly			1,743,000 USD

Pay Fixed 2.50%	Annual	CITI	5/04/21	1,500,000 EUR	83,088

Receive Floating 3-month USD LIBOR + 2.87%	Quarterly			232,400 USD

Pay Fixed 2.50%	Annual	CITI	5/04/21	200,000 EUR	11,080

Receive Floating 3-month USD LIBOR + 1.3025%	Quarterly			496,000 USD

Pay Fixed 1.00%	Annual	JPHQ	5/04/21	400,000 EUR	57,968

Receive Floating 3-month USD LIBOR + 1.334%	Quarterly			4,704,000 USD

Pay Floating 3-month EUR LIBOR + 1.12%	Quarterly	CITI	7/10/21	4,200,000 EUR	120,210

Receive Floating 3-month USD LIBOR + 1.334%	Quarterly			4,256,000 USD

Pay Floating 3-month EUR LIBOR + 1.12%	Quarterly	CITI	7/10/21	3,800,000 EUR	108,762

Receive Floating 3-month USD LIBOR + 1.81%	Quarterly			6,720,000 USD

Pay Floating 3-month EUR LIBOR + 1.6%	Quarterly	CITI	8/12/21	6,000,000 EUR	200,235

Receive Floating 3-month USD LIBOR + 1.81%	Quarterly			1,568,000 USD

Pay Floating 3-month EUR LIBOR + 1.6%	Quarterly	CITI	8/12/21	1,400,000 EUR	46,722

Receive Floating 3-month USD LIBOR + 1.305%	Quarterly			2,988,900 USD

Pay Floating 3-month EUR LIBOR + 1.11%	Quarterly	JPHQ	8/20/21	2,700,000 EUR	49,012

Receive Floating 3-month USD LIBOR + 1.31%	Quarterly			13,875,000 USD

Pay Floating 3-month EUR LIBOR + 1.11%	Quarterly	CITI	8/30/21	12,500,000 EUR	261,863

Receive Floating 3-month USD LIBOR + 1.31%	Quarterly			2,719,500 USD

Pay Floating 3-month EUR LIBOR + 1.11%	Quarterly	CITI	8/30/21	2,450,000 EUR	51,325

Receive Floating 3-month USD LIBOR + 1.23%	Quarterly			15,429,000 USD

Pay Floating 3-month EUR LIBOR + 1.07%	Quarterly	CITI	9/17/21	13,900,000 EUR	258,194

Receive Floating 3-month USD LIBOR + 1.23%	Quarterly			2,941,500 USD

Pay Floating 3-month EUR LIBOR + 1.07%	Quarterly	CITI	9/17/21	2,650,000 EUR	49,224

Receive Floating 3-month USD LIBOR + 1.25%	Quarterly			5,550,000 USD

Pay Floating 3-month EUR LIBOR + 1.1%	Quarterly	CITI	10/30/21	5,000,000 EUR	75,456

Receive Floating 3-month USD LIBOR + 1.1745%	Quarterly			41,106,000 USD

Pay Floating 3-month EUR LIBOR + 1.05%	Quarterly	CITI	11/22/21	37,200,000 EUR	519,776

Receive Floating 3-month USD LIBOR + 1.1745%	Quarterly			4,862,000 USD

Pay Floating 3-month EUR LIBOR + 1.05%	Quarterly	CITI	11/22/21	4,400,000 EUR	61,479

Receive Floating 3-month USD LIBOR + 1.1735%	Quarterly			30,525,000 USD

Pay Floating 3-month EUR LIBOR + 1.05%	Quarterly	CITI	12/10/21	27,500,000 EUR	491,818

Receive Floating 3-month USD LIBOR + 1.3175%	Quarterly			35,242,500 USD

Pay Floating 3-month EUR LIBOR + 1.2%	Quarterly	CITI	12/12/21	31,750,000 EUR	556,559

Receive Floating 3-month USD LIBOR + .84875%	Quarterly			3,472,000 USD

Pay Fixed 0.75%	Annual	DBAB	9/14/22	2,800,000 EUR	376,529

Total Cross Currency Swap Contracts					$3,715,067

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

At April 30, 2020, the Fund had the following interest rate swap contracts outstanding. See Note 1(e).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts

Receive Floating 3-month USD LIBOR	Quarterly

Pay Fixed 2.788%	Semi-Annual	3/26/23	$7,900,000	$ (568,471)

Receive Floating 3-month USD LIBOR	Quarterly

Pay Fixed 2.79%	Semi-Annual	3/28/23	7,900,000	(565,454)

Receive Floating 3-month USD LIBOR	Quarterly

Pay Fixed 2.713%	Semi-Annual	3/29/23	4,700,000	(325,537)

Receive Floating 3-month USD LIBOR	Quarterly

Pay Fixed 2.806%	Semi-Annual	4/17/23	5,800,000	(422,368)

Total Interest Rate Swap Contracts				$(1,881,830)

At April 30, 2020, the Fund had the following inflation index swap contracts outstanding. See Note 1(e).

Inflation Index Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciaton (Depreciation)

Centrally Cleared Swap Contracts
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 1.96%	At maturity	8/31/24	$25,200,000	$ (1,302,866)
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 2.079%	At maturity	9/18/24	1,770,000	(106,550)
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 1.719%	At maturity	8/14/26	16,000,000	(744,228)
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 1.719%	At maturity	8/14/26	2,050,000	(95,511)
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 2.35%	At maturity	9/20/26	5,200,000	(541,014)
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 1.893%	At maturity	1/15/27	123,400,000	(7,423,936)
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 2.313%	At maturity	6/01/28	1,400,000	(158,171)

Total Inflation Index Swap Contracts				$(10,372,276)

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

At April 30, 2020, the Fund had the following total return swap contracts outstanding. See Note 1(e).

Total Return Swap Contracts

Underlying Instruments	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts

Long[a]

Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	BZWS	6/20/20	$45,800,000	$(3,053,478)

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

See Note 10 regarding other derivative information.

See Abbreviations on page 171.

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FRANKLIN INVESTORS SECURITIES TRUST

Consolidated Financial Highlights

Franklin Total Return Fund

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
		2019		2018	2017	2016	2015

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.92	$ 9.31		$ 9.84	$ 9.93	$ 9.87	$ 10.18

Income from investment operations[a]:

Net investment income	0.133 [b]	0.302	[b]	0.269	0.251 [b]	0.231	0.217

Net realized and unrealized gains (losses)	(0.270)	0.618		(0.518)	(0.110)	0.107	(0.220)

Total from investment operations	(0.137)	0.920		(0.249)	0.141	0.338	(0.003)

Less distributions from:

Net investment income and net foreign currency gains	(0.193)	(0.310)		(0.275)	(0.231)	(0.278)	(0.307)

Tax return of capital	—	—		(0.006)	—	—	—

Total distributions	(0.193)	(0.310)		(0.281)	(0.231)	(0.278)	(0.307)

Net asset value, end of period	$ 9.59	$ 9.92		$ 9.31	$ 9.84	$ 9.93	$ 9.87

Total return[c]	(1.41)%	10.01%		(2.57)%	1.47%	3.53%	(0.05)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.88%	0.90%		0.91%	0.91%	0.90%	0.91%

Expenses net of waiver and payments by affiliates[e]	0.84%	0.86%		0.88%	0.87%	0.85%	0.87%

Net investment income	2.73%	3.12%		2.91%	2.58%	2.32%	2.08%

Supplemental data

Net assets, end of period (000’s)	$3,560,331	$3,422,747		$2,763,774	$3,153,751	$3,623,035	$3,527,479

Portfolio turnover rate	100.47%	169.95%	[f]	151.77%	101.07%	287.38%	294.80%

Portfolio turnover rate excluding mortgage dollar rolls[g]	80.53%	98.83%	[f]	84.86%	78.46%	146.15%	95.06%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio activity as a result of in-kind transactions.

gSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
		2019		2018	2017	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.85	$ 9.25		$ 9.77	$ 9.87	$ 9.84	$ 10.16

Income from investment operations[a]:

Net investment income	0.113 [b]	0.262	[b]	0.183	0.212 [b]	0.189	0.172

Net realized and unrealized gains (losses)	(0.270)	0.609		(0.457)	(0.109)	0.100	(0.214)

Total from investment operations	(0.157)	0.871		(0.274)	0.103	0.289	(0.042)

Less distributions from:

Net investment income and net foreign currency gains	(0.173)	(0.271)		(0.241)	(0.203)	(0.259)	(0.278)

Tax return of capital	—	—		(0.005)	—	—	—

Total distributions	(0.173)	(0.271)		(0.246)	(0.203)	(0.259)	(0.278)

Net asset value, end of period	$ 9.52	$ 9.85		$ 9.25	$ 9.77	$ 9.87	$ 9.84

Total return[c]	(1.62)%	9.52%		(2.84)%	0.98%	3.13%	(0.43)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.28%	1.30%		1.31%	1.31%	1.30%	1.31%

Expenses net of waiver and payments by affiliates[e]	1.24%	1.26%		1.28%	1.27%	1.25%	1.27%

Net investment income	2.33%	2.72%		2.51%	2.18%	1.92%	1.68%

Supplemental data

Net assets, end of period (000’s)	$242,255	$236,838		$243,068	$354,269	$449,274	$444,253

Portfolio turnover rate	100.47%	169.95%	[f]	151.77%	101.07%	287.38%	294.80%

Portfolio turnover rate excluding mortgage dollar rolls[g]	80.53%	98.83%	[f]	84.86%	78.46%	146.15%	95.06%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio activity as a result of in-kind transactions.

gSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
		2019		2018	2017	2016	2015

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.88	$ 9.27		$ 9.80	$ 9.90	$ 9.85	$ 10.17

Income from investment operations[a]:

Net investment income	0.120 [b]	0.277	[b]	0.182	0.228 [b]	0.199	0.198

Net realized and unrealized gains (losses)	(0.260)	0.619		(0.453)	(0.115)	0.117	(0.229)

Total from investment operations	(0.140)	0.896		(0.271)	0.113	0.316	(0.031)

Less distributions from:

Net investment income and net foreign currency gains	(0.180)	(0.286)		(0.253)	(0.213)	(0.266)	(0.289)

Tax return of capital	—	—		(0.006)	—	—	—

Total distributions	(0.180)	(0.286)		(0.259)	(0.213)	(0.266)	(0.289)

Net asset value, end of period	$ 9.56	$ 9.88		$ 9.27	$ 9.80	$ 9.90	$ 9.85

Total return[c]	(1.54)%	9.66%		(2.70)%	1.19%	3.31%	(0.32)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.13%	1.15%		1.16%	1.16%	1.15%	1.16%

Expenses net of waiver and payments by affiliates[e]	1.09%	1.11%		1.13%	1.12%	1.10%	1.12%

Net investment income	2.48%	2.87%		2.66%	2.33%	2.07%	1.83%

Supplemental data

Net assets, end of period (000’s)	$17,570	$21,223		$23,620	$36,337	$58,715	$70,506

Portfolio turnover rate	100.47%	169.95%	[f]	151.77%	101.07%	287.38%	294.80%

Portfolio turnover rate excluding mortgage dollar rolls[g]	80.53%	98.83%	[f]	84.86%	78.46%	146.15%	95.06%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio activity as a result of in-kind transactions.

gSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
		2019		2018	2017	2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.99	$ 9.38		$ 9.90	$ 9.98	$ 9.91	$ 10.20

Income from investment operations[a]:

Net investment income	0.151 [b]	0.340	[b]	0.308	0.296 [b]	0.195	0.255 [b]

Net realized and unrealized gains (losses)	(0.269)	0.617		(0.512)	(0.117)	0.173	(0.209)

Total from investment operations	(0.118)	0.957		(0.204)	0.179	0.368	0.046

Less distributions from:

Net investment income and net foreign currency gains	(0.212)	(0.347)		(0.309)	(0.259)	(0.298)	(0.336)

Tax return of capital	—	—		(0.007)	—	—	—

Total distributions	(0.212)	(0.347)		(0.316)	(0.259)	(0.298)	(0.336)

Net asset value, end of period	$ 9.66	$ 9.99		$ 9.38	$ 9.90	$ 9.98	$ 9.91

Total return[c]	(1.21)%	10.35%		(2.10)%	1.75%	3.94%	0.44%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.53%	0.53%		0.54%	0.50%	0.51%	0.50%

Expenses net of waiver and payments by affiliates[e]	0.48%	0.49%		0.49%	0.48%	0.46%	0.46%

Net investment income	3.09%	3.49%		3.30%	2.97%	2.71%	2.49%

Supplemental data

Net assets, end of period (000’s)	$490,489	$481,399		$430,637	$398,732	$93,892	$68,848

Portfolio turnover rate	100.47%	169.95%	[f]	151.77%	101.07%	287.38%	294.80%

Portfolio turnover rate excluding mortgage dollar rolls[g]	80.53%	98.83%	[f]	84.86%	78.46%	146.15%	95.06%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio activity as a result of in-kind transactions.

gSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
		2019		2018	2017	2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.98	$ 9.37		$ 9.89	$ 9.98	$ 9.91	$ 10.20

Income from investment operations[a]:

Net investment income	0.145 [b]	0.328	[b]	0.291	0.275 [b]	0.218	0.127

Net realized and unrealized gains (losses)	(0.269)	0.618		(0.507)	(0.116)	0.142	(0.092)

Total from investment operations	(0.124)	0.946		(0.216)	0.159	0.360	0.035

Less distributions from:

Net investment income and net foreign currency gains	(0.206)	(0.336)		(0.297)	(0.249)	(0.290)	(0.325)

Tax return of capital	—	—		(0.007)	—	—	—

Total distributions	(0.206)	(0.336)		(0.304)	(0.249)	(0.290)	(0.325)

Net asset value, end of period	$ 9.65	$ 9.98		$ 9.37	$ 9.89	$ 9.98	$ 9.91

Total return[c]	(1.27)%	10.23%		(2.22)%	1.65%	3.75%	0.33%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.63%	0.65%		0.66%	0.66%	0.65%	0.66%

Expenses net of waiver and payments by affiliates[e]	0.59%	0.61%		0.63%	0.62%	0.60%	0.62%

Net investment income	2.98%	3.37%		3.16%	2.83%	2.57%	2.33%

Supplemental data

Net assets, end of period (000’s)	$711,112	$863,516		$620,803	$595,239	$740,046	$526,749

Portfolio turnover rate	100.47%	169.95%	[f]	151.77%	101.07%	287.38%	294.80%

Portfolio turnover rate excluding mortgage dollar rolls[g]	80.53%	98.83%[f]		84.86%	78.46%	146.15%	95.06%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio activity as a result of in-kind transactions.

gSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

Consolidated Statement of Investments, April 30, 2020 (unaudited)

Franklin Total Return Fund

		Country/ Organization	Shares/ Warrants		Value

	Common Stocks and Other Equity Interests 0.0%†

	Commercial & Professional Services 0.0%†
[a]	Remington Outdoor Co. Inc.	United States	52,019		$26,010

	Consumer Services 0.0%†
[a,b,c]	Turtle Bay Resort	United States	1,550,567		34,112

	Energy 0.0%†
[a]	Battalion Oil Corp.	United States	531		2,602
[a,c]	Battalion Oil Corp., wts., A, 10/08/22	United States	2,551		7,557
[a,c]	Battalion Oil Corp., wts., B, 10/08/22	United States	3,189		9,338
[a,c]	Battalion Oil Corp., wts., C, 10/08/22	United States	4,100		11,831
	Riviera Resources Inc.	United States	12,605		34,791
[a]	Weatherford International PLC	United States	34,108		153,486

					219,605

	Materials 0.0%†
[a,c,d]	Appvion Operations Inc.	United States	13,033		241,708
[a]	Verso Corp., A	United States	6,954		96,591
[a]	Verso Corp., wts., 7/25/23	United States	732		1,098

					339,397

	Retailing 0.0%
[a,c,d]	K2016470219 South Africa Ltd., A	South Africa	28,762,824		—
[a,c,d]	K2016470219 South Africa Ltd., B	South Africa	2,862,311		—

					—

	Total Common Stocks and Other Equity Interests (Cost $7,661,737)				619,124

	Management Investment Companies 11.7%
	Diversified Financials 11.7%
[e]	Franklin Floating Rate Income Fund	United States	1,549,310		10,984,609
[e]	Franklin Liberty High Yield Corporate ETF	United States	3,830,000		89,845,672
[e]	Franklin Liberty Investment Grade Corporate ETF	United States	18,335,000		467,909,200
[e]	Franklin Liberty Senior Loan ETF	United States	914,900		21,308,021

	Total Management Investment Companies (Cost $596,840,900)				590,047,502

	Preferred Stocks (Cost $2,325,000) 0.0%†
	Diversified Financials 0.0%†
	Citigroup Capital XIII, 8.137%, pfd., 10/30/40	United States	93,000		2,489,610

			Principal Amount	*

	Corporate Bonds 21.3%

	Automobiles & Components 0.3%
[f]	Adient U.S. LLC, senior secured note, 144A, 7.00%, 5/15/26	United States	8,000,000		7,997,600
[f]	Allison Transmission Inc., senior bond, 144A, 5.875%, 6/01/29	United States	6,800,000		6,632,244

					14,629,844

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country/ Organization	Principal Amount	*		Value

	Corporate Bonds (continued)

	Banks 3.1%
[f]	Akbank T.A.S., senior note, 144A, 5.125%, 3/31/25	Turkey	5,000,000			$4,588,495
[g]	Banca Monte dei Paschi di Siena SpA, secured note, Reg S, 2.125%, 11/26/63	Italy	20,000,000		EUR	23,494,897
	Bank of America Corp, senior note, 2.592% to 4/29/30, FRN thereafter, 2.59%, 4/29/31	United States	6,700,000			6,873,597
	Bank of Montreal, senior note, 1.85%, 5/01/25	Canada	9,800,000			9,835,943
[g]	BDO Unibank Inc., senior note, Reg S, 2.95%, 3/06/23	Philippines	1,600,000			1,591,829
	Fifth Third Bancorp, senior note, 2.55%, 5/05/27	United States	6,100,000			6,087,983
	JPMorgan Chase & Co., senior bond, 4.493% to 3/23/30, FRN thereafter, 3/24/31	United States	32,100,000			38,048,270
	Lloyds Banking Group PLC, senior note, 3.87%, 7/09/25	United Kingdom	2,500,000			2,633,121
[g]	Realkredit Danmark A/S,
	secured bond, Reg S, 1.00%, 4/01/27	Denmark	77,800,000		DKK	12,166,278
	senior bond, 10F, Reg S, 1.00%, 4/01/29	Denmark	57,080,000		DKK	8,951,656
	Royal Bank of Canada, secured note, 2.10%, 10/14/21	Canada	11,500,000			11,571,453
	SVB Financial Group, senior note, 3.50%, 1/29/25	United States	6,000,000			6,162,968
	Wells Fargo & Co., sub. bond, 4.65%, 11/04/44	United States	10,000,000			11,728,281
[f]	Westpac Banking Corp., senior secured note, 144A, 2.25%, 11/09/21	Australia	10,800,000			10,881,563

						154,616,334

	Capital Goods 1.1%
[f]	Ahern Rentals Inc., secured note, second lien, 144A, 7.375%, 5/15/23	United States	400,000			191,080
	Aircastle Ltd., senior note, 4.25%, 6/15/26	United States	2,800,000			2,341,262
	Amcor Finance USA Inc., senior note, 3.625%, 4/28/26	Australia	11,800,000			12,360,214
[f]	Beacon Roofing Supply Inc., senior note, 144A, 4.875%, 11/01/25	United States	6,100,000			5,422,595
	Caterpillar Inc., senior note, 2.60%, 4/09/30	United States	17,800,000			18,883,988
	CNH Industrial NV, senior bond, 3.85%, 11/15/27	United Kingdom	4,600,000			4,597,733
	Emerson Electric Co., senior bond, 2.75%, 10/15/50	United States	2,400,000			2,339,694
	General Electric Co., senior note, 3.45%, 5/01/27	United States	2,500,000			2,546,012
[f]	The Manitowoc Co. Inc., secured note, second lien, 144A, 9.00%, 4/01/26	United States	400,000			362,380
[f]	Navistar International Corp., senior secured note, 144A, 9.50%, 5/01/25	United States	2,700,000			2,841,750
[f]	NCI Building Systems Inc., senior secured note, 144A, 8.00%, 4/15/26	United States	400,000			342,404
[c,h]	Onsite Rental Group Operations Pty. Ltd., secured note, PIK, 6.10%, 10/26/23	Australia	183,113			133,901
[f]	Resideo Funding Inc., senior note, 144A, 6.125%, 11/01/26	United States	6,000,000			5,287,800

						57,650,813

	Commercial & Professional Services 0.1%
[f]	Harsco Corp., senior note, 144A, 5.75%, 7/31/27	United States	5,000,000			4,745,000
[f]	Intrado Corp., senior note, 144A, 8.50%, 10/15/25	United States	2,700,000			1,903,905

						6,648,905

	Consumer Durables & Apparel 0.1%
[f]	Ashton Woods USA LLC/Ashton Woods Finance Co., senior note, 144A, 6.75%, 8/01/25	United States	4,600,000			3,920,580

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country/ Organization	Principal Amount	*		Value

	Corporate Bonds (continued)

	Consumer Services 0.1%
[f]	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.25%, 5/15/27	United States	6,000,000			$5,145,150

	Diversified Financials 1.5%
	Capital One Bank USA NA, sub. bond, 3.375%, 2/15/23	United States	6,000,000			6,096,156
	GE Capital International Funding Co., senior bond, 3.373%, 11/15/25	United States	17,000,000			17,506,864
	The Goldman Sachs Group Inc., senior note, 3.75%, 2/25/26	United States	6,300,000			6,796,395
	Goldman Sachs Group Inc., senior note, 2.60%, 2/07/30	United States	10,000,000			9,899,046
	Jyske Realkredit A/S, secured note, 1.00%, 4/01/26	Denmark	68,400,000		DKK	10,654,415
	Morgan Stanley, senior unsecured note, 2.188% to 4/28/25, FRN thereafter, 4/28/26	United States	2,200,000			2,226,562
	Springleaf Finance Corp.,
	senior bond, 5.375%, 11/15/29	United States	3,000,000			2,504,520
	senior note, 6.625%, 1/15/28	United States	4,000,000			3,548,600
[g]	TNB Global Ventures Capital Bhd., senior note, Reg S, 3.244%, 10/19/26	Malaysia	4,300,000			4,386,151
[f]	UBS AG/London, senior note, 144A, 1.75%, 4/21/22	Switzerland	10,000,000			10,048,998

						73,667,707

	Energy 1.1%
[f]	Aker BP ASA, senior note, 144A, 4.75%, 6/15/24	Norway	3,400,000			3,154,143
	Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc.,
	senior note, 4.486%, 5/01/30	United States	800,000			822,960
	senior bond, 4.08%, 12/15/47	United States	1,200,000			1,016,971
	Canadian Natural Resources Ltd., senior bond, 3.85%, 6/01/27	Canada	10,000,000			9,302,712
	Cheniere Corpus Christi Holdings LLC, senior secured note, first lien, 5.875%, 3/31/25	United States	1,600,000			1,659,671
	Enable Midstream Partners LP,
	senior bond, 5.00%, 5/15/44	United States	1,200,000			759,614
	senior note, 3.90%, 5/15/24	United States	3,600,000			2,909,479
	Energy Transfer Operating LP, senior bond, 5.15%, 2/01/43	United States	6,000,000			4,972,929
	EnLink Midstream LLC, senior bond, 5.375%, 6/01/29	United States	400,000			250,320
	EOG Resources Inc., senior bond, 4.375%, 4/15/30	United States	1,100,000			1,229,401
	Exxon Mobil Corp., senior bond, 2.61%, 10/15/30	United States	6,100,000			6,366,088
[f]	Harvest Operations Corp., senior note, 144A, 4.20%, 6/01/23	South Korea	3,800,000			4,089,180
	Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	800,000			325,800
	MPLX LP,
	senior bond, 4.00%, 2/15/25	United States	4,600,000			4,379,254
	senior bond, 4.70%, 4/15/48	United States	2,000,000			1,792,909
	Murphy Oil USA Inc., senior bond, 4.75%, 9/15/29	United States	3,700,000			3,827,095
[i]	Sanchez Energy Corp., senior note, 6.125%, 1/15/23	United States	3,000,000			22,500
	Sunoco Logistics Partners Operations LP, senior note, 4.25%, 4/01/24	United States	6,100,000			6,020,014
[f]	Tullow Oil PLC, senior note, 144A, 7.00%, 3/01/25	Ghana	600,000			315,750
	Valaris PLC, senior bond, 5.75%, 10/01/44	Saudi Arabia	700,000			62,020
[f]	Weatherford International Ltd., senior note, 144A, 11.00%, 12/01/24	United States	1,032,000			759,810

						54,038,620

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country/ Organization	Principal Amount	*		Value

	Corporate Bonds (continued)

	Food & Staples Retailing 0.5%
[f]	Cencosud SA, senior note, 144A, 4.375%, 7/17/27	Chile	9,700,000			$9,123,745
	Costco Wholesale Corp., senior note, 1.375%, 6/20/27	United States	6,900,000			6,944,213
	Kroger Co/The, senior unsecured bond, 2.20%, 5/01/30	United States	6,900,000			6,931,368

						22,999,326

	Food, Beverage & Tobacco 1.3%
	Anheuser-Busch InBev Worldwide Inc., senior bond, 3.50%, 6/01/30	Belgium	10,400,000			11,115,885
	B&G Foods Inc., senior note, 5.25%, 9/15/27	United States	7,000,000			7,099,610
	Bunge Ltd. Finance Corp., senior note, 3.25%, 8/15/26	United States	12,000,000			11,915,018
	Diageo Capital PLC., senior note, 2.00%, 4/29/30	United Kingdom	10,000,000			9,975,892
[f]	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc., senior bond, 144A, 5.50%, 1/15/30	United States	5,200,000			5,289,180
	Kraft Heinz Foods Co., senior bond, 3.00%, 6/01/26	United States	5,100,000			5,068,987
[f]	Post Holdings Inc., senior bond, 144A, 4.625%, 4/15/30	United States	5,800,000			5,720,192
	Reynolds American Inc.,
	senior bond, 5.70%, 8/15/35	United Kingdom	9,300,000			10,900,531
	senior bond, 5.85%, 8/15/45	United Kingdom	300,000			352,998

						67,438,293

	Health Care Equipment & Services 1.1%
	Anthem Inc., senior bond, 2.25%, 5/15/30	United States	4,500,000			4,483,125
[f]	Centene Corp.,
	senior bond, 144A, 4.625%, 12/15/29	United States	1,900,000			2,089,335
	senior note, 144A, 4.25%, 12/15/27	United States	2,400,000			2,522,160
	CHS/Community Health Systems Inc.,
	[f] senior secured note, 144A, 8.00%, 3/15/26	United States	4,000,000			3,853,120
	senior secured note, first lien, 6.25%, 3/31/23	United States	4,000,000			3,745,000
	Cigna Corp.,
	senior note, 4.125%, 11/15/25	United States	5,900,000			6,625,407
	senior note, 2.40%, 3/15/30	United States	10,000,000			10,097,783
	CVS Health Corp., senior bond, 4.30%, 3/25/28	United States	11,800,000			13,317,920
	Edwards Lifesciences Corp., senior note, 4.30%, 6/15/28	United States	1,700,000			1,946,613
[f]	MEDNAX Inc., senior note, 144A, 6.25%, 1/15/27	United States	5,200,000			4,741,048

						53,421,511

	Household & Personal Products 0.2%
	Avon Products Inc., senior bond, 7.00%, 3/15/23	United Kingdom	8,800,000			8,432,688

	Insurance 1.9%
	Aflac Inc.,
	senior note, 0.932%, 1/25/27	United States	1,400,000,000		JPY	13,121,984
	senior note, 3.60%, 4/01/30	United States	6,000,000			6,736,126
[f]	Liberty Mutual Group Inc., senior bond, 144A, 4.569%, 2/01/29	United States	12,000,000			13,468,294
[f]	Metropolitan Life Global Funding I, senior note, 144A, 2.95%, 4/09/30	United States	18,700,000			20,097,743
	Prudential PLC, senior note, 3.125%, 4/14/30	United Kingdom	18,000,000			18,606,894
[f]	Teachers Insurance & Annuity Assn. of America, sub. bond, 144A, 4.90%, 9/15/44	United States	20,400,000			26,093,817

						98,124,858

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country/ Organization	Principal Amount*	Value

	Corporate Bonds (continued)
	Materials 1.0%
	Air Products and Chemicals Inc., senior bond, 2.05%, 5/15/30	United States	4,900,000	$4,993,550
[f]	Braskem Netherlands Finance BV, senior bond, 144A, 4.50%, 1/31/30	Brazil	11,800,000	9,587,500
[f]	Mauser Packaging Solutions Holding Co., senior note, 144A, 7.25%, 4/15/25	United States	8,000,000	6,310,000
[f]	Novelis Corp., senior bond, 144A, 4.75%, 1/30/30	United States	5,000,000	4,473,500
[f]	Plastipak Holdings Inc., senior note, 144A, 6.25%, 10/15/25	United States	7,300,000	6,563,065
	Reliance Steel & Aluminum Co., senior note, 4.50%, 4/15/23	United States	5,600,000	5,821,554
[f]	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, senior note, 144A, 7.00%, 7/15/24	United States	6,000,000	6,050,400
[f]	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., senior note, 144A, 7.50%, 6/15/25	United States	7,500,000	5,765,625

				49,565,194

	Media & Entertainment 0.9%
	AMC Entertainment Holdings Inc., senior sub. bond, 5.75%, 6/15/25	United States	800,000	186,000
[f]	CCO Holdings LLC / CCO Holdings Capital Corp., senior note, 144A, 4.00%, 3/01/23	United States	2,000,000	2,026,700
[f]	CCO Holdings LLC/CCO Holdings Capital Corp., senior bond, 144A, 5.00%, 2/01/28	United States	1,500,000	1,551,975
	Charter Communications Operating LLC/Charter Communications Operating Capital, senior bond, 2.80%, 4/01/31	United States	8,100,000	8,164,640
[f]	CSC Holdings LLC, senior bond, 144A, 5.375%, 2/01/28	United States	3,000,000	3,149,550
[f]	Diamond Sports Group LLC/Diamond Sports Finance Co., first lien, 144A, 5.375%, 8/15/26	United States	6,200,000	4,741,140
	DISH DBS Corp.,
	senior bond, 5.00%, 3/15/23	United States	2,600,000	2,492,750
	senior note, 5.875%, 11/15/24	United States	3,000,000	2,901,120
[f]	Live Nation Entertainment Inc., senior note, 144A, 4.75%, 10/15/27	United States	3,000,000	2,578,920
	Netflix Inc.,
	senior bond, 4.875%, 4/15/28	United States	1,800,000	1,925,514
	[f] senior bond, 144A, 5.375%, 11/15/29	United States	6,000,000	6,617,400
[f]	Nexstar Broadcasting Inc., senior note, 144A, 5.625%, 7/15/27	United States	4,900,000	4,702,285
[f]	Univision Communications Inc., senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	5,300,000	4,683,875

				45,721,869

	Pharmaceuticals, Biotechnology & Life Sciences 0.8%
[f]	AbbVie Inc., senior note, 144A, 3.20%, 11/21/29	United States	10,000,000	10,620,469
[f]	Bausch Health Cos. Inc.,
	senior bond, 144A, 6.125%, 4/15/25	United States	1,800,000	1,828,485
	senior note, 144A, 5.00%, 1/30/28	United States	1,500,000	1,443,450
	Biogen Inc.,
	senior bond, 2.25%, 5/01/30	United States	3,500,000	3,487,524
	senior bond, 5.20%, 9/15/45	United States	18,200,000	23,786,201

				41,166,129

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country/ Organization	Principal Amount*	Value

	Corporate Bonds (continued)
	Real Estate 0.2%
[f]	Five Point Operating Co. LP/Five Point Capital Corp., senior note, 144A, 7.875%, 11/15/25	United States	600,000	$584,250
	National Retail Properties Inc., senior bond, 4.30%, 10/15/28	United States	9,700,000	9,789,796

				10,374,046

	Retailing 0.0%†
[c,f,h]	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	South Africa	2,313,828	2,864
[c,f,h]	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	South Africa	609,326	2,812
[f]	Party City Holdings Inc., senior note, 144A, 6.625%, 8/01/26	United States	5,100,000	529,125

				534,801

	Semiconductors & Semiconductor Equipment 0.5%
[f]	Amkor Technology Inc., senior note, 144A, 6.625%, 9/15/27	United States	1,000,000	1,032,150
	Maxim Integrated Products Inc., senior note, 3.375%, 3/15/23	United States	22,000,000	22,691,412

				23,723,562

	Software & Services 0.2%

	Fiserv Inc., senior bond, 3.85%, 6/01/25	United States	9,300,000	10,240,657

	Technology Hardware & Equipment 0.3%
[f]	CommScope Inc., senior bond, 144A, 5.50%, 6/15/24	United States	2,000,000	1,803,260
[f]	CommScope Technologies LLC, senior bond, 144A, 5.00%, 3/15/27	United States	5,000,000	4,306,500
[f]	Presidio Holdings Inc., senior note, 144A, 8.25%, 2/01/28	United States	7,000,000	6,951,350

				13,061,110

	Telecommunication Services 0.6%
[f]	Altice France Holding SAsenior note, 144A, 10.50%, 5/15/27	Luxembourg	600,000	649,560
[f]	Altice France SA/France, senior secured note, 144A, 5.50%, 1/15/28	France	5,000,000	5,072,750
	Hughes Satellite Systems Corp., senior bond, 6.625%, 8/01/26	United States	5,000,000	5,385,500
[f]	T-Mobile USA Inc., senior secured bond, 144A, 3.875%, 4/15/30	United States	18,000,000	19,779,300

				30,887,110

	Transportation 1.3%
	Burlington Northern and Santa Fe 99-2 Trust, secured bond, 7.57%, 1/02/21	United States	4,608	4,699
	FedEx Corp., senior note, 3.80%, 5/15/25	United States	18,000,000	19,256,938
[f]	Kazakhstan Temir Zholy Finance BV, senior bond, 144A, 6.95%, 7/10/42	Kazakhstan	7,400,000	8,537,935
[f]	Mexico City Airport Trust, senior secured bond, first lien, 144A, 5.50%, 7/31/47	Mexico	4,500,000	3,773,700
[g,j]	RZD Capital PLC, (Russian Railways), loan participation, senior bond, Reg S, 5.70%, 4/05/22	Russia	11,600,000	12,215,960
[f]	Transurban Finance Co. Pty. Ltd., senior secured bond, 144A, 4.125%, 2/02/26	Australia	7,200,000	7,767,618
	Union Pacific Railroad Co. 2005 Pass Through Trust, 2005-1, 5.082%, 1/02/29	United States	93,404	100,580
	United Parcel Service Inc., senior bond, 5.30%, 4/01/50	United States	10,000,000	14,313,272

				65,970,702

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country/ Organization	Principal Amount*	Value

	Corporate Bonds (continued)
	Utilities 3.1%
[f]	Calpine Corp., senior note, 144A, 5.125%, 3/15/28	United States	6,000,000	$5,887,500
[f]	Colbun SA, senior note, 144A, 3.15%, 3/06/30	Chile	4,400,000	4,218,500
	Commonwealth Edison Co., secured bond, 6.45%, 1/15/38	United States	700,000	1,039,054
	Dominion Energy Inc.,
	senior note, 4.25%, 6/01/28	United States	10,000,000	11,237,830
	senior note, 3.375%, 4/01/30	United States	4,351,000	4,733,433
	Duke Energy Corp., senior bond, 3.15%, 8/15/27	United States	15,400,000	16,439,972
[f,k]	EDF SA, junior sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	24,000,000	23,591,760
	Exelon Corp., senior bond, 4.05%, 4/15/30	United States	16,900,000	19,310,379
	Georgia Power Co., senior bond, 4.30%, 3/15/42	United States	9,000,000	10,478,282
[f]	InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	1,900,000	1,695,750
[f]	Israel Electric Corp. Ltd., secured bond, 144A, 4.25%, 8/14/28	Israel	6,700,000	7,101,229
	The Southern Co.,
	senior bond, 3.25%, 7/01/26	United States	7,950,000	8,503,614
	senior bond, 3.70%, 4/30/30	United States	13,900,000	15,456,991
[f]	State Grid Overseas Investment 2016 Ltd.,
	senior note, 144A, 3.50%, 5/04/27	China	10,700,000	11,688,269
	senior note, 144A, 4.25%, 5/02/28	China	6,700,000	7,770,009
[f]	Talen Energy Supply LLC,
	senior note, 144A, 10.50%, 1/15/26	United States	1,500,000	1,246,305
	senior secured note, 144A, 7.25%, 5/15/27	United States	5,500,000	5,470,575
	Virginia Electric & Power Co., senior bond, 6.35%, 11/30/37	United States	520,000	735,733

				156,605,185

	Total Corporate Bonds (Cost $1,067,703,122)			1,068,584,994

[l,m]	Senior Floating Rate Interests 3.1%
	Automobiles & Components 0.1%
	Adient U.S. LLC, Initial Term Loans, 5.45% - 5.742%, (3-month USD LIBOR + 4.00%), 5/06/24	United States	4,074,237	3,698,641
	Clarios Global LP (Power Solutions), Initial Dollar Term Loan, 3.904%, (1-month USD LIBOR + 3.50%), 4/30/26	United States	977,544	888,343
	Thor Industries Inc., Initial USD Term Loans, 4.625% - 4.75%, (1-month USD LIBOR + 3.75%), 2/01/26	United States	2,840,883	2,614,797

				7,201,781

	Capital Goods 0.2%
[h]	Alloy Finco Ltd., Term Loan B, PIK, 14.00%, 3/06/25	United States	101,699	49,578
	Altra Industrial Motion Corp., Term Loan, 2.404%, (1-month USD LIBOR + 2.00%), 10/01/25	United States	1,594,790	1,517,044
[n]	Dynasty Acquisition Co. Inc.,
	Initial Term B-1 Loan, 4.95%, (3-month USD LIBOR + 3.50%), 4/04/26	United States	795,431	703,625
	Initial Term B-2 Loan (CAD), 4.95%, (3-month USD LIBOR + 3.50%), 4/04/26	United States	427,651	378,293

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country/ Organization	Principal Amount*	Value

[l,m]	Senior Floating Rate Interests (continued)
	Capital Goods (continued)
	Navistar Inc., Tranche B Term Loan, 4.22%, (1-month USD LIBOR + 3.50%), 11/06/24	United States	3,413,807	$3,117,943
	Onsite Rental Group Operations Pty. Ltd., Term Loan, 5.50%, (1-month USD LIBOR + 4.50%), 10/25/22	Australia	133,931	110,493
	Strike, LLC,
	Term Loan, 9.45%, (3-month USD LIBOR + 8.00%), 11/30/22	United States	86,443	73,476
	Term Loan, 9.072%, (6-month USD LIBOR + 8.00%), 11/30/22	United States	5,705,226	4,849,442

				10,799,894

	Commercial & Professional Services 0.2%
	Nielsen Finance LLC (VNU Inc.), Class B-4 Term Loans, 2.864%, (1-month USD LIBOR + 2.00%), 10/04/23	United States	3,681,026	3,568,294
	Pitney Bowes Inc., Incremental Tranche Term B Loans, 5.91%, (1-month USD LIBOR + 5.50%), 1/07/25	United States	1,744,616	1,512,002
	Prime Security Services Borrower LLC, Term B-1, 4.266%, (1-month USD LIBOR + 3.25%), 9/12/26	United States	2,232,812	2,138,382
	United Rentals North America Inc., Initial Term Loans, 2.154%, (1-month USD LIBOR + 1.75%), 10/31/25	United States	2,533,957	2,435,992
	Ventia Pty. Ltd., Term B Loans, 4.95%, (3-month USD LIBOR + 3.50%), 5/21/26	Australia	1,941,848	1,786,500

				11,441,170

	Consumer Durables & Apparel 0.0%†
	Champ Acquisition Corp., Initial Term Loan, 6.572%, (3-month USD LIBOR + 5.50%), 12/21/25	United States	645,865	579,664
	Playtika Holding Corp., Term B Loans, 7.072%, (3-month USD LIBOR + 6.00%), 12/10/24	United States	1,471,375	1,462,179

				2,041,843

	Consumer Services 0.2%
	24 Hour Fitness Worldwide Inc., Term Loan, 4.95%, (3-month USD LIBOR + 3.50%), 5/30/25	United States	3,314,697	904,809
	Caesars Resort Collection LLC, Term B Loans, 3.154%, (1-month USD LIBOR + 2.75%), 12/22/24	United States	3,128,198	2,644,632
	Eldorado Resorts Inc., Initial Term Loan, 3.25%, (3-month USD LIBOR + 2.25%), 4/17/24	United States	1,695,099	1,622,704
	Equinox Holdings Inc., Term B-1 Loans, 4.072%, (1-month USD LIBOR + 3.00%), 3/08/24	United States	1,780,612	1,422,820
	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (Yum Brands), Term Loan B, 2.468%, (1-month USD LIBOR + 1.75%), 4/03/25	United States	2,969,697	2,856,941
	NASCAR Holdings Inc., Initial Term Loans, 3.375%, (1-month USD LIBOR + 2.75%), 10/18/26	United States	2,246,491	2,110,699

				11,562,605

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country/ Organization	Principal Amount	*	Value

[l,m]	Senior Floating Rate Interests (continued)

	Diversified Financials 0.2%

[n]	Asurion LLC, Replacement B-6 Term Loans, 3.404%, (1-month USD LIBOR + 3.00%), 11/03/23	United States	1,795,268		$1,722,709

[n]	First Eagle Holdings Inc., Initial Term Loan, 3.95%, (3-month USD LIBOR + 2.50%), 2/01/27	United States	5,333,333		4,973,333

	Trans Union LLC, 2019 Replacement Term B-5 Loans, 2.154%, (1-month USD LIBOR + 1.75%), 11/15/26	United States	2,421,635		2,325,779

					9,021,821

	Energy 0.1%
	Buckeye Partners LP, Initial Term Loans, 3.766%, (1-month USD LIBOR + 2.75%), 11/01/26	United States	1,370,000		1,292,937

[n]	Centurion Pipeline Co. LLC, Initial Term Loans, 3.654%, (1-month USD LIBOR + 3.25%), 9/28/25	United States	1,337,770		1,180,582
[i]	Fieldwood Energy LLC, Closing Date Loans, 6.25%, (3-month USD LIBOR + 5.25%), 4/11/22	United States	5,877,828		1,498,846

	Utex Industries Inc.,
	Initial Term Loan (First Lien), 5.311%, (3-month USD LIBOR + 4.00%), 5/21/21	United States	358,741		99,252
	Second Lien Initial Term Loan, 8.561%, (3-month USD LIBOR + 7.25%), 5/20/22	United States	37,581		5,199

					4,076,816

	Food & Staples Retailing 0.1%
	Aramark Corp.,
	U.S. Term B-2 Loan, 2.154%, (1-month USD LIBOR + 1.75%), 3/28/24	United States	2,657,462		2,529,904
	U.S. Term B-4 Loan, 2.154%, (1-month USD LIBOR + 1.75%), 1/15/27	United States	960,000		908,250

	Whatabrands LLC (Whataburger), 2020 Refinancing Term Loans, 3.732%, (1-month USD LIBOR + 2.75%), 8/02/26	United States	486,406		452,358

					3,890,512

	Food, Beverage & Tobacco 0.2%
	B&G Foods Inc., Tranche B-4 Term Loan, 2.904%, (1-month USD LIBOR + 2.50%), 10/10/26	United States	2,769,817		2,701,148

	CSM Bakery Supplies LLC, Second Lien Term Loan, 9.10%, (3-month USD LIBOR + 7.75%), 7/03/21	United States	337,282		258,582
	JBS USA Lux SA, New Term Loans, 3.072%, (3-month USD LIBOR + 2.00%), 5/01/26	United States	4,607,024		4,470,974

					7,430,704

	Health Care Equipment & Services 0.3%

	Catalent Pharma Solutions Inc., Dollar Term B-2 Loan, 3.25%, (1-month USD LIBOR + 2.25%), 5/17/26	United States	1,994,962		1,970,025
	DaVita Inc., Tranche B-1 Term Loan, 2.154%, (1-month USD LIBOR + 1.75%), 8/12/26	United States	4,657,515		4,549,083

	IQVIA Inc.,
	Term B-2 Dollar Loans, 2.154%, (1-month USD LIBOR + 1.75%), 1/20/25	United States	1,003,234		969,625
	Term B-3 Dollar Loans, 3.20%, (3-month USD LIBOR + 1.75%), 6/11/25	United States	2,874,118		2,776,398

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country/ Organization	Principal Amount	*	Value

[l,m]	Senior Floating Rate Interests (continued)

	Health Care Equipment & Services (continued)

	National Mentor Holdings Inc.,
	Initial Term C Loans, 5.71%, (3-month USD LIBOR + 4.25%), 3/08/26	United States	18,208		$17,389
	Initial Term Loans, 4.66%, (1-month USD LIBOR + 4.25%), 3/08/26	United States	287,693		274,747
	Initial Term Loans, 5.71%, (3-month USD LIBOR + 4.25%), 3/08/26	United States	113,231		108,136

	Phoenix Guarantor Inc., Tranche B-1 Term Loan, 4.079%, (1-month USD LIBOR + 3.25%), 3/05/26	United States	1,666,389		1,566,406

[n]	Inovalon Holdings Inc., Refinancing Date Term Loans, FRN, 3.875%, (1-month USD LIBOR + 3.00%), 4/02/25	United States	144,582		140,606

	US Anesthesia Partners Inc., First Lien Term Loan, 4.00%, (3-month USD LIBOR + 3.00%), 6/23/24	United States	392,325		337,399

					12,709,814

	Household & Personal Products 0.0%†

[c]	FGI Operating Co. LLC (Freedom Group),
	[h] Term Loan, PIK, 12.00%, (3-month USD LIBOR + 10.00%), 5/15/22	United States	594,141		519,022
	Term Loan FILO, 9.50%, (3-month USD LIBOR + 7.50%), 5/15/21	United States	1,127,442		1,122,392

	Knowlton Development Corp., Initial Term Loan, 4.154%, (1-month USD LIBOR + 3.75%), 12/21/25	United States	227,566		205,378

					1,846,792

	Insurance 0.1%

	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issue, Initial Term Loan, 3.154%, (1-month USD LIBOR + 2.75%), 5/10/25	United States	1,546,197		1,452,943

	AssuredPartners Inc., 2020 February Refinancing Term Loans, 3.904%, (1-month USD LIBOR + 3.50%), 2/13/27	United States	997,500		939,146

					2,392,089

	Materials 0.2%

	Appvion Operations Inc.,
	Term Loan, 7.00%, (3-month USD LIBOR + 6.00%), 6/15/26	United States	188,939		185,160
	Term Loan, 8.25%, (Prime + 5.00%), 6/15/26	United States	787		771

[n]	Arconic Corp., Initial Term Loans, 3.24%, (1-month USD LIBOR + 2.75%), 2/04/27	United States	2,430,000		2,417,850

	Axalta Coating Systems U.S. Holdings Inc. (DuPont Performance Coatings), Term B-3 Dollar Loan, 3.20%, (3-month USD LIBOR + 1.75%), 6/01/24	United States	2,492,724		2,434,146

[n,o]	Mauser Packaging Solutions Holding Co., Initial Term Loan, TBD, 4/03/24	United States	930,000		806,775

	Oxbow Carbon LLC, Tranche B Term Loan, 4.154%, (1-month USD LIBOR + 3.75%), 1/04/23	United States	2,466,273		2,231,977

					8,076,679

	Media & Entertainment 0.3%

[n,o]	Banijay Group US Holding Inc., Facility B (USD) Loan, TBD, 2/03/25	France	680,000		630,700

	Charter Communications Operating LLC (CCO Safari III LLC), Term B-2 Loan, 2.16%, (1-month USD LIBOR + 1.75%), 2/01/27	United States	2,969,886		2,867,532

	Diamond Sports Group LLC, Term Loan, 3.82%, (1-month USD LIBOR + 3.25%), 8/24/26	United States	4,863,345		3,990,982

108	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country/ Organization	Principal Amount	*	Value

[l,m]	Senior Floating Rate Interests (continued)
	Media & Entertainment (continued)
	Gray Television Inc., Term C Loan, 3.493%, (1-month USD LIBOR + 2.50%), 1/02/26	United States	3,381,175		$3,205,777
	Lions Gate Capital Holdings LLC, Term A Loan, 2.154%, (1-month USD LIBOR + 1.75%), 3/22/23	Canada	1,586,465		1,495,243
	Mediacom Illinois LLC, Tranche N Term Loan, 1.90%, (1-week USD LIBOR + 1.75%), 2/15/24	United States	1,431,102		1,386,380
	Sinclair Television Group Inc., Tranche B Term Loans, 2.66%, (1-month USD LIBOR + 2.25%), 1/03/24	United States	989,770		928,528
	WideOpenWest Finance LLC, Term B Loan, 4.25%, (1-month USD LIBOR + 3.25%), 8/19/23	United States	537,084		504,188

					15,009,330

	Pharmaceuticals, Biotechnology & Life Sciences 0.2%
	eResearch Technology Inc., Initial Term Loan, 5.50%, (1-month USD LIBOR + 4.50%), 2/04/27	United States	345,454		327,696
	Grifols Worldwide Operations USA Inc., Dollar Tranche B Term Loan, 2.137%, (1-week USD LIBOR + 2.00%), 11/15/27	United States	1,535,187		1,516,820
	Horizon Pharma Inc., Seventh Amendment Refinancing Term Loans, 3.25%, (1-month USD LIBOR + 2.25%), 5/22/26	United States	3,179,283		3,118,345
	Valeant Pharmaceuticals International,
	First Incremental Term Loan, 3.468%, (1-month USD LIBOR + 2.75%), 11/27/25	United States	2,550,000		2,464,848
	Initial Term Loans, 3.718%, (1-month USD LIBOR + 3.00%), 6/02/25	United States	291,777		282,902

					7,710,611

	Real Estate 0.0%†
	Cushman & Wakefield U.S. Borrower LLC, Replacement Term Loan, 3.154%, (1-month USD LIBOR + 2.75%), 8/21/25	United States	700,000		651,750

	Retailing 0.1%
	Bass Pro Group LLC, Initial Term Loans, 6.072%, (3-month USD LIBOR + 5.00%), 9/25/24	United States	1,243,622		1,040,912
	General Nutrition Centers, Inc.,
	Tranche B-2 Term Loans, 9.50%, (1-month USD LIBOR + 8.75%), 3/04/21	United States	436,774		308,199
	Tranche B-2 Term Loans, 10.37%, (3-month USD LIBOR + 8.75%), 3/04/21	United States	588,606		415,335
	Harbor Freight Tools USA Inc., Refinancing Loans, 3.25%, (1-month USD LIBOR + 2.50%), 8/19/23	United States	2,129,009		2,027,881
	Michaels Stores, Inc.,
	2018 New Replacement Term B Loan, 3.50%, (1-month USD LIBOR + 2.50%), 1/28/23	United States	1,370,630		1,130,770
	2018 New Replacement Term B Loan, 3.558% - 3.568%, (3-month USD LIBOR + 2.50%), 1/28/23	United States	1,612,306		1,330,152
	Staples Inc., 2019 Refinancing Term B-1 Loans, 6.016%, (1-month USD LIBOR + 5.00%), 4/12/26	United States	474,415		381,311

					6,634,560

	Semiconductors & Semiconductor Equipment 0.0%†
	ON Semiconductor Corp., 2019 Replacement Term B-4 Loans, 2.404%, (1-month USD LIBOR + 2.00%), 9/18/26	United States	1,239,178		1,195,806

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country/ Organization	Principal Amount	*	Value

[l,m]	Senior Floating Rate Interests (continued)
	Software & Services 0.3%
	DCert Buyer Inc., Initial Term Loans, 4.404%, (1-month USD LIBOR + 4.00%), 10/16/26	United States	1,890,000		$1,793,926
	Go Daddy Operating Co. LLC, Tranche B-2 Term Loan, 2.154%, (1-month USD LIBOR + 1.75%), 2/15/24	United States	4,793,810		4,663,979
[n]	Hyland Software Inc., Term Loans, 4.00%, (1-month USD LIBOR + 3.25%), 7/01/24	United States	397,500		383,041
	Infor (U.S.) Inc. (Lawson), Tranche B-6 Term Loan, 3.75%, (1-month USD LIBOR + 2.75%), 2/01/22	United States	994,872		980,777
	LegalZoom.com Inc., 2018 Term Loans, 4.904%, (1-month USD LIBOR + 4.50%), 11/21/24	United States	3,290,162		3,068,076
[n]	Solera LLC, Dollar Term Loan, 4.363%, (3-month USD LIBOR + 2.75%), 3/03/23	United States	3,269,482		3,111,458
	Surf Holdings LLC (Sophos), Dollar Tranche Term Loan, 4.814%, (3-month USD LIBOR + 3.50%), 3/05/27	United States	765,898		706,541
	TIBCO Software Inc., Term B-3 Loans, 4.16%, (1-month USD LIBOR + 3.75%), 7/31/26	United States	780,000		735,637
	Verscend Holding Corp., Term B Loans, 4.904%, (1-month USD LIBOR + 4.50%), 7/27/25	United States	498,734		472,785
	Waystar (Navicure Inc), Initial Term Loans, 4.404%, (1-month USD LIBOR + 4.00%), 10/22/26	United States	1,000,000		940,000

					16,856,220

	Technology Hardware & Equipment 0.0%†
	CommScope Inc., Initial Term Loans, 3.654%, (1-month USD LIBOR + 3.25%), 4/04/26	United States	2,487,500		2,362,503

	Telecommunication Services 0.1%
	Global Tel*Link Corp.,
	First Lien Term Loan, 5.70%, (3-month USD LIBOR + 4.25%), 11/29/25	United States	1,047,329		918,231
	Second Lien Term Loan, 9.70%, (3-month USD LIBOR + 8.25%), 11/29/26	United States	127,673		103,202
	Aventiv Technologies LLC, Second Lien Initial Loan, 9.25%, (3-month USD LIBOR + 8.25%), 11/01/25	United States	416,510		260,319
	Zayo Group Holdings Inc (Front Range BidCo), Initial Dollar Term Loan, 3.404%, (1-month USD LIBOR + 3.00%), 3/09/27	United States	1,700,000		1,601,720

					2,883,472

	Transportation 0.2%
	Air Canada, Term Loans, 2.468%, (1-month USD LIBOR + 1.75%), 10/06/23	Canada	40,466		36,925
	Allegiant Travel Co., Class B Term Loan, 4.707%, (3-month USD LIBOR + 3.00%), 2/05/24	United States	2,336,917		1,869,534
	Avis Budget Car Rental LLC, Tranche B Term Loans, 2.66%, (1-month USD LIBOR + 2.25%), 8/06/27	United States	3,766,794		2,629,222
[n]	The Kenan Advantage Group Inc., Initial Canadian Term Loan, 4.00%, (1-month USD LIBOR + 3.00%), 7/29/22	United States	383,230		321,594
[n]	Kenan Advantage Group Inc., Initial U.S. Term Loans, 4.00%, (1-month USD LIBOR + 3.00%), 7/31/22	United States	1,611,553		1,352,362
	Westjet Airlines Ltd., Initial Term Loan, 4.00%, (1-month USD LIBOR + 3.00%), 12/11/26	Canada	1,682,841		1,381,613

					7,591,250

110	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country/ Organization	Principal Amount	*		Value

[l,m]	Senior Floating Rate Interests (continued)
	Utilities 0.0%†
	EFS Cogen Holdings I LLC (Linden),
	Term B Advance, 4.25%, (1-month USD LIBOR + 3.25%), 6/28/23	United States	331,235			$320,832
	Term B Advance, 4.71%, (3-month USD LIBOR + 3.25%), 6/28/23	United States	798,414			773,339

						1,094,171

	Total Senior Floating Rate Interests (Cost $173,426,377)					154,482,193

[p]	Marketplace Loans 0.2%
	Diversified Financials 0.2%
[c]	Lending Club LCX, 6.46% - 25.65%, 7/15/22 - 2/24/25	United States	5,253,356			4,898,948
[c]	Upgrade, 13.64% - 30.99%, 10/11/22 - 4/14/25	United States	4,694,397			4,202,564

	Total Marketplace Loans (Cost $9,825,933)					9,101,512

	Foreign Government and Agency Securities 3.3%
[f]	Angolan Government International Bond, senior note, 144A, 8.25%, 5/09/28	Angola	16,700,000			7,431,817

[g]	Banque Centrale de Tunisie International Bond, senior note, Reg S, 5.625%, 2/17/24	Tunisia	16,500,000		EUR	15,058,402

[f]	Banque Ouest Africaine de Developpement, senior note, 144A, 5.00%, 7/27/27	Supranational[q]	10,700,000			9,991,981

[f]	Dominican Republic, senior note, 144A, 8.90%, 2/15/23	Dominican Republic	727,200,000		DOP	11,880,331
[f]	Government of Belarus International Bond, senior note, 144A, 7.625%, 6/29/27	Belarus	13,300,000			13,188,347
	Government of Colombia,
	senior bond, 9.85%, 6/28/27	Colombia	27,300,000,000		COP	7,901,906
	senior bond, 5.00%, 6/15/45	Colombia	13,000,000			13,097,500
[f]	Government of Gabon,
	144A, 6.375%, 12/12/24	Gabon	6,878,488			4,985,666
	senior note, 144A, 6.625%, 2/06/31	Gabon	11,000,000			7,846,130
[f]	Government of Kazakhstan, senior bond, 144A, 4.875%, 10/14/44	Kazakhstan	8,200,000			9,343,843
	Government of Mexico, senior note, 4.15%, 3/28/27	Mexico	17,200,000			17,264,500
	Government of Peru, senior bond, 6.55%, 3/14/37	Peru	5,700,000			8,214,327
	Government of South Africa, senior bond, 7.00%, 2/28/31	South Africa	259,300,000		ZAR	10,836,428
[f]	Government of Ukraine,
	144A, 7.75%, 9/01/20	Ukraine	292,000			285,218
	144A, 7.75%, 9/01/21	Ukraine	229,000			221,679
	144A, 7.75%, 9/01/22	Ukraine	229,000			219,213
	144A, 7.75%, 9/01/23	Ukraine	229,000			218,199
	144A, 7.75%, 9/01/24	Ukraine	229,000			216,913
	144A, 7.75%, 9/01/25	Ukraine	229,000			214,702
	144A, 7.75%, 9/01/26	Ukraine	229,000			212,422
	144A, 7.75%, 9/01/27	Ukraine	229,000			210,618
	[a,r]144A, VRI, GDP Linked Security, 5/31/40	Ukraine	474,000			352,664
	senior bond, 144A, 7.375%, 9/25/32	Ukraine	18,200,000			16,202,186

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country/ Organization	Principal Amount	*		Value

	Foreign Government and Agency Securities (continued)
[s]	Government of Uruguay, senior bond, Index Linked, 3.70%, 6/26/37	Uruguay	535,199,903		UYU	$11,649,343

	Total Foreign Government and Agency Securities (Cost $205,807,414)					167,044,335

	U.S. Government and Agency Securities 12.9%
	U.S. Treasury Bond,
	2.50%, 2/15/46	United States	18,400,000			23,329,906
	2.25%, 8/15/46	United States	58,500,000			71,040,937
	2.75%, 11/15/47	United States	19,500,000			26,120,098
	3.125%, 5/15/48	United States	10,500,000			15,053,555
	3.00%, 8/15/48	United States	17,000,000			23,910,234
	2.875%, 5/15/49	United States	14,000,000			19,392,188
	2.25%, 8/15/49	United States	29,500,000			36,396,777
	[s] Index Linked, 1.75%, 1/15/28	United States	49,385,931			57,471,922
	[s] Index Linked, 3.625%, 4/15/28	United States	43,178,371			56,744,670
	U.S. Treasury Note,
	2.00%, 8/31/21	United States	2,600,000			2,663,324
	1.25%, 8/31/24	United States	30,500,000			31,702,129
	1.50%, 9/30/24	United States	48,700,000			51,174,949
	[s] Index Linked, 1.25%, 7/15/20	United States	9,488,192			9,408,436
	[s] Index Linked, 0.125%, 4/15/22	United States	8,508,526			8,438,473
	[s] Index Linked, 0.125%, 7/15/22	United States	6,973,544			6,968,885
	[s] Index Linked, 0.125%, 1/15/23	United States	7,059,651			7,059,508
	[s] Index Linked, 0.625%, 1/15/24	United States	8,313,991			8,539,198
	[s] Index Linked, 0.125%, 7/15/24	United States	74,618,369			75,864,080
	[s] Index Linked, 0.25%, 1/15/25	United States	4,368,166			4,476,185
	[s] Index Linked, 0.375%, 7/15/25	United States	45,809,728			47,613,758
	[s] Index Linked, 0.625%, 1/15/26	United States	14,695,576			15,494,622
	[s] Index Linked, 0.375%, 7/15/27	United States	45,266,409			47,916,809

	Total U.S. Government and Agency Securities (Cost $582,456,960)					646,780,643

	Asset-Backed Securities and Commercial Mortgage-Backed Securities 29.3%
	Banks 0.6%
[t]	Commercial Mortgage Trust,
	2006-GG7, AJ, FRN, 5.807%, 7/10/38	United States	3,599,000			2,195,390
	2006-GG7, AM, FRN, 5.807%, 7/10/38	United States	715,026			712,282
[f,t]	CSMC, 2009-15R, 3A1, 144A, FRN, 4.073%, 3/26/36	United States	273,788			273,300
[u]	CWABS Inc. Asset-Backed Certificates, 2004-1, M1, FRN, 1.237%, (1-month USD LIBOR + 0.75%), 3/25/34	United States	565,733			556,628
[f,u]	DBCG Mortgage Trust, 2017-BBG, A, 144A, FRN, 1.514%, (1-month USD LIBOR + 0.70%), 6/15/34	United States	9,840,000			9,398,175
[u]	FNMA, 2005-122, FN, FRN, 0.837%, (1-month USD LIBOR + 0.35%), 1/25/36	United States	380,188			369,725
[t]	GE Capital Commercial Mortgage Corp. Trust, 2007-C1, AM, FRN, 5.606%, 12/10/49	United States	1,086,242			925,868

112	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country/ Organization	Principal Amount	*		Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Banks (continued)
[f]	Government of Iraq, 144A, 5.80%, 1/15/28	Iraq	18,000,000			$13,230,000
[u]	Merrill Lynch Mortgage Investors Trust, 2003-A, 1A, FRN, 1.227%, (1-month USD LIBOR + 0.74%), 3/25/28	United States	509,622			477,538
[c]	Weyerhaeuser Mortgage Co., 1984-A, 7.43%, 1/01/24	United States	8,917			8,917

						28,147,823

	Diversified Financials 28.7%
[f,t]	Adagio CLO VIII DAC, VIII-A, B1, 144A, FRN, 1.65%, 4/15/32	Ireland	2,050,000		EUR	2,090,036
	American Express Credit Account Master Trust,
	[t]2018-3, A, FRN, 1.134%, 10/15/25	United States	33,268,000			33,061,762
	2019-3, A, 2.00%, 4/15/25	United States	14,405,000			14,827,899
[u]	American Home Mortgage Investment Trust, 2004-3, 4A, FRN, 3.033%, (6-month USD LIBOR + 1.50%), 10/25/34	United States	724,600			707,536
[u]	Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, 2004-R4, M1, FRN, 1.312%, (1-month USD LIBOR + 0.825%), 6/25/34	United States	1,207,688			1,201,163
[f,t]	AMMC CLO 15 Ltd.,
	2014-15A, ARR, 144A, FRN, 2.479%, 1/15/32	United States	3,000,000			2,842,425
	2014-15A, BRR, 144A, FRN, 3.019%, 1/15/32	United States	922,984			873,810
[f,u]	AMMC CLO 21 Ltd., 2017-21A, C, 144A, FRN, 3.863%, (3-month USD LIBOR + 2.10%), 11/02/30	United States	1,000,000			894,531
[f,u]	AMMC CLO XI Ltd.,
	2012-11A, BR2, 144A, FRN, 2.36%, (3-month USD LIBOR + 1.60%), 4/30/31	United States	5,050,000			4,639,501
	2012-11A, CR2, 144A, FRN, 2.66%, (3-month USD LIBOR + 1.90%), 4/30/31	United States	2,750,000			2,409,620
[f,u]	Antares CLO Ltd., 2018-1A, B, 144A, FRN, 2.785%, (3-month USD LIBOR + 1.65%), 4/20/31	United States	12,900,000			12,026,893
[f,u]	Ares CLO Ltd., 2018-48A, D, 144A, FRN, 3.835%, (3-month USD LIBOR + 2.70%), 7/20/30	United States	2,000,000			1,575,115
[f,t]	Ares European CLO VIII BV,
	8A, AR, 144A, FRN, 0.92%, 4/17/32	Netherlands	20,700,000		EUR	21,777,305
	8A, BR, 144A, FRN, 1.60%, 4/17/32	Netherlands	2,900,000		EUR	2,947,835
[f,t]	ARES LII CLO Ltd.,
	2019-52A, A2, 144A, FRN, 2.748%, 4/22/31	United States	1,382,114			1,230,253
	2019-52A, B, 144A, FRN, 2.948%, 4/22/31	United States	6,000,000			5,744,205
	2019-52A, C, 144A, FRN, 3.778%, 4/22/31	United States	2,500,000			2,335,780
[u]	Argent Securities Inc. Asset-Backed Pass-Through Certificates, 2005-W2, A2C, FRN, 0.847%, (1-month USD LIBOR + 0.36%), 10/25/35	United States	1,398,947			1,396,773
[f,t]	Armada Euro CLO IV DAC, 4A, B, 144A, FRN, 1.70%, 7/15/33	Ireland	5,100,000		EUR	5,098,395
[f,u]	Atrium XIII,
	2013A, B, 144A, FRN, 2.543%, (3-month USD LIBOR + 1.50%), 11/21/30	United States	2,700,000			2,534,871
	2013A, C, 144A, FRN, 2.843%, (3-month USD LIBOR + 1.80%), 11/21/30	United States	3,753,500			3,357,316
	2013A, D, 144A, FRN, 3.743%, (3-month USD LIBOR + 2.70%), 11/21/30	United States	5,500,000			4,366,619

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country/ Organization	Principal Amount	*		Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[f,t]	Atrium XIV LLC, 14A, A2A, 144A, FRN, 2.626%, 8/23/30	United States	7,400,000			$6,958,896
[f,t]	Atrium XV, 15A, A1, 144A, FRN, 2.213%, 1/23/31	United States	3,150,000			3,034,225
[f,t]	Avoca CLO XVII Designated Activity Co., 17A, B1R, 144A, FRN, 1.70%, 10/15/32	Ireland	5,600,000		EUR	5,816,691
[f,u]	Bain Capital Credit CLO,
	2018-1A, A1, 144A, FRN, 2.003%, (3-month USD LIBOR + 0.96%), 4/23/31	United States	12,000,000			11,452,341
	2018-1A, A2, 144A, FRN, 2.193%, (3-month USD LIBOR + 1.15%), 4/23/31	United States	5,100,000			4,818,988

[f,t]	BCC Middle Market CLO LLC, 2018-1A, A2, 144A, FRN, 3.285%, 10/20/30	United States	5,100,000			4,676,886
[f,u]	Bellemeade Re Ltd., 2018-1A, M1B, 144A, FRN, 2.087%, (1-month USD LIBOR + 1.60%), 4/25/28	United States	5,472,111			5,330,989
[f,t]	Blackrock European CLO IX DAC,
	9A, A, 144A, FRN, 0.90%, 12/15/32	Ireland	17,350,000		EUR	18,222,501
	9A, B, 144A, FRN, 1.55%, 12/15/32	Ireland	5,250,000		EUR	5,292,387
[f,t]	BlueMountain CLO Ltd.,
	2014-2A, CR2, 144A, FRN, 3.335%, 10/20/30	United States	3,600,000			3,245,030
	2018-3A, B, 144A, FRN, 2.761%, 10/25/30	United States	2,000,000			1,874,318
	2018-3A, C, 144A, FRN, 3.191%, 10/25/30	United States	1,071,430			971,936
[f,t]	BlueMountain CLO XXII Ltd., 2018-1A, B, 144A, FRN, 2.46%, 7/30/30	United States	272,725			252,892
[f,t]	Bluemountain Fuji Eur CLO V DAC,
	5A, A, 144A, FRN, 0.91%, 1/15/33	Ireland	20,950,000		EUR	21,985,243
	5A, B, 144A, FRN, 1.55%, 1/15/33	Ireland	6,250,000		EUR	6,342,443
[f,u]	BlueMountain Fuji U.S. CLO III Ltd.,
	2017-3A, C, 144A, FRN, 2.919%, (3-month USD LIBOR + 1.70%), 1/15/30	United States	2,300,000			2,038,497
	2017-3A, D, 144A, FRN, 3.619%, (3-month USD LIBOR + 2.40%), 1/15/30	United States	1,600,000			1,246,090
[f]	BRAVO Residential Funding Trust,
	2019-1, A1C, 144A, 3.50%, 3/25/58	United States	15,035,690			15,234,922
	[t]2019-2, A3, 144A, FRN, 3.50%, 10/25/44	United States	11,855,716			12,114,941
[f,t]	Burnham Park CLO Ltd., 2016-1A, BR, 144A, FRN, 2.635%, 10/20/29	United States	1,488,189			1,423,440
[f,t]	Buttermilk Park CLO Ltd., 2018-1A, C, 144A, FRN, 3.319%, 10/15/31	United States	1,452,380			1,315,495
	Capital One Multi-Asset Execution Trust, 2015-A4, A4, 2.75%, 5/15/25	United States	13,430,000			13,957,444

[f,t]	Carlyle Euro CLO DAC, 2019-2A, A1A, 144A, FRN, 1.11%, 8/15/32	Ireland	10,400,000		EUR	11,053,421
[f,u]	Carlyle Global Market Strategies CLO Ltd.,
	2014-1A, A1R2, 144A, FRN, 2.105%, (3-month USD LIBOR + 0.97%), 4/17/31	United States	723,713			690,712
	2014-1A, A2R2, 144A, FRN, 2.265%, (3-month USD LIBOR + 1.13%), 4/17/31	United States	6,300,000			5,793,448

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country/ Organization	Principal Amount	*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[f,t]	Carlyle GMS Finance MM CLO LLC, 2015-1A, A2R, 144A, FRN, 3.419%, 10/15/31	United States	10,000,000		$9,097,116
[f,u]	Carlyle U.S. CLO Ltd.,
	2017-3A, B, 144A, FRN, 3.485%, (3-month USD LIBOR + 2.35%), 7/20/29	United States	1,000,000		880,320
	2017-4A, C, 144A, FRN, 4.019%, (3-month USD LIBOR + 2.80%), 1/15/30	United States	545,000		401,170
	2017-5A, A2, 144A, FRN, 2.535%, (3-month USD LIBOR + 1.40%), 1/20/30	United States	2,000,000		1,832,278
	2017-5A, B, 144A, FRN, 2.935%, (3-month USD LIBOR + 1.80%), 1/20/30	United States	7,000,000		6,164,186
[f,u]	Catamaran CLO Ltd.,
	2014-2A, BR, 144A, FRN, 4.085%, (3-month USD LIBOR + 2.95%), 10/18/26	United States	6,401,000		6,245,398
	2015-1A, C2R, 144A, FRN, 3.048%, (3-month USD LIBOR + 1.95%), 4/22/27	United States	7,600,000		7,156,348
[f,t]	CIM Trust,
	2018-INV1, A4, 144A, FRN, 4.00%, 8/25/48	United States	8,612,948		8,901,752
	2019-INV1, A1, 144A, FRN, 4.00%, 2/25/49	United States	9,417,686		9,587,109
	2019-INV2, A3, 144A, FRN, 4.00%, 5/25/49	United States	15,802,891		16,183,551
[t]	Citibank Credit Card Issuance Trust, 2017-A7, A7, FRN, 1.291%, 8/08/24	United States	3,477,000		3,466,451
[f,t]	Citigroup Mortgage Loan Trust, 2013-A, A, 144A, FRN, 3.00%, 5/25/42	United States	399,548		379,844
[f,t]	Cole Park CLO Ltd., 2015-1A, BR, 144A, FRN, 2.735%, 10/20/28	United States	2,571,428		2,474,581
[f,t]	Columbia Cent CLO 27 Ltd., 2018-27A, A2A, 144A, FRN, 2.591%, 10/25/28	United States	769,230		729,544
[f,l]	Consumer Loan Underlying Bond CLUB Certificate Issuer Trust I,
	2018-14, PT, 144A, FRN, 9.461%, 9/16/41	United States	2,408,840		2,183,369
	2018-29, PT, 144A, FRN, 28.366%, 12/15/43	United States	1,281,964		947,136
	2019-26, PT, 144A, FRN, 19.324%, 8/15/44	United States	5,944,126		4,727,104
	2019-31, PT, 144A, FRN, 22.58%, 9/15/44	United States	5,457,787		4,318,122
	2019-37, PT, 144A, FRN, 21.925%, 10/17/44	United States	6,026,931		4,902,598
	2019-42, PT, 144A, FRN, 20.897%, 11/15/44	United States	6,764,448		5,402,848
	2019-51, PT, 144A, FRN, 17.718%, 1/15/45	United States	8,258,298		6,898,580
	2019-52, PT, 144A, FRN, 17.151%, 1/15/45	United States	8,039,338		6,805,586
	2019-S1, PT, 144A, FRN, 16.345%, 4/15/44	United States	4,110,015		3,236,007
	2019-S2, PT, 144A, FRN, 13.40%, 5/16/44	United States	3,326,748		2,635,446
	2019-S3, PT, 144A, FRN, 14.312%, 6/15/44	United States	4,276,364		3,344,238
	2019-S4, PT, 144A, FRN, 13.259%, 8/15/44	United States	4,957,625		3,949,014
	2019-S5, PT, 144A, FRN, 18.85%, 9/15/44	United States	4,905,738		3,957,013
	2019-S6, PT, 144A, FRN, 12.849%, 10/17/44	United States	4,682,919		3,790,310
	2019-S7, PT, 144A, FRN, 11.521%, 12/15/44	United States	4,972,986		4,021,578
	2019-S8, PT, 144A, FRN, 11.622%, 1/15/45	United States	6,228,027		5,074,242
	2020-2, PT, 144A, FRN, 15.85%, 3/15/45	United States	8,264,865		7,041,363
	2020-7, PT, 144A, FRN, 14.159%, 4/17/45	United States	5,493,192		4,735,430

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country/ Organization	Principal Amount	*		Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[f,u]	Cook Park CLO Ltd., 2018-1A, A2, 144A, FRN, 2.255%, (3-month USD LIBOR + 1.12%), 4/17/30	United States	6,000,000			$5,578,461
	Credit Suisse First Boston Mortgage Securities Corp., 2004-6, 3A1, 5.00%, 5/25/26	United States	118,344			97,387
[f,u]	Dryden 42 Senior Loan Fund, 2016-42A, DR, 144A, FRN, 4.149%, (3-month USD LIBOR + 2.93%), 7/15/30	United States	800,000			632,340
[f,t]	Dryden 45 Senior Loan Fund, 2016-45A, CR, 144A, FRN, 3.419%, 10/15/30	United States	1,250,000			1,122,185
[f,u]	Dryden 49 Senior Loan Fund, 2017-49A, A, 144A, FRN, 2.345%, (3-month USD LIBOR + 1.21%), 7/18/30	United States	7,030,000			6,856,302
[f,u]	Dryden 50 Senior Loan Fund, 2017-50A, A1, 144A, FRN, 2.439%, (3-month USD LIBOR + 1.22%), 7/15/30	United States	5,660,000			5,513,570
[f,u]	Dryden 55 CLO Ltd.,
	2018-55A, A1, 144A, FRN, 2.239%, (3-month USD LIBOR + 1.02%), 4/15/31	United States	23,362,000			22,655,299
	2018-55A, D, 144A, FRN, 4.069%, (3-month USD LIBOR + 2.85%), 4/15/31	United States	2,000,000			1,580,751
[f,t]	Eleven Madison Trust Mortgage Trust, 2015-11MD, A, 144A, FRN, 3.673%, 9/10/35	United States	3,255,000			3,454,048
[f,u]	Ellington CLO III Ltd., 2018-3A, A1, 144A, FRN, 2.785%, (3-month USD LIBOR + 1.65%), 7/20/30	United States	5,400,000			5,192,230
[f,t]	Euro-Galaxy III CLO BV, 2013-3A, B2ER, 144A, FRN, 1.50%, 1/17/31	Netherlands	2,550,000		EUR	2,704,971
	FHLMC Structured Agency Credit Risk Debt Notes,
	[u] 2014-DN1, M2, FRN, 2.687%, (1-month USD LIBOR + 2.20%), 2/25/24	United States	1,104,177			1,059,022
	[u] 2014-DN3, M3, FRN, 4.487%, (1-month USD LIBOR + 4.00%), 8/25/24	United States	12,345,703			10,041,559
	[u] 2014-DN4, M3, FRN, 5.037%, (1-month USD LIBOR + 4.55%), 10/25/24	United States	7,091,184			5,986,338
	[u] 2014-HQ1, M3, FRN, 4.587%, (1-month USD LIBOR + 4.10%), 8/25/24	United States	2,161,264			1,864,961
	[u] 2015-DN1, M3, FRN, 4.637%, (1-month USD LIBOR + 4.15%), 1/25/25	United States	7,474,686			6,484,980
	[u] 2015-DNA2, M3, FRN, 4.387%, (1-month USD LIBOR + 3.90%), 12/25/27	United States	23,913,016			23,842,999
	[u] 2015-DNA3, M2, FRN, 3.337%, (1-month USD LIBOR + 2.85%), 4/25/28	United States	4,329,160			4,258,522
	[u] 2015-DNA3, M3, FRN, 5.187%, (1-month USD LIBOR + 4.70%), 4/25/28	United States	3,330,000			3,371,861
	[u] 2015-HQ1, M3, FRN, 4.287%, (1-month USD LIBOR + 3.80%), 3/25/25	United States	15,487,068			14,260,983
	[u] 2015-HQ2, M3, FRN, 3.737%, (1-month USD LIBOR + 3.25%), 5/25/25	United States	4,580,000			3,786,978
	[u] 2015-HQA2, M2, FRN, 3.287%, (1-month USD LIBOR + 2.80%), 5/25/28	United States	204,385			203,111
	[u] 2016-DNA1, M2, FRN, 3.387%, (1-month USD LIBOR + 2.90%), 7/25/28	United States	191,071			190,568
	[u] 2016-DNA1, M3, FRN, 6.037%, (1-month USD LIBOR + 5.55%), 7/25/28	United States	29,600,000			30,083,830

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country/ Organization	Principal Amount	*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
	FHLMC Structured Agency Credit Risk Debt Notes, (continued)
	[u] 2016-DNA2, M3, FRN, 5.137%, (1-month USD LIBOR + 4.65%), 10/25/28	United States	16,820,007		$16,751,193
	[u] 2016-HQA2, M2, FRN, 2.737%, (1-month USD LIBOR + 2.25%), 11/25/28	United States	2,088,514		2,087,937
	[u] 2016-HQA2, M3, FRN, 5.637%, (1-month USD LIBOR + 5.15%), 11/25/28	United States	26,915,000		27,239,923
	[u] 2016-HQA3, M2, FRN, 1.837%, (1-month USD LIBOR + 1.35%), 3/25/29	United States	882,220		876,203
	[t] 2017-DNA1, M2, FRN, 3.737%, 7/25/29	United States	14,778,000		14,261,351
	[t] 2017-DNA2, M2, FRN, 3.937%, 10/25/29	United States	26,327,007		25,601,840
	[u] 2017-DNA3, M2, FRN, 2.987%, (1-month USD LIBOR + 2.50%), 3/25/30	United States	13,500,000		12,869,295
	[t] 2017-HQA1, M2, FRN, 4.037%, 8/25/29	United States	21,367,186		19,932,544
	[t] 2017-HQA2, M2, FRN, 3.137%, 12/25/29	United States	7,760,000		6,972,854
	[t] 2017-HQA3, M2, FRN, 2.837%, 4/25/30	United States	8,312,592		7,349,600
[f,t]	Flagship CLO VIII Ltd, 2014-8A, BRR, 144A, FRN, 2.576%, 1/16/26	United States	1,590,000		1,525,909
[f,u]	Flagship CLO VIII Ltd., 2014-8A, ARR, 144A, FRN, 2.026%, (3-month USD LIBOR + 0.85%), 1/16/26	United States	2,418,405		2,403,535
	FNMA Connecticut Avenue Securities,
	[u] 2013-C01, M2, FRN, 5.737%, (1-month USD LIBOR + 5.25%), 10/25/23	United States	9,163,806		7,938,894
	[u] 2014-C02, 1M2, FRN, 3.087%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	20,365,616		15,578,155
	[c,u] 2014-C02, 2M2, FRN, 3.087%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	7,090,084		5,693,029
	[u] 2014-C03, 1M2, FRN, 3.487%, (1-month USD LIBOR + 3.00%), 7/25/24	United States	24,253,656		18,931,820
	[u] 2014-C03, 2M2, FRN, 3.387%, (1-month USD LIBOR + 2.90%), 7/25/24	United States	2,535,080		1,994,408
	[u] 2014-C04, 1M1, FRN, 5.387%, (1-month USD LIBOR + 4.90%), 11/25/24	United States	18,346,698		14,768,041
	[u] 2014-C04, 2M2, FRN, 5.487%, (1-month USD LIBOR + 5.00%), 11/25/24	United States	3,103,450		2,765,661
	[u] 2015-C01, 1M2, FRN, 4.787%, (1-month USD LIBOR + 4.30%), 2/25/25	United States	2,547,423		2,068,002
	[u] 2015-C01, 2M2, FRN, 5.037%, (1-month USD LIBOR + 4.55%), 2/25/25	United States	8,769,224		7,717,159
	[u] 2015-C02, 1M2, FRN, 4.487%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	12,280,859		10,195,014
	[u] 2015-C02, 2M2, FRN, 4.487%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	3,068,555		2,678,861
	[u] 2015-C03, 1M2, FRN, 5.487%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	8,813,348		6,654,999
	[c,u] 2015-C03, 2M2, FRN, 5.487%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	3,190,758		2,483,877
	[t] 2016-C02, 1M2, FRN, 6.487%, 9/25/28	United States	16,279,105		16,724,107
	[t] 2016-C04, 1M2, FRN, 4.737%, 1/25/29	United States	15,776,112		15,654,742
	[t] 2016-C05, 2M2, FRN, 4.937%, 1/25/29	United States	16,443,666		16,303,600

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country/ Organization	Principal Amount	*		Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
	FNMA Connecticut Avenue Securities, (continued)
	[t] 2016-C07, 2M2, FRN, 4.837%, 5/25/29	United States	10,539,146			$10,440,136
	[u] 2017-C01, 1B1, FRN, 6.237%, (1-month USD LIBOR + 5.75%), 7/25/29	United States	5,375,000			4,562,980
	[u] 2017-C01, 1M2, FRN, 4.037%, (1-month USD LIBOR + 3.55%), 7/25/29	United States	23,740,069			23,024,270
	[t] 2017-C02, 2M2, FRN, 4.137%, 9/25/29	United States	10,556,688			10,094,837
	[t] 2017-C03, 1M2, FRN, 3.487%, 10/25/29	United States	27,670,000			26,522,401
	[t] 2017-C03, 2M2, FRN, 3.337%, 11/25/29	United States	6,125,851			5,684,589
	[t] 2017-C05, 1M2, FRN, 2.687%, 1/25/30	United States	26,275,785			24,601,087
[f,u]	Galaxy XXVII CLO Ltd.,
	2018-27A, A, 144A, FRN, 2.712%, (3-month USD LIBOR + 1.02%), 5/16/31	United States	1,000,000			952,590
	2018-27A, C, 144A, FRN, 3.492%, (3-month USD LIBOR + 1.80%), 5/16/31	United States	4,000,000			3,532,993
[f,u]	Gilbert Park CLO Ltd., 2017-1A, B, 144A, FRN, 2.819%, (3-month USD LIBOR + 1.60%), 10/15/30	United States	1,000,000			953,750
[u]	GSAA Home Equity Trust, 2005-5, M3, FRN, 1.432%, (1-month USD LIBOR + 0.945%), 2/25/35	United States	771,203			775,891
[f,u]	Halcyon Loan Advisors Funding Ltd., 2018-1A, A2, 144A, FRN, 2.935%, (3-month USD LIBOR + 1.80%), 7/21/31	United States	4,500,000			4,230,000
[f,t]	Harbor Park CLO Ltd., 1A, A2, 144A, FRN, 2.535%, 1/20/31	United States	657,895			623,615
[f,u]	HayFin Kingsland IX Ltd., 2013-6A, BR, 144A, FRN, 2.687%, (3-month USD LIBOR + 1.80%), 4/28/31	United States	14,500,000			13,771,885
[f,t]	Holland Park CLO DAC,
	1A, A1RR, 144A, FRN, 0.92%, 11/14/32	Ireland	50,450,000		EUR	53,150,704
	1A, A2R, 144A, FRN, 1.65%, 11/14/32	Ireland	9,700,000		EUR	9,914,109
[f,t]	HPS Loan Management Ltd.,
	2013A-18, A2, 144A, FRN, 2.669%, 10/15/30	United States	8,600,000			8,123,267
	2013A-18, C, 144A, FRN, 3.369%, 10/15/30	United States	3,000,000			2,618,551
[f,u]	Invitation Homes Trust, 2017-SFR2, A, 144A, FRN, 1.601%, (1-month USD LIBOR + 0.85%), 12/17/36	United States	9,021,223			8,784,983
[f,u]	LCM 26 Ltd.,
	26A, B, 144A, FRN, 2.535%, (3-month USD LIBOR + 1.40%), 1/20/31	United States	2,000,000			1,827,811
	26A, C, 144A, FRN, 2.935%, (3-month USD LIBOR + 1.80%), 1/20/31	United States	9,600,000			8,414,647
	26A, D, 144A, FRN, 3.635%, (3-month USD LIBOR + 2.50%), 1/20/31	United States	600,000			425,624
[f,u]	LCM XVIII LP, 2018A, CR, 144A, FRN, 2.985%, (3-month USD LIBOR + 1.85%), 4/20/31	United States	2,000,000			1,760,624
[f,t]	LCM XXII Ltd.,
	22A, A2R, 144A, FRN, 2.585%, 10/20/28	United States	1,000,000			933,336
	22A, CR, 144A, FRN, 3.935%, 10/20/28	United States	1,000,000			779,798

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country/ Organization	Principal Amount	*		Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[f,u]	Long Point Park CLO Ltd.,
	2017-1A, A2, 144A, FRN, 2.51%, (3-month USD LIBOR + 1.375%), 1/17/30	United States	5,800,000			$5,382,486
	2017-1A, B, 144A, FRN, 2.835%, (3-month USD LIBOR + 1.70%), 1/17/30	United States	2,700,000			2,397,776
	2017-1A, C, 144A, FRN, 3.535%, (3-month USD LIBOR + 2.40%), 1/17/30	United States	3,100,000			2,405,332
[f,t]	Madison Park Euro Funding VIII DAC,
	8A, ARN, 144A, FRN, 0.95%, 4/15/32	Ireland	41,450,000		EUR	43,159,234
	8A, BRN, 144A, FRN, 1.70%, 4/15/32	Ireland	4,600,000		EUR	4,702,094
[f,t]	Madison Park Euro Funding XIV DAC, 2014A, A1N, 144A, FRN, 1.12%, 7/15/32	Ireland	7,300,000		EUR	7,840,743
[f,t]	Madison Park Funding XXII Ltd.22A, CR, 144A, FRN, 3.219%, 1/15/33	United States	7,790,000			6,813,751
[f,u]	Madison Park Funding XXIII Ltd., 2017-23A, B, 144A, FRN, 2.691%, (3-month USD LIBOR + 1.70%), 7/27/30	United States	3,840,000			3,696,847
[f,t]	Madison Park Funding XXIX Ltd., 2018-29A, C, 144A, FRN, 3.335%, 10/18/30	United States	1,072,581			974,377
[f,t]	Madison Park Funding XXXI Ltd.,
	2018-31A, B, 144A, FRN, 2.743%, 1/23/31	United States	1,500,000			1,424,496
	2018-31A, C, 144A, FRN, 3.193%, 1/23/31	United States	650,000			586,184
[f,t]	Mill City Mortgage Loan Trust,
	2018-1, A1, 144A, FRN, 3.25%, 5/25/62	United States	1,962,901			2,010,774
	2018-4, A1B, 144A, FRN, 3.50%, 4/25/66	United States	14,157,198			14,496,141
[f,t]	Neuberger Berman CLO XVIII Ltd., 2014-18A, A1BR, 144A, FRN, 2.509%, 10/21/30	United States	1,700,000			1,591,969
[f,u]	Neuberger Berman CLO XVI-S Ltd.,
	2017-16SA, C, 144A, FRN, 2.819%, (3-month USD LIBOR + 1.60%), 1/15/28	United States	2,350,000			2,134,579
	2017-16SA, D, 144A, FRN, 3.719%, (3-month USD LIBOR + 2.50%), 1/15/28	United States	650,000			541,373
[f]	Neuberger Berman Loan Advisers CLO Ltd.,
	[u] 2017-26A, B, 144A, FRN, 2.635%, (3-month USD LIBOR + 1.50%), 10/18/30	United States	5,772,370			5,490,547
	[u] 2018-27A, C, 144A, FRN, 2.919%, (3-month USD LIBOR + 1.70%), 1/15/30	United States	4,900,000			4,327,908
	[t] 2019-32A, C, 144A, FRN, 3.785%, 1/19/32	United States	2,000,000			1,860,880
[f,u]	Newark BSL CLO 2 Ltd., 2017-1A, B, 144A, FRN, 3.341%, (3-month USD LIBOR + 2.35%), 7/25/30	United States	3,069,687			2,853,736
[f,u]	NZCG Funding Ltd., 2015-1A, A2R, 144A, FRN, 3.197%, (3-month USD LIBOR + 1.55%), 2/26/31	United States	11,200,000			10,483,027
[f,u]	Octagon Investment Partners 18-R Ltd., 2018-18A, C, 144A, FRN, 3.876%, (3-month USD LIBOR + 2.70%), 4/16/31	United States	9,050,000			7,073,518
[f,t]	Octagon Investment Partners 24 Ltd., 2015-1A, BS, 144A, FRN, 3.009%, 4/21/31	United States	6,482,500			6,237,858
[f,t]	Octagon Investment Partners 28 Ltd., 2016-1A, A2R, 144A, FRN, 2.47%, 10/24/30	United States	1,000,000			936,122
[f,u]	Octagon Investment Partners 31 LLC, 2017-1A, C, 144A, FRN, 3.535%, (3-month USD LIBOR + 2.40%), 7/20/30	United States	1,707,068			1,593,385

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country/ Organization	Principal Amount	*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[f,u]	Octagon Investment Partners 33 Ltd.,
	2017-1A, A2, 144A, FRN, 2.635%, (3-month USD LIBOR + 1.50%), 1/20/31	United States	400,000		$345,020
	2017-1A, C, 144A, FRN, 3.885%, (3-month USD LIBOR + 2.75%), 1/20/31	United States	2,800,000		2,053,969
[f,u]	Octagon Investment Partners 35 Ltd.,
	2018-1A, A1B, 144A, FRN, 2.235%, (3-month USD LIBOR + 1.10%), 1/20/31	United States	3,325,000		3,138,275
	2018-1A, B, 144A, FRN, 2.835%, (3-month USD LIBOR + 1.70%), 1/20/31	United States	450,000		399,641
[f,u]	Octagon Investment Partners 36 Ltd.,
	2018-1A, A1, 144A, FRN, 2.189%, (3-month USD LIBOR + 0.97%), 4/15/31	United States	18,000,000		17,103,301
	2018-1A, A2, 144A, FRN, 2.419%, (3-month USD LIBOR + 1.20%), 4/15/31	United States	8,500,000		7,942,691
[f,u]	Octagon Investment Partners 37 Ltd., 2018-2A, C, 144A, FRN, 3.841%, (3-month USD LIBOR + 2.85%), 7/25/30	United States	2,000,000		1,580,520
[f,t]	Octagon Investment Partners 38 Ltd., 2018-1A, C, 144A, FRN, 4.085%, 7/20/30	United States	4,000,000		3,194,483
[f,u]	Octagon Investment Partners XVII Ltd., 2013-1A, CR2, 144A, FRN, 2.691%, (3-month USD LIBOR + 1.70%), 1/25/31	United States	5,250,000		4,630,819
[f,u]	Octagon Investment Partners XXIII Ltd., 2015-1A, BR, 144A, FRN, 2.419%, (3-month USD LIBOR + 1.20%), 7/15/27	United States	1,170,000		1,119,837
[f,t]	Prosper Pass-Thru Trust III,
	2020-PT1, A, 144A, FRN, 8.796%, 3/15/26	United States	5,276,748		5,076,427
	2020-PT2, A, 144A, FRN, 9.444%, 4/15/26	United States	6,090,171		5,930,427
	2020-PT3, A, 144A, FRN, 7.183%, 5/15/26	United States	2,018,741		2,051,777
[f,t]	Provident Funding Mortgage Trust,
	2019-1, A2, 144A, FRN, 3.00%, 12/25/49	United States	10,703,012		11,071,160
	2020-1, A3, 144A, FRN, 3.00%, 2/25/50	United States	18,224,581		18,675,674
[f,u]	Race Point IX CLO Ltd., 2015-9A, A1AR, 144A, FRN, 2.429%, (3-month USD LIBOR + 1.21%), 10/15/30	United States	5,175,000		5,019,750
[f,t]	Race Point X CLO Ltd., 2016-10A, B1R, 144A, FRN, 2.641%, 7/25/31	United States	3,600,000		3,319,276
[f,u]	Radnor RE Ltd., 2018-1, M1, 144A, FRN, 1.887%, (1-month USD LIBOR + 1.40%), 3/25/28	United States	1,004,020		998,127
[f,t]	Strata CLO I Ltd., 2018-1A, B, 144A, FRN, 3.419%, 1/15/31	United States	11,000,000		9,302,778
[f,u]	TCI-Flatiron CLO Ltd.,
	2017-1A, B, 144A, FRN, 3.252%, (3-month USD LIBOR + 1.56%), 11/18/30	United States	3,500,000		3,285,618
	2017-1A, C, 144A, FRN, 3.542%, (3-month USD LIBOR + 1.85%), 11/18/30	United States	2,800,000		2,507,732
[f,t]	Towd Point Mortgage Trust,
	2017-1, A1, 144A, FRN, 2.75%, 10/25/56	United States	6,970,793		7,029,328
	2017-1, A2, 144A, FRN, 3.50%, 10/25/56	United States	8,862,000		9,074,933
	2017-2, A1, 144A, FRN, 2.75%, 4/25/57	United States	3,178,056		3,190,482
	2017-4, A1, 144A, FRN, 2.75%, 6/25/57	United States	5,634,587		5,695,164
	2019-1, A1, 144A, FRN, 3.75%, 3/25/58	United States	12,464,654		12,971,354

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country/ Organization	Principal Amount	*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[c,f,l]	Upgrade Master Pass-Thru Trust,
	2019-PT1, A, 144A, FRN, 10.739%, 6/15/25	United States	2,546,614		$1,933,696
	2019-PT2, A, 144A, FRN, 12.57%, 2/15/26	United States	4,538,739		4,220,577
[f]	Voya CLO Ltd.,
	[u] 2013-2A, CR, 144A, FRN, 3.741%, (3-month USD LIBOR + 2.75%), 4/25/31	United States	1,650,000		1,245,750
	[u] 2014-1A, BR2, 144A, FRN, 3.035%, (3-month USD LIBOR + 1.90%), 4/18/31	United States	1,000,000		904,983
	[u] 2014-1A, CR2, 144A, FRN, 3.935%, (3-month USD LIBOR + 2.80%), 4/18/31	United States	3,750,000		2,935,618
	[t] 2016-3A, CR, 144A, FRN, 4.385%, 10/18/31	United States	2,547,170		2,044,972
	[u] 2017-3A, B, 144A, FRN, 3.485%, (3-month USD LIBOR + 2.35%), 7/20/30	United States	3,091,704		2,865,823
	[t] 2018-2A, A1, 144A, FRN, 2.219%, 7/15/31	United States	6,122,582		5,893,758
	[u] 2018-2A, A2, 144A, FRN, 2.469%, (3-month USD LIBOR + 1.25%), 7/15/31	United States	1,500,000		1,409,417
	[u] 2018-2A, C1, 144A, FRN, 3.069%, (3-month USD LIBOR + 1.85%), 7/15/31	United States	700,000		618,273
	[t] 2018-4A, B, 144A, FRN, 3.069%, 1/15/32	United States	1,896,104		1,809,844
[f,u]	Webster Park CLO Ltd., 2015-1A, BR, 144A, FRN, 2.935%, (3-month USD LIBOR + 1.80%), 7/20/30	United States	2,000,000		1,787,853
[f,u]	West CLO Ltd.,
	2014-1A, A2R, 144A, FRN, 2.485%, (3-month USD LIBOR + 1.35%), 7/18/26	United States	2,860,000		2,849,775
	2014-1A, BR, 144A, FRN, 2.985%, (3-month USD LIBOR + 1.85%), 7/18/26	United States	5,060,000		4,949,056

					1,441,096,833

	Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $1,616,058,212)				1,469,244,656

	Mortgage-Backed Securities 21.7%
[v]	Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†

	FHLMC, 2.234%, (11th District COF +/- MBS Margin), 11/01/27	United States	1,068,094		1,055,098

	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 13.6%
[w]	FHLMC 15 Year, 2.50%, 5/01/35	United States	26,000,000		27,186,250
[w]	FHLMC 15 Year, 3.00%, 4/01/35	United States	26,000,000		27,419,043
	FHLMC 30 Year, 2.50%, 10/01/49	United States	38,708,892		40,370,062
[w]	FHLMC 30 Year, 2.50%, 5/01/50	United States	91,000,000		94,764,413
	FHLMC 30 Year, 3.00%, 12/01/49	United States	22,541,950		23,838,086
[w]	FHLMC 30 Year, 3.00%, 5/01/50	United States	391,447,000		413,251,823
	FHLMC 30 Year, 3.50%, 12/01/47	United States	42,756,733		45,505,043
	FHLMC 30 Year, 6.00%, 6/01/37	United States	27,557		31,775
	FHLMC 30 Year, 6.50%, 8/01/25 - 11/01/31	United States	78,294		89,190
	FHLMC 30 Year, 7.00%, 7/01/31	United States	5,395		5,731
	FHLMC 30 Year, 8.00%, 2/01/30	United States	14,856		17,610
	FHLMC 30 Year, 8.50%, 10/01/24	United States	2,863		3,150

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country/ Organization	Principal Amount	*	Value

	Mortgage-Backed Securities (continued)

	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate (continued)
	FHLMC Gold 15 Year, 5.50%, 11/01/22	United States	38,556		$39,004
	FHLMC Gold 15 Year, 6.00%, 10/01/21 - 9/01/22	United States	90,185		93,084
	FHLMC Gold 30 Year, 4.50%, 3/01/39	United States	1,244,287		1,382,884
	FHLMC Gold 30 Year, 5.00%, 8/01/33 - 2/01/39	United States	7,596,522		8,670,171
	FHLMC Gold 30 Year, 5.50%, 1/01/35 - 12/01/37	United States	607,288		692,988
	FHLMC Gold 30 Year, 6.00%, 5/01/33 - 4/01/38	United States	797,103		917,904
	FHLMC Gold 30 Year, 6.50%, 4/01/28 - 3/01/39	United States	613,245		717,704
	FHLMC Gold 30 Year, 7.00%, 1/01/28 - 7/01/32	United States	44,822		51,714
	FHLMC Gold 30 Year, 7.50%, 3/01/32	United States	11,398		13,728
	FHLMC Gold 30 Year, 8.50%, 8/01/30	United States	1,125		1,339
	FHLMC Gold 30 Year, 9.00%, 1/01/22	United States	3		3

					685,062,699

[v]	Federal National Mortgage Association (FNMA) Adjustable Rate 0.1%
	FNMA, 3.181%, (6-month USD LIBOR +/- MBS Margin), 10/01/32	United States	75,681		76,442
	FNMA, 3.345% - 3.734%, (12-month USD LIBOR +/- MBS Margin), 2/01/34 - 3/01/37	United States	764,884		780,031
	FNMA, 4.035%, (US 3 Year CMT T-Note +/- MBS Margin), 12/01/24	United States	6,453		6,498
	FNMA, 2.234% - 4.106%, (11th District COF +/- MBS Margin), 12/01/27 - 9/01/34	United States	2,128,153		2,146,684
	FNMA, 3.80% - 4.857%, (US 1 Year CMT T-Note +/- MBS Margin), 5/01/25 - 10/01/36	United States	191,934		195,468

					3,205,123

[v]	Federal National Mortgage Association (FNMA) Fixed Rate 5.5%
	FNMA 15 Year, 2.50%, 12/01/34	United States	45,913,017		48,088,263
	FNMA 15 Year, 5.50%, 12/01/22 - 12/01/23	United States	64,046		66,621
	FNMA 15 Year, 6.00%, 9/01/22	United States	29,029		29,669
	FNMA 30 Year, 3.00%, 9/01/48	United States	67,227,830		71,532,465
	FNMA 30 Year, 3.00%, 11/01/48	United States	82,626,029		87,464,123
	FNMA 30 Year, 3.00%, 12/01/49	United States	22,640,283		23,942,073
	FNMA 30 Year, 3.00%, 1/01/50	United States	29,767,275		31,478,859
	FNMA 30 Year, 5.00%, 6/01/36 - 5/01/39	United States	1,380,649		1,571,936
	FNMA 30 Year, 5.50%, 6/01/33 - 8/01/37	United States	4,395,106		4,964,193
	FNMA 30 Year, 6.00%, 9/01/32 - 9/01/38	United States	5,243,347		6,042,071
	FNMA 30 Year, 6.50%, 8/01/28 - 5/01/37	United States	153,493		174,643
	FNMA 30 Year, 7.00%, 11/01/25	United States	2,615		2,624
	FNMA 30 Year, 7.50%, 1/01/30	United States	8,548		10,094
	FNMA 30 Year, 8.50%, 4/01/30 - 5/01/32	United States	49,656		60,731
	FNMA 30 Year, 9.00%, 11/01/26 - 5/01/27	United States	45,088		46,218

					275,474,583

[v]	Government National Mortgage Association (GNMA) Adjustable Rate 0.0%†

	GNMA, 3.00% - 3.125%, (US 1 Year CMT T-Note +/- MBS Margin), 1/20/23 - 10/20/26	United States	22,138		22,744

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

	Country/ Organization	Principal Amount	*	Value

Mortgage-Backed Securities (continued)

Government National Mortgage Association (GNMA) Fixed Rate 2.5%
GNMA I SF 30 Year, 6.00%, 1/15/39	United States	123,256		$140,172
GNMA I SF 30 Year, 6.50%, 10/15/31 - 7/15/38	United States	17,906		20,386
GNMA I SF 30 Year, 7.00%, 10/15/27 - 6/15/31	United States	23,732		27,482
GNMA I SF 30 Year, 7.50%, 2/15/22 - 5/15/26	United States	23,061		23,771
GNMA I SF 30 Year, 9.00%, 9/15/25	United States	38		38
GNMA II SF 30 Year, 3.50%, 12/20/49	United States	115,475,184		122,973,831
GNMA II SF 30 Year, 6.00%, 5/20/31	United States	2,989		3,352
GNMA II SF 30 Year, 6.50%, 3/20/28 - 7/20/38	United States	291,094		337,780
GNMA II SF 30 Year, 7.50%, 8/20/30 - 1/20/33	United States	31,988		36,729

				123,563,541

Total Mortgage-Backed Securities (Cost $1,061,212,168)				1,088,383,788

Municipal Bonds 5.7%
Birmingham Water Works Board Revenue, Senior, Refunding, 3.573%, 1/01/45	United States	13,525,000		14,151,072
Board of Regents of the Texas A & M University System Revenue, Permanent University Fund, Refunding, 3.10%, 7/01/49	United States	9,020,000		9,092,611
Broward County Airport System Revenue, Refunding, Series C, 3.477%, 10/01/43	United States	3,625,000		3,560,113
California Health Facilities Financing Authority Revenue,
Senior, No Place Like Home Program, 2.934%, 6/01/32	United States	3,455,000		3,386,556
Senior, No Place Like Home Program, 3.034%, 6/01/34	United States	2,255,000		2,193,190
Senior, No Place Like Home Program, 2.984%, 6/01/33	United States	2,980,000		2,908,569
Chicago Transit Authority Sales and Transfer Tax Receipts Revenue, Pension Funding, Series A, 6.899%, 12/01/40	United States	800,000		1,020,352
City of Austin Electric Utility System Revenue, Travis and Williamson Counties, Refunding, 6.262%, 11/15/32	United States	6,830,000		8,706,338
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue, Refunding, Series A, 4.094%, 1/15/49	United States	1,760,000		1,774,291
Gilroy USD, GO, Santa Clara County, Refunding, 3.364%, 8/01/47	United States	7,435,000		7,369,572
Greenville City School District GO, County of Darke, School Improvement, Refunding, 3.541%, 1/01/51	United States	8,420,000		8,425,557
Honolulu City and County Wastewater System Revenue, Second Bond Resolution, Refunding, Junior Series B, 2.585%, 7/01/28	United States	1,350,000		1,410,548
Industry Public Facilities Authority Tax Allocation Revenue, Transportation District, Industrial Redevelopment Project No. 2, Refunding, Series B, AGMC Insured, 4.294%, 1/01/23	United States	8,450,000		8,657,279
Kaiser Foundation Hospitals, 3.266%, 11/01/49	United States	11,270,000		12,139,618
Massachusetts State College Building Authority Revenue, Refunding, Series C, 3.373%, 5/01/43	United States	5,900,000		5,900,354
Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Subordinated, Refunding, Series B, 3.395%, 10/15/40	United States	6,760,000		6,982,066
Metro Wastewater Reclamation District Sewer Revenue, Refunding, Series B, 3.158%, 4/01/41	United States	5,600,000		5,838,392
Metropolitan St. Louis Sewer District Wastewater System Revenue, Refunding, Series C, 3.259%, 5/01/45	United States	16,230,000		16,630,556

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

	Country/ Organization	Principal Amount	*	Value

Municipal Bonds (continued)
Minnesota State GO, Various Purpose, Refunding, Series F, 4.00%, 10/01/24	United States	5,760,000		$6,321,196
New Jersey State Transportation Trust Fund Authority Revenue, Transportation System, Series B, 4.131%, 6/15/42	United States	4,060,000		3,954,846
New York State Dormitory Authority Revenues, Non State Supported Debt, State University of New York Dormitory Facilities, Series B, 3.142%, 7/01/43	United States	3,605,000		3,545,265
New York State GO, Refunding, Series B, 3.20%, 2/15/39	United States	13,470,000		13,784,390
New York State Urban Development Corp. Sales Tax Revenue, Bidding Group 2, Series B, 2.97%, 3/15/34	United States	22,040,000		23,083,153
Ohio State Hospital Facility Revenue, Cleveland Clinic Health System Obligated Group, Refunding, Series G, 3.276%, 1/01/42	United States	2,265,000		2,369,620
Oregon State Department of Transportation Highway User Tax Revenue, senior lien, Refunding, Series B, 3.168%, 11/15/38	United States	4,510,000		4,637,182
Orlando Health Obligated Group, 3.777%, 10/01/28	United States	2,810,000		2,982,976
Pennsylvania State Turnpike Commission Turnpike Revenue, Motor License Fund-Enhanced, Subordinate, Refunding, First Series, 3.579%, 12/01/43	United States	11,275,000		11,362,043
Port Authority of New York and New Jersey Revenue,
Consolidated, One Hundred Ninety-First Series, 4.823%, 6/01/45	United States	4,570,000		4,998,209
Consolidated, Refunding, One Hundred Ninety-Second Series, 4.81%, 10/15/65	United States	15,000,000		18,759,750
Providence St. Joseph Health Obligated Group, 2.746%, 10/01/26	United States	8,875,000		9,492,741
Regional Transportation District Sales Tax Revenue, FasTracks Project, Refunding, Series A, 3.258%, 11/01/38	United States	3,605,000		3,715,385
RWJ Barnabas Health Inc., 3.477%, 7/01/49	United States	3,050,000		3,102,015
Salt Lake City Sales and Excise Tax Revenue, Refunding, Series B, 3.102%, 4/01/38	United States	3,155,000		3,176,612
San Bernardino Community College District GO, San Bernadino and Riverside Counties, Election of 2018, Series A-1, 3.271%, 8/01/39	United States	2,480,000		2,565,907
San Diego County Regional Transportation Commission Sales Tax Revenue, Limited Tax, Refunding, Series A, 3.248%, 4/01/48	United States	2,705,000		2,818,204
San Francisco City and County Public Utilities Commission Water Revenue, Green Bonds, Refunding, Sub-Series A, 3.473%, 11/01/43	United States	2,640,000		2,769,122
San Jose RDA Successor Agency Tax Allocation, Senior, Refunding, Series A-T, 3.226%, 8/01/27	United States	6,150,000		6,518,570
Texas State GO, Transportation Commission, Highway Improvement, Refunding, 3.211%, 4/01/44	United States	6,760,000		7,216,706
Texas State University System Financing Revenue,
Refunding, Series B, 2.938%, 3/15/33	United States	2,655,000		2,707,861
Refunding, Serise B, 3.289%, 3/15/40	United States	2,255,000		2,301,273
University of California Revenue, Limited Project, Refunding, Series J, 4.131%, 5/15/45	United States	10,750,000		12,510,527
University of Pittsburgh of the Commonwealth System of Higher Education Revenue, Refunding, Series C, 3.005%, 9/15/41	United States	6,315,000		6,396,842
Utah Transit Authority Sales Tax Revenue, Refunding, Series B, 3.443%, 12/15/42	United States	4,510,000		4,757,148

Total Municipal Bonds (Cost $272,377,513)				285,994,577

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country/ Organization	Shares	Value

	Escrows and Litigation Trusts 0.0%
[a,c]	Millennium Corporate Claim Trust, Escrow Account	United States	73,754	$—
[a,c]	Millennium Lender Claim Trust, Escrow Account	United States	73,753	—
[a,c]	Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	43,500	—
[a,c,d]	Remington Outdoor Co. Inc., Litigation Units	United States	4,897	—

	Total Escrows and Litigation Trusts (Cost $2,307)			—

	Total Investments before Short Term Investments (Cost $5,595,697,643)			5,482,772,934

	Short Term Investments (Cost $60,832,286) 1.2%

	Money Market Funds 1.2%
[e,x]	Institutional Fiduciary Trust Money Market Portfolio, 0.01%	United States	60,832,286	60,832,286

	Total Investments (Cost $5,656,529,929) 110.4%			5,543,605,220
	Other Assets, less Liabilities (10.4)%			(521,847,952)

	Net Assets 100.0%			$5,021,757,268

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bThe security is owned by FT Holdings Corporation I, a wholly-owned subsidiary of the Fund. See Note 1(h).

cFair valued using significant unobservable inputs. See Note 14 regarding fair value measurements.

dSee Note 9 regarding restricted securities.

eSee Note 3(f) regarding investments in affiliated management investment companies.

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At April 30, 2020, the aggregate value of these securities /value of this security was $1,368,855,281, representing 27.3% of net assets.

gSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At April 30, 2020, the aggregate value of these securities was $77,865,173, representing 1.6% of net assets.

hIncome may be received in additional securities and/or cash.

iSee Note 7 regarding defaulted securities.

jSee Note 1(f) regarding loan participation notes.

kPerpetual security with no stated maturity date.

lThe coupon rate shown represents the rate at period end.

mSee Note 1(j) regarding senior floating rate interests.

nA portion security purchased on a delayed delivery basis. See Note 1(d).

oA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

pSee Note 1(k) regarding Marketplace lending.

qA supranational organization is an entity formed by two or more central governments through international treaties.

rThe principal represents the notional amount. See Note 1(e) regarding value recovery instruments.

sPrincipal amount of security is adjusted for inflation. See Note 1(m).

tAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

uThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

vAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

wA portion security purchased on a to-be-announced (TBA) basis. See Note 1(d).

xThe rate shown is the annualized seven-day effective yield at period end.

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

At April 30, 2020, the Fund had the following futures contracts outstanding. See Note 1(e).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount	*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Interest Rate Contracts

Australian 3 Yr. Bond	Long	2,020	$154,241,043		6/15/20	$ 921,341

Australian 10 Yr. Bond	Long	89	8,632,755		6/15/20	62,621

Canada 10 Yr. Bond	Long	1,902	204,152,737		6/19/20	12,255,494

CME Ultra Long Term U.S. Treasury Bond	Long	420	94,408,125		6/19/20	4,264,469

Euro-BTP	Long	521	79,121,152		6/08/20	(4,635,351)

Euro-Bund	Long	330	63,070,572		6/08/20	(560,727)

Euro-OAT	Long	700	129,490,918		6/08/20	1,575,950

U.S. Treasury 2 Yr. Note	Long	2,673	589,208,555		6/30/20	8,383,767

U.S. Treasury 10 Yr. Note	Long	2,265	314,976,563		6/19/20	2,030,483

U.S. Treasury 30 Yr. Bond	Long	951	172,160,719		6/19/20	11,620,424

Ultra 10 Yr. U.S. Treasury Note	Short	595	93,433,594		6/19/20	(117,690)

Total Futures Contracts						$35,800,781

*As of period end.

At April 30, 2020, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

Forward Exchange Contracts

Currency	Counterparty	[a]	Type	Quantity	Contract Amount		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts

Indonesian Rupiah	DBAB		Buy	139,844,100,000	9,771,040		6/15/20	$—	$(623,888)

Indonesian Rupiah	JPHQ		Buy	6,900,000,000	481,743		6/15/20	—	(30,416)

Australian Dollar	JPHQ		Sell	34,750,000	23,957,693		7/02/20	1,308,969	—

Japanese Yen	JPHQ		Sell	1,400,000,000	13,023,740		7/02/20	—	(32,665)

Turkish Lira	JPHQ		Buy	41,600,000	6,038,174		7/14/20	—	(213,586)

Japanese Yen	CITI		Buy	6,540,720,900	60,900,000		7/16/20	114,149	—

Japanese Yen	CITI		Sell	6,540,720,900	60,873,644		7/16/20	—	(140,504)

Australian Dollar	JPHQ		Sell	11,200,000	7,692,272		7/21/20	392,479	—

Japanese Yen	JPHQ		Buy	7,348,000,000	67,898,091		7/22/20	654,040	—

Japanese Yen	JPHQ		Sell	460,000,000	4,282,803		7/22/20	—	(8,702)

Canadian Dollar	JPHQ		Sell	15,200,000	11,564,300		7/23/20	643,471	—

Danish Krone	JPHQ		Sell	226,372,668	33,804,120		7/23/20	499,003	—

Euro	JPHQ		Sell	22,466,930	25,040,404		7/23/20	379,369	—

Mexican Peso	JPHQ		Buy	206,500,000	10,700,203		7/23/20	—	(2,244,365)

Norwegian Krone	JPHQ		Buy	274,700,000	30,373,980		7/23/20	—	(3,549,988)

Norwegian Krone	JPHQ		Sell	274,700,000	26,952,512		7/23/20	128,519	—

Euro	JPHQ		Sell	20,100,000	22,631,595		8/05/20	562,226	—

Australian Dollar	JPHQ		Sell	79,500,000	48,038,670		8/06/20	—	(3,776,653)

Japanese Yen	JPHQ		Buy	6,100,000,000	57,212,530		8/13/20	—	(279,100)

Japanese Yen	JPHQ		Sell	6,100,000,000	56,825,433		8/13/20	—	(107,997)

Singapore Dollar	JPHQ		Sell	150,000,000	11,187,007,500	JPY	8/13/20	—	(1,997,988)

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty	[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)

Chinese Yuan Renminbi	JPHQ		Buy	153,300,000	21,964,954	8/21/20	$ —	$ (363,682)

Chinese Yuan Renminbi	JPHQ		Sell	153,300,000	21,773,712	8/21/20	172,441	—

Japanese Yen	JPHQ		Buy	3,750,000,000	35,874,697	9/14/20	—	(852,096)

Canadian Dollar	JPHQ		Sell	50,180,000	36,236,280	9/15/20	177,830	—

Euro	DBAB		Sell	2,178,384	2,450,987	9/15/20	56,900	—

Euro	JPHQ		Sell	68,474,138	77,026,558	9/15/20	1,772,142	—

Norwegian Krone	JPHQ		Buy	233,800,000	23,148,973	9/15/20	—	(316,692)

Norwegian Krone	JPHQ		Sell	233,800,000	22,921,569	9/15/20	89,288	—

South Korean Won	JPHQ		Sell	14,000,000,000	11,405,295	9/16/20	—	(151,772)

Total Forward Exchange Contracts							$ 6,950,826	$(14,690,094)

Net unrealized appreciation (depreciation)								$ (7,739,268)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At April 30, 2020, the Fund had the following credit default swap contracts outstanding. See Note 1(e).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount	[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating	[b]

Centrally Cleared Swap Contracts
Contracts to Sell Protection[c,d]
Traded Index

CDX.EM.32	1.00%	Quarterly		12/20/24	$123,480,000		$(11,381,319)	$ (6,821,727)	$ (4,559,592)

CDX.NA.HY.33	5.00%	Quarterly		12/20/24	84,717,050		(4,286,103)	4,455,122	(8,741,225)	Non- Investment Grade

CDX.NA.IG.33	1.00%	Quarterly		12/20/24	29,300,000		245,879	328,478	(82,599)	Investment

										Grade
Total Centrally Cleared Swap Contracts							$ (15,421,543)	$ (2,038,127)	$(13,383,416)

OTC Swap Contracts

Contracts to Buy Protection[c]

Single Name

Ally Financial Inc.	(5.00)%	Quarterly	JPHQ	12/20/24	$ 20,750,000		$ (2,784,918)	$ (3,599,674)	$ 814,756

Avon Products Inc.	(5.00)%	Quarterly	CITI	3/20/23	8,800,000		194,460	(739,245)	933,705

Chesapeake Energy Corp.	(5.00)%	Quarterly	CITI	6/20/20	1,150,000		760,661	104,144	656,517

Chesapeake Energy Corp.	(5.00)%	Quarterly	JPHQ	6/20/20	4,605,667		3,046,394	465,346	2,581,048

Government of Italy	(1.00)%	Quarterly	BZWS	6/20/23	10,600,000		266,548	72,469	194,079

Nabors Industries Inc.	(1.00)%	Quarterly	CITI	12/20/21	10,225,000		5,938,698	244,402	5,694,296

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

Credit Default Swap Contracts (continued)

	Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount	[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating	[b]

	OTC Swap Contracts (continued)

	Contracts to Sell Protection[c,d]

	Single Name

	The Goldman Sachs Group Inc.	1.00%	Quarterly	JPHQ	12/20/24	$ 20,750,000		$ 207,387	$ 331,743	$ (124,356)	BBB+

	Government of Argentina	5.00%	Quarterly	CITI	12/20/21	16,050,000		(11,856,485)	(6,956,335)	(4,900,150)	CC

	Government of Indonesia	1.00%	Quarterly	CITI	12/20/24	17,770,000		(696,036)	107,937	(803,973)	NR

	Government of Italy	1.00%	Quarterly	BZWS	6/20/23	10,600,000		(266,548)	(317,785)	51,237	NR

	Government of Russia	1.00%	Quarterly	CITI	12/20/24	8,600,000		(211,556)	79,132	(290,688)	BBB-

	Morgan Stanley	1.00%	Quarterly	JPHQ	12/20/24	20,750,000		249,172	364,105	(114,933)	BBB+

	Nabors Industries Inc.	1.00%	Quarterly	CITI	12/20/23	10,225,000		(7,969,578)	(1,114,476)	(6,855,102)	CCC+

	Traded Index

[e]	BNP Paribas Bespoke Bordeaux Index, Mezzanine Tranche 7-10%	2.10%	Quarterly	BNDP	6/20/20	5,150,000		(121,218)	—	(121,218)	Non-

											Investment Grade

[e]	BNP Paribas Bespoke Rodez Index, Mezzanine Tranche 5-7%	2.00%	Quarterly	BNDP	12/20/20	5,300,000		(1,254,614)	—	(1,254,614)	Non-

											Investment Grade

[e]	BNP Paribas Bespoke Rodez2 Index, Mezzanine Tranche 5-7%	3.20%	Quarterly	BNDP	12/20/20	2,700,000		(507,497)	—	(507,497)	Non-

											Investment Grade

[e]	Citibank Bespoke Palma Index, Mezzanine Tranche 5-7%	2.30%	Quarterly	CITI	6/20/21	5,900,000		(1,276,924)	—	(1,276,924)	Non-

											Investment Grade

[e]	Citibank Bespoke Phoenix Index, Mezzanine Tranche 5-7%	2.90%	Quarterly	CITI	12/20/21	7,800,000		(2,123,170)	—	(2,123,170)	Non-

											Investment Grade

[e]	Citibank Bespoke Singapore Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/20	11,300,000		(3,568,866)	(220,310)	(3,348,556)	Non-

											Investment Grade

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

Credit Default Swap Contracts (continued)

	Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount	[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

	OTC Swap Contracts (continued)

	Contracts to Sell Protection[c,d] (continued)

	Traded Index (continued)

[e,f]	Citibank Bespoke Sydney Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/20	$ 3,595,109		$ (1,594,610)	$ (80,018)	$ (1,514,592)	Non-

											Investment Grade

	MCDX.NA.31	1.00%	Quarterly	CITI	12/20/23	2,325,000		(2,868)	17,139	(20,007)	Investment

											Grade

[e]	Morgan Stanley Bespoke Pecan Index, Mezzanine Tranche 5-10%	3.98%	Quarterly	MSCO	12/20/21	8,300,000		(4,303,912)	—	(4,303,912)	Non-
											Investment Grade

[e]	Morgan Stanley Bespoke Pecan Index, Mezzanine Tranche 5-10%	4.10%	Quarterly	MSCO	12/20/21	8,300,000		(3,855,595)	—	(3,855,595)	Non-

											Investment Grade

	Total OTC Swap Contracts							$(31,731,075)	$(11,241,426)	$(20,489,649)

	Total Credit Default Swap Contracts							$(47,152,618)	$(13,279,553)	$(33,873,065)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe fund enters contracts to sell protection to create a long credit position.

eRepresents a custom index comprised of a basket of underlying instruments.

fFair valued using significant unobservable inputs. See Note 14 regarding fair value measurements.

At April 30, 2020, the Fund had the following cross-currency swap contracts outstanding. See Note 1(e).

Cross-Currency Swap Contracts

Description	Payment Frequency	Coun- terparty	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts

Receive Floating 3-month USD LIBOR + 2.87%	Quarterly			3,137,400	USD

Pay Fixed 2.50%	Annual	CITI	5/04/21	2,700,000	EUR	$ 149,557

Receive Floating 3-month USD LIBOR + 1.334%	Quarterly			8,176,000	USD

Pay Floating 3-month EUR LIBOR + 1.12%	Quarterly	CITI	7/10/21	7,300,000	EUR	208,937

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

Cross-Currency Swap Contracts (continued)

Description	Payment Frequency	Coun- terparty	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts (continued)

Receive Floating 3-month USD LIBOR + 1.305%	Quarterly			11,512,800	USD

Pay Floating 3-month EUR LIBOR + 1.11%	Quarterly	JPHQ	8/20/21	10,400,000	EUR	$ 188,787

Receive Floating 3-month USD LIBOR + 1.23%	Quarterly			2,830,500	USD

Pay Floating 3-month EUR LIBOR + 1.07%	Quarterly	CITI	9/17/21	2,550,000	EUR	47,367

Receive Floating 3-month USD LIBOR + 1.87%	Quarterly			6,160,000	USD

Pay Floating 3-month EUR LIBOR + 1.7%	Quarterly	CITI	10/15/21	5,600,000	EUR	39,870

Receive Floating 3-month USD LIBOR + 1.25%	Quarterly			28,471,500	USD

Pay Floating 3-month EUR LIBOR + 1.1%	Quarterly	CITI	10/30/21	25,650,000	EUR	387,089

Receive Floating 3-month USD LIBOR + 1.1745%	Quarterly			66,465,750	USD

Pay Floating 3-month EUR LIBOR + 1.05%	Quarterly	CITI	11/22/21	60,150,000	EUR	840,444

Receive Floating 3-month USD LIBOR + 1.17%	Quarterly			25,086,000	USD

Pay Floating 3-month EUR LIBOR + 1.05%	Quarterly	CITI	11/29/21	22,600,000	EUR	427,046

Receive Floating 3-month USD LIBOR + 1.1735%	Quarterly			51,115,500	USD

Pay Floating 3-month EUR LIBOR + 1.05%	Quarterly	CITI	12/10/21	46,050,000	EUR	823,571

Receive Floating 3-month USD LIBOR + 1.3175%	Quarterly			35,853,000	USD

Pay Floating 3-month EUR LIBOR + 1.2%	Quarterly	CITI	12/12/21	32,300,000	EUR	566,200

Total Cross Currency Swap Contracts						$3,678,868

At April 30, 2020, the Fund had the following inflation index swap contracts outstanding. See Note 1(e).

Inflation Index Swap Contracts

Description	Payment Frequency	Counter- party	Maturity Date	Notional Amount	Value/ Unrealized Appreciaton (Depreciation)

Centrally Cleared Swap Contracts

Receive variable change in USA-CPI-U	At maturity

Pay Fixed 1.96%	At maturity		8/31/24	$ 24,600,000	$ (1,271,845)

Receive variable change in USA-CPI-U	At maturity

Pay Fixed 1.719%	At maturity		8/14/26	23,000,000	(1,069,750)

Receive variable change in USA-CPI-U	At maturity

Pay Fixed 1.913%	At maturity		1/14/29	37,900,000	(2,534,545)

Receive variable change in USA-CPI-U	At maturity

Pay Fixed 1.943%	At maturity		1/15/29	132,100,000	(9,215,736)

Total Centrally Cleared Swap Contracts					$(14,091,876)

OTC Swap Contracts

Receive variable change in USA-CPI-U	At maturity

Pay Fixed 1.782%	At maturity	JPHQ	5/27/24	$ 35,700,000	$ (1,188,885)

Total Inflation Index Swap Contracts					$(15,280,761)

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

At April 30, 2020, the Fund had the following total return swap contracts outstanding. See Note 1(e).

Total Return Swap Contracts

Underlying Instruments	Financing Rate	Payment Frequency	Counter- party	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation	)

OTC Swap Contracts

Long[a]

Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	BZWS	6/20/20	$56,300,000	$(3,215,795)

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

See Note 10 regarding other derivative information.

See Abbreviations on page 171.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

April 30, 2020 (unaudited)

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund[a]
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$685,510,796	$1,527,585,250	$3,219,849,331	$4,998,856,743
Cost - Controlled affiliates (Note 3f and 11)	—	—	—	581,727,024
Cost - Non-controlled affiliates (Note 3f and 11)	36,861,475	271,840,384	75,618,287	75,946,162
Cost - Unaffiliated repurchase agreements	29,701,565	18,286,788	—	—

Value - Unaffiliated issuers	$681,331,069	$1,286,891,707	$3,048,776,133	$4,892,725,432
Value - Controlled affiliates (Note 3f and 11)	—	—	—	579,062,893
Value - Non-controlled affiliates (Note 3f and 11)	36,861,475	189,991,780	69,248,183	71,816,895
Value - Unaffiliated repurchase agreements	29,701,565	18,286,788	—	—
Cash	—	1,499,098	2,644,568	8,756,616
Foreign currency, at value (cost $—, $—, $48,507,752 and $357,731, respectively)	—	—	48,274,878	316,794
Receivables:
Investment securities sold	2,472,376	43,390,183	3,045,805	53,502,629
Capital shares sold	5,310,232	428,622	9,308,556	14,248,608
Dividends and interest	2,247,708	6,511,167	12,738,279	28,987,761
Deposits with brokers for:
OTC derivative contracts	—	—	17,890,000	36,570,000
TBA transactions	—	—	70,000	570,000
Futures contracts	—	—	6,250,052	29,603,271
Centrally cleared swap contracts	—	—	277,842	171,293
Variation margin on futures contracts	—	—	478,202	1,038,249
OTC swap contracts (upfront payments $—, $—, $1,587,680 and $2,783,720, respectively)	—	—	1,066,470	1,786,417
Unrealized appreciation on OTC forward exchange contracts	—	—	8,425,391	6,950,826
Unrealized appreciation on OTC swap contracts	—	—	9,817,855	14,604,506
FT Subsidiary deferred tax benefit (Note 1h)	—	—	—	101,634
Other assets	686	1,992	3,511	5,335

Total assets	757,925,111	1,547,001,337	3,238,315,725	5,740,819,159

Liabilities:
Payables:
Investment securities purchased	16,625,629	50,892,255	102,967,120	644,013,284
Capital shares redeemed	2,197,284	5,889,315	6,211,873	6,558,904
Management fees	291,703	656,316	560,939	1,701,072
Distribution fees	137,636	272,182	402,708	858,959
Transfer agent fees	150,583	508,527	469,909	580,330
Trustees’ fees and expenses	639	4,789	1,241	34
Distributions to shareholders	69,227	1,061,534	1,860,849	1,080,916
Variation margin on centrally cleared swap contracts	—	—	221,273	311,446
OTC swap contracts (upfront receipts $—, $—, $11,293,222 and $19,376,010)	—	—	7,689,231	13,027,843
Options written, at value (premiums received $—, $—, $83,509 and $—, respectively)	—	—	2,553,694	—
Unrealized depreciation on OTC forward exchange contracts	—	—	5,163,465	14,690,094
Unrealized depreciation on OTC swap contracts	—	—	19,697,196	35,819,967

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

April 30, 2020 (unaudited)

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund[a]
Accrued expenses and other liabilities	$138,794	$219,452	$342,164	$419,042

Total liabilities	19,611,495	59,504,370	148,141,662	719,061,891

Net assets, at value	$738,313,616	$1,487,496,967	$3,090,174,063	$5,021,757,268

Net assets consist of:
Paid-in capital	$873,948,518	$2,137,507,984	$3,436,158,886	$5,253,189,242
Total distributable earnings (losses)	(135,634,902)	(650,011,017)	(345,984,823)	(231,431,974)

Net assets, at value	$738,313,616	$1,487,496,967	$3,090,174,063	$5,021,757,268

Class A:
Net assets, at value	$435,539,726	$757,158,587	$1,626,928,818	$3,560,331,243

Shares outstanding	54,824,191	105,080,087	179,519,781	371,061,889

Net asset value per share[b]	$7.94	$7.21	$9.06	$9.59

Maximum offering price per share (net asset value per share ÷ 97.75%, 97.75%, 97.75% and 96.25%, respectively)	$8.12	$7.38	$9.27	$9.96

Class A1:
Net assets, at value	$80,219,875

Shares outstanding	10,100,247

Net asset value per share[b]	$7.94

Maximum offering price per share (net asset value per share ÷ 97.75%)	$8.12

Class C:
Net assets, at value	$82,326,122	$203,140,655	$131,451,560	$242,254,852

Shares outstanding	10,369,160	28,187,257	14,566,392	25,434,976

Net asset value and maximum offering price per share[b]	$7.94	$7.21	$9.02	$9.52

Class R:
Net assets, at value			$172,511	$17,570,401

Shares outstanding			19,029	1,838,868

Net asset value and maximum offering price per share			$9.07	$9.56

Class R6:
Net assets, at value	$30,188,747	$12,165,525	$1,131,790,363	$490,488,999

Shares outstanding	3,793,379	1,685,114	124,124,758	50,767,564

Net asset value and maximum offering price per share	$7.96	$7.22	$9.12	$9.66

Advisor Class:
Net assets, at value	$110,039,146	$515,032,200	$199,830,811	$711,111,773

Shares outstanding	13,838,092	71,443,042	21,933,947	73,665,823

Net asset value and maximum offering price per share	$7.95	$7.21	$9.11	$9.65

aConsolidated financial statement. See Note 1(h).

bRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FINANCIAL STATEMENTS

Statements of Operations

for the six months ended April 30, 2020 (unaudited)

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund[a]
Investment income:
Dividends:
Unaffiliated issuers	$—	$891,823	$783,757	$138,135
Controlled affiliates (Note 3f and 11)	—	—	—	10,773,710
Non-controlled affiliates (Note 3f and 11)	163,444	1,871,269	1,108,599	971,402
Interest: (net of foreign taxes)~
Non-controlled affiliates (Note 11)	—	1,724,681	—	—
Unaffiliated issuers:
Paydown gain (loss)	(3,491,055)	—	(5,146,612)	(6,334,172)
Paid in cash	11,841,874	48,953,981	57,252,403	85,498,887
Income from securities loaned:
Unaffiliated entities (net of fees and rebates)	—	—	207,154	—
Non-controlled affiliates (Note 3f)	—	—	18,274	—

Total investment income	8,514,263	53,441,754	54,223,575	91,047,962

Expenses:
Management fees (Note 3a)	1,732,092	5,087,948	7,874,416	11,931,459
Distribution fees: (Note 3c)
Class A	497,794	1,175,510	2,075,504	4,405,989
Class A1	41,483	—	—	—
Class C	255,726	838,856	444,279	787,097
Class R	—	—	212	48,468
Transfer agent fees: (Note 3e)
Class A	297,117	609,829	1,187,899	2,302,864
Class A1	61,935	—	—	—
Class C	58,712	167,412	97,774	158,237
Class R	—	—	63	12,717
Class R6	9,133	7,750	139,256	70,316
Advisor Class	76,982	428,122	164,723	552,761
Custodian fees (Note 4)	2,535	7,271	52,441	70,604
Reports to shareholders	48,325	106,186	154,873	280,633
Registration and filing fees	68,335	81,420	134,457	126,633
Professional fees	31,512	57,028	70,760	77,943
Trustees’ fees and expenses	4,314	17,250	18,222	25,487
Marketplace lending fees (Note 1k)	—	—	266,795	16,907
Other	103,391	40,950	168,091	173,173

Total expenses	3,289,386	8,625,532	12,849,765	21,041,288
Expense reductions (Note 4)	—	(1,826)	(2,031)	(2,953)
Expenses waived/paid by affiliates (Note 3f and 3g)	(64,111)	(296,244)	(4,162,452)	(1,082,001)

Net expenses	3,225,275	8,327,462	8,685,282	19,956,334

Net investment income	5,288,988	45,114,292	45,538,293	71,091,628

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	—	(62,195,049)	(2,821,204)	24,457,818
Non-controlled affiliates (Note 3f and 11)	—	20,257	—	—
Written options	—	—	(5,271,978)	(6,248,482)
Foreign currency transactions	—	—	(246,675)	(796,693)

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the six months ended April 30, 2020 (unaudited)

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund[a]
Forward exchange contracts	$—	$—	$(1,394,022)	$(203,449)
Futures contracts	—	—	(9,003,210)	12,072,454
Swap contracts	—	(382,887)	(2,608,448)	(10,881,028)
Capital gain distributions from management investment companies:
Controlled affiliates (Note 3f)	—	—	—	1,041,978

Net realized gain (loss)	—	(62,557,679)	(21,345,537)	19,442,598

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(3,869,714)	(154,818,210)	(152,673,740)	(153,666,483)
Controlled affiliates (Note 3f and 11)	—	—	—	(13,178,698)
Non-controlled affiliates (Note 3f and 11)	—	(3,673,181)	(2,819,383)	(1,828,186)
Translation of other assets and liabilities denominated in foreign currencies	—	—	368,550	491,436
Forward exchange contracts	—	—	3,622,228	(5,730,732)
Written options	—	—	(2,470,185)	—
Futures contracts	—	—	4,910,074	49,455,808
Swap contracts	—	369,172	(26,233,177)	(46,275,312)
Change in deferred taxes on unrealized appreciation	—	—	—	2,835

Net change in unrealized appreciation (depreciation)	(3,869,714)	(158,122,219)	(175,295,633)	(170,729,332)

Net realized and unrealized gain (loss)	(3,869,714)	(220,679,898)	(196,641,170)	(151,286,734)

Net increase (decrease) in net assets resulting from operations	$1,419,274	$(175,565,606)	$(151,102,877)	$(80,195,106)

~Foreign taxes withheld on interest	$—	$—	$—	$4,157

aConsolidated financial statement. See Note 1(h).

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Adjustable U.S. Government Securities Fund		Franklin Floating Rate Daily Access Fund

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$5,288,988	$13,215,775	$45,114,292	$161,201,518
Net realized gain (loss)	—	—	(62,557,679)	(72,522,962)
Net change in unrealized appreciation (depreciation)	(3,869,714)	2,476,828	(158,122,219)	(111,443,489)

Net increase (decrease) in net assets resulting from operations	1,419,274	15,692,603	(175,565,606)	(22,764,933)

Distributions to shareholders:
Class A	(4,990,149)	(12,001,795)	(23,206,790)	(64,119,132)
Class A1	(1,108,372)	(2,915,661)	—	—
Class C	(833,239)	(2,843,324)	(5,863,374)	(18,210,835)
Class R6	(451,454)	(1,199,781)	(417,327)	(3,994,879)
Advisor Class	(1,414,752)	(3,815,385)	(17,175,450)	(77,201,443)

Total distributions to shareholders	(8,797,966)	(22,775,946)	(46,662,941)	(163,526,289)

Capital share transactions: (Note 2)
Class A	45,893,782	(21,579,949)	(178,057,464)	(220,170,584)
Class A1	(5,450,323)	(13,138,172)	—	—
Class C	(1,508,489)	(40,864,972)	(62,517,099)	(119,511,218)
Class R6	(1,460,055)	(3,739,246)	(4,745,500)	(118,338,106)
Advisor Class	7,733,437	(7,695,018)	(267,281,136)	(802,269,979)

Total capital share transactions	45,208,352	(87,017,357)	(512,601,199)	(1,260,289,887)

Net increase (decrease) in net assets	37,829,660	(94,100,700)	(734,829,746)	(1,446,581,109)
Net assets:
Beginning of period	700,483,956	794,584,656	2,222,326,713	3,668,907,822

End of period	$738,313,616	$700,483,956	$1,487,496,967	$2,222,326,713

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Low Duration Total Return Fund		Franklin Total Return Fund[a]

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$ 45,538,293	$ 95,790,942	$ 71,091,628	$ 138,007,986
Net realized gain (loss)	(21,345,537)	11,354,598	19,442,598	110,171,716
Net change in unrealized appreciation (depreciation)	(175,295,633)	9,929,361	(170,729,332)	162,522,506

Net increase (decrease) in net assets resulting from operations	(151,102,877)	117,074,901	(80,195,106)	410,702,208

Distributions to shareholders:
Class A	(30,223,599)	(52,306,023)	(69,397,472)	(92,537,289)
Class C	(2,232,525)	(3,709,440)	(4,289,621)	(6,711,287)
Class R	(1,536)	(7)	(364,596)	(667,734)
Class R6	(24,832,968)	(38,208,441)	(10,582,801)	(15,990,733)
Advisor Class	(4,489,191)	(8,102,666)	(17,784,673)	(25,772,639)

Total distributions to shareholders	(61,779,819)	(102,326,577)	(102,419,163)	(141,679,682)

Capital share transactions: (Note 2)
Class A	103,154,235	123,680,413	263,508,127	479,864,224
Class C	5,162,144	4,489,729	14,309,445	(21,014,946)
Class R	160,416	18,305	(2,972,125)	(3,811,785)
Class R6	210,432,579	(19,707,867)	26,118,349	22,963,552
Advisor Class	(39,888,513)	38,827,472	(122,315,415)	196,798,568

Total capital share transactions	279,020,861	147,308,052	178,648,381	674,799,613

Net increase (decrease) in net assets	66,138,165	162,056,376	(3,965,888)	943,822,139
Net assets:
Beginning of period	3,024,035,898	2,861,979,522	5,025,723,156	4,081,901,017

End of period	$3,090,174,063	$3,024,035,898	$5,021,757,268	$5,025,723,156

aConsolidated financial statement. See Note 1(h).

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FRANKLIN INVESTORS SECURITIES TRUST

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds, four of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Class A, Class A1, Class C, Class R6 & Advisor Class

Franklin Adjustable U.S. Government Securities Fund

Class A, Class C, Class R6 & Advisor Class

Franklin Floating Rate Daily Access Fund

Class A, Class C, Class R, Class R6 & Advisor Class

Franklin Low Duration Total Return Fund

Franklin Total Return Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreement are valued at cost, which approximates fair value.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

Certain or all Funds enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Funds’ custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Funds, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Funds may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Funds in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Funds at period end, as indicated in the Statements of Investments, had been entered into on April 30, 2020.

d. Securities Purchased on a When-Issued or Delayed Delivery and TBA Basis

Certain or all Funds purchase securities on a when-issued or delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities and collateral has been pledged and/or received for open TBA trades.

e. Derivative Financial Instruments

Certain or all Funds invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. Certain or all Funds attempt to reduce their exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Funds include failure of the Funds to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Funds of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting Policies (continued)

e. Derivative Financial Instruments (continued)

counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Funds’ investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

Certain or all Funds entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities.

Certain or all Funds entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Certain or all Funds entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statements of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statements of Operations.

Certain or all Funds entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statements of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statements of Operations.

Certain or all Funds entered into inflation index swap contracts primarily to manage and/or gain exposure to inflation risk. An inflation index swap is an agreement between the Fund and a counterparty to exchange cash flows whereby one party makes payments based on the percentage change in an index that serves as a measure of inflation and the other party makes a regular payment based on a compounded fixed rate, applied to a notional amount.

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These agreements may be privately negotiated in the over-the-counter market (OTC inflation index swap) or may be executed on a registered exchange (centrally cleared inflation index swap). For centrally cleared inflation index swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity.

Certain or all Funds entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

Certain or all Funds entered into OTC total return swap contracts primarily to manage and/or gain exposure to credit and other market risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

Certain or all Funds purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to interest rate and credit risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

Certain or all Funds invest in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statements of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

f. Loan Participation Notes

Certain or all Funds invest in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Funds. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Funds have the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Funds generally have no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Funds assume the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned

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1. Organization and Significant Accounting Policies (continued)

g. Securities Lending (continued)

securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At April 30, 2020, the Franklin Low Duration Total Return Fund had no securities on loan.

h. Investments in FT Holdings Corporation I (FT Subsidiary)

Franklin Total Return Fund invests in certain financial instrument through its investment in FT Subsidiary. FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At April 30, 2020, FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of the FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities.

At April 30, 2020, FT Subsidiary, which is a tax paying entity, recognized an unrealized loss on its Turtle Bay investment. An estimated deferred tax asset based on such unrealized loss is reflected as FT Subsidiary deferred tax benefit in the Consolidated Statement of Assets and Liabilities. The estimated benefit was calculated using a federal rate of 21%. When the Turtle Bay investment liquidates, FT Subsidiary will recognize a capital loss which can be carried-back to offset prior year capital gains, resulting in a tax refund which will relieve the deferred tax asset.

The financial statements have been consolidated and include the accounts of the Fund and FT Subsidiary. All intercompany transactions and balances have been eliminated. At April 30, 2020, the net assets of FT Subsidiary were $5,159,028, representing 0.1% of the Fund’s consolidated net assets. The Fund’s investment in FT Subsidiary is limited to 25% of consolidated assets.

i. Mortgage Dollar Rolls

Certain or all Funds enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

j. Senior Floating Rate Interests

Certain or all Funds invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Funds invest are generally readily marketable, but may be subject to certain restrictions on resale. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced its intention to cease sustaining LIBOR after 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from

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LIBOR on the Fund or the Fund’s investments that use or may use a floating rate based on LIBOR cannot yet be determined.

k. Marketplace Lending

Certain or all Funds invest in loans obtained through marketplace lending. Marketplace lending, sometimes referred to as peer-to-peer lending, is a method of financing in which a platform facilitates the borrowing and lending of money. It is considered an alternative to more traditional forms of debt financing. Prospective borrowers are required to provide certain financial information to the platform, including, but not limited to, the intended purpose of the loan, income, employment information, credit score, debt-to-income ratio, credit history (including defaults and delinquencies) and home ownership status. Based on this and other information, the platform assigns its own credit rating to the borrower and sets the interest rate for the requested loan. The platform then posts the borrowing requests online, giving investors the opportunity to purchase the loans based on factors such as the interest rates and expected yields of the loans, the borrower background data, and the credit rating assigned by the platform.

When the Funds invest in these loans, they usually purchases all rights, title and interest in the loans pursuant to a loan purchase agreement directly from the platform. The platform or a third-party servicer typically continues to service the loans, collecting payments and distributing them to the Funds, less any servicing fees assessed. The servicer is typically responsible for taking actions against a borrower in the event of a default on the loan. Servicing fees, along with other administration fees, are included in marketplace lending fees in the Statements of Operations. The Funds, as investors in a loan, would be entitled to receive payment only from the borrower and would not be able to recover any deficiency from the platform, except under very narrow circumstances. The loans in which the Funds may invest are unsecured.

l. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2020, the each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

m. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately on the Statements of Operations. Facility fees are recognized as income over the expected term of the loan. Dividend income and realised gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect

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1. Organization and Significant Accounting Policies (continued)

m. Security Transactions, Investment Income, Expenses and Distributions (continued)

their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Net investment income, excluding class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statements of Operations.

n. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

o. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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2. Shares of Beneficial Interest

At April 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Adjustable U.S Government Securities Fund		Franklin Floating Rate Daily Access Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended April 30, 2020
Shares sold[a]	17,003,090	$135,559,055	7,352,928	$58,839,605
Shares issued in reinvestment of distributions	594,866	4,739,117	2,737,336	21,623,561
Shares redeemed	(11,861,973)	(94,404,390)	(33,322,879)	(258,520,630)
Net increase (decrease)	5,735,983	$45,893,782	(23,232,615)	$(178,057,464)
Year ended October 31, 2019
Shares sold[a]	18,451,688	$148,737,677	24,396,121	$207,005,295
Shares issued in reinvestment of distributions	1,420,216	11,437,638	7,091,086	59,838,783
Shares redeemed	(22,545,484)	(181,755,264)	(57,649,550)	(487,014,662)
Net increase (decrease)	(2,673,580)	$(21,579,949)	(26,162,343)	$(220,170,584)

Class A1 Shares:
Six Months ended April 30, 2020
Shares sold	320,473	$2,559,741
Shares issued in reinvestment of distributions	130,892	1,042,776
Shares redeemed	(1,134,659)	(9,052,840)
Net increase (decrease)	(683,294)	$(5,450,323)
Year ended October 31, 2019
Shares sold	644,638	$5,198,030
Shares issued in reinvestment of distributions	341,392	2,748,361
Shares redeemed	(2,617,010)	(21,084,563)
Net increase (decrease)	(1,630,980)	$(13,138,172)

Class C Shares:
Six Months ended April 30, 2020
Shares sold	4,792,287	$38,170,008	1,131,842	$9,067,631
Shares issued in reinvestment of distributions	98,168	781,414	686,193	5,430,652
Shares redeemed[a]	(5,086,383)	(40,459,911)	(9,834,953)	(77,015,382)
Net increase (decrease)	(195,928)	$(1,508,489)	(8,016,918)	$(62,517,099)
Year ended October 31, 2019
Shares sold	2,141,425	$17,258,372	4,867,026	$41,398,389
Shares issued in reinvestment of distributions	328,535	2,643,522	2,007,653	16,956,492
Shares redeemed[a]	(7,551,249)	(60,766,866)	(21,042,279)	(177,866,099)
Net increase (decrease)	(5,081,289)	$(40,864,972)	(14,167,600)	$(119,511,218)

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2. Shares of Beneficial Interest (continued)

	Franklin Adjustable U.S. Government Securities Fund		Franklin Floating Rate Daily Access Fund

	Shares	Amount	Shares	Amount

Class R6 Shares:
Six Months ended April 30, 2020
Shares sold	528,429	$4,221,179	226,144	$1,798,159
Shares issued in reinvestment of distributions	56,578	451,446	47,359	375,207
Shares redeemed	(768,411)	(6,132,680)	(878,374)	(6,918,866)
Net increase (decrease)	(183,404)	$(1,460,055)	(604,871)	$(4,745,500)
Year ended October 31, 2019
Shares sold	1,808,708	$14,620,360	6,237,102	$53,203,518
Shares issued in reinvestment of distributions	148,766	1,199,760	449,623	3,806,996
Shares redeemed	(2,423,068)	(19,559,366)	(20,715,643)	(175,348,620)
Net increase (decrease)	(465,594)	$(3,739,246)	(14,028,918)	$(118,338,106)

Advisor Class Shares:
Six Months ended April 30, 2020
Shares sold	8,673,204	$69,403,615	13,783,871	$106,573,499
Shares issued in reinvestment of distributions	159,877	1,274,483	1,454,428	11,514,080
Shares redeemed	(7,902,304)	(62,944,661)	(48,669,735)	(385,368,715)
Net increase (decrease)	930,777	$7,733,437	(33,431,436)	$(267,281,136)
Year ended October 31, 2019
Shares sold	9,661,245	$78,040,579	49,968,193	$425,681,497
Shares issued in reinvestment of distributions	409,290	3,300,024	5,583,560	47,203,015
Shares redeemed	(11,037,539)	(89,035,621)	(150,952,054)	(1,275,154,491)
Net increase (decrease)	(967,004)	$(7,695,018)	(95,400,301)	$(802,269,979)

aMay include a portion of Class C shares that were automatically converted to Class A.

	Franklin Low Duration Total Return Fund[b]		Franklin Total Return Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended April 30, 2020
Shares sold[a]	42,621,759	$403,135,230	49,758,102	$488,689,665
Shares issued in reinvestment of distributions	2,946,881	27,824,611	6,409,005	62,775,951
Shares issued on reorganization (Note 12)	186,443	1,794,790	10,674,554	105,907,423
Shares redeemed	(35,319,116)	(329,600,396)	(40,850,105)	(393,864,912)
Net increase (decrease)	10,435,967	$103,154,235	25,991,556	$263,508,127
Year ended October 31, 2019
Shares sold[a]	79,629,462	$767,009,943	100,587,834	$983,059,322
Shares issued in reinvestment of distributions	4,538,511	43,788,521	9,364,951	90,862,421
Shares redeemed	(71,313,399)	(687,118,051)	(61,650,157)	(594,057,519)
Net increase (decrease)	12,854,574	$123,680,413	48,302,628	$479,864,224

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	Franklin Low Duration Total Return Fund[b]		Franklin Total Return Fund

	Shares	Amount	Shares	Amount

Class C Shares:
Six Months ended April 30, 2020
Shares sold	4,559,246	$42,743,586	4,192,492	$40,864,526
Shares issued in reinvestment of distributions	208,548	1,960,984	417,103	4,056,209
Shares issued on reorganization (Note 12)	38,777	371,738	1,574,396	15,495,570
Shares redeemed[a]	(4,331,622)	(39,914,164)	(4,801,710)	(46,106,860)
Net increase (decrease)	474,949	$5,162,144	1,382,281	$14,309,445
Year ended October 31, 2019
Shares sold	5,751,967	$55,153,027	5,400,892	$52,080,169
Shares issued in reinvestment of distributions	330,448	3,174,573	655,873	6,311,021
Shares redeemed[a]	(5,611,766)	(53,837,871)	(8,294,058)	(79,406,136)
Net increase (decrease)	470,649	$4,489,729	(2,237,293)	$(21,014,946)

Class R Shares:
Six Months ended April 30, 2020
Shares sold	8,353	$75,847	226,972	$2,217,597
Shares issued in reinvestment of distributions	154	1,451	35,524	346,831
Shares issued on reorganization (Note 12)	8,625	83,118	—	—
Shares redeemed	—	—	(572,272)	(5,536,553)
Net increase (decrease)	17,132	$160,416	(309,776)	$(2,972,125)
Year ended October 31, 2019
Shares sold	1,897	$18,305	333,857	$3,227,561
Shares issued in reinvestment of distributions	—	—	65,347	630,599
Shares redeemed	—	—	(797,352)	(7,669,945)
Net increase (decrease)	1,897	$18,305	(398,148)	$(3,811,785)

Class R6 Shares:
Six Months ended April 30, 2020
Shares sold	9,743,886	$92,421,741	8,536,130	$84,180,224
Shares issued in reinvestment of distributions	1,661,274	15,812,034	972,030	9,589,704
Shares issued on reorganization (Note 12)	41,091,087	398,028,665	387,849	3,874,914
Shares redeemed	(31,723,134)	(295,829,861)	(7,329,226)	(71,526,493)
Net increase (decrease)	20,773,113	$210,432,579	2,566,783	$26,118,349
Year ended October 31, 2019
Shares sold	48,117,630	$466,169,000	11,319,959	$110,557,913
Shares issued in reinvestment of distributions	3,421,634	33,223,142	1,474,135	14,399,466
Shares redeemed	(53,573,761)	(519,100,009)	(10,523,386)	(101,993,827)
Net increase (decrease)	(2,034,497)	$(19,707,867)	2,270,708	$22,963,552

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2. Shares of Beneficial Interest (continued)

	Franklin Low Duration Total Return Fund[b]		Franklin Total Return Fund

	Shares	Amount	Shares	Amount

Advisor Class Shares:
Six Months ended April 30, 2020
Shares sold	7,053,137	$66,832,002	10,488,583	$103,535,050
Shares issued in reinvestment of distributions	409,580	3,892,637	1,696,230	16,728,003
Shares issued on reorganization (Note 12)	41,394	400,965	878,914	8,772,333
Shares redeemed	(11,794,074)	(111,014,117)	(25,927,484)	(251,350,801)
Net increase (decrease)	(4,289,963)	$(39,888,513)	(12,863,757)	$(122,315,415)
Year ended October 31, 2019
Shares sold	18,103,769	$175,348,265	45,881,218	$444,031,555
Shares issued in reinvestment of distributions	730,667	7,086,653	2,450,870	23,965,092
Shares redeemed	(14,823,774)	(143,607,446)	(28,072,302)	(271,198,079)
Net increase (decrease)	4,010,662	$38,827,472	20,259,786	$196,798,568

aMay include a portion of Class C shares that were automatically converted to Class A.

bFor Class R, for the period October 15, 2019 (effective date) to October 31, 2019.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Franklin Adjustable U.S. Government Securities Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.500%	Up to and including $5 billion
0.440%	Over $5 billion, up to and including $10 billion
0.410%	Over $10 billion, up to and including $15 billion
0.380%	In excess of $15 billion

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Franklin Floating Rate Daily Access Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $500 million
0.550%	Over $500 million, up to and including $1 billion
0.500%	Over $1 billion, up to and including $1.5 billion
0.450%	Over $1.5 billion, up to and including $6.5 billion
0.425%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

Franklin Low Duration Total Return Fund and Franklin Total Return Fund pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

For the period ended April 30, 2020, each Fund’s annualized gross effective investment management fee rate based on average daily net assets was as follows:

Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
0.500%	0.544%	0.486%	0.467%

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to Franklin Total Return Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund. Effective October 31, 2019, the subadvisory agreement was terminated for Franklin Total Return Fund.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

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3. Transactions with Affiliates (continued)

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A and A1 reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Reimbursement Plans:
Class A	0.25%	0.25%	0.25%	0.25%
Class A1	0.10%	—%	—%	—%
Compensation Plans:
Class C	0.65%	0.65%	0.65%	0.65%
Class R	—	—	0.50%	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$2,922	$7,906	$24,639	$137,714
CDSC retained	$23,077	$27,843	$99,113	$18,749

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the period ended April 30, 2020, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Transfer agent fees	$242,993	$493,277	$602,764	$1,260,936

f. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended April 30, 2020, investments in affiliated management investment companies were as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Investment Income
Franklin Adjustable U.S. Government Securities Fund

Non-Controlled Affiliates

								Dividends
Institutional Fiduciary Trust Money Market Portfolio, 0.01%	$35,052,748	$24,298,113	$(22,489,386)	$ —	$—	$36,861,475	36,861,475	$163,444

Franklin Floating Rate Daily Access Fund

Non-Controlled Affiliates

								Dividends
Franklin Floating Rate Income Fund	$56,546,081	$—	$—	$ —	$(8,068,244)	$48,477,837	6,837,495	$1,482,499
Institutional Fiduciary Trust Money Market Portfolio, 0.01%	103,958,277	203,046,303	(217,547,354)	—	—	89,457,226	89,457,226	388,770
Total Affiliated Securities	$160,504,358	$203,046,303	$(217,547,354)	$ —	$(8,068,244)	$137,935,063		$1,871,269

Franklin Low Duration Total Return Fund

Non-Controlled Affiliates

								Dividends
Franklin Floating Rate Income Fund	$19,759,574	$—	$—	$ —	$(2,819,383)	$16,940,191	2,389,308	$518,047
Institutional Fiduciary Trust Money Market Portfolio, 0.01%	108,041,040	761,249,514	(816,982,562)	—	—	52,307,992	52,307,992	590,552
	$127,800,614	$761,249,514	$(816,982,562)	$ —	$(2,819,383)	$69,248,183		$1,108,599

								Income from securities loaned
Institutional Fiduciary Trust Money Market Portfolio, 0.01%	$—	$51,223,000	$(51,223,000)	$ —	$—	$—	—	$18,274
Total Affiliated Securities	$127,800,614	$812,472,514	$(868,205,562)	$ —	$(2,819,383)	$69,248,183		$1,126,873

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

f. Investments in Affiliated Management Investment Companies (continued)

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Investment Income
Franklin Total Return Fund

Controlled Affiliates

								Dividends
Franklin Liberty High Yield Corporate ETF	$—	$99,991,725	$—	$ —	$(10,146,053)	$89,845,672	3,830,000	$1,725,725
Franklin Liberty Investment Grade Corporate ETF	369,960,975	99,558,200	—	—	(1,609,975)	467,909,200	18,335,000	9,677,543	[a]
Franklin Liberty Senior Loan ETF	22,730,691	—	—	—	(1,422,670)	21,308,021	914,900	412,420
Total Controlled Affiliates	$392,691,666	$199,549,925	$—	$ —	$(13,178,698)	$579,062,893		$11,815,688

Non-Controlled Affiliates

Franklin Floating Rate Income Fund	$12,812,795	$—	$—	$ —	$(1,828,186)	$10,984,609	1,549,310	$335,920
Institutional Fiduciary Trust Money Market Portfolio, 0.01%	373,627,760	1,428,409,031	(1,741,204,505)	—	—	60,832,286	60,832,286	635,482
Total Non-Controlled Affiliates	$386,440,555	$1,428,409,031	$(1,741,204,505)	$ —	$(1,828,186)	$71,816,895		$971,402
Total Affiliated Securities	$779,132,221	$1,627,958,956	$(1,741,204,505)	$ —	$(15,006,884)	$650,879,788		$12,787,090

aDividend income includes any capital gain distributions received from underlying funds, and are presented in corresponding line item in the Statement of Operations.

g. Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin Low Duration Total Return Fund and Franklin Total Return Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for Class A, Class C, Class R and Advisor Class of the Funds do not exceed 0.44% and 0.60%, respectively, and for Class R6 do not exceed 0.30% and 0.48%, respectively, based on the average net assets of each class until February 28, 2021. Total expenses waived or paid are not subject to recapture subsequent to the Funds’ fiscal year end.

Prior to March 1, 2020, expenses (excluding certain fees and expenses as previously disclosed) for Franklin Total Return Fund for Class R6 were limited to 0.49% based on the average net assets of the class.

For Franklin Adjustable U.S. Government Fund and Franklin Floating Rate Daily Access Fund, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until February 28, 2021.

h. Other Affiliated Transactions

At April 30, 2020, one or more of the funds in Franklin Fund Allocator Series owned 15.9% of Franklin Low Duration Total Return Fund outstanding shares.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended April 30, 2020, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At October 31, 2019, the capital loss carryforwards were as follows:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Capital loss carryforwards not subject to expiration:
Short term	$23,092,600	$20,570,518	$32,471,167	$30,224,308
Long term	104,891,205	239,462,365	81,065,745	91,879,023

Total capital loss carryforwards	$127,983,805	$260,032,883	$113,536,912	$122,103,331

At April 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund

Cost of investments	$752,073,836	$1,820,505,301	$3,289,137,476	$5,635,180,850

Unrealized appreciation	$4,655,471	$15,250,938	$63,323,723	$241,291,137
Unrealized depreciation	(8,835,198)	(340,585,964)	(265,705,577)	(366,759,934)

Net unrealized appreciation (depreciation)	$(4,179,727)	$(325,335,026)	$(202,381,854)	$(125,468,797)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, pass-through entity income, paydown losses, bond discounts and premiums and swaps.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2020, were as follows:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
Purchases	$121,619,268	$239,945,660	$1,613,194,036	$5,720,339,681
Sales	$84,527,490	$782,848,402	$1,688,900,206	$5,437,778,861

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

7. Credit Risk and Defaulted Securities

At April 30, 2020, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund and Franklin Total Return Fund had 80.9%, 14.0% and 13.1%, respectively, of their portfolio invested in high yield securities, senior secured floating rate loans, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Certain or all Funds held defaulted securities and/or other securities for which the income has been deemed uncollectible. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified in the accompanying Statements of Investments. At April 30, 2020, the aggregate value of these securities was as follows:

	Value	Percentage of Net Assets
Franklin Floating Rate Daily Access Fund	$19,156,231	1.3%
Franklin Low Duration Total Return Fund	1,097,192	0.0%†
Franklin Total Return Fund	1,521,346	0.0%†
†Rounds to less than 0.1% of net assets.

8. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Funds, their ability to buy and sell fund investments at appropriate valuations and their ability to achieve their investment objectives.

9. Restricted Securities

Certain or all Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2020, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

Principal Amount/ Shares/ Units	Issuer	Acquisition Date	Cost	Value

Franklin Floating Rate Daily Access Fund
1,219,956	[a] Appvion Operations Inc.	6/14/18 - 4/12/19	$12,791,766	$22,625,485
170,300	[b] Remington Outdoor Co. Inc., Litigation Units	5/16/18 - 4/12/19	—	—

	Total Restricted Securities (Value is 1.5% of Net Assets)		$12,791,766	$22,625,485

Franklin Low Duration Total Return Fund
24,740	[c] Appvion Operations Inc.	4/12/19	$334,607	$458,820

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Principal Amount/ Shares/ Units	Issuer	Acquisition Date	Cost	Value

Franklin Low Duration Total Return Fund
12,326,925	[d] K2016470219 South Africa Ltd., A	4/15/13 - 2/01/17	$92,077	$—
1,226,701	[d] K2016470219 South Africa Ltd., B	2/01/17	911	—
16,078	[e] Remington Outdoor Co. Inc., Litigation Units	5/16/18 - 4/12/19	—	—

	Total Restricted Securities (Value is 0.0%† of Net Assets)		$427,595	$458,820

Franklin Total Return Fund
13,033	[f] Appvion Operations Inc.	4/12/19	$176,272	$241,708
28,762,824	[g] K2016470219 South Africa Ltd., A	4/15/13 - 2/01/17	221,469	—
2,862,311	[g] K2016470219 South Africa Ltd., B	2/01/17	2,125	—
4,897	[h] Remington Outdoor Co. Inc., Litigation Units	4/12/19	—	—

	Total Restricted Securities (Value is 0.0%† of Net Assets)		$399,866	$241,708

†Rounds to less than 0.1% of net assets.

aThe Fund also invests in unrestricted securities of the issuer, valued at $28,526,766 as of April 30, 2020.

bThe Fund also invests in unrestricted securities of the issuer, valued at $904,466 as of April 30, 2020.

cThe Fund also invests in unrestricted securities of the issuer, valued at $352,943 as of April 30, 2020

dThe Fund also invests in unrestricted securities of the issuer, valued at $1,227 as of April 30, 2020.

eThe Fund also invests in unrestricted securities of the issuer, valued at $85,393 as of April 30, 2020.

fThe Fund also invests in unrestricted securities of the issuer, valued at $185,931 as of April 30, 2020.

gThe Fund also invests in unrestricted securities of the issuer, valued at $2,864 as of April 30, 2020.

hThe Fund also invests in unrestricted securities of the issuer, valued at $26,010 as of April 30, 2020.

10. Other Derivative Information

At April 30, 2020, investments in derivative contracts are reflected in the Statements of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value

Franklin Low Duration Total Return Fund
Interest rate contracts	Variation margin on futures contracts	$10,345,068	[a]	Variation margin on futures contracts	$6,666,540	[a]

	Variation margin on centrally cleared swap contracts	—		Variation margin on centrally cleared swap contracts	1,881,830	[a]

	Unrealized appreciation on OTC swap contracts	3,715,067		Unrealized depreciation on OTC swap contracts	—

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	8,425,391		Unrealized depreciation on OTC forward exchange contracts	5,163,465

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Other Derivative Information (continued)

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value

Franklin Low Duration Total Return Fund (continued)

Credit contracts	Investments in securities, at value	$ —		Options written, at value	$2,553,694

	Variation margin on centrally cleared swap contracts	—		Variation margin on centrally cleared swap contracts	5,374,492	[a]

	OTC swap contracts (upfront payments)	1,066,470		OTC swap contracts (upfront receipts)	7,689,231

	Unrealized appreciation on OTC swap contracts	6,102,788		Unrealized depreciation on OTC swap contracts	19,697,196

Inflation contracts	Variation margin on centrally cleared swap contracts	—		Variation margin on centrally cleared swap contracts	10,372,276	[a]

Totals		$29,654,784			$59,398,724

Franklin Total Return Fund

Interest rate contracts	Variation margin on futures contracts	$41,114,549	[a]	Variation margin on futures contracts	$5,313,768	[a]

	Unrealized appreciation on OTC swap contracts	3,678,868		Unrealized depreciation on OTC swap contracts	—

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	6,950,826		Unrealized depreciation on OTC forward exchange contracts	14,690,094

Credit contracts	Variation margin on centrally cleared swap contracts	—		Variation margin on centrally cleared swap contracts	13,383,416	[a]

	OTC swap contracts (upfront payments)	1,786,417		OTC swap contracts (upfront receipts)	13,027,843

	Unrealized appreciation on OTC swap contracts	10,925,638		Unrealized depreciation on OTC swap contracts	34,631,082

Inflation contracts	Variation margin on centrally cleared swap contracts	—		Variation margin on centrally cleared swap contracts	14,091,876	[a]

	Unrealized appreciation on OTC swap contracts	—		Unrealized depreciation on OTC swap contracts	1,188,885

Value recovery instruments	Investments in securities, at value	352,664	[b]

Totals		$64,808,962			$96,326,964

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statements of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bVRI are included in investments in securities, at value in the Statements of Assets and Liabilities.

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For the period ended April 30, 2020, the effect of derivative contracts in the Statements of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Operations Location	Net Realized Gain (Loss) for the Period		Statements of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Franklin Floating Rate Daily Access Fund
Credit contracts	Swap contracts	$ (382,887)		Swap contracts	$ 369,172
Franklin Low Duration Total Return Fund
Interest rate contracts	Written options	$ (5,410,636)		Written options	$ —
	Futures contracts	(9,003,210)		Futures contracts	4,910,074
	Swap contracts	1,555,911		Swap contracts	2,590,988
Foreign exchange contracts	Investments	673,309	[a]	Investments	—
	Forward exchange contracts	(1,394,022)		Forward exchange contracts	3,622,228
Credit contracts	Investments	(37,868)	[a]	Investments	—
	Written options	138,658		Written options	(2,470,185)
	Swap contracts	(4,164,336)		Swap contracts	(18,842,266)
Inflation contracts	Swap contracts	(23)		Swap contracts	(9,981,899)

Totals		$(17,642,217)			$(20,171,060)

Franklin Total Return Fund
Interest rate contracts	Investments	$ (5,933,615)	[a]	Investments	$ —
	Written options	2,382,098		Written options	—
	Futures contracts	12,072,454		Futures contracts	49,455,808
	Swap contracts	2,279,651		Swap contracts	5,006,653
Foreign exchange contracts	Investments	1,011,927	[a]	Investments	—
	Forward exchange contracts	(203,449)		Forward exchange contracts	(5,730,732)
Credit contracts	Written options	(8,630,580)		Written options	—
	Swap contracts	(13,160,652)		Swap contracts	(36,235,875)
Inflation contracts	Swap contracts	(27)		Swap contracts	(15,046,090)
Value recovery instruments	Investments	—		Investments	(93,868)[a]

Totals		$(10,182,193)			$ (2,644,104)

aPurchased option contracts and VRI are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations.

For the period ended April 30, 2020, the average month end notional amount of futures contracts, swap contracts and options and the average month end contract value for forward exchange contracts, and average month end fair value of VRI, were as follows:

	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Retur Fund	Franklin Total Return Fund

Futures Contracts	$—	$1,177,532,066	$1,893,156,377

Swap contracts	9,077,714	718,393,120	880,455,124

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10. Other Derivative Information (continued)

	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Retur Fund	Franklin Total Return Fund

Forward exchange contracts	—	421,060,490	684,210,274

VRI	—	—	425,915

Options	—	145,054,143	103,485,714

At April 30, 2020, the Funds’ OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statements of Assets and Liabilities

	Assets[a]	Liabilities[a]
Derivatives

Franklin Low Duration
Total Return Fund
Forward exchange contracts	$8,425,391	$5,163,465

Options written	—	2,553,694

Swap contracts	10,884,325	27,386,427

Total	$19,309,716	$35,103,586

Franklin Total

Return Fund

Forward exchange contracts	6,950,826	14,690,094

Swap contracts	16,390,923	48,847,810

Total	$23,341,749	$63,537,904

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

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At April 30, 2020, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received	Net Amount (Not less than zero)
Franklin Low Duration Total Return Fund

Counterparty

BNDP	$ —	$ —	$ —	$ —	$ —

BZWS	148,979	(148,979)	—	—	—

CITI	8,050,358	(8,050,358)	—	—	—

DBAB	467,614	—	(467,614)	—	—

FBCO	—	—	—	—	—

GSCO	10,765	—	—	—	10,765

JPHQ	10,632,000	(7,585,935)	(3,046,065)	—	—

MSCO	—	—	—	—	—

Total	$19,309,716	$(15,785,272)	$(3,513,679)	$ —	$10,765

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received	Net Amount (Not less than zero)
Franklin Total Return Fund

Counterparty

BNDP	$ —	$ —	$ —	$ —	$ —

BZWS	317,785	(317,785)	—	—	—

CITI	11,441,502	(11,441,502)	—	—	—

DBAB	56,900	(56,900)	—	—	—

JPHQ	11,525,562	(11,525,562)	—	—	—

MSCO	—	—	—	—	—

Total	$23,341,749	$(23,341,749)	$ —	$ —	$ —

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10. Other Derivative Information (continued)

At April 30, 2020, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[a]	Net Amount (Not less than zero)

Franklin Low Duration Total Return Fund

Counterparty
BNDP	$ 1,417,443	$ —	$ —	$ (1,350,000)	$ 67,443
BZWS	3,397,609	(148,979)	—	(3,160,000)	88,630
CITI	18,860,504	(8,050,358)	—	(9,320,000)	1,490,146
DBAB	—	—	—	—	—
FBCO	178,602	—	—	(130,000)	48,602
GSCO	—	—	—	—	—
JPHQ	7,585,935	(7,585,935)	—	—	—
MSCO	3,663,493	—	—	(3,663,493)	—

Total	$35,103,586	$(15,785,272)	$ —	$(17,623,493)	$1,694,821

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[a]	Net Amount (Not less than zero)

Franklin Total Return Fund

Counterparty
BNDP	$ 1,883,329	$ —	$ —	$ (1,883,329)	$ —
BZWS	3,533,580	(317,785)	—	(3,215,795)	—
CITI	30,384,050	(11,441,502)	—	(16,580,000)	2,362,548
DBAB	623,888	(56,900)	—	(566,988)	—
JPHQ	18,953,550	(11,525,562)	—	(5,380,000)	2,047,988
MSCO	8,159,507	—	—	(8,159,507)	—

Total	$63,537,904	$(23,341,749)	$ —	$(35,785,619)	$4,410,536

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

bAt April 30, 2020, the Fund received U.S. Treasury Bonds and Notes as collateral for derivatives.

See Note 1(e) regarding derivative financial instruments.

See Abbreviations on page 171.

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11. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended April 30, 2020, investments in “affiliated companies” were as follows:

Name of Issuer	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares/ Units/ Principal Amount Held at End of Period	Investment Income

Franklin Floating Rate Daily Access Fund

Non-Controlled Affiliates

								Dividends

Appvion Operations Inc.	$16,265,063	$ —	$ —	$ —	$ 6,360,422	$22,625,485	1,219,956	$ —

Remington Outdoor Co. Inc.	1,808,932	—	—	—	(904,466)	904,466	1,808,932	—

Remington Outdoor Co. Inc., Litigation Units	—	—	—	—	—	—	170,300	—

	$18,073,995	$ —	$ —	$ —	$ 5,455,956	$23,529,951		$ —

								Interest

Appvion Operations Inc., Term Loan, 6/15/26	45,636,106	$6,613[a]	$(16,075,317)[a]	$20,257	$(1,060,893)	$28,526,766	29,108,945	$1,724,681

Total Affiliated Securities (Value is 3.5% of Net Assets)	$63,710,101	$ 6,613	$(16,075,317)	$20,257	$ 4,395,063	$52,056,717		$1,724,681

aMay include accretion, amortization, partnership adjustments, and/or other corporate actions.

12. Reorganization

On December 6, 2019, Franklin Low Duration Total Return Fund (Surviving Fund), pursuant to a plan of reorganization approved on October 18, 2019, by shareholders of Franklin Flexible Alpha Bond Fund (Acquired Fund), a series of Franklin Strategic Series, acquired 100% of the Acquired Fund’s net assets, primarily made up of investment securities, which included $145,479 of unrealized appreciation, through a tax-free exchange of 41,366,326 shares of the Surviving Fund (valued at $400,679,276). Immediately after the completion of the reorganization, the combined net assets of the Surviving Fund were $3,385,783,187.

The primary purpose for the reorganization was to combine the Acquired Fund with a larger fund that had lower annual fund operating expense ratios, better overall historical performance, similar investment goals and similar principal investment strategies/risks. The estimated cost of the reorganization was $103,000 of which the Surviving Fund and the Acquired Fund each paid 25% and Advisers paid 50%. The allocated portion of the Surviving Fund’s reorganization expenses are included with other expenses in the Statement of Operations.

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12. Reorganization (continued)

Assuming the reorganization had been completed on November 1, 2019, the Fund’s pro forma results of operations, would have been as follows:

Period	Net Investment Income	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Assets from Operations

For the period November 1, 2019 through April 30, 2020	$46,657,729	$(197,447,215)	(150,789,486)

Subsequent to the reorganization, the Surviving Fund has been managed as a single entity. Accordingly, it is impracticable to identify the amounts of investment income and net investment income attributable to the Acquired Fund’s assets after the completion of the reorganization.

On January 31, 2020, Franklin Total Return Fund (Surviving Fund), pursuant to a plan of reorganization approved on December 6, 2019, by shareholders of Franklin Real Return Fund (Acquired Fund), a series of Franklin Investors Securities Trust, acquired 100% of the Acquired Fund’s net assets, primarily made up of investment securities, which included $1,332,218 of unrealized appreciation, through a tax-free exchange of 13,515,713 shares of the Surviving Fund (valued at $134,050,240). Immediately after the completion of the reorganization, the combined net assets of the Surviving Fund were $5,241,870,095.

The primary purpose for the reorganization was to combine the Acquired Fund with a larger fund that had lower annual fund operating expense ratios, better overall historical performance and similar principal investment strategies/risks. The estimated cost of the reorganization was $200,000 of which the Surviving Fund and the Acquired Fund each paid 25% and Advisers paid 50%. The allocated portion of the Surviving Fund’s reorganization expenses are included with other expenses in the Statement of Operations.

Assuming the reorganization had been completed on November 1, 2019, the Fund’s pro forma results of operations, would have been as follows:

Period	Net Investment Income	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Assets from Operations

For the period November 1, 2019 through April 30, 2020	$71,539,124	$(149,096,901)	$(77,557,777)

Subsequent to the reorganization, the Surviving Fund has been managed as a single entity. Accordingly, it is impracticable to identify the amounts of investment income and net investment income attributable to the Acquired Fund’s assets after the completion of the reorganization.

13. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of

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all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended April 30, 2020, the Funds did not use the Global Credit Facility.

14. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of April 30, 2020, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Franklin Adjustable U.S. Government Securities Fund
Assets:
Investments in Securities:[a]
Commercial Mortgage-Backed Securities	$—	$11,401,579	$—		$11,401,579
Mortgage-Backed Securities	—	669,929,490	—		669,929,490
Short Term Investments	36,861,475	29,701,565	—		66,563,040

Total Investments in Securities	$36,861,475	$711,032,634	$—		$747,894,109

Franklin Floating Rate Daily Access Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Diversified Support Services	$—	$904,466	$—		$904,466
Forest Products	—	—	22,625,485		22,625,485
Oil & Gas Exploration & Production	—	7,140,837	—		7,140,837
All Other Equity Investments	48,477,837	—	—		48,477,837
Corporate Bonds	—	—	15,426,642		15,426,642
Senior Floating Rate Interests:
Personal Products	—	9,901,673	56,454,915		66,356,588
All Other Senior Floating Rate Interests	—	1,146,479,465	—		1,146,479,465
Asset-Backed Securities	—	80,014,941	—		80,014,941
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	89,457,226	18,286,788	—		107,744,014

Total Investments in Securities	$137,935,063	$1,262,728,170	$94,507,042		$1,495,170,275

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14. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3		Total

Franklin Low Duration Total Return Fund

Assets:

Investments in Securities:[a]
Equity Investments:[b]
Commercial & Professional Services	$—	$85,393	$—		$85,393
Energy	8,937	—	12,308		21,245
Materials	19,485	—	458,820		478,305
All Other Equity Investments	51,116,611	—	—	[c]	51,116,611
Corporate Bonds:
Capital Goods	—	30,472,997	254,177		30,727,174
Retailing	—	14,970,475	2,432		14,972,907
All Other Corporate Bonds	—	877,225,160	—		877,225,160
Senior Floating Rate Interests:
Household & Personal Products	—	2,082,686	3,115,797		5,198,483
All Other Senior Floating Rate Interests	—	98,510,901	—		98,510,901
Marketplace Loans	—	—	28,410,673		28,410,673
Foreign Government and Agency Securities	—	151,615,062	—		151,615,062
U.S. Government and Agency Securities	—	212,121,811	—		212,121,811
Asset-Backed Securities and Commercial
Mortgage-Backed Securities:
Diversified Financials	—	1,382,927,930	10,536,605		1,393,464,535
All Other Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	22,919,967	—		22,919,967
Mortgage-Backed Securities	—	89,256,750	—		89,256,750
Municipal Bonds	—	82,892,614	—		82,892,614
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	59,006,725	—	—		59,006,725

Total Investments in Securities	$110,151,758	$2,965,081,746	$42,790,812		$3,118,024,316

Other Financial Instruments:
Futures Contracts	$10,345,068	$—	$—		$10,345,068
Forward Exchange Contracts	—	8,425,391	—		8,425,391
Swap Contracts	—	9,817,855	—		9,817,855

Total Other Financial Instruments	$10,345,068	$18,243,246	$—		$28,588,314

Liabilities:

Other Financial Instruments:
Options Written	$—	$2,553,694	$—		$2,553,694
Futures Contracts	6,666,540	—	—		6,666,540
Forward Exchange Contracts	—	5,163,465	—		5,163,465
Swap Contracts	—	36,989,218	336,576		37,325,794

Total Other Financial Instruments	$6,666,540	$44,706,377	$336,576		$51,709,493

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	Level 1	Level 2	Level 3		Total

Franklin Total Return Fund

Assets:

Investments in Securities:[a]
Equity Investments:[b]
Commercial & Professional Services	$—	$26,010	$—		$26,010
Consumer Services	—	—	34,112		34,112
Energy	190,879	—	28,726		219,605
Materials	97,689	—	241,708		339,397
All Other Equity Investments	592,537,112	—	—	[c]	592,537,112
Corporate Bonds:
Capital Goods	—	57,516,912	133,901		57,650,813
Retailing	—	529,125	5,676		534,801
All Other Corporate Bonds	—	1,010,399,380	—		1,010,399,380
Senior Floating Rate Interests:
Household & Personal Products	—	205,378	1,641,414		1,846,792
All Other Senior Floating Rate Interests	—	152,635,401	—		152,635,401
Marketplace Loans	—	—	9,101,512		9,101,512
Foreign Government and Agency Securities	—	167,044,335	—		167,044,335
U.S. Government and Agency Securities	—	646,780,643	—		646,780,643
Asset-Backed Securities and Commercial
Mortgage-Backed Securities:
Banks	—	28,138,906	8,917		28,147,823
Diversified Financials	—	1,426,765,654	14,331,179		1,441,096,833
Mortgage-Backed Securities	—	1,088,383,788	—		1,088,383,788
Municipal Bonds	—	285,994,577	—		285,994,577
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	60,832,286	—	—		60,832,286

Total Investments in Securities	$653,657,966	$4,864,420,109	$25,527,145		$5,543,605,220

Other Financial Instruments:
Futures Contracts	$41,114,549	$—	$—		$41,114,549
Forward Exchange Contracts	—	6,950,826	—		6,950,826
Swap Contracts	—	14,604,506	—		14,604,506

Total Other Financial Instruments	$41,114,549	$21,555,332	$—		$62,669,881

Liabilities:

Other Financial Instruments:
Futures Contracts	$5,313,768	$—	$—		$5,313,768
Forward Exchange Contracts	—	14,690,094	—		14,690,094
Swap Contracts	—	61,780,667	1,514,592		63,295,259

Total Other Financial Instruments	$5,313,768	$76,470,761	$1,514,592		$83,299,121

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common, preferred stocks and management investment companies as well as other equity interests.

cIncludes securities determined to have no value at April 30, 2020.

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14. Fair Value Measurements (continued)

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the period. At April 30, 2020, the reconciliation is as follows:

	Balance at Beginning of Period		Purchases		Sales	Transfer Into Level 3[a]	Transfer Out of Level 3[b]	Cost Basis Adjustments[c]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End

Franklin Floating Rate Daily Access Fund

Assets:

Investments in Securities:
Equity Investments:
Diversified Support Services	$ 1,808,932		$ —		$ —	$ —	$(1,130,583)	$ —	$ —	$ (678,349)	$ —		$ —
Forest Products	16,265,063		—		—	—	—	—	—	6,360,422	22,625,485		6,360,422
Corporate Bonds	—		—		—	15,426,642	—	—	—	—	15,426,642		—
Senior Floating Rate Interests:
Personal Products	61,403,599		—		—	—	—	210,084	—	(5,158,768)	56,454,915		(5,158,768)
Escrows and Litigation Trusts	—	[e]	—	[e]	—	—	—	(1,277,251)	1,277,251	—	—	[e]	—

Total Investments in Securities	$79,477,594		$ —		$ —	$15,426,642	$(1,130,583)	$(1,067,167)	$1,277,251	$ 523,305	$94,507,042		$ 1,201,654

Franklin Low Duration Total Return Fund

Assets:

Investments in Securities:
Equity Investments:[d]
Commercial & Professional Services	$ 170,787		$ —		$ —	$ —	$ (85,394)	$ —	$	$ (85,393)	$ —		$ —
Energy	4,511[e]		—		—	—	(2,327)	—	—	10,124	12,308		10,124
Materials	329,838		—		—	—	—	—	—	128,982	458,820		128,982
Retailing	8,967		—		—	—	—	—	—	(8,967)	—	[e]	(8,967)
Corporate Bonds:
Capital Goods	—		—		—	290,023	—	1,673	—	(37,519)	254,177		(37,519)
Retailing	2,280		—		—	—	—	(69,976)	—	70,128	2,432		70,128
Senior Floating Rate Interests:
Household & Personal Products	3,233,528		—		—	—	—	10,871	—	(128,602)	3,115,797		(128,602)
Marketplace Loans	24,471,922		5,991,758		—	—	—	—	—	(2,053,007)	28,410,673		(2,053,007)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Balance at Beginning of Period	Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3[b]	Cost Basis Adjustments[c]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End

Asset-Backed Securities and Commercial Mortgage-Backed Securities:
Diversified Financials	$ —	$ —	$ —	$10,536,605	$ —	$ —	$ —	$ —	$10,536,605	$ —
Escrows and Litigation Trusts	—[e]	—[e]	—	—	—	(7,705)	7,705	—	—[e]	—

Total Investments in Securities	$28,221,833	$5,991,758	$ —	$10,826,628	$ (87,721)	$ (65,137)	$ 7,705	$(2,104,254)	$42,790,812	$(2,018,861)

Liabilities:
Other Financial Instruments:
Swap Contracts	$ —	$ —	$ —	$ 336,576	$ —	$ —	$ —	$ —	$ 336,576	$ —

aTransferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities and other significant observable valuation inputs.

bThe investments were transferred out of Level 3 as a result of the availability of other significant observable valuation inputs.

cMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

dIncludes common stocks and other equity interests.

eIncludes securities determined to have no value.

Significant unobservable valuation inputs for material Level 3 assets and/or liabilities and impact to fair value as a result of changes in unobservable valuation inputs as of April 30, 2020, are as follows:

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14. Fair Value Measurements (continued)

Description	Fair Value at End of Period		Valuation Technique	Unobservable Input	Amount/Range (Weighted Averagea)	Impact to Fair Value if Input Increases[b]

Franklin Floating Rate Daily Access Fund

Assets:

Investments in Securities:

Equity Investments:

Forest Products			Discounted cash flow	Weighted average cost of capital	16.8%	Decrease[d]
	$22,625,485

				Total unlevered free cashflows	$188.4 mil	Increase

				Discount for lack of marketability	20.0%	Decrease[d]

				Long term growth	0.0%	Increase

Corporate Bonds	15,426,642		Market transaction	Transaction price weighting	50.0%	Increase[d]

Senior Floating Rate Interests:

Personal Products			Discounted cash flow	Discount rate	10.2% - 20.8%	Decrease[d]
	56,454,915				(18.3%)

				Free cash flow	$15.0 - $63.6 mil	Increase[c]
					($52.1) mil

All Other Investments[e]	—	[f]

Total	$94,507,042

Franklin Low Duration Total Return Fund

Assets:

Investments in Securities:

Marketplace Loans - Lending Club	$21,260,351		Discounted cash flow	Loss-adjusted discount rate	7.4%	Decrease[c]

				Projected loss rate	24.9%	Decrease[c]

Marketplace Loans – Lending Club LCX	3,950,046		Discounted cash flow	Loss-adjusted discount rate	9.8%	Decrease[c]

				Projected loss rate	18.9%	Decrease[c]

Marketplace Loans – Upgrade	3,200,276		Discounted cash flow	Loss-adjusted discount rate	15.2%	Decrease[c]

				Projected loss rate	22.0%	Decrease[c]

All other investments[e]	$14,380,139[f]

Liabilities:

Other Financial Instruments:

Credit Defaults Swap Contracts[e]	$ 336,576

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aWeighted based on the relative fair value of the financial instruments.

bRepresents the directional change in the fair value that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

cRepresents a significant impact to fair value and net assets.

dRepresents a significant impact to fair value but not net assets.

eIncludes fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs. May also include values derived private transaction prices or non-public third party pricing information which is unobservable.

fIncludes securities determined to have no value at April 30, 2020.

15. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

16. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency

BNDP	BNP Paribas SA	BRL	Brazilian Real

BZWS	Barclays Bank PLC	CAD	Canadian Dollar

CITI	Citigroup, Inc.	CNY	Chinese Yuan

DBAB	Deutsche Bank AG	COP	Colombian Peso

FBCO	Credit Suisse Group AG	DKK	Danish Krone

GSCO	The Goldman Sachs Group, Inc.	DOP	Dominican Peso

JPHQ	JP Morgan Chase & Co.	EUR	Euro

MSCO	Morgan Stanley	JPY	Japanese Yen

		USD	United States Dollar

		UYU	Uruguayan Peso

		ZAR	South Africa C Rand

Selected Portfolio

ADR	American Depositary Receipt

AGMC	Assured Guaranty Municipal Corp.

ARM	Adjustable Rate Mortgage

BOBL	Bundesobligation

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

BTP	Buoni del Tesoro Poliennali	GO	General Obligation
BZDIOVRA	Brazil Cetip DI Interbank Deposit Rate	IO	Interest Only
CLO	Collateralized Loan Obligation	LIBOR	London InterBank Offered Rate
CME	Chicago Mercantile Exchange	MBS	Mortgage-Backed Security
CMT	Constant Maturity Treasury Index	OAT	Obligation Assumable by the Treasurer
CNRR	China Reverse Repo Rate	PIK	Payment-In-Kind
COF	Cost of Funds	RDA	Redevelopment Agency/Authority
CPI	Consumer Price Index	REIT	Real Estate Investment Trust
ETF	Exchange Traded Fund	SF	Single Family
FHLMC	Federal Home Loan Mortgage Corp.	SFR	Single Family Revenue
FNMA	Federal National Mortgage Association	SPDR	S&P Depositary Receipt
FRN	Floating Rate Note	T-Bill	Treasury Bill
GDP	Gross Domestic Product	T-Note	Treasury Note
GNMA	Government National Mortgage Association	VRI	Value Recovery Instruments

Index

CDX.EM.Series number	CDX Emerging Markets Index
CDX.NA.HY.Series number	CDX North America High Yield Index
CDX.NA.IG.Series number	CDX North America Investment Grade Index
MCDX.NA.Series number	MCDX North America Index

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Shareholder Information

Board Approval of Investment

Management Agreements

FRANKLIN INVESTORS SECURITIES TRUST

Franklin Adjustable U.S. Government Securities Fund

Franklin Floating Rate Daily Access Fund

Franklin Low Duration Total Return Fund

Franklin Total Return Fund

(each a Fund)

At an in-person meeting held on February 25, 2020 (Meeting), the Board of Trustees (Board) of Franklin Investors Securities Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (FAI) and the Trust, on behalf of each Fund and the investment sub-advisory agreement between FAI and Franklin Templeton Institutional, LLC (Sub-Adviser), an affiliate of FAI, on behalf of the Franklin Total Return Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate. FAI and the Sub-Adviser are each referred to herein as a Manager.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by each Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to FAI by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters and, in some cases, requested additional information from FAI relating to the contract. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to:

(i) the nature, extent and quality of the services provided by each Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by each Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by each Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of each Manager; as well as information on succession planning where appropriate; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by each Manager and its affiliates; and management fees charged by each Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton (FT) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements, which included discussion of the changing distribution landscape for the Funds. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is

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part of the FT family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Managers’ parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the FT organization. The Board specifically noted FT’s commitment to enhancing services and controlling costs, as reflected in its plan to outsource certain administrative functions, and growth opportunities, as evidenced by its upcoming acquisition of the Legg Mason companies. The Board acknowledged the change in leadership at FRI and the opportunity to hear from Jennifer Johnson, President and Chief Executive Officer of FRI, about goals she has for the company that will benefit the Funds.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by each Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended December 31, 2019. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin Adjustable U.S. Government Securities Fund - The Performance Universe for the Fund included the Fund and all retail and institutional ultra-short obligation funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median and in the first quintile (best) of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median and in the fifth (worst) or fourth quintile of its Performance Universe. The Board discussed this performance with management and management explained that the Fund invests in plain vanilla ARM securities issued or guaranteed by the U.S. government or its related agencies (such as Fannie Mae or Freddie Mac), so it tends to underperform its Broadridge peers, many of which invest in a broader range of asset types, during periods of decreasing risk premiums. Given the Fund’s income-oriented investment objective and management’s explanation, the Board concluded that the Fund’s performance was satisfactory.

Franklin Floating Rate Daily Access Fund - The Performance Universe for the Fund included the Fund and all retail and institutional loan participation funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median and in the 5th quintile (worst) of its Performance Universe. The Board discussed this performance with management and management explained that many of the Fund’s peers had stronger performance than the Fund in 2019, which influenced longer-term rankings significantly as well, because the peers were invested in high yield bonds, which had a very strong 2019, as opposed to loan participations invested in by the Fund. Management also explained that a primary source of the Fund’s below median one-year annualized total return was due to the Fund’s exposure to select issuers within the retail and metals/minerals sectors, where industry headwinds generally caused reported results to fall short of investor expectations. The Board noted management’s steps to address the underperformance of the Fund and concluded that the Fund’s Management Agreement should be continued for an additional one-year period, and management’s efforts should continue to be monitored.

Franklin Low Duration Total Return Fund - The Performance Universe for the Fund included the Fund and all retail and institutional short investment-grade debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median and in the first quintile (best) of its Performance Universe. The Board also noted that the Fund’s annualized total return for the three-, five- and 10-year periods was below the median of its Performance Universe, but for the one-year period was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory. In doing so, the Board noted that the Fund’s annualized total return for each of the three-, five- and 10-year periods, while below the median, exceeded 1.65%.

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Franklin Total Return Fund - The Performance Universe for the Fund included the Fund and all retail and institutional core plus bond funds. The Board noted that the Fund’s annualized income return for the five-year period was below the median of its Performance Universe, but for the one-, three- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. The Board discussed this performance with management and management explained that it has implemented an enhanced investment process to address the Fund’s underperformance, in particular in the areas of macroeconomic analysis, quantitative modeling and portfolio construction. The Board concluded that the Fund’s Management Agreement should be continued for an additional one-year period, and management’s efforts should continue to be monitored. In doing so, the Board noted that the Fund’s annualized total return for the one-year period, while below the median, exceeded 9.00% and was in the third quintile of its Performance Universe as compared to the fifth quintile (worst) for the three- and five-year periods.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FT to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown (i) for Class A shares for each of the Franklin Adjustable U.S. Government Securities Fund, the Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund and for Class A shares for the other funds in each Fund’s respective Expense Group; and (ii) for Investor Class shares for the Franklin Low Duration Total Return Fund and for Class A shares and Class M shares for the other funds in the Fund’s Expense Group. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

Franklin Adjustable U.S. Government Securities Fund and Franklin Total Return Fund – The Expense Group for the Franklin Adjustable U.S. Government Securities Fund included the Fund and five other ultra-short obligation funds. The Expense Group for the Franklin Total Return Fund included the Fund and ten other core plus bond funds. The Board noted that the Management Rate and actual total expense ratio for each Fund was above the median of its respective Expense Group. The Board discussed with management each Fund’s expenses and noted management’s explanation that it believed the expenses of the Franklin Adjustable U.S. Government Securities Fund were appropriate, especially in light of the Fund’s first quintile (best) annualized income return for the one-, three-, five- and 10-year periods. The Board also noted that the Management Rate for the Franklin Total Return Fund was only slightly above the median of its Expense Group and that the Fund’s Sub-Adviser was paid by FAI out of the management fee FAI received from the Fund. The Board concluded that the Management Rate charged to each Fund is reasonable.

Franklin Floating Rate Daily Access Fund – The Expense Group for the Fund included the Fund and 13 other loan participation funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians and in the first quintile (least expensive) of the Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Franklin Low Duration Total Return Fund – The Expense Group for the Fund included the Fund and 10 other short investment-grade debt funds. The Board noted that the Management Rate was above the median and in the fifth quintile (most expensive) of its Expense Group. The Board also noted that the actual total expense ratio for the Fund was below the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is

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reasonable. In doing so, the Board noted the Fund’s first quintile (best) annualized income return for the one-, three-, five- and 10-year periods and that the actual total expense ratio for the Fund reflected a fee waiver from management.

Profitability

The Board reviewed and considered information regarding the profits realized by each Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis that addresses the overall profitability of FT’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2019, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain FT funds, was engaged to review and assess the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by each Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board considered the initiative currently underway to outsource certain operations, which effort would require considerable upfront expenditures by the Managers but, over the long run is expected to result in greater efficiencies. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent US Securities and Exchange Commission and other regulatory requirements, notably in the area of cybersecurity protections.

The Board also considered the extent to which each

Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by each Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which each Manager may realize economies of scale, if any, as each Fund grows larger and whether each Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments each Manager incurs across the FT family of funds as a whole. The Board noted that the Franklin Adjustable U.S. Government Securities Fund and the Franklin Floating Rate Daily Access Fund had experienced a decrease in assets and would not be expected to demonstrate additional economies of scale in the near term, but concluded that to the extent economies of scale may be realized by a Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL

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33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Franklin Investors Securities Trust
Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc.	(800) 632-2301
(800) DIAL BEN® / 342-5236
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© 2020 Franklin Templeton Investments. All rights reserved.		FIST2 S 06/20

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Mary C. Choksi and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSRS, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN INVESTORS SECURITIES TRUST

By	/S/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	June 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	June 30, 2020

By	/S/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date	June 30, 2020